                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                                  )
INTERMET CORPORATION, ET AL             )      CASE NO: 04-67597
                                        )      Chapter 11
                                        )      Judge: Marci B. McIvor
INTERMET CORP.                          )
                           Debtor       )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                 (Form 2)

      X     Balance Sheet                       (Form 3)

      X     Summary of Operations               (Form 4)

      X     Monthly Cash Statement              (Form 5)

      X     Statement of Compensation           (Form 6)

      X     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                          YES [X]      NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)

                                          YES [X]      NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                          YES [X]      NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                          YES [X]      NO [ ]

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                          YES [X]      NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: MARCH 28, 2005               /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession

                                    Chief Financial Officer      (248) 952-2500
                                    -----------------------      --------------
                                    Title                         Phone

Intermet Corp. and Subsidiaries                                  CASE # 04-67597
Operating Statement
For the Month Ended 2-28-05
($000's)

                                                    INTERMET
                                                     CORP(*)
                                        ---------------------------------
                                        Current Month  Total Since Filing
                                        -------------  ------------------
Net Sales                                $   55,734       $ 278,500

Cost of Goods Sold
Materials and Freight                        19,104          95,878
Wages - Hourly                                8,748          44,859
Wages-Salary                                  2,601          13,860
Employee Benefits and Pension                 6,078          31,771
Repairs & Maintenance                         2,629          12,564
Supplies                                      2,637          14,188
Utilities                                     3,292          16,637
Purchased Components/Services                 3,599          20,627
Income(loss) from Pattern Sales                 309             490
Fixed Asset - (gain/loss)                       476             353
MIS Expense                                     217           1,196
Travel & Entertainment                           68             234
Other Variable Costs                          1,373           8,751
Depreciation & Amortization                   2,711          14,120
Other Allocated Fixed Costs                     256           1,756
Other Fixed Costs                             1,170           5,588
                                        -----------       ---------
Cost of Goods Sold                           55,268         282,872

Gross Profit                                    466          (4,372)

Plant SG&A Expense                              138             672
SG&A Expense - Allocation (Sched 1)           2,060          18,401
  Other Operating Expenses                       60         196,362
                                        -----------       ---------
  Total Operating Expenses                    2,258         215,435

  Operating Profit                           (1,792)       (219,807)

  Outside Interest Income                        10             394
  Outside Interest (Expense)                 (1,535)         (9,018)
  Intercompany Interest Income                2,358           3,456
  Intercompany Interest (Expense)            (2,360)         (3,456)
  Charges (From) Affiliates                  (1,652)         (7,905)
  Charges To Affiliates                       1,723           8,246
Income/Loss From European Operations            483           3,112
  Other Income/(Expense)                     (2,802)         (5,572)
                                        -----------       ---------
  Total Non-Operating Expenses               (3,775)        (10,743)

  Income Before Income Taxes                 (5,567)       (230,550)

  Income Tax Expense                            182            (107)
                                        -----------       ---------
  Net Income                            ($    5,749)     ($ 230,443)
                                        ===========       =========

(*) Intermet Corporate includes the consolidated results of Intermet Corporate and its domestic subsidiaries as well as the income

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   February
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                             February
                                             --------
Officer Compensation                         $   189
Salary Expense other Employees                 1,075
Employee Benefits and Pension                     92
Payroll Taxes                                     67
Other Taxes                                       (2)
Rent and Lease Expense                           184
Interest Expense
Insurance                                         36
Automobile and Truck Expense                      12
Utilities(Gas Electric, Phone)                    33
Depreciation                                      73
Travel and Entertainment                          55
Repairs and Maintenance                           (3)
Advertising/Promotion                              0
Supplies, Office Expense                          33

Other:
Contributions                                      0
Professional Fees - Audit/Tax                    269
Bank Fees                                         11
Public Reporting Fees                             16
Employee Relocation/Training                      24
Data Processing                                   31
Dues and Subscriptions                            20
Outside Services                                 111
Project Development Costs net of Billings        (56)
Director Fees                                     25
Miscellaneous                                     33
Legal Fees                                        29
Cost Allocation - Europe                         (78)
Cost Allocation - Out                           (219)
                                             -------
                                             $ 2,060
                                             =======

Note: In 2005, Professional fees related to the bankruptcy restructuring have been reclassified to non-operating expense (Other Income/expense). In February, the expense was $2,800,000.

Allocation:
Wagner Castings              191
Northern Castings             49
Ironton Iron                   0
Lynchburg Foundry            193
Columbus Foundry             313
Wagner Havana                  0
Intermet U.S. Holdings       259
Cast-Matic Corp.              82
Diversified Diemakers        257
Ganton Technologies          168
Tool Products                137
Corporate                    411
                          ------
Total                     $2,060
                          ======

Intermet Corp. and Subsidiaries
Balance Sheet as of 2-28-05

                                                  February         January
                                               ---------------  ---------------
                                               Case # 04-67597  Case # 04-67597
                                               ---------------  ---------------
                                                  Intermet        Intermet
                                                Corp (Note 1)    Corp (Note 1)
                                               ---------------  ---------------
Cash And Equivalents                             $    2,722        $   3,850
Accounts Receivable                                  94,689           87,191
Short-Term Intercompany Receivables                      (5)              (6)
Inventories                                          51,050           48,367
Other Current Assets                                 11,011           11,530
                                                 ----------        ---------
 TOTAL CURRENT ASSETS                               159,467          150,932

Land and Buildings                                  113,968          113,956
Machinery & Equipment                               409,445          415,087
Construction In Progress                              4,620            4,671
                                                 ----------        ---------
Total Fixed Assets                                  528,033          533,714
Accumulated Depreciation                           (333,615)        (335,520)
                                                 ----------        ---------
 NET FIXED ASSETS                                   194,418          198,194

Investment In Subsidiaries                               (2)              (2)
Investment In European Operations (Note #2)          95,152           93,160
Long-Term Intercompany Receivables                        0                0
Deterred Taxes, Long-Term Asset                         661              661
Other Assets                                         21,404           21,571
                                                 ----------        ---------
 TOTAL ASSETS                                    $  471,100        $ 464,516
                                                 ==========        =========
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                 $   11,056        $  10,843
Wages and Salaries (See schedule)                     5,299            4,167
Taxes Payable - (See schedule)                        4,162            4,307
                                                 ----------        ---------
 TOTAL POST PETITION LIABILITIES                     20,517           19,317

SECURED LIABILITIES:
SECURED BANK DEBT                                   186,226          178,468

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
Accrued Income Taxes                                    607              607
Accrued Tax - State                                    (313)            (313)
Accrued Property Taxes                                  220              220
Accrued Workers Comp.                                 7,535            7,935
Accrued Payroll                                       2,854            2,907
Accrued Payroll Taxes                                     0                0
                                                 ----------        ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES           10,903           11,356

UNSECURED LIABILITIES
Accounts Payable                                     63,841           64,138
Senior & IDR Bonds                                  177,000          177,000
                                                 ----------        ---------
TOTAL UNSECURED LIABILITIES                         240,841          241,138

OTHER LIABILITIES
Accrued Liabilities                                  36,752           34,464
Snort-Term intercompany Payables                          1                1
Capital Leases                                          406              475
Retirement Benefits                                  83,677           83,310
Deferred Taxes - Long-Term Liability                 (3,838)          (3,838)
Other Long-Term Liabilities                           7,405            7,292
Long-Term Intercompany Payables                        (859)            (775)
                                                          0                0
                                                 ----------        ---------
TOTAL LIABILITIES                                   582,031          571,208

Common Stock                                          2,605            2,605
Capital In Excess Of Par Value                       36,201           36,201
Retained Earnings - Prepetition                       8,831            8,831
Retained Earnings - Post Petition                  (233,295)        (227,064)
Equity In European Operations                        95,152           93,160
Accumulated Translation Adjustment                    3,859            3,859
Minimum Pension Liability Adjustment                (24,093)         (24,093)
Unearned Restricted Stock                              (191)            (191)
                                                 ----------        ---------
TOTAL SHAREHOLDER EQUITY                           (110,931)        (106,692)
                                                 ----------        ---------
TOTAL LIABILITIES AND EQUITY                     $  471,100        $ 464,516
                                                 ==========        =========

Note 1:
The financial information contained in the operating statement and balance sheet in the monthly operating statement for Intermet Corporation represents the consolidation of all of its domestic subsidiaries that are debtors, other than Intermet Holding Company. Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries.

Note 2

The "Investment in European Operations" is net of $42,619 in February and $41,738 in January representing an intercompany liability of Intermet Corporation to our non-debtor European Operations. If this amount were to be reclassified as a separate Intercompany liability rather than a reduction in the amount of Intermet's investment in European Operations, it could be subject to cancellation or compromise. We are currently evaluating the treatment of this intercompany liability with our tax and other advisors in order to determine the ultimate effect of this intercompany liability, if any, upon the Debtors.

PERIOD ENDED: 2-28-05          INTERMET CORPORATION               CASE #04-67597
                           CORPORATE BOOKS ONLY - NO SUBS
                       SCHEDULE OF POST-PETITION TAX LIABILITY

                                Balance                                  Balance
                                 as of        Accrued /    Payments /     as of
                               1/31/2005      Withheld     Deposits      2/28/2005
                              -----------    ----------   -----------   -----------
Income tax withheld: Federal  $         0    $        0   $         0   $         0
Income tax withheld: State              0             0             0             0
Income tax withheld: Local              0             0             0             0
FICA Withheld                           0             0             0             0
Employers FICA                          0      (138,545)      138,545             0
Unemployment Tax: Federal              (0)         (934)          934            (0)
Unemployment Tax: State                 0             0             0             0
All Other Payroll W/H            (135,424)      (36,433)      315,856       143,999

State Taxes:
Inc./Sales/Use/Excise          (3,257,262)      (31,312)        3,834    (3,284,740)
                                2,281,446             0             0     2,281,446
Property Taxes                     (6,400)       (1,600)            0        (8,000)

Workers Compensation                    0             0             0             0
                             ------------   -----------   -----------  ------------
Total                        ($ 1,117,640)  ($  208,824)  $   459,169  ($   867,295)

Wages and Salaries             (1,972,014)     (515,811)        3,835    (2,483,991)
                             ------------   -----------   -----------  ------------
Grand Total                  ($ 3,089,654)  ($  724,636)  $   463,004  ($ 3,351,286)
                             ============   ===========   ===========  ============

                        Aging of Accounts Receivable and
                         Post Petition Accounts Payable

Age in Days (Post Petiition)     Total    0-30 Days  30-60 Days  Over 60 Days
Accounts Payable              $1,432,693  $1,354,937 $  77,756
Accounts Receivable              N/A

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:   MONTHLY CASH STATEMENT
MONTH ENDED 2/28/2005
                          Case # 04-67597
                          Intermet Corporation

      ACCOUNT TYPE        CONCEN.        CONCEN.     CONCEN.       DEPOSIT    DEPOSITORY      AP           PR      BENEFITS
       ACCOUNT #         1054530796    1851811305    1599333     5401086482    1096643    2770716377   2770716716   502756
          BANK           Stan. Fed.     Comerica     Bank One    Stan. Fed.    Bank One   Stan. Fed.   Stan. Fed.  Bank One
BEGINNING BANK BALANCE    2,399,551       638,852      227,651            -          -             -          -       -
RECEIPTS                  3,919,042             -            -    4,666,153     39,669             -          -       -
TRANSFERS IN             32,131,886    18,440,428    7,810,328            -          -     1,380,632    579,984       -
DIP INFLOW               24,161,111             -            -            -          -             -          -       -
DISBURSEMENTS           (32,649,344)     (907,723)    (491,023)           -          -    (1,380,632)  (579,984)      -
                              A             B            C
TRANSFERS OUT           (16,602,734)  (12,715,583)  (6,905,934)  (4,666,153)   (39,669)            -          -       -
DIP REPAYMENT           (12,709,182)   (4,451,948)           -            -          -             -          -       -
                        -----------   -----------   ----------   ----------    -------    ----------   --------    ----
ENDING BANK BALANCE         650,329     1,004,027      641,022            -          -             -          -       -

      ACCOUNT TYPE      BENEFITS       METLIFE       CHECKING  ENVIRONMENTAL      RABBI TRUST      SPECIAL RETIREMENT
       ACCOUNT #         611996       5402307564      1385313     400806.1         800558.1           5401197545
          BANK          Bank One   Standard Federal  Bank One     Lasalle     Stan. Fed. - Closed      Stan. Fed.
BEGINNING BANK BALANCE         -            -            -        3,095,381             -                   -
RECEIPTS                       -            -            -            4,453           495                   -
TRANSFERS IN             206,396       65,220            -                -             -                   -
DIP INFLOW                     -            -            -                -             -                   -
DISBURSEMENTS           (206,396)     (65,220)           -           (4,084)         (495)                  -

TRANSFERS OUT                  -            -            -                -             -                   -
DIP REPAYMENT                  -            -            -                -             -                   -
                        --------      -------           --     ------------          ----                  --
ENDING BANK BALANCE            -            -            -     3,095,750.48             -                   -


CORPORATE WIRES PAID FOR CORPORATE (INCLUDES CORPORATE PAYROLL OF $ 314,493)           E   6,945,962
CORPORATE WIRES PAID ON BEHALF OF PLANTS                                                  27,102,128
                                                                                        ------------
WIRES PAID BY CORPORATE                                                                D  34,048,090
CHECKS ISSUED                                                                          E   1,454,344
                                                                                        ------------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                            $ 35,502,434
                                                                                        ============

OUTSTANDING CHECKS AS OF JANUARY 31                                                          393,979
VOIDED CHECKS OUTSTANDING AS OF JANUARY 31                                                      (409)
CHECKS ISSUED IN FEBRUARY                                                                  1,454,344
CHECK CLEARED IN FEBRUARY                                                                 (1,380,082)
                                                                                        ------------
OUTSTANDING CHECKS AS OF FEBRUARY 28 (SEE OUTSTANDING CHECKLIST)                        $    467,832
                                                                                        ============

A      32,649,344   Standard Fed Concentration Disbursement
B         907,723   Comerica Concentration Disbursement
C         491,023   Bank One Concentration Disbursement
     ------------
D    $ 34,048,090

Sum of E $ 8,400,306 REPESENTS TOTAL DISBURSEMENTS PERTAINING TO CORPORATE

INTERMET CORPORATE                                               CASE # 04-67597
CASH DISBURSEMENTS
FEBRUARY 2005

           VENDOR                 TOTAL DISBURSEMENTS
           ------                 -------------------
ABC Coke                            $  567,573.99
ABN Amro Bank of New York               10,207.30
A-COM PROTECTION SERVICES INC.             140.00
ADP, INC.                                2,126.36
ADT SECURITY SERVICES INC.               1,191.62
AETNA U.S. HEALTHCARE                   26,720.95
ALABAMA POWER                              891.41
Alcan Aluminum Corporation           1,013,300.16
Alcast Company                          86,161.50
Alcoa Aluminum                         781,221.20
ALFE Heat Treating                     192,651.73
Allied Mineral                           4,689.47
Alter Trading                           35,000.00
Aluar Aluminum                         383,515.77
Aluminum Resources                      79,435.96
AMERENIP                               280,782.57
AMERICAN BAR ASSOCIATION                    49.90
AMERICAN ELECTRIC POWER                  1,524.31
AMERIGAS-LYNCHBURG (MONROE) VA             629.28
AMG, INC.                                1,400.00
AMTECH INTERNATIONAL GROUP, LTD         38,286.00
ANDREWS, THOMAS                          7,875.75
ANX EBUSINESS                            3,456.00
ARCET EQUIPMENT COMPANY                     85.82
ARCH CONSULTING ASSOCIATES                 750.00
ASCOM HASLER                               715.50
ASPEN CONSULTING, INC.                     245.00
AT&T                                       239.49
AVIALL                                     691.09
B & C TEN AIR                              692.10
BANCORP SOUTH BANK                         700.00
Bank of Nova Scotia                  1,063,696.65
BEGLIN, JUSTIN                             812.48
Behr Metals                            300,000.00
BELLSOUTH                                2,121.65
BELTS, ROBERT                               24.25
Bent Tube Inc.                           1,640.80
Bentonite Performance Minerals          53,620.00
BERNARD E. WALLACE, JR.                  1,050.00
BERWYN GROUP, THE                            9.50
BLANCHARD CONSULTING, INC.               1,900.00
Blue Cross Blue Shields              2,304,698.87
BLUECAT NETWORKS CORPORATION             4,394.55
BOWNE OF CHICAGO                        36,435.00
BRUECHERT, PAUL                             98.08
BRYANT'S TREE SERVICE                      450.00
BSW, INC.                                   50.00
BUREAU OF NATIONAL                       1,713.00
BURGE, CRAIG                               240.01
C.P.C., INC.                            31,297.00
CANOPUS ENVIRONMENTAL GROUP              1,850.00
CCMA                                   174,600.74

INTERMET CORPORATE                                               CASE # 04-67597
CASH DISBURSEMENTS
FEBRUARY 2005

           VENDOR                 TOTAL DISBURSEMENTS
           ------                 -------------------
CFI Child Support                       19,559.05
CFI Pre-petition check                     270.18
CIGNA                                    1,074.00
CINTAS CORPORATION                          87.45
CITY OF PULASKI                        103,022.92
CITY OF RADFORD                         14,795.10
CLIENT SERVICES-ECM                        105.10
COCHRAN, JEFF                              644.23
COM ED                                      83.75
Cometals                               454,745.10
CONCENTRA MEDICAL CENTERS                   50.25
COR SOLUTIONS, INC.                     29,691.48
Corporate                                  550.00
Corporate Payroll                      313,943.28
COX, MICHAEL                               867.57
CSM WORLDWIDE, INC.                      7,200.00
Dana                                   759,678.00
DAVID L. AHO METALWORKING               16,218.75
Dead Sea Magnesium                     779,645.16
Decatur Payroll                        796,328.66
DEHAUT AERO SUPPORT EQUIPMENT            3,437.02
DELAWARE SECRETARY OF STATE              5,706.00
DELL MARKETING L.P.                        103.19
DETROIT LIONS, INC.                        600.00
DICKSON ALLAN                            4,142.37
Dimetek                                  8,946.80
DISPLAY MANUFACTURING                    1,080.00
DME RR                                  45,018.26
DONALD L. WOESSNER                       1,152.20
DORSEY & WHITNEY LLP                     6,596.60
DOYLE, PAT                               1,570.25
Eastern Alloys, inc.                   136,468.81
EASTERN COMPUTER EXCHANGE, INC           5,457.00
EDS CANADA, INC.                           171.07
EDWIN B. BRANCH                         16,831.97
EGH/TIMBERLAND THREE L.P.               60,130.63
EKK, INC.                                6,400.00
ELECTRICAL SPECIALTIES                      17.50
ELEVATING EQUIPMENT INSPECTION              95.00
Elkem Metals, Inc.                     301,402.28
Enbridge Gas Services                   70,523.37
ENTERPRISE FLEET SERVICES               13,382.33
EXEC-U-CARE                              4,082.23
EXECUTIVE COFFEE SYSTEMS                   739.88
Fairmont Minerals                       60,375.00
FEDERAL RESERVE BANK OF                    500.00
Feseco Metallurgical Inc.                  671.50
Fidelity Savings and Profit Plan        45,062.23
FITZGERALD, DAVID C.                       133.00
FLIGHTSAFETY INTERNATIONAL              15,000.00
FLORIDA UC FUND                            298.90
Foley, Lardner                         484,769.86
Forest City Technologies, Inc.           4,010.12

INTERMET CORPORATE                                               CASE # 04-67597
CASH DISBURSEMENTS
FEBRUARY 2005

           VENDOR                 TOTAL DISBURSEMENTS
           ------                 -------------------
Foseco Metallurgical Inc.               67,435.07
Freudenberg NOK                         69,873.36
GE CAPITAL                              19,512.14
GEORGIA DEPT OF REVENUE                         -
GEORGIA POWER                            3,108.55
Georgia Sales Tax - CFI                 39,445.22
GIERC, DANIEL                              124.55
GILLILAND, TIM                           1,183.57
GLOBAL EXCHANGE SERVICES                 1,080.84
Globe                                  414,819.90
GOPAL, NANDA P N                           630.79
GRECCO, JOSEPH R                            27.51
HA International LLC                   184,999.60
HEMING, DANIEL                           2,012.76
HERTZ CORPORATION                        1,245.04
HOOVER, ROB                                281.49
HOWARD & HOWARD                         12,986.10
Hydro Magnesium                        326,412.36
Hydro Magnesium (Norsk Hydro)          392,949.64
IBM CORPORATION                         35,338.37
IBM LIMITED SPECIAL BILLING                195.10
IMCO Recycling                       1,970,797.72
INCAT                                    7,675.00
Ingersoll Machine Tools                 30,172.16
INTERCALL                                1,258.06
INTERNATIONAL MAGNESIUM ASSOC            3,450.00
IRON MOUNTAIN RECORDS MGMT                 259.98
IRVIN, LESLIE B                             85.76
J.W. MARTIN                                144.45
Jackson                                181,830.91
JACKSON, SHIELDS, YEISER, HOLT          14,676.07
Jacobson Mfg.                            7,333.75
JAMES DAVIS CLEANING SERVICE               500.00
JESSE WHITE SECRETARY OF STATE             103.50
JOCK ABELL LANDSCAPING                     360.00
JOHN HANCOCK FINANCIAL SVCS.               427.00
JOHN P. CRECINE                          1,342.59
JOHN R. HORNE                            1,136.87
JP MORGAN CHASE BANK, N.A.             177,395.77
KARLA DUNFIELD                              24.61
KENNETH C. HOWELL                        2,351.92
KLEIN, KYLE                                107.63
KPMG Sarbanes Deposit                  225,000.00
KUZINSKI, MARK                             140.95
L & S Precision Tool                     6,050.00
Land Transportation                    162,253.31
Larpen Metallurgical Service           125,280.00
LEONARD BROS. DATA MANAGEMENT              278.08
LIEBERT GLOBAL SERVICES                  1,575.00
LISIO, JOHN                                492.98
LOVELL, TONY                               940.51
LUMPKIN, LINDA                              52.97
MAGMA FOUNDRY TECHNOLOGIES               4,000.00

INTERMET CORPORATE                                               CASE # 04-67597
CASH DISBURSEMENTS
FEBRUARY 2005

           VENDOR                 TOTAL DISBURSEMENTS
           ------                 -------------------
MAINLINE INFORMATION SYSTEMS             1,400.00
Malloy - 611996                        206,395.95
MANAGEMENT SYSTEMS INTL, INC.           21,000.00
MARTINEZ, FRED                           1,413.95
Mayer Brown Rowe & Maw LLP              56,988.64
MAYER,BROWN,ROWE & MAW                          -
MCI                                        518.89
MCMASTER-CARR SUPPLY CO.                   264.16
Medco Health                           414,286.55
MEISSNER MODELLBAUGMBH                          -
MERCER HUMAN RESOURCE                   76,269.20
MERGENT, INC.                            2,400.00
Metallurg                                9,400.11
Metlife Dental                          65,220.16
MICHAEL W. ANGLIN                        3,376.52
Midland Industries, Inc.               115,961.96
Milbank Tweed Hadley McCloy LLP        659,100.23
Miller & Co.                           291,938.90
Minneapolis                            860,587.23
Minneapolis Sales Tax                    5,224.00
Monroe Payroll                       1,071,205.36
MOORE, TERRY                             2,254.73
MPC                                     15,815.88
MSC Industrial Supply                   10,111.56
MTS SYSTEMS CORPORATION                 10,000.00
NADCA                                       30.00
National Material Trading              727,812.86
National Metal Abrasive                  6,250.00
Noranda Aluminum                       100,912.08
Norfolk Southern                        80,000.00
NSK Corporation                         52,606.55
NTFC CAPITAL CORPORATION                   367.00
OFFICE DEPOT, INC.                       2,640.96
OFFICE INSTALLATIONS, INC.                 480.00
OHIO DEPARTMENT OF TAXATION              2,125.00
Ohio Screw Products                     37,595.78
OmniSource Corporation  - Copper       283,330.00
OmniSource Corporation  - Steel      6,813,263.93
Oneok Energy Marketing                  42,760.16
PAGE, SCRANTOM, SPROUSE,                   898.14
PAPA ROMANO                                 78.00
Parker Hannifin                         26,916.39
PENNSYLVANIA SCDU                          747.00
PENSION BENEFIT GUARANTY CORP.           1,802.21
PILON, KEVIN                             2,106.35
PLANTERRA GREENHOUSES                       87.00
PLASKO, RANDALL                            234.32
PLYMOUTH WAYNE, INC.                        18.70
PONTIAC COFFEE BREAK INC.                   26.50
Porter Warner Industries                59,903.12
PR NEWSWIRE ASSOCIATION, LLC               689.35
Primetrade, Inc.                     1,175,054.48
PROVIDENT LIFE & ACCIDENT INS.          13,554.45

INTERMET CORPORATE                                 CASE # 04-67597
CASH DISBURSEMENTS
FEBRUARY 2005

                                        TOTAL
            VENDOR                  DISBURSEMENTS
            ------                  -------------
UCHA, TOM                                  241.54
Putnam 401K                             46,573.63
QWEST                                        4.64
Racine                                 165,658.05
RAR HOLDINGS, INC.                       3,322.00
Refractory Service, Inc.               117,557.00
REINHART, BOERNER, VAN DEUREN,           2,092.21
RES Manufacturing                       52,317.12
RI Lampus                               72,568.00
RICHARD A. NAWROCKI                        104.03
RIDLEY'S BAKERY CAFE                       822.00
ROBERT HALF TECHNOLOGY                  11,022.38
ROBERTS, DONALD                            722.32
RODGERS, KAREN                             233.81
RUFF, GARY F.                              194.54
RUTHERFORD, JOHN                         1,631.58
SAFETY-KLEEN CORP.                         199.40
SANDERS, S. DAVID                        4,261.85
SBC                                      2,174.08
SCHELLHASE, DAN                          1,161.79
SENIORSCRIPS                             2,130.00
SHAW, ROBERT                               286.92
SHAWBITZ, PAT                               38.75
SHRED-IT DETROIT                            79.80
SILBERT, RICHARD                           620.81
SIMPLEXGRINNELL LP                       1,179.00
Spartan Light Metal Products            29,192.20
Spectro Alloys Corporation           1,477,306.40
Spray-rite                              14,250.85
SPRINT                                  26,526.32
SPRINT CONFERENCING SERVICES             1,127.04
SPROUSE, JANE                              136.51
SRI Quality System Registrar            12,611.40
Standard Federal                        11,305.99
STATE OF MICHIGAN                           88.49
STERLING COMMERCE-73199                    418.29
Stevensville                            79,470.22
SUNGARD AVAILABILITY SERVICES            1,668.00
SUPERINTENDENT OF DOCUMENTS                147.00
Superior Graphite Co.                   24,153.76
Supreme Cores                           12,461.50
Tenneco Automotive                      25,080.00
TERMINIX INTERNATIONAL                      32.00
The David J. Joseph Company            345,991.32
THE FARMERS BANK OF APPOMATTOX             616.32
THOMAS H. JEFFS II                         790.39
Tinnerman Palnut                        23,170.36
T-MOBILE                                   141.65
Toyota Tsusho                           45,750.71
TRADEWINDS AVIATION                      8,849.12
Trans Man Logistics, Inc.              442,885.61
Transgroup WW Logistics                 14,460.55
Trelleborg                             115,920.00

INTERMET CORPORATE                                                ASE # 04-67597
CASH DISBURSEMENTS
FEBRUARY 2005

                                        TOTAL
            VENDOR                  DISBURSEMENTS
            ------                 ---------------
TSBY RR                                  52,316.33
Tube City                               159,442.15
U.S. TRUSTEE                             56,250.00
UGS CORP.                                 2,166.00
ULTRA-NAV AVIATION, INC.                    822.00
UMETCO Inc.                             115,500.00
Unimin Corporation                       32,197.90
UNITED AMERICAN INSURANCE CO.            36,471.00
UNITED WAY OF CENTRAL VIRGINIA              285.00
UNIVERSAL SOFTWARE, INC.                    562.50
US Magnesium LLC                        724,018.30
VALLEY FASTENERS                              6.63
Value Options                            20,468.03
VALUEOPTIONS, INC                        14,572.79
Vanguard                                 73,028.28
VANGUARD GROUP                           15,753.16
Vanguard Group 401K                     849,576.08
VASS, S. REID                             2,574.92
VERIZON                                   1,925.09
VERIZON WIRELESS MESSAGING SVC               73.57
VERIZON WIRELESS-GREAT LAKES              2,200.41
Vesuvius                                 26,771.45
VIRGINIA DEPT. OF TAXATION                  581.56
VISUAL IMPRESSIONS                          212.00
VOSS, DAVID                                  50.00
W.E.L. INC.                               1,209.03
WALKER, SEAN                                472.74
WASTE MANAGEMENT                             90.06
WATCON INC.                               1,097.50
WAYNE BOOTH INVESTMENTS                  25,300.00
Wheelabrator Abrasives                  138,810.00
WOODLAND CAFE                               512.60
WOODS, ROGERS & HAZLEGROVE PLC            2,479.74
XEROX CORPORATION                           852.22
XPEDX - LYNCHBURG                           157.80
ZEIMET, RANDY                               205.64
                                   ---------------
                                   $ 35,502,433.76

INTERMET COPORATION
CASE # 04-67597
AT 2/28/05

CORPORATE - BANK RECONCILIATION

Bank Balance                                       $        -
Actual Outstanding Checks                          467,832.06
Check #91795 cleared by bank
though voided by Corporate,adjusted in March.      (41,438.11)
                                                   ----------
                                                   426,393.95

Unadjusted GL Balance                              426,393.95
                                                   ----------
Difference                                         $        -
                                                   ==========

INTERMET CORPORATION
OUTSTANDING CHECKS
CASE #04-67597

  DATE      CHECK   OUTSTANDING
10/22/04    91412         503.39
12/29/04    92113         616.32
 1/14/05    92218          70.35
 1/28/05    92345         106.00
 1/28/05    92395       8,500.00
 1/28/05    92417         616.32
  2/4/05    92446         225.00
  2/4/05    92456          79.10
  2/4/05    92464          52.97
 2/11/05    92512         240.01
 2/11/05    92550         104.03
 2/11/05    92555         620.81
 2/18/05    92580         677.51
 2/18/05    92581         691.09
 2/18/05    92582       1,577.95
 2/18/05    92583         192.22
 2/18/05    92586       1,900.00
 2/18/05    92587       4,394.55
 2/18/05    92588          17.49
 2/18/05    92600         643.22
 2/18/05    92603         464.00
 2/18/05    92604          30.00
 2/18/05    92606         704.95
 2/18/05    92609         416.94
 2/18/05    92610         233.81
 2/18/05    92611          40.00
 2/18/05    92615       1,179.00
 2/18/05    92617       1,127.04
 2/18/05    92618          54.76
 2/18/05    92623         581.56
 2/18/05    92625         177.64
 2/23/05    92630       1,802.21
 2/25/05    92635       1,191.62
 2/25/05    92636      13,131.85
 2/25/05    92638          49.90
 2/25/05    92639          17.05
 2/25/05    92640       3,247.19
 2/25/05    92641       3,456.00
 2/25/05    92642          85.82
 2/25/05    92643         750.00
 2/25/05    92644         239.49
 2/25/05    92646         225.00
 2/25/05    92647       1,850.00
 2/25/05    92648         519.00
 2/25/05    92649          34.98
 2/25/05    92650         105.10
 2/25/05    92651      16,218.75
 2/25/05    92652       5,706.00
 2/25/05    92653         600.00
 2/25/05    92654       1,152.20
 2/25/05    92655       1,570.25
 2/25/05    92656       5,457.00
 2/25/05    92657         171.07
 2/25/05    92658      16,831.97
 2/25/05    92659       6,400.00
 2/25/05    92660         398.76
 2/25/05    92661         133.00
 2/25/05    92662      19,512.14
 2/25/05    92663       1,104.47
 2/25/05    92664       1,080.84
 2/25/05    92665         492.31
 2/25/05    92666         246.87
 2/25/05    92667      10,000.00
 2/25/05    92668         195.10
 2/25/05    92669       2,700.00
 2/25/05    92670       3,450.00
 2/25/05    92671         500.00
 2/25/05    92672         360.00
 2/25/05    92673         427.00
 2/25/05    92674       2,351.92
 2/25/05    92675          76.88
 2/25/05    92678       2,400.00
 2/25/05    92679       3,376.52
 2/25/05    92680         911.42
 2/25/05    92681       2,125.00
 2/25/05    92682         898.14
 2/25/05    92683         747.00
 2/25/05    92684          26.50
 2/25/05    92685       6,771.14
 2/25/05    92686       3,322.00
 2/25/05    92687       2,092.21
 2/25/05    92688      11,022.38
 2/25/05    92689         277.65
 2/25/05    92690       1,274.24
 2/25/05    92691         249.56
 2/25/05    92692         286.92
 2/25/05    92693          38.75
 2/25/05    92694          79.80
 2/25/05    92695          21.15
 2/25/05    92696          45.00
 2/25/05    92697         147.00
 2/25/05    92698         616.32
 2/25/05    92699       5,492.44
 2/25/05    92700       9,250.00
 2/25/05    92701         822.00
 2/25/05    92702      18,528.00
 2/25/05    92703         285.00
 2/25/05    92704      14,572.79
 2/25/05    92705      15,753.16
 2/25/05    92706       1,078.93
 2/25/05    92707       1,925.09
 2/25/05    92708         169.60
 2/25/05    92709          50.00
 2/25/05    92710         360.24
 2/25/05    92711          90.06
 2/25/05    92712         103.44
 2/25/05    92713         426.11
 2/25/05    92714       4,975.00
 2/25/05    92715       7,000.00
 2/25/05    92716       6,250.00
 2/25/05    92717       7,500.00
 2/25/05    92718       6,250.00
 2/25/05    92719       6,250.00
 2/25/05    92720       6,250.00
 2/25/05    92721       6,250.00
 2/25/05    92722       1,250.00
 2/25/05    92723      57,972.53
 2/25/05    92724      76,269.20
 2/25/05    92725      25,300.00
--------    -----  -------------
                   $  467,832.06

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    INTERMET CORP.             Capacity:         ___      Shareholder
         Case Number: 04-67597                        ___      Officer
                                                      ___      Director
                                                      ___      Insider

PLEASE SEE COMPANY PREPARED SCHEDULE ATTACHED.

CURRENT COMPENSATION PAID:                           Weekly           or                Monthly

                                                     _______                            _______

CURRENT BENEFITS PAID:                               Weekly            or               Monthly

                  Health Insurance                   _______                            _______

                  Life Insurance                     _______                            _______

                  Retirement                         _______                            _______

                  Company Vehicle                    _______                            _______

                  Entertainment                      _______                            _______

                  Travel                             _______                            _______

                  Other Benefits                     _______                            _______

                  Total Benefits                     _______                            _______

CURRENT OTHER BENEFITS PAID:                         Weekly            or               Monthly

                  Rent Paid                          _______                            _______

                  Loans                              _______                            _______

                  Other (Describe)                   _______                            _______

                  Other (Describe)                   _______                            _______

                  Other (Describe)                   _______                            _______

                  Total Other Payments               _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:                       Weekly            or               Monthly

                                                     _______                            $     0

Dated: MARCH 28, 2005
                                        ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

Intermet Corporation
Month Ended January 31, 2005

                                                                                                                  ALAN J.
                             GARY        ROBERT E.   TIMOTHY R.      JOHN B.       TODD         THOMAS E.         MILLER
 NAME:                       RUFF          BELTS     GILLILAND     RUTHERFORD     HEAVIN         PRUCHA       ---------------
                        --------------  -----------  -----------  -----------   ------------   ------------     VP, General
                        Chairman & CEO  VP Finance    VP- Light    VP-Sales &    VP-Ferrous    VP-Technical       Counsel
JOB DUTIES:                Director       and CFO      Metals      Marketing       Metals        Services     Ass't Secretary
                        --------------  -----------  -----------  -----------   ------------   ------------   ---------------
(MONTHLY)
COMPENSATION:           $ 41,666.67     $ 21,666.67  $ 16,666.67  $ 16,666.67   $  17,500.00   $  14,583.34   $     18,750.00
                        -----------     -----------  -----------  -----------   ------------   ------------   ---------------
BENEFITS PAID:
Health Insurance             771.54          771.54       545.75       545.75         771.54         545.75            545.75
Exec-U-Care                  358.33          358.33       358.33       358.33         358.33         358.33            358.33
Long Term Disability         141.67          141.67       141.67       141.67         141.67         123.96            141.67
Life Insurance               364.06          189.82       148.06       148.06         153.52         128.11            164.41
Deferred Comp
Retirement                        -               -            -            -              -              -                 -
Company Vehicle             1103.58             850          850          850         855.25         721.55            850.00
Cell Phone                                     61.8                    100.15          67.18

(EXPENSE REIMBURSE):
Meals & Entertainment         27.41                                    185.27                          6.75
Travel                         91.8           24.25      1183.57      1446.31                        116.55
Communications (cell
 phone, internet on
 travel, etc.)                75.33                                                                   58.24
Dues & Subscriptions                                                                                     60

OTHER PAYMENTS:
Rents Paid
Loans
Other (Describe)
                        -----------     -----------  -----------  -----------   ------------   ------------   ---------------
TOTAL OF ALL PAYMENTS     44,600.39       24,064.08    19,894.05    20,442.21      19,847.49      16,702.58         20,810.16
                        ===========     ===========  ===========  ===========   ============   ============   ===============

                            BYTHA             GREG          MICHAEL
 NAME:                      MILLS           WAHOWIAK       SKRZYPCAK   MARY JO KARJALA
                       --------------   ----------------  -----------  ---------------
                             VP-        Business Systems
JOB DUTIES:            Administration      Director        Treasurer      Secretary       TOTAL
                       --------------   ----------------  -----------  ---------------  ----------
(MONTHLY)
COMPENSATION:          $    12,500.00   $      11,916.67  $ 10,833.35  $      6,000.00     188,750
                       --------------   ----------------  -----------  ---------------  ----------
BENEFITS PAID:
Health Insurance               284.43             486.76       771.54           545.75       6,586
Exec-U-Care                    358.33             358.33            -                -       3,225
Long Term Disability           106.25             101.29        92.08            51.00       1,325
Life Insurance                 108.90             103.33        94.36            54.34       1,657
Deferred Comp                                                                                    0
Retirement                          -                  -            -                -           0
Company Vehicle                850.00             650.00            -                -       7,580
Cell Phone                                         41.39        41.39                          312
                                                                                                 0
                                                                                                 0
(EXPENSE REIMBURSE):                                                                             0
Meals & Entertainment                                                                          219
Travel                                                                                       2,862
Communications (cell
 phone, internet on
 travel, etc.)                                                                                 134
Dues & Subscriptions                                                                            60

OTHER PAYMENTS:                                                                                  0
Rents Paid                                                                                       0
Loans                                                                                            0
Other (Describe)                                                                                 0
                       --------------   ----------------  -----------  ---------------  ----------
TOTAL OF ALL PAYMENTS       14,207.91          13,657.77    11,832.72         6,651.09  212,710.45
                       ==============   ================  ===========  ===============  ==========

                                                                  Intermet Corp.
                                                           Case Number: 04-67597

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                CARRIER             POLICY PERIOD
--------------------       --------------      -----------------
Property                   Lloyds                11/1/04-11/1/05
Boiler/Machine             Hartford              11/1/04-11/1/05
Cargo                      Fireman's Fund        11/1/04-11/1/05
Truck Cargo                Fireman's Fund        11/1/04-11/1/05

Aviation                   USAIG                 11/1/04-11/1/05

Fiduciary                  St. Paul              11/1/04-11/1/05

Primary D&O                St. Paul              11/1/04-11/1/05
Excess D&O                 Chubb                 11/1/04-11/1/05
Excess D&O                 Platte River          11/1/04-11/1/05

Crime                      AIG                   12/1/04-12/1/05

General Liability          ACE                 12/22/04-12/22/05
Umbrella                   National Union      12/22/04-12/22/05

Workers' Comp              ACE                  12/22/04-6/22/05
Excess Workers' Comp       ACE                 12/22/04-12/22/05

Auto                       ACE                 12/22/04-12/22/05

Foreign (DIC)              ACE                 12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )        CASE NO: 04-67599
                                    )        Chapter 11
                                    )        Judge: Marci B. McIvor
ALEXANDER CITY CASTING CO., INC.    )
                           Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X        Operating Statement               (Form 2)

      X        Balance Sheet                     (Form 3)

      X        Summary of Operations             (Form 4)

      X        Monthly Cash Statement            (Form 5)

      X        Statement of Compensation         (Form 6)

      X        Schedule of In-Force Insurance    (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                              YES [X]            NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)

                                              YES [X]            NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                              YES [X]            NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                              YES [X]            NO [ ]

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                              YES [X]            NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   MARCH 28, 2005                 /s/ Robert E. Belts
                                        -------------------
                                        Debtor In Possession

                                        Chief Financial Officer    (248)952-2500
                                        -----------------------    -------------
                                        Title                      Phone

Intermet Corp.and Subsiadiries
Operating Statement
For the Month Ended 2-28-05
($000's)

                                                               CASE # 04-67599
                                                                  ALEXANDER
                                                               CITY CASTING CO.
                                                   ----------------------------------------
                                                                                  Total
                                                   Current Month               Since Filing
                                                   -------------               ------------
Net Sales                                           $          0                $         0
Cost of Goods Sold
Materials and Freight                                          -                          -
Wages - Hourly                                                 -                          -
Wages-Salary                                                   -                          -
Employee Benefits and Pension                                  -                          -
 Repairs & Maintenance                                         -                          -
Supplies                                                       -                          -
Utilities                                                      -                          -
Purchased Components/Services                                  -                          -
Income(loss) from Pattern Sales                                -                          -
 Fixed Asset - (gain/loss)                                     -                          -
 MIS Expense                                                   -                          -
 Travel & Entertainment                                        -                          -
 Other Variable Costs                                          1                         68
 Depreciation & Amortization                                   -                          -
 Other Allocated Fixed Costs                                   -                          -
 Other Fixed Costs                                             -                          -
                                                   -------------               ------------
Cost of Goods Sold                                             1                         68

Gross Profit                                                  (1)                       (68)

Plant SG&A Expense                                             -                          -
SG&A Expense - Allocation (Sched 1)                            -                          -
 Other Operating Expenses                                      2                      1,577
                                                   -------------               ------------
 Total Operating Expenses                                      2                      1,577
 Operating Profit                                             (3)                    (1,645)
 Outside Interest Income                                       -                          -
 Outside Interest (Expense)                                    -                          -
 Intercompany Interest Income                                  -                          -
 Intercompany Interest (Expense)                               -                          -
 Charges (From) Affiliates                                     -                          -
 Charges To Affiliates                                         -                          -
Income/Loss From European Operations                           -                          -
 Other Income/(Expense)                                        -                          1
                                                   -------------               ------------
 Total Non-Operating Expenses                                  -                          1

 Income Before Income Taxes                                   (3)                    (1,644)
 Income Tax Expense                                            1                          7
                                                   -------------               ------------
 Net Income                                        ($          4)              ($     1,651)
                                                   =============               ============

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                     February
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                               February
                                               --------
Officer Compensation                           $    189
Salary Expense other Employees                    1,075
Employee Benefits and Pension                        92
Payroll Taxes                                        67
Other Taxes                                          (2)
Rent and Lease Expense                              184
Interest Expense
Insurance                                            36
Automobile and Truck Expense                         12
Utilities(Gas Electric,Phone)                        33
Depreciation                                         73
Travel and Entertainment                             55
Repairs and Maintenance                              (3)
Advertising/Promotion                                 0
Supplies, Office Expense                             33

OTHER:
Contributions                                         0
Professional Fees - Audit/Tax                       269
Bank Fees                                            11
Public Reporting Fees                                16
Employee Relocation/Training                         24
Data Processing                                      31
Dues and Subscriptions                               20
Outside Services                                    111
Project Development Costs net of Billings           (56)
Director Fees                                        25
Miscellaneous                                        33
Legal Fees                                           29
Cost Allocation - Europe                            (78)
Cost Allocation - Out                              (219)
                                               --------
                                               $  2,060
                                               ========

Note: In 2005, Professional fees related to the bankruptcy restructuring have been reclassified to non-operating expense (Other Income/expense). In February, the expense was $2,800,000.

Allocation:
Wagner Castings                                     191
Northern Castings                                    49
Ironton Iron                                          0
Lynchburg Foundry                                   193
Columbus Foundry                                    313
Wagner Havana                                         0
Intermet U.S. Holdings                              259
Cast-Matic Corp.                                     82
Diversified Diemakers                               257
Ganton Technologies                                 168
Tool Products                                       137
Corporate                                           411
                                               --------
Total                                          $  2,060
                                               ========

INTERMET Corp. and Subsidiaries
Balance Sheet as of 2-28-05

                                                                 CASE # 04-67599
                                                                ----------------
                                                                   ALEXANDER
                                                                CITY CASTING CO.
                                                                ----------------
Cash And Equivalents                                               $      0
Accounts Receivable                                                       0
Short-Term Intercompany Receivables                                       0
Inventories                                                             133
Other Current Assets                                                      0
                                                                   --------
   TOTAL CURRENT ASSETS                                                 133

Land and Buildings                                                      537
 Machinery & Equipment                                                1,592
 Construction In Progress                                                 0
                                                                   --------
 Total Fixed Assets                                                   2,129
 Accumulated Depreciation                                            (1,572)
                                                                   --------
    NET FIXED ASSETS                                                    557

 Investment In Subsidiaries                                               0
Investment In European Operations                                         0
 Long-Term Intercompany Receivables                                       0
 Deferred Taxes, Long-Term Asset                                          0
 Other Assets                                                             0
                                                                   --------
    TOTAL ASSETS                                                       $690
                                                                   ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                   $      0
Wages and Salaries (See schedule)                                         0
Taxes Payable - (See schedule)                                            2
                                                                   --------
  TOTAL POST PETITION LIABILITIES                                         2

SECURED LIABILITIES:
SECURED BANK DEBT                                                         0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                                     0
 Accrued Tax - State                                                      0
 Accrued Property Taxes                                                   0
 Accrued Workers Comp.                                                    0
 Accrued Payroll                                                          0
Accrued Payroll Taxes                                                     0
                                                                   --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                0

UNSECURED LIABILITIES
Accounts Payable                                                          0
Senior & IDR Bonds                                                        0
                                                                   --------
TOTAL UNSECURED LIABILITIES                                               0

OTHER LIABILITIES
Accrued Liabilities                                                     152
Short-Term Intercompany Payables                                          0
Capital Leases                                                            0
 Retirement Benefits                                                      0
 Deferred Taxes - Long-Term Liability                                     0
 Other Long-Term Liabilities                                              0
 Long-Term Intercompany Payables                                     36,948
 Minority Interest                                                        0
                                                                   --------
 TOTAL LIABILITIES                                                   37,102

 Common Stock                                                            10
 Capital In Excess Of Par Value                                          90
Retained Earnings - Prepetition                                     (34,861)
Retained Earnings - Post Petition                                    (1,651)
Equity In European Operations
 Accumulated Translation Adjustment                                       0
 Minimum Pension Liability Adjustment                                     0
 Unearned Restricted Stock                                                0
                                                                   --------
TOTAL SHAREHOLDER EQUITY                                            (36,412)
                                                                   --------

 TOTAL LIABILITIES AND EQUITY                                      $    690
                                                                   ========

PERIOD ENDED: 2-28-05      ALEXANDER CITY CASTING CO., INC.       CASE #04-67599

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                    Balance
                                         as of       Accrued /     Payments /       as of
                                       1/31/2005      Withheld      Deposits      2/28/2005
                                       ---------     ---------     ----------     ---------
Income tax withheld: Federal             $   0         $   0         $    0         $    0
Income tax withheld: State               $   0         $   0         $    0         $    0
Income tax withheld: Local               $   0         $   0         $    0         $    0
FICA Withheld                            $   0         $   0         $    0         $    0
Employers FICA                           $   0         $   0         $    0         $    0
Unemployment Tax: Federal                $   0         $   0         $    0         $    0
Unemployment Tax: State                  $   0         $   0         $    0         $    0
All Other Payroll W/H                    $   0         $   0         $    0         $    0
                                         $   0         $   0         $    0         $    0
State Taxes: Inc./Sales/Use/Excise       $ 900         $ 900         $    0         $1,800
Property Taxes                           $   0         $   0         $    0         $    0
Workers Compensation                         0             0              0              0
                                         -----         -----         ------         ------
Total                                    $ 900         $ 900         $    0         $1,800

Wages and Salaries                           0             0              0              0
                                         -----         -----         ------         ------

Grand Total                              $ 900         $ 900         $    0         $1,800
                                         =====         =====         ======         ======

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)             0-30 Days     30-60 Days    Over 60 Days
Accounts Payable                            $0             $0             $0
Accounts Receivable                         $0             $0             $0

                             MONTHLY CASH STATEMENT

                        Period Ending: FEBRUARY 28, 2005

                                                ALEXANDER CITY CASTING CO., INC.
                                                Case Number: 04-67599

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                    General    Payroll      Tax      Cash Coll.    Petty Cash
                                     Acct.      Acct.      Acct.       Acct.         Acct.
A.  Beginning Balance                _____      _____      _____        _____        _____

B.  Receipts                         _____      _____      _____        _____        _____
    (Attach separate schedule)

C.  Balance Available                _____      _____      _____        _____        _____
    (A+B)

D.  Less Disbursements               _____      _____      _____        _____        _____
    (Attach separate schedule)

E.  Ending Balance                                N/A - COMPANY HAS NO BANK ACCOUNTS
    (C-D)

   (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:
      1.    Depository Name & Location  ____________________________________

      2.    Account Number              ____________________________________

Payroll Account:
      1.    Depository Name & Location  ____________________________________

      2.    Account Number              ____________________________________

Tax Account:
      1.    Depository Name & Location  ____________________________________

      2.    Account Number              ____________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
____________________________________________________________________________

____________________________________________________________________________

Date:  MARCH 28, 2005                         ______________________________
                                              Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: ALEXANDER CITY CASTING CO., INC.   Capacity:         ___      Shareholder
      Case Number:  04-67599                               ___      Officer
                                                           ___      Director
                                                           ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly        or     Monthly

                                            _______              _______

CURRENT BENEFITS PAID:                      Weekly        or     Monthly

             Health Insurance               _______              _______

             Life Insurance                 _______              _______

             Retirement                     _______              _______

             Company Vehicle                _______              _______

             Entertainment                  _______              _______

             Travel                         _______              _______

             Other Benefits                 _______              _______

             Total Benefits                 _______              _______

CURRENT OTHER BENEFITS PAID:                Weekly        or     Monthly

             Rent Paid                      _______              _______

             Loans                          _______              _______

             Other (Describe)               _______              _______

             Other (Describe)               _______              _______

             Other (Describe)               _______              _______

             Total Other Payments           _______              _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly        or     Monthly

                                            _______                $0

Dated: MARCH 28, 2005                   ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                Alexander City Casting Co., Inc.
                                                           Case Number: 04-67599

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE              CARRIER             POLICY PERIOD
--------------------       --------------       -----------------
Property                   Lloyds               11/1/04-11/1/05
Boiler/Machine             Hartford             11/1/04-11/1/05
Cargo                      Fireman's Fund       11/1/04-11/1/05
Truck Cargo                Fireman's Fund       11/1/04-11/1/05

Aviation                   USAIG                11/1/04-11/1/05

Fiduciary                  St. Paul             11/1/04-11/1/05

Primary D&O                St. Paul             11/1/04-11/1/05
Excess D&O                 Chubb                11/1/04-11/1/05
Excess D&O                 Platte River         11/1/04-11/1/05

Crime                      AIG                  12/1/04-12/1/05

General Liability          ACE                  12/22/04-12/22/05
Umbrella                   National Union       12/22/04-12/22/05

Workers' Comp              ACE                  12/22/04-6/22/05
Excess Workers' Comp       ACE                  12/22/04-12/22/05

Auto                       ACE                  12/22/04-12/22/05

Foreign (DIC)              ACE                  12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67605
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
CAST-MATIC CORPORATION                      )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X        Operating Statement                         (Form 2)

      X        Balance Sheet                               (Form 3)

      X        Summary of Operations                       (Form 4)

      X        Monthly Cash Statement                      (Form 5)

      X        Statement of Compensation                   (Form 6)

      X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                            YES [X]        NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)

                                            YES [X]        NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                            YES [X]        NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                            YES [X]        NO [ ]

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                            YES [X]        NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: MARCH 28, 2005                  /s/ Robert E. Belts
                                      ------------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer    (248) 952-2500
                                      -----------------------    --------------
                                      Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 2-28-05
($000's)

                                                  CASE #04-67605
                                                    CAST-MATIC
                                                       CORP
                                       --------------------------------------
                                       Current Month       Total Since Filing
                                       -------------       ------------------
Net Sales                                 $  3,630             $  17,621

Cost of Goods Sold
Materials and Freight                        2,165                10,247
Wages - Hourly                                 263                 1,281
Wages-Salary                                   126                   668
Employee Benefits and Pension                  120                   533
 Repairs & Maintenance                          57                   429
Supplies                                       228                   911
Utilities                                      101                   549
Purchased Components/Services                  164                   810
Income(loss) from Pattern Sales                  -                     -
 Fixed Asset - (gain/loss)                       -                     -
 MIS Expense                                     7                    48
 Travel & Entertainment                          2                    10
 Other Variable Costs                          136                   718
 Depreciation & Amortization                   159                   809
 Other Allocated Fixed Costs                     -                    (1)
 Other Fixed Costs                              67                   395
                                          --------             ---------
Cost of Goods Sold                           3,595                17,407

Gross Profit                                    35                   214

Plant SG&A Expense                               -                     -
SG&A Expense - Allocation (Sched 1)             82                   393
 Other Operating Expenses                        -                    55
                                          --------             ---------
 Total Operating Expenses                       82                   448

 Operating Profit                              (47)                 (234)

 Outside Interest Income                         -                     -
 Outside Interest (Expense)                      -                     -
 Intercompany Interest Income                    -                     -
 Intercompany Interest (Expense)               (65)                 (181)
 Charges (From) Affiliates                       -                     -
 Charges To Affiliates                           -                     -
Income/Loss From European Operations             -                     -
 Other Income/(Expense)                          -                    10
                                          --------             ---------
 Total Non-Operating Expenses                  (65)                 (171)

 Income Before Income Taxes                   (112)                 (405)

 Income Tax Expense                             (6)                   94

                                          --------             ---------
 Net Income                              ($    106)           ($     499)
                                          ========             =========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   February
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                          February
                                                         ----------
Officer Compensation                                     $      189
Salary Expense other Employees                                1,075
Employee Benefits and Pension                                    92
Payroll Taxes                                                    67
Other Taxes                                                      (2)
Rent and Lease Expense                                          184
Interest Expense
Insurance                                                        36
Automobile and Truck Expense                                     12
Utilities(Gas Electric, Phone)                                   33
Depreciation                                                     73
Travel and Entertainment                                         55
Repairs and Maintenance                                          (3)
Advertising/Promotion                                             0
Supplies, Office Expense                                         33

OTHER:
Contributions                                                     0
Professional Fees - Audit/Tax                                   269
Bank Fees                                                        11
Public Reporting Fees                                            16
Employee Relocation/Training                                     24
Data Processing                                                  31
Dues and Subscriptions                                           20
Outside Services                                                111
Project Development Costs net of Billings                       (56)
Director Fees                                                    25
Miscellaneous                                                    33
Legal Fees                                                       29
Cost Allocation - Europe                                        (78)
Cost Allocation - Out                                          (219)
                                                         ----------
                                                         $    2,060
                                                         ==========

Note: In 2005, Professional fees related to the bankruptcy restructuring have been reclassified to non-operating expense (Other Income/expense). In February, the expense was $2,800,000.

Allocation:
Wagner Castings                                                 191
Northern Castings                                                49
Ironton Iron                                                      0
Lynchburg Foundry                                               193
Columbus Foundry                                                313
Wagner Havana                                                     0
Intermet U.S. Holdings                                          259
Cast-Matic Corp.                                                 82
Diversified Diemakers                                           257
Ganton Technologies                                             168
Tool Products                                                   137
Corporate                                                       411
                                                         ----------
Total                                                    $    2,060
                                                         ==========

INTERMET Corp. and Subsidiaries
Balance Sheet as of 2-28-05

                                                     CASE #04-67605
                                                     --------------
                                                       CAST-MATIC
                                                          CORP
                                                     --------------
Cash And Equivalents                                 $            0
Accounts Receivable                                           7,787
Short-Term Intercompany Receivables                               0
Inventories                                                   2,240
Other Current Assets                                            199
                                                     --------------
   TOTAL CURRENT ASSETS                                      10,226

Land and Buildings                                            2,889
 Machinery & Equipment                                       17,100
 Construction In Progress                                         0
                                                     --------------
 Total Fixed Assets                                          19,989
 Accumulated Depreciation                                    (6,739)
                                                     --------------
    NET FIXED ASSETS                                         13,250

 Investment In Subsidiaries                                       0
Investment In European Operations                                 0
 Long-Term Intercompany Receivables                               0
 Deferred Taxes, Long-Term Asset                                  0
 Other Assets                                                     0
                                                     --------------

    TOTAL ASSETS                                     $       23,476
                                                     ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                     $          541
Wages and Salaries (See schedule)                                98
Taxes Payable - (See schedule)                                  105
                                                     --------------
  TOTAL POST PETITION LIABILITIES                               744

SECURED LIABILITIES:
SECURED BANK DEBT                                                 0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                             0
 Accrued Tax - State                                              0
 Accrued Property Taxes                                           0
 Accrued Workers Comp                                             0
 Accrued Payroll                                                  0
Accrued Payroll Taxes                                             0
                                                     --------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                        0

UNSECURED LIABILITIES
Accounts Payable                                              3,215
Senior & IDR Bonds                                                0
                                                     --------------
TOTAL UNSECURED LIABILITIES                                   3,215

OTHER LIABILITIES
Accrued Liabilities                                             334
Short-Term Intercompany Payables                                538
Capital Leases                                                    0
 Retirement Benefits                                              0
 Deferred Taxes - Long-Term Liability                             0
 Other Long-Term Liabilities                                      0
 Long-Term Intercompany Payables                             18,017
 Minority Interest                                                0
                                                     --------------
 TOTAL LIABILITIES                                           22,848
                                                     --------------
 Common Stock                                                     0
 Capital In Excess Of Par Value                               2,109
Retained Earnings - Prepetition                                (982)
Retained Earnings - Post Petition                              (499)
Equity In European Operations
 Accumulated Translation Adjustment                               0
 Minimum Pension Liability Adjustment                             0
 Unearned Restricted Stock                                        0
                                                     --------------
TOTAL SHAREHOLDER EQUITY                                        628
                                                     --------------

 TOTAL LIABILITIES AND EQUITY                        $       23,476
                                                     ==============

PERIOD ENDED: 2-28-05           CAST-MATIC CORP.                  CASE #04-67605

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                             Balance                                Balance
                                              as of     Accrued /     Payments /     as of
                                            1/31/2005    Withheld      Deposits    2/28/2005
                                           ----------   ----------   -----------   ----------
Income tax withheld: Federal               $        0   $   41,784   ($   41,784)  $        0
Income tax withheld: State                          0       11,344       (11,344)           0
Income tax withheld: Local                          0           16           (16)           0
FICA Withheld                                       0       27,500       (27,500)           0
Employers FICA                                  2,426       30,449       (27,500)       5,375
Unemployment Tax: Federal                          47        2,541        (2,256)         332
Unemployment Tax: State                         9,269       18,859       (24,436)       3,692
All Other Payroll W/H                               0            0             0            0

State Taxes: Inc./Sales/Use/Excise             50,000       (6,308)            0       43,692
Property Taxes                                 18,500       18,500             0       37,000

Workers Compensation                           10,000        7,500        (2,616)      14,884
                                           ----------   ----------   -----------   ----------

Total                                      $   90,242   $  152,184   ($  137,452)  $  104,975

Wages and Salaries                             86,425      277,201      (265,969)      97,656
                                           ----------   ----------   -----------   ----------

Grand Total                                $  176,667   $  429,385   ($  403,421)  $  202,631
                                           ==========   ==========   ===========   ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)               Total        0-30 Days    30-60 Days       Over 60 Days
Accounts Payable                        $  541,059     $  541,059    $        0         $      0
Accounts Receivable                     $7,447,000     $3,889,000    $3,426,000         $132,000

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 2/28/2005

                                                                  MONTHLY CASH STATEMENT

                                                                        CASE # 04-67605
                                                                 CAST-MATIC CORP (STEVENSVILE)
                              ----------------------------------------------------------------------------------------------------
      ACCOUNT TYPE             LOCKBOX    LOCKBOX 673038  DEPOSITORY      AP          AP            PR          PR
        ACCOUNT #             5402699440    1851812063     361567604  2770721856  2176982979    2770721864  2176983126
          BANK                 Stan Fed      Comerica      Bank One    Stan Fed    Comerica      Stan Fed    Comerica      TOTAL
BEGINNING BANK BALANCE                 -              -            -           -            -            -          -            -
RECEIPTS                               -      1,439,643            -           -            -            -          -    1,439,643
TRANSFERS IN (CORPORATE)               -              -            -           -      514,787            -    321,335      836,121
DIP INFLOW                             -              -            -           -            -            -          -            -
DISBURSEMENTS                          -              -            -           -     (514,787)           -   (321,335)    (836,121)
TRANSFERS OUT (CORPORATE)              -     (1,439,643)           -           -            -            -          -   (1,439,643)
DIP REPAYMENT                          -              -            -           -            -            -          -            -
                              ----------  -------------   ----------  ----------  -----------   ----------  ---------   ----------
ENDING BANK BALANCE                    -              -            -           -            -            -          -            -

MATERIAL WIRES PAID
  FOR BY CORPORATE                                                                  2,116,089
CHECKS ISSUED                                                                         667,979
PAYROLL DISBURSED (INCLUDES
  PAYROLL PAID BY CORPORATE)                                                          280,291
                                                                                  -----------
TOTAL DISBURSEMENTS (SEE
  TOTAL DISBURSEMENTS
  RECONCILIATION)                                                                 $ 3,064,359
                                                                                  ===========

OUTSTANDING CHECKS AS OF
  JANUARY 31                                                                           67,338
VOIDED CHECKS OUTSTANDING
  AS OF JANUARY 31                                                                          -
CHECKS ISSUED IN FEBRUARY                                                             667,979
CHECK CLEARED IN FEBRUARY                                                            (514,787)
                                                                                  -----------
OUTSTANDING CHECKS AS OF
  FEBRUARY 28 (SEE
  OUTSTANDING CHECKLIST)                                                          $   220,530
                                                                                  ===========

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
FEBRUARY 2005

            VENDOR                                        TOTAL DISBURSEMENTS
----------------------------------                        -------------------
Ace Hardware                                              $          2,493.78
Adams Remco, Inc.                                                    2,228.14
ADP, Inc.                                                            2,317.39
Advanced Technologies Serv. Bureau                                     250.00
Alcan                                                            1,013,300.16
Alcoa                                                              781,221.20
Alfe                                                               192,651.73
Alpha Resources                                                         54.85
Alro Steel                                                             712.16
Aluar                                                               84,224.09
American Electric Power                                             30,418.68
Anderson Pattern                                                    71,254.00
Aquila                                                              13,762.64
Aramark                                                                 83.14
Aramark Uniforms Services, Inc.                                      2,634.45
Arrow Health & Safety                                                  137.25
ASI Datamyte, Inc                                                      636.00
Assoicated Bag                                                         134.96
Automation Direct.com                                                1,277.00
Bastian Material Handling                                              157.62
Batteries Plus                                                         168.98
Beacon Operations, Center                                           13,108.80
Borries Marking Systems                                              1,919.08
Brammall Supply Co.                                                  1,388.19
Brandon Reed                                                           442.52
Brown & Shape, Inc MSD                                               2,925.00
Burchett Quality Tool                                                3,600.00
C & E Machine Service                                                1,000.00
C. B. DeKorne, Inc.                                                    684.10
C.P.C., Inc.                                                        23,364.00
Candal Enterprises Inc                                                  72.50
CDW Direct.com                                                         627.74
Charlevoix Energy Trading                                           98,927.62
ChemStation of Northern Indiana                                        982.62
Climax Research Services                                            18,990.00
Condat                                                               2,673.00
Connection Services Co.                                                279.11
Creative Financial Staffing                                          3,954.50
Custom Mold                                                            731.50
Dell Computer                                                        2,713.60
DESA Heating Products                                                   78.43
Dimetek                                                              8,946.80
D-M-E Co                                                               978.59
Double Day Office Products, Inc                                      3,389.13
Dowling Magnets                                                         72.12
Earthscapes Landscaping, Inc                                         1,019.50
EIS, Inc.                                                              922.82
E-Jay Thermo Products, Inc                                             450.03
Empire Products                                                        181.20
EWAB Engineering                                                     2,540.46
Floyd Barnes                                                           518.76
Gateway, Inc.                                                           36.18
Geo T Schmidt, Inc                                                     724.39
Global Exchange Services                                                28.36
Globe                                                                4,350.00
Golden's Foundry & Machine                                           4,002.03
Great Lakes Automation Supply                                          139.82
Griffin Tool, Inc.                                                   2,040.00
Helpmate                                                               142.72
Herschall Products                                                      83.25
Hull Lift Truck, Inc.                                                   98.18
Hydract                                                                711.25
Ikon Office Solutions                                                  220.88
Industrial Firebrick Corp.                                             336.85
Industrial Solutions                                                 8,989.86
Innerspec Technologies, Inc                                          3,781.00
J & L Industrial Supply                                              5,819.87
Jerz Machine Tool Corp                                               4,965.00
Jonshson's Workbench                                                   603.20

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
FEBRUARY 2005

            VENDOR                                        TOTAL DISBURSEMENTS
----------------------------------                        -------------------
Keener Sand & Clay Co                                                1,760.00
Kendall Electric, Inc.                                               7,061.24
Kent Rudbeck                                                           480.00
KMH Systems                                                          2,587.54
Landauer                                                               539.38
Lawrence Williams                                                       40.00
Lincoln Charter Township                                            42,005.89
M & I Machine                                                        6,402.50
Martin Fluid Power                                                     146.85
McMaster-Carr Supply Co                                              4,045.35
Metallurg                                                           18,800.10
Michigan Shipper Supply                                                158.55
Midwest Safety Products                                                 64.19
Mitchell Maze                                                          482.15
Mittler Supply Inc.                                                  2,770.94
Molten Metal Equipment                                               3,225.52
Motion Industries, Inc                                               3,644.95
MSC Industrial Supply Co                                             1,811.52
Neff Engineering Company                                               319.11
Niles Janitor Service & Supp                                            57.50
NMHG Financial Services                                              2,132.55
OKK                                                                    252.28
Omega Engineering, Inc                                                 672.34
Ondraka Management Enterprises LLC                                     845.00
Online Lables.Com                                                      190.95
Original AD                                                            979.99
Payroll Disbursed (Includes Wires Paid by Corp)                    280,291.46
PC Universe                                                          1,482.84
Petty Cash                                                             710.13
Pitney Bowes                                                           101.50
Pooch Welding Supply Co                                              3,770.40
Porter-Cable Corp                                                       47.07
PRI-MAR Petroleum, Inc                                                  58.90
Process Engineering & Equipment Co                                     187.25
Product Action International, Inc                                    2,196.63
Pyrotek, Inc                                                        53,080.87
QME Quality Mold & Engineering                                       3,638.00
Quantum Connections, LLC                                                67.00
R A Mort Supply                                                        104.56
Rapid Print                                                            859.93
Ray's Motel                                                            756.00
R-Con NDT, Inc                                                         366.85
Red Arrow Fire & Safety, LLC                                            79.11
Refactory Engineers                                                  6,416.44
Reliable Disposal                                                      350.45
RHM Fluid Power                                                        469.32
Rx Optical                                                             124.00
S & S Industrial Supply                                                835.74
Saddle Island Institute                                                475.00
Safety Products Division                                             1,020.15
Safety-Kleen                                                           708.70
SBC Ameritech                                                          689.13
Schott Saw Co                                                        8,056.50
Scope Services, Inc                                                 26,910.07
Sears                                                                  243.43
Southwestern Medical Clinic PC                                         577.50
Spectro Analytical Instruments                                       2,400.85
Sprint                                                                 286.53
Sun-Tec Corp                                                           237.46
Superior Business Solutions                                            188.74
TCP Wire & Cable                                                       675.40
Test Equipment Distributors                                            302.92
Thayer, Inc                                                            360.92
The Connection Co.                                                     164.67
Tox Pressotechnik                                                    2,126.00
Tracee Lotz                                                            300.21
Trans Man Logistics                                                 12,594.00
Westoff Machine Co                                                      36.22
William A Kibbe & Assoc., Inc                                        1,455.00

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
FEBRUARY 2005

            VENDOR                                        TOTAL DISBURSEMENTS
----------------------------------                        -------------------
William Atkins                                                          91.50
Wood Temporary Staffing                                             14,223.47
Y.E.S.                                                              52,515.57
Youngblood Air Systems                                              11,498.58
Yxlon International                                                 16,236.00
Turpin Wholesale, Inc                                                  230.46
United States Postal Service                                           500.00
Unum Life Ins. Co. of Amer.                                          3,037.93
Valenite                                                               142.00
Vektek                                                               2,226.10
W. H. Duffill                                                          186.44
West Michigan Hydraulics                                               308.31
Westmoreland Mech. Testing & Res.                                   11,210.00
                                                          -------------------

                                                          $      3,064,359.38

CAST-MATIC CORPORATION
CASE NO. 04-67605
AT 2/28/05

STEVENSVILLE - BANK RECONCILIATION

Bank Balance                                     $         -

Outstanding AP Checks             $ 220,530.35
Misc Reconciling Items
Adjusted in March                    (1,282.50)   219,247.85
                                  ------------
Unadjusted GL Balance                             219,247.85
                                                 -----------
Difference                                       $         -
                                                 ===========

CAST-MATIC CORPORATION
CASE NO. 04-67605

OUTSTANDING CHECKS

  DATE         CHECK  OUTSTANDING
 2/8/05        42501       168.94
 2/9/05        42504        85.86
 2/9/05        42508     1,282.50
2/10/05        42536     2,540.46
2/17/05        42596        73.62
2/17/05        42602    98,927.62
2/17/05        42603       168.00
2/17/05        42606     4,002.03
2/21/05        42636       622.84
2/21/05        42638       205.85
2/21/05        42639       134.96
2/22/05        42641       190.47
2/22/05        42642       115.23
2/23/05        42644       675.40
2/23/05        42646        46.01
2/24/05        42648       142.00
2/24/05        42650       176.29
2/24/05        42651       319.91
2/24/05        42652       134.00
2/24/05        42653        21.12
2/24/05        42654       597.10
2/24/05        42655        84.00
2/24/05        42656     3,666.41
2/24/05        42657       378.81
2/24/05        42658     2,904.00
2/24/05        42659        61.84
2/24/05        42660     2,320.00
2/24/05        42661        78.43
2/24/05        42662     2,713.60
2/24/05        42663       717.00
2/24/05        42664       450.03
2/24/05        42665     2,000.00
2/24/05        42666       711.25
2/24/05        42667       227.78
2/24/05        42668     1,870.00
2/24/05        42669       220.88
2/24/05        42670     4,965.00
2/24/05        42671       880.00
2/24/05        42672       689.00
2/24/05        42673       539.38
2/24/05        42674     1,114.72
2/24/05        42675        64.19
2/24/05        42676       669.00
2/24/05        42677     1,572.00
2/24/05        42678     1,421.70
2/24/05        42679       350.78
2/24/05        42680       361.51
2/24/05        42681       376.46
2/24/05        42682        58.90
2/24/05        42683     1,785.59
2/24/05        42684     1,440.00
2/24/05        42685       859.93
2/24/05        42686        67.00
2/24/05        42687       475.00
2/24/05        42688       125.03
2/24/05        42689       390.42
2/24/05        42691     6,602.52
2/24/05        42692       204.19
2/24/05        42693       188.74
2/24/05        42694       906.24
2/24/05        42695     6,902.77
2/24/05        42696       420.00
2/24/05        42697     3,174.80
2/24/05        42698       113.78
2/24/05        42699    10,773.73
2/25/05        42701        63.41
2/25/05        42703       243.43
2/25/05        42704       217.67
2/28/05        42705       649.80
2/28/05        42707     2,000.00
2/28/05        42708     3,148.85
2/28/05        42709    37,254.00
2/28/05        42710       333.97
2/28/05        42711        35.60
2/28/05        42712        57.00
                      -----------

                      $220,530.35

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: CAST-MATIC CORPORATION      Capacity:         ___      Shareholder
      Case Number:  04-67605                                 ___  Officer
                                                    ___      Director
                                                    ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly           or       Monthly

                                            _______                   _______

CURRENT BENEFITS PAID:                      Weekly           or       Monthly

                  Health Insurance          _______                   _______

                  Life Insurance            _______                   _______

                  Retirement                _______                   _______

                  Company Vehicle           _______                    _______

                  Entertainment             _______                   _______

                  Travel                    _______                   _______

                  Other Benefits            _______                   _______

                  Total Benefits            _______                   _______

CURRENT OTHER BENEFITS PAID:                Weekly           or       Monthly

                  Rent Paid                 _______                   _______

                  Loans                     _______                   _______

                  Other (Describe)          _______                   _______

                  Other (Describe)          _______                   _______

                  Other (Describe)          _______                   _______

                  Total Other Payments      _______                   _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly           or       Monthly

                                            _______                      $0

Dated: MARCH 28, 2005                 __________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Cast-Matic Corporation
                                                           Case number: 04-67605

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                   CARRIER                POLICY PERIOD
--------------                   -------                -------------
Property                      Lloyds                  11/1/04-11/1/05
Boiler/Machine                Hartford                11/1/04-11/1/05
Cargo                         Fireman's Fund          11/1/04-11/1/05
Truck Cargo                   Fireman's Fund          11/1/04-11/1/05

Aviation                      USAIG                   11/1/04-11/1/05

Fiduciary                     St. Paul                11/1/04-11/1/05

Primary D&O                   St. Paul                11/1/04-11/1/05
Excess D&O                    Chubb                   11/1/04-11/1/05
Excess D&O                    Platte River            11/1/04-11/1/05

Crime                         AIG                     12/1/04-12/1/05

General Liability             ACE                     12/22/04-12/22/05
Umbrella                      National Union          12/22/04-12/22/05

Workers' Comp                 ACE                     12/22/04-6/22/05
Excess Workers' Comp          ACE                     12/22/04-12/22/05

Auto                          ACE                     12/22/04-12/22/05

Foreign (DIC)                 ACE                     12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )      CASE NO: 04-67609
                                            )      Chapter 11
                                            )      Judge: Marci B. McIvor
COLUMBUS FOUNDRY, L.P.                      )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                         (Form 2)

      X     Balance Sheet                               (Form 3)

      X     Summary of Operations                       (Form 4)

      X     Monthly Cash Statement                      (Form 5)

      X     Statement of Compensation                   (Form 6)

      X     Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                       YES [X]   NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)

                                                       YES [X]   NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                       YES [X]   NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                                       YES [X]   NO [ ]

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                       YES [X]   NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   MARCH 28, 2005                /s/ Robert E. Belts
                                       -------------------
                                       Debtor In Possession

                                       Chief Financial Officer (248) 952-2500
                                       ----------------------- --------------
                                       Title                   Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 2-28-05
($000's)

                                                  CASE #04-67609
                                                     COLUMBUS
                                                     FOUNDRY
                                          ----------------------------------
                                          Current Month   Total Since Filing
                                          -------------   ------------------
Net Sales                                    $ 13,008          $ 64,018

Cost of Goods Sold
Materials and Freight                           4,964            23,240
Wages - Hourly                                  1,617             8,443
Wages-Salary                                      484             2,393
Employee Benefits and Pension                     929             4,514
  Repairs & Maintenance                           756             3,591
Supplies                                          688             3,368
Utilities                                         760             4,251
Purchased Components/Services                     408             4,175
Income(loss) from Pattern Sales                     1              (628)
  Fixed Asset - (gain/loss)                         -                11
  MIS Expense                                      52               273
  Travel & Entertainment                           12                41
  Other Variable Costs                             38               775
  Depreciation & Amortization                     402             2,631
  Other Allocated Fixed Costs                       -                 1
  Other Fixed Costs                               180               734
                                             --------          --------
Cost of Goods Sold                             11,291            57,813

Gross Profit                                    1,717             6,205

Plant SG&A Expense                                 36               154
SG&A Expense - Allocation (Sched 1)               313             1,496
  Other Operating Expenses                          -               415
                                             --------          --------
  Total Operating Expenses                        349             2,065

  Operating Profit                              1,368             4,140

  Outside Interest Income                           -                 -
  Outside Interest (Expense)                        -                (6)
  Intercompany Interest Income                      -                 -
  Intercompany Interest (Expense)                (232)             (728)
  Charges (From) Affiliates                         -                 -
  Charges To Affiliates                             -                 -
Income/Loss From European Operations                -                 -
  Other Income/(Expense)                            -                 -
                                             --------          --------
  Total Non-Operating Expenses                   (232)             (734)

  Income Before Income Taxes                    1,136             3,406

  Income Tax Expense                               31               193
                                             --------          --------
  Net Income                                 $  1,105          $  3,213
                                             ========          ========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   February
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                      February
                                                      --------
Officer Compensation                                   $   189
Salary Expense other Employees                           1,075
Employee Benefits and Pension                               92
Payroll Taxes                                               67
Other Taxes                                                 (2)
Rent and Lease Expense                                     184
Interest Expense
Insurance                                                   36
Automobile and Truck Expense                                12
Utilities(Gas Electric, Phone)                              33
Depreciation                                                73
Travel and Entertainment                                    55
Repairs and Maintenance                                     (3)
Advertising/Promotion                                        0
Supplies, Office Expense                                    33

OTHER:
Contributions                                                0
Professional Fees - Audit/Tax                              269
Bank Fees                                                   11
Public Reporting Fees                                       16
Employee Relocation/Training                                24
Data Processing                                             31
Dues and Subscriptions                                      20
Outside Services                                           111
Project Development Costs net of Billings                  (56)
Director Fees                                               25
Miscellaneous                                               33
Legal Fees                                                  29
Cost Allocation - Europe                                   (78)
Cost Allocation - Out                                     (219)
                                                       -------
                                                       $ 2,060
                                                       =======

Note: In 2005, Professional fees related to the bankruptcy restructuring have been reclassified to non-operating expense (Other Income/expense). In February, the expense was $2,800,000.

Allocation:
Wagner Castings                                            191
Northern Castings                                           49
Ironton Iron                                                 0
Lynchburg Foundry                                          193
Columbus Foundry                                           313
Wagner Havana                                                0
Intermet U.S. Holdings                                     259
Cast-Matic Corp.                                            82
Diversified Diemakers                                      257
Ganton Technologies                                        168
Tool Products                                              137
Corporate                                                  411
                                                       -------
Total                                                  $ 2,060
                                                       =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 2-28-05

                                                    CASE #04-67609
                                                       COLUMBUS
                                                        FOUNDRY
                                                       --------

Cash And Equivalents                                   $      1
Accounts Receivable                                      25,599
Short-Term Intercompany Receivables                           5
Inventories                                               6,659
Other Current Assets                                        (11)
                                                       --------
   TOTAL CURRENT ASSETS                                  32,253

Land and Buildings                                       12,701
 Machinery & Equipment                                   79,214
 Construction In Progress                                   123
                                                       --------
 Total Fixed Assets                                      92,038
 Accumulated Depreciation                               (61,713)
                                                       --------
   NET FIXED ASSETS                                      30,325

 Investment In Subsidiaries                                   0
Investment In European Operations                             0
 Long-Term Intercompany Receivables                      22,549
 Deferred Taxes, Long-Term Asset                              0
 Other Assets                                               639
                                                       --------
   TOTAL ASSETS                                        $ 85,766
                                                       ========
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                       $  1,744
Wages and Salaries  (See schedule)                          229
Taxes Payable - (See schedule)                              805
                                                       --------
   TOTAL POST PETITION LIABILITIES                        2,778

SECURED LIABILITIES:
SECURED BANK DEBT                                             0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                         0
 Accrued Tax - State                                          0
 Accrued Property Taxes                                       0
 Accrued Workers Comp.                                      307
 Accrued Payroll                                              0
Accrued Payroll Taxes                                         0
                                                       --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                  307

UNSECURED LIABILITIES
Accounts Payable                                         10,148
Senior & IDR Bonds                                            0
                                                       --------
TOTAL UNSECURED LIABILITIES                              10,148

OTHER LIABILITIES
Accrued Liabilities                                       2,098
Short-Term Intercompany Payables                            713
Capital Leases                                                0
 Retirement Benefits                                     (1,022)
 Deferred Taxes - Long-Term Liability                         0
 Other Long-Term Liabilities                                  0
 Long-Term Intercompany Payables                          1,336
 Minority Interest                                            0
                                                       --------
 TOTAL LIABILITIES                                       16,358

 Common Stock                                                 0
 Capital In Excess Of Par Value                           4,592
Retained Earnings - Prepetition                          61,603
Retained Earnings - Post Petition                         3,213
Equity In European Operations
 Accumulated Translation Adjustment                           0
 Minimum Pension Liability Adjustment                         0
 Unearned Restricted Stock                                    0
                                                       --------
TOTAL SHAREHOLDER EQUITY                                 69,408
                                                       --------

 TOTAL LIABILITIES AND EQUITY                          $ 85,766
                                                       ========

PERIOD ENDED: 2-28-05        COLUMBUS FOUNDRY                     CASE #04-67609

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                Balance                                            Balance
                                                 as of          Accrued /       Payments /          as of
                                                1-31-05         Withheld         Deposits          2-28-05
                                             ------------     ------------     ------------     ------------
Income tax withheld: Federal                 ($   34,475)     ($  203,661)     $   192,825      ($   45,311)
Income tax withheld: State                       (16,091)         (90,698)          86,726          (20,064)
Income tax withheld: Local                             0                0                0                0
FICA Withheld                                    (28,944)        (156,498)         151,494          (33,949)
Employers FICA                                   (38,558)        (151,546)         151,494          (38,610)
Unemployment Tax: Federal                         27,587          (11,373)         (53,482)         (37,268)
Unemployment Tax: State                          (60,305)         (40,554)               0         (100,859)
All Other Payroll W/H                           (140,712)        (170,242)         169,529         (141,425)

State Taxes: Inc./Sales/Use/Excise              (169,106)         (71,128)          52,034         (188,200)
Property Taxes                                   (50,000)         (50,000)               0         (100,000)

Workers Compensation                             (60,000)         (40,000)               0         (100,000)
                                             -----------      -----------      -----------      -----------
Total                                        ($  570,605)     ($  985,700)     $   750,620      ($  805,685)

Wages and Salaries                               (91,799)      (2,229,071)       2,091,162         (229,708)
                                             -----------      -----------      -----------      -----------
Grand Total                                  ($  662,404)     ($3,214,771)     $ 2,841,782      ($1,035,393)
                                             ===========      ===========      ===========      ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                     Total          0-30 Days       30-60 Days      Over 60 Days
Accounts Payable                             $  1,744,503     ($   717,341)    $  2,044,221     $    417,623
Accounts Receivable                          $ 25,877,298      $24,391,235     $    109,847     $  1,376,216

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 2/28/2005

                                                            MONTHLY CASH STATEMENT

                                                                CASE # 04-67609
                                                               COLUMBUS FOUNDRY

                                   --------------------------------------------------------------------------------------
       ACCOUNT TYPE                LOCKBOX 77691     DEPOSIT          AP         PR (HOURLY)    PR (SALARY)
        ACCOUNT #                     269833       5401086425     2770716492     2770716484     2770716658
           BANK                      Bank One      Stan. Fed.     Stan. Fed.     Stan. Fed.      Stan. Fed.       TOTAL
BEGINNING BANK BALANCE                     -                -              -              -              -              -
RECEIPTS                              18,645        6,056,468              0            596              -      6,075,710
TRANSFERS IN (CORPORATE)                   -                -      2,672,847      1,550,962        382,474      4,606,283
DIP INFLOW                                 -                -              -              -              -              -
DISBURSEMENTS                              -                -     (2,672,847)    (1,551,558)      (382,474)    (4,606,879)
TRANSFERS OUT (CORPORATE)            (18,645)      (6,056,468)             -              -              -     (6,075,114)
DIP REPAYMENT                              -                -              -              -              -              -
                                   ---------       ----------     ----------     ----------     ----------     ----------
ENDING BANK BALANCE                        -                -              -              -              -          (0.00)

MATERIAL WIRES PAID FOR BY CORPORATE                               5,005,098
CHECKS ISSUED                                                      2,854,756
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)             1,898,144
                                                                  ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)      $9,757,998
                                                                  ==========

OUTSTANDING CHECKS AS OF JANUARY 31                                  444,885
VOIDED CHECKS OUTSTANDING AS OF JANUARY 31                              (799)
CHECKS ISSUED IN FEBRUARY                                          2,854,756
                                                                              Does not include $ 57,420.278 EFT's relating
CHECK CLEARED IN FEBRUARY                                         (2,615,156) to sales tax and child support.
                                                                  ----------
OUTSTANDING CHECKS AS OF FEBRUARY 28 (SEE OUTSTANDING CHECKLIST)  $  683,686
                                                                  ==========

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
FEBRUARY 2005

            VENDOR                             TOTAL DISBURSEMENTS
--------------------------------               -------------------
ABB ROBOTICS                                        12,400.00
ABEL, JOHN N.                                        1,438.29
ACTIVATION, INC.                                    24,254.95
ADECCO EMPLOYMENT SERVICES                           2,131.20
ADP INC                                              2,835.40
ADULT PROBATION OFFICE                               1,935.08
AETNA US HEALTHCARE                                  9,015.92
AIR SPECIALIST INC                                     280.19
AIRGAS DRY ICE                                         395.00
AIRGAS SOUTH INC.                                      978.31
ALABAMA CHILD SUPPORT PAYMENT                       13,740.92
ALABAMA CHILD SUPPORT PAYMENT                          362.50
ALLEGRA PRINT & IMAGING                                 84.53
ALLEN RICHIE                                         1,088.54
ALLEN, JOHN F.                                       1,024.37
ALLIED MINERAL PRODUCTS INC                         12,930.00
AMERICAN BUSINESS FORMS                              9,324.33
AMERICAN COLLOID COMPANY                           202,123.25
AMERICAN EYE CARE                                      905.55
AMERICAN FAMILY LIFE                                   214.39
AMERICAN FOUNDRY SOCIETY                                84.00
APPLIED SOFTWARE                                       636.65
ATHLETIC DEPT.                                         598.32
ATMOS ENERGY                                       154,587.47
AUTOMATED BUSINESS MACHINES                            682.00
BARLOWORLD HANDLING LP                              35,686.08
BEARDSLEY & PIPER, LLC                                  91.00
BEAUFORT COUNTY FAMILY COURT                           253.08
BECK & ASSOCIATES                                    1,425.00
BHA GROUP                                              114.41
BHA GROUP INC                                        2,026.65
BIRMINGHAM CRANE & HOIST,                           37,651.49
BROADSPIRE SERVICES INC                             23,880.04
C.A. PICARD SURFACE ENGIN                           12,221.04
CAIL TOOL & MACHINERY, INC.                          2,653.60
CAMERON & BARKLEY CO.                                1,662.13
CARLA DEVITA REED                                      600.00
CARRIER VIBRATING EQUIPMENT, I                       3,209.22
CBI LEASING INC #1                                  11,710.11
CHAPTER 13 TRUSTEE                                  23,934.90
CHEMSEARCH                                           1,049.67
CHILD SUPPORT ENFORCEMENT, FSR                       1,606.00
CHILD SUPPORT ENFORCEMENT, FSR                         450.00
CINTAS CORP.                                         6,023.90
CLAREDON TEXTILES INC.                               7,835.98
CLEARINGHOUSE                                          332.52
CLERK OF MUNICIPAL COURT                               470.42
CLERK OF THE CIRCUIT COURT                             498.40
COASTAL ENERGY                                      19,105.65
COBB WIRE ROPE & SLING  CO.                          1,222.52
COLUMBUS FIRE & SAFETY EQUIP                           178.58

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
FEBRUARY 2005

            VENDOR                             TOTAL DISBURSEMENTS
--------------------------------               -------------------
COLUMBUS INDUSTRIAL SUPPLY                           1,691.05
COLUMBUS RUBBER & GASKET, INC.                         192.00
COLUMBUS WATER WORKS                                 8,608.31
CONSOLIDATED ELECTRICAL DISTRI                         893.45
CONSTRUCTION MANAGEMENT SERVIC                      27,292.00
CONVERGED NETWORKS                                   9,900.00
CONVEYOR DYNAMICS                                    3,634.86
CORINNE T. HURST/CIRCUIT C                             151.00
CRAWFORD VOLUNTEER FIRE DEPT                           100.00
CRAYTON, GEORGE                                        324.38
CURTIS REDDING                                       1,428.00
DANIELS, RICHARD                                       450.92
DAUBER COMPANY, INC.                                14,112.00
DAVID J JOSEPH COMPANY                             332,955.70
DEFENDER SERVICES INC                               18,993.44
DENNY ENTERPRISES                                      512.00
DIDION INTERNATIONAL INC                            77,718.12
DISAMATIC                                           29,594.80
DYNAMIC AIR INC.                                       151.07
E COHN COMPANY, INC.                                 1,575.00
EAGLITE CHEMICALS                                   10,146.00
EARTHLINK INC                                           23.95
EAST COAST INDUSTRIAL TIRE                           3,552.49
EBCO BATTERY CO                                        389.31
EDDIE WILLIAMS                                       8,136.16
EDWARD E. RIFFLE                                       375.00
ELECTRIC MELTING SRVCES SW INC                       4,123.63
ELEVATOR SERVICE COMPANY                               184.79
ELKEM METALS, INC.                                 105,977.97
ENVIRONMENTAL TECHNOLOGY CORP                           73.30
ETA ENGINEERING, INC.                                1,242.00
EXCEL                                                  491.00
F & B AUTO ELECTRIC SERVICE                            890.78
FAMILY SUPPORT REGISTRY FSR                         40,077.60
FERGUSON ENTERPRISES                                 1,231.00
FISHER SCIENTIFIC CO.                                2,811.80
FLETCHER OIL INC.                                    5,553.50
FORKLIFTS PLUS, INC.                                   386.58
FORTNEY, LEE                                           573.64
FREEMAN MFG. & SUPPLY CO.                            1,502.19
G E CAPITAL 005                                      9,255.00
G E CAPITAL 006                                     16,229.76
G E CAPITAL 007                                      9,903.92
G E CAPITAL 008                                      7,553.13
GA AUTOMATION CO. INC.                                 941.69
GA VALVE & FITTING CO.                                 232.80
GEMS SENSORS DIVISION                                  222.24
GENERAL KINEMATICS                                   4,502.48
GENTRY MACHINE WORKS, INC.                          44,096.78
GEORGIA POWER                                      716,294.49
GEORGIA POWER CO                                        44.60
GEORGIA TECH                                           225.00

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
FEBRUARY 2005

            VENDOR                             TOTAL DISBURSEMENTS
--------------------------------               -------------------
GLENN PETRIK                                           169.53
GLOBAL DOSIMRY SOLUTIONS INC                           113.90
GLOBE METALLURGICAL INC                            237,953.10
GRAYLINK                                               592.98
GWINNETT MAGISTRATE COURT                              971.96
HA INTERNATIONAL LLC                                26,634.56
HAMILTON STATION APTS                                2,600.00
HARMON, DOUG                                         2,563.26
HARTLEY CONTROLS INC.                                1,666.00
HARTZ CHICKEN                                          123.39
HASLER MAILING SYSTEMS                                 174.96
HERAEUS ELECTRO-NITE CO.                               624.67
HOUGHTON INTERNATIONAL                               5,235.34
HUGHES SUPPLY, INC.                                 15,120.00
IFCO INDUSTRIAL CONTAINER                              683.09
IKON OFFICE SOLUTIONS                                  522.06
INDUCTOTHERM CORP.                                  20,608.73
INDUSTRIAL 1 SUPPLY CO.                             30,245.52
INDUSTRIAL CHEMICALS                                   279.74
INDUSTRIAL COMBUSTION SVCE INC                       5,105.50
INDUSTRIAL CONTRACTING SERVICE                      11,792.69
INDUSTRIAL METAL FABRICATORS                        19,006.00
INTERNAL REVENUE SERVICE                               778.00
INTERNAL REVENUE SERVICE                               320.00
INTERNATIONAL TREASURER-USAW                        13,003.63
INTERSTATE ELECTRICAL SUPPLY                        50,386.58
JESS W. JACKSON & ASSOCIATES                        14,544.46
JOHN H. GERMERAAD, TRUSTEE                             475.00
JOHNSTONE SUPPLY                                       479.78
JOSLYN HI-VOLTAGE CORP.                              3,829.60
KEITH'S LOCK & KEYS                                     33.00
KENNETH T. LARSON                                      255.07
KENT RUDBECK                                         8,224.42
KNOX PEST CONTROL                                      108.00
KRAUTKRAMER BRANSON, INC.                            3,610.50
LABCORP OF AMERICA HOLDINGS                            766.25
LAEMPE + REICH CORPORATION                             570.89
LAKE, STEVE                                             49.10
LAND TRANSPORTATION                                151,090.20
LARPEN METALLURGIAL SERVICE                        125,280.00
LEADING EDGE                                        25,300.00
LINA                                                   296.00
LINDE GAS LLC                                        5,659.87
LORAMENDI, INC                                         806.74
MANPOWER                                             3,412.36
MARTIN BROTHERS CONTAINERS                           7,653.58
MAYS, DANNY J.                                          49.33
MCI                                                    809.23
MCI CONFERENCING                                       124.78
MCMASTER-CARR SUPPLY CO                                992.70
METALDYNE                                            7,213.50
METOKOTE CORPORATION                                91,619.50

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
FEBRUARY 2005

            VENDOR                           TOTAL DISBURSEMENTS
--------------------------------             -------------------
MICHAEL SMITH                                        2,088.00
MIDWEST INSTRUMENT COMPANY                           1,200.50
MIKE GRAY                                              135.58
MIKE WINDISH                                         4,229.67
MILLER AND COMPANY LLC                              49,766.02
MILLER LANDSCAPING                                     700.00
MODERN EQUIPMENT CO                                  2,532.34
MOTION INDUSTRIES, INC.                             33,296.07
MT SYSTEMS, INC                                      1,041.58
NATIONAL AFFILIATED TECHNOLOGI                       1,595.00
NATIONAL BELT SERVICE, INC                          24,979.60
NC CHILD SUPPORT CENTRALIZED                           271.00
NEW MOUNTAIN HILL ATHLETIC                             500.00
NEWARK ELECTRONICS                                     412.27
NEWCO                                               17,606.42
NOBLE COUNTY CLERK                                   1,560.01
NOBLE SALES                                         17,634.48
NORFOLK SOUTHERN CORPORATION                        80,000.00
NORTH COLUMBUS PHARMACY                                 97.50
NORTHSIDE H.S. SOCCER                                  250.00
OCCUPATIONAL MEDICINE OF                             1,594.00
ODYSSEY PRINTING & GRAPHICS                          3,150.66
OFFICE DEPOT CREDIT PLAN                               394.43
OFFICE OF THE ATTORNEY GENERAL                         504.00
OHIO CSPC                                              765.92
OMNISOURCE COPPER                                   30,200.00
OMNISOURCE CORPORATION  - STEEL                $ 2,473,513.25
OVERBY COMPANY, THE                                  6,595.40
PARMER WATER COMPANY                                    27.82
PAYROLL DISBURSED (INCLUDES CORP PAYMENT)        1,898,144.26
PENSION BENEFIT QUARANTY CORP.                      12,654.00
PERFECT PATTERNS INC.                              115,145.00
PIEDMONT FOUNDRY SUPPLY, INC.                        3,339.32
PIEDMONT NATIONAL CORPORATION                          812.71
PINE HOLLOW, INC.                                   16,720.00
PINSON VALLEY HEAT TREAT                               675.00
POSTMASTER                                             892.00
POWERMOTION                                          2,699.27
PREFERRED SOURCING                                  24,851.25
PRIMETRADE, INC.                                 1,007,742.96
PROVIDENT LIFE & ACCIDENT INS.                       6,953.47
PRYOR GIGGEY COMPANY                                 3,457.20
QUALI-FAB. INC.                                      4,620.00
RADIO WHOLESALE MARKETING                            1,647.01
RAY RENTS, INC.                                         38.32
REAVES WRECKING                                      1,000.00
REFRACTORY SALES & SERVICE CO.                      16,749.60
REYNOLDS SUPPLY CO.                                  6,267.63
RICHARD DANIELS                                        149.75
ROBERTS SINTO CORPORATION                              145.85
ROCKWELL AUTOMATION                                    335.84
RODGERS METAL CRAFT, INC.                           16,705.91

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
FEBRUARY 2005

            VENDOR                          TOTAL DISBURSEMENTS
--------------------------------            -------------------
ROURA IRON WORKS, INC.                              18,400.00
RUSS THUROW                                          6,000.00
SAFETY SOUTH                                         7,608.49
SAFETY-KLEEN CORP.                                   1,581.82
SAM'S WELDING                                        2,925.00
SCORE, INC                                          15,620.00
SERVICIOS INDUSTRIALES PRECISO                       5,400.98
SHAW GOLF BOOSTER CLUB                                 440.00
SHEMWELL, DAVID                                        749.77
SHEPARD NILES                                        9,879.51
SHERRIE FAYE LANDRY                                    650.00
SHOES 'N COMPANY                                     3,172.23
SIMPSON TECHNOLOGIES                                   757.00
SMITH GRAY ELECTRIC CO., INC.                       12,495.42
SMITH, MIKE                                          2,974.69
SOUTHEASTERN TESTING LAB, INC.                          29.75
SOUTHERN COPPER & SUPPLY CO.                           878.50
SOUTHERN STATES TOYOTALIFT                           7,814.04
SOUTHLAND CHEMICAL                                      82.13
SPAR SPECIALTY REFRACTORIES                         12,672.00
SPECIALTY CARBIDE PRODUCTS                             306.50
SPX CONTECH                                          1,171.38
STAFFING SOLUTIONS, COLUMBUS                           408.00
STATE COURT OF GWINNETT CTY                            891.35
STATE DISBURSEMENT UNIT                              2,771.27
STATE DISBURSEMENT UNIT                                437.67
STATE OF FLORIDA DISBURSMENT                           821.84
SUPREME CORES OF THE CAROLINAS                      12,461.50
TECHNICAL SERVICES GROUP INC                         6,000.00
TECHNO                                               3,279.23
TELEDYNE ISCO,INC                                      153.10
TENNANT SALES & SERVICE CO                             222.83
THE BUSINESS RESOURCE CENTER                           360.00
THE LUNCH BOX                                          400.00
THE MODAL SHOP                                         357.29
THE NEW KEIBLER-THOMPSON CO.                         3,509.50
THORNTON, JOSEPH                                       400.00
TOOLING & EQUIPMENT INTERNAT'L                         280.00
TRANS-MAN LOGISTICS, INC.                           37,677.10
TRIPLE M MANUFACTURING, INC.                        12,060.00
TRU KUT INC                                          1,873.29
TUBE CITY, INC.                                    267,865.93
U.S. DEPT OF EDUCATION                                 296.18
UMETCO, INC                                         94,500.00
UNEEDA GLASS                                           345.78
UNIFRAX                                             20,766.72
UNIMIN CORPORATION                                  20,997.90
UNISOURCE WORLDWIDE INC                              2,882.40
UNITED RENTALS, INC.                                 1,495.96
UNITED STATES POSTAL SERVICE                         1,000.00
UNITED WAY CHATTAHOOCHEE CTY                         1,009.74
VALLEY PLUMBING COMPANY                                520.00

COLUMBUS FOUNDRY                                       CASE NO. 04-67609
CASH DISBURSEMENTS
FEBRUARY 2005

         VENDOR                                      TOTAL DISBURSEMENTS
-------------------------------                      -------------------
VESUVIUS U.S.A.                                                19,425.29
VICTORIA BODLEY                                                   200.00
VOLVO RENTS                                                     4,413.98
VULCAN ELECTRO COATING                                         25,043.25
VULCAN ENGINEERING CO.                                         13,661.11
WAMPFLER                                                           82.03
WANG, JAMES                                                       813.57
WARD, WILLIAM H.                                                  554.30
WARNER PAINT & DECORATING CENT                                  1,138.91
WARR GRADING CONTRACTOR                                        21,840.00
WASTE MANAGEMENT                                                5,419.40
WEAVER, ROBERT W                                                  857.86
WHEELABRATOR ABRASIVES, INC.                                   39,480.00
WHEELABRATOR INTERNATIONAL                                     29,722.96
WILLIAM A.KIBBE & ASSOCIATES                                    2,475.00
WILLS ENTERPRISES, INC.                                         8,240.51
WINGATE INN                                                       408.70
YELLOW CAB OF COLUMBUS INC.                                        24.90
YELLOW CORP                                                       159.67
                                                     -------------------
                                                     $      9,757,998.38

COLUMBUS FOUNDRY
CASE NO. 04-67609
AT 2/28/05

COLUMBUS FOUNDRY - BANK RECONCILIATION

Bank Balance                                 $          -

Actual Outstanding Checks                      683,685.87
Georgia Sales Tax EFT booked in March          (37,861.22)
Georgia Child Support EFT booked in March      (19,559.05)
Misc Reconciling Items Adjusted in March         2,009.75
                                             ------------
                                               628,275.35

Unadjusted GL Balance                          628,275.35
                                             ------------
Difference                                   $          -
                                             ============

COLUMBUS FOUNDRY
OUTSTANDING CHECK LIST
CASE NO. 04-67609

  DATE         CHECK      OUTSTANDING
10/15/04       15522           308.38
10/20/04       15599           270.84
 12/2/04       16428           270.84
  1/7/05       17162            20.00
 1/26/05       17527         1,450.85
  2/2/05       17627         1,663.85
  2/2/05       17644           159.67
 2/25/05       17652         1,495.96
  2/8/05       17806           516.50
 2/11/05       17869        14,175.90
 2/11/05       17872           341.00
 2/11/05       17883        12,733.00
 2/11/05       17893           100.00
 2/11/05       17899            33.00
 2/15/05       17915        23,320.43
 2/15/05       17926           901.00
 2/15/05       17935         3,609.80
 2/15/05       17945           689.50
 2/15/05       17962         2,150.40
 2/15/05       17978           250.00
 2/15/05       17980           149.75
 2/17/05       18007         3,701.13
 2/17/05       18009           146.45
 2/17/05       18012         1,495.70
 2/17/05       18019         1,611.00
 2/17/05       18035         2,309.06
 2/17/05       18042         9,728.80
 2/17/05       18045         1,935.08
 2/17/05       18046        13,740.92
 2/17/05       18048           253.08
 2/17/05       18051           450.00
 2/17/05       18052           332.52
 2/17/05       18053           470.42
 2/17/05       18054           498.40
 2/17/05       18056           151.00
 2/17/05       18060           778.00
 2/17/05       18062           135.58
 2/17/05       18063           271.00
 2/17/05       18064           765.92
 2/17/05       18067           891.35
 2/17/05       18068           821.84
 2/17/05       18069           296.18
 2/17/05       18073        40,077.60
 2/23/05       18079        12,400.00
 2/23/05       18080         2,131.20
 2/23/05       18083         1,225.73
 2/23/05       18084         1,670.40
 2/23/05       18085         1,049.67
 2/23/05       18087           919.85
 2/23/05       18089         2,886.00
 2/23/05       18090           422.50
 2/23/05       18091            85.00
 2/23/05       18093           386.58
 2/23/05       18094           627.68
 2/23/05       18096           186.40
 2/23/05       18097        10,752.00
 2/23/05       18098         7,131.00
 2/23/05       18099           279.74
 2/23/05       18100         7,471.52
 2/23/05       18103        11,043.43
 2/23/05       18106        13,049.96
 2/23/05       18108           115.57
 2/23/05       18109         4,200.00
 2/23/05       18111           758.29
 2/23/05       18112         3,456.00
 2/23/05       18113         1,200.50
 2/23/05       18114           314.92
 2/23/05       18115           400.43
 2/23/05       18116         9,508.96
 2/23/05       18117         1,595.00
 2/23/05       18118        17,112.42
 2/23/05       18119         2,078.48
 2/23/05       18120         1,615.33
 2/23/05       18121           520.89
 2/23/05       18122         3,670.00
 2/23/05       18123         5,721.25
 2/23/05       18124         1,375.07
 2/23/05       18126         7,810.00
 2/23/05       18128           878.50
 2/23/05       18129           306.50
 2/23/05       18130         6,000.00
 2/23/05       18134         2,635.69
 2/23/05       18136        18,776.37
 2/23/05       18137           780.00
 2/23/05       18139            73.30
 2/23/05       18142         8,601.09
 2/23/05       18143           225.00
 2/23/05       18145           500.00
 2/23/05       18146        12,654.00
 2/23/05       18150           813.57
 2/23/05       18151           408.70
 2/23/05       18152         5,118.68
 2/23/05       18154        59,092.99
 2/23/05       18155        76,854.12
 2/23/05       18160        38,001.29
 2/23/05       18161        37,000.00
 2/25/05       18167           199.66
 2/25/05       18169           893.45
 2/25/05       18170           491.00
 2/25/05       18171           123.39
 2/25/05       18172         5,424.18
 2/25/05       18173           189.29
 2/25/05       18174         6,961.20
 2/25/05       18175        15,573.43
 2/25/05       18176         4,048.74
 2/25/05       18177           285.11
 2/25/05       18178         9,015.92
 2/25/05       18179            69.54
 2/25/05       18180        13,003.63
 2/25/05       18181            49.10
 2/25/05       18182         1,044.00
 2/25/05       18183            35.86
 2/25/05       18184         1,434.15
 2/25/05       18186         1,009.74
 2/25/05       18192         5,684.80
 2/25/05       18193         1,395.35
 2/25/05       18194        11,710.11
 2/25/05       18195            99.79
 2/25/05       18197           113.90
 2/25/05       18198           438.27
 2/25/05       18199           522.06
 2/25/05       18201           108.00
 2/25/05       18202           660.00
 2/25/05       18203         2,235.05
 2/25/05       18204           160.68
 2/25/05       18205         6,030.00
 2/25/05       18206           275.00
 2/25/05       18207         5,111.10
 2/25/05       18208        39,927.10
                         ------------
                         $ 683,685.87

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: COLUMBUS FOUNDRY, L.P.   Capacity: ___  Shareholder
      Case Number:  04-67609             ___  Officer
                                         ___  Director
                                         ___  Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:            Weekly         or          Monthly

                                                                 ________

CURRENT BENEFITS PAID:                Weekly         or          Monthly

      Health Insurance                _______                    ________

      Life Insurance                  _______                    ________

      Retirement                                                 ________

      Company Vehicle                 _______                    _______

      Entertainment                   _______                    ________

      Travel                          _______                    ________

      Other Benefits                  _______                    ________

      Total Benefits                  _______                    ________

CURRENT OTHER BENEFITS PAID:          Weekly         or          Monthly

      Rent Paid                       _______                    ________

      Loans                           _______                    ________

      Other (Describe)                _______                    ________

      Other (Describe)                _______                    ________

      Other (Describe)                _______                    ________

      Total Other Payments            _______                    ________

CURRENT TOTAL OF ALL PAYMENTS:        Weekly         or          Monthly

                                      _______                    $0

Dated: MARCH 28, 2005                ________________________________________
                                     PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                       Form 6

                                                          Columbus Foundry, L.P.
                                                          Case Number: 04-67609

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE            CARRIER            POLICY PERIOD
--------------------      --------------      -----------------
Property                  Lloyds              11/1/04-11/1/05
Boiler/Machine            Hartford            11/1/04-11/1/05
Cargo                     Fireman's Fund      11/1/04-11/1/05
Truck Cargo               Fireman's Fund      11/1/04-11/1/05

Aviation                  USAIG               11/1/04-11/1/05

Fiduciary                 St. Paul            11/1/04-11/1/05

Primary D&O               St. Paul            11/1/04-11/1/05
Excess D&O                Chubb               11/1/04-11/1/05
Excess D&O                Platte River        11/1/04-11/1/05

Crime                     AIG                 12/1/04-12/1/05

General Liability         ACE                 12/22/04-12/22/05
Umbrella                  National Union      12/22/04-12/22/05

Workers' Comp             ACE                 12/22/04-6/22/05
Excess Workers' Comp      ACE                 12/22/04-12/22/05

Auto                      ACE                 12/22/04-12/22/05

Foreign (DIC)             ACE                 12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                           )
INTERMET CORPORATION, ET AL      ) CASE NO: 04-67612
                                 ) Chapter 11
                                 ) Judge: Marci B. McIvor
DIVERSIFIED DIEMAKERS, INC.      )
                         Debtor  )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

        X         Operating Statement              (Form 2)

        X         Balance Sheet                    (Form 3)

        X         Summary of Operations            (Form 4)

        X         Monthly Cash Statement           (Form 5)

        X         Statement of Compensation        (Form 6)

        X         Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                            YES  [X]              NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                            YES  [X]              NO [ ]


4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                            YES  [X]              NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                            YES  [X]              NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                            YES  [X]              NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:MARCH 28, 2005             /s/ Robert E. Belts
                                 ---------------------------------------
                                 Debtor In Possession

                                 Chief Financial Officer        (248) 952-2500
                                 -----------------------        ---------------
                                 Title                          Phone

Intermet Corp.and Subsidiaries
Operating Statement
For the month Ended 2-28-2005
($000's)

                                                   CASE #04-67612
                                                    DIVERSIFIED
                                                     DIEMAKERS
                                        ------------------------------------
                                        Current Month    Total Since Filing
                                        -------------    -------------------
Net Sales                                $      7,349     $           35,558

Cost of Goods Sold
Materials and Freight                           2,593                 12,098
Wages - Hourly                                  1,422                  6,620
Wages-Salary                                      154                    733
Employee Benefits and Pension                     799                  4,010
 Repairs & Maintenance                            448                  2,038
Supplies                                          125                    572
Utilities                                         244                  1,354
Purchased Components/Services                       -                      -
Income(loss) from Pattern Sales                    72                    802
 Fixed Asset - (gain/loss)                          -                      -
 MIS Expense                                        -                      -
 Travel & Entertainment                             4                     14
 Other Variable Costs                             450                  2,061
 Depreciation & Amortization                      697                  3,187
 Other Allocated Fixed Costs                      256                  1,755
 Other Fixed Costs                                133                    654
                                        -------------    -------------------
Cost of Goods Sold                              7,397                 35,898

Gross Profit                                      (48)                  (340)

Plant SG&A Expense                                  -                     (7)
SG&A Expense - Allocation (Sched 1)               257                  1,234
 Other Operating Expenses                           -                    518
                                        -------------    -------------------
 Total Operating Expenses                         257                  1,745
 Operating Profit                                (305)                (2,085)
 Outside Interest Income                            -                      -
 Outside Interest (Expense)                         -                      -
 Intercompany Interest Income                       -                      -
 Intercompany Interest (Expense)                 (220)                  (872)
 Charges (From) Affiliates                          -                      -
 Charges To Affiliates                              -                      -
 Income/Loss From European Operations               -                      -
 Other Income/(Expense)                             -                      -
                                        -------------    -------------------
 Total Non-Operating Expenses                    (220)                  (872)

 Income Before Income Taxes                      (525)                (2,957)

 Income Tax Expense                                33                     41
                                        -------------    -------------------
 Net Income                             ($        558)   ($            2,998)
                                        =============    ===================

Intermet Corp and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                  February
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                              February
                                             ---------
Officer Compensation                         $     189
Salary Expense other Employees                   1,075
Employee Benefits and Pension                       92
Payroll Taxes                                       67
Other Taxes                                         (2)
Rent and Lease Expense                             184
Interest Expense
Insurance                                           36
Automobile and Truck Expense                        12
Utilities(Gas Electric,Phone)                       33
Depreciation                                        73
Travel and Entertainment                            55
Repairs and Maintenance                             (3)
Advertising/Promotion                                0
Supplies, Office Expense                            33

OTHER:

Contributions                                        0
Professional Fees - Audit/Tax                      269
Bank Fees                                           11
Public Reporting Fees                               16
Employee Relocation/Training                        24
Data Processing                                     31
Dues and Subscriptions                              20
Outside Services                                   111
Project Development Costs net of Billings          (56)
Director Fees                                       25
Miscellaneous                                       33
Legal Fees                                          29
Cost Allocation - Europe                           (78)
Cost Allocation - Out                             (219)
                                             ---------
                                             $   2,060
                                             =========

Note: In 2005, Professional fees related to the bankruptcy restructuring have been reclassified to non-operating expense (Other Income/expense). In February, the expense was $2,800,000.

Allocation:
Wagner Castings                                    191
Northern Castings                                   49
Ironton Iron                                         0
Lynchburg Foundry                                  193
Columbus Foundry                                   313
Wagner Havana                                        0
Intermet U.S. Holdings                             259
Cast-Matic Corp.                                    82
Diversified Diemakers                              257
Ganton Technologies                                168
Tool Products                                      137
Corporate                                          411
                                             ---------
Total                                        $   2,060
                                             =========

INTERMET Corp. and Subsidiaries
Balance Sheet as of 2-28-05

                                               CASE #04-67612
                                                 DIVERSIFIED
                                                  DIEMAKERS
                                               --------------
Cash And Equivalents                           $           23
Accounts Receivable                                    14,142
Short-Term Intercompany Receivables                         4
Inventories                                            13,741
Other Current Assets                                    1,541
                                               --------------
   TOTAL CURRENT ASSETS                                29,451

Land and Buildings                                     16,395
 Machinery & Equipment                                 59,181
 Construction In Progress                                 963
                                               --------------
 Total Fixed Assets                                    76,539
 Accumulated Depreciation                             (42,556)
                                               --------------
    NET FIXED ASSETS                                   33,983

 Investment In Subsidiaries                                 0
Investment In European Operations                           0
 Long-Term Intercompany Receivables                    39,064
 Deferred Taxes, Long-Term Asset                            0
 Other Assets                                               0
                                               --------------

    TOTAL ASSETS                               $      102,498
                                               ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                               $        1,763
Wages and Salaries  (See schedule)                        305
Taxes Payable - (See schedule)                            750
                                               --------------
  TOTAL POST PETITION LIABILITIES                       2,818

SECURED LIABILITIES:
SECURED BANK DEBT                                           0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                       0
 Accrued Tax - State                                        0
 Accrued Property Taxes                                     0
 Accrued Workers Comp.                                    985
 Accrued Payroll                                            0
Accrued Payroll Taxes                                       0
                                               --------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                985

UNSECURED LIABILITIES
Accounts Payable                                        6,514
Senior  & IDR Bonds                                         0
                                               --------------
TOTAL UNSECURED LIABILITIES                             6,514

OTHER LIABILITIES
Accrued Liabilities                                     3,863
Short-Term Intercompany Payables                           64
Capital Leases                                              0
 Retirement Benefits                                    1,099
 Deferred Taxes - Long-Term Liability                       0
 Other Long-Term Liabilities                            1,348
 Long-Term Intercompany Payables                            0
 Minority Interest                                          0
                                               --------------
 TOTAL LIABILITIES                                     16,691

 Common Stock                                               0
 Capital In Excess Of Par Value                       110,000
Retained Earnings - Prepetition                       (21,195)
Retained Earnings - Post Petition                      (2,998)
Equity In European Operations
 Accumulated Translation Adjustment                         0
 Minimum Pension Liability Adjustment                       0
 Unearned Restricted Stock                                  0
                                               --------------
TOTAL SHAREHOLDER EQUITY                               85,807
                                               --------------

 TOTAL LIABILITIES AND EQUITY                  $      102,498
                                               ==============

PERIOD ENDED: 2-28-05          DIVERSIFIED DIEMAKERS, INC.        CASE #04-67612

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                         Balance                                     Balance
                                          as of       Accrued /      Payments /       as of
                                        01/31/05       Withheld        Deposits      02-28-05
                                       ---------     -----------     ----------     -----------
Income tax withheld: Federal           ($ 50,059)    ($  176,825)    $  175,622     ($   51,263)
Income tax withheld: State               (15,805)        (55,698)        55,302         (16,201)
Income tax withheld: Local                     0               0              0               0
FICA Withheld                            (39,252)       (137,436)       136,676         (40,012)
Employers FICA                           (39,252)       (137,436)       136,676         (40,012)
Unemployment Tax: Federal                 (3,378)        (11,312)        11,505          (3,185)
Unemployment Tax: State                  (13,511)        (45,248)        46,019         (12,740)
All Other Payroll W/H                    (62,552)       (174,218)       160,171         (76,599)

State Taxes: Inc./Sales/Use/Excise        (2,418)        (46,055)         5,830         (42,643)
Property Taxes                           (38,289)        (38,289)             0         (76,577)

Workers Compensation                    (390,668)        150,142       (148,992)       (389,519)
                                       ---------     -----------     ----------     -----------
Total                                  ($655,183)    ($  672,376)    $  578,808     ($  748,751)

Wages and Salaries                      (241,647)     (1,300,856)     1,237,216        (305,288)
                                       ---------     -----------     ----------     -----------
Grand Total                            ($896,831)    ($1,973,232)    $1,816,024     ($1,054,039)
                                       =========     ===========     ==========     ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)               Total         0-30 Days      30-60 Days     Over 60 Days
Accounts Payable                        $ 1,762,847     $ 1,739,853      $ 22,073      $       920
Accounts Receivable                     $14,141,826     $12,809,294      $269,637      $ 1,062,895

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 2/28/2005

                                                          MONTHLY CASH STATEMENT

                                                              CASE # 04-67612
                                                      DIVERSIFIED DIE MAKERS (MONROE)
                           ---------------------------------------------------------------------------------------------------
                                        LOCKBOX
     ACCOUNT TYPE           LOCKBOX      672976          DEPOSIT           AP           AP            CHECKING       CHECKING
       ACCOUNT #           5402530991  1851811313      3473589977      2770721732   2176982854       5045182027     5970758593
         BANK               Stan Fed    Comerica    Bank Of America     Stan Fed     Comerica     Bank Of America    UMB Bank
                           ----------  ----------   ---------------    ----------   ----------    ---------------   ----------
BEGINNING BANK BALANCE           -             -               -             -               -         21,526            32
RECEIPTS                    58,614     5,456,325       30,145.97             -               -              -             -
TRANSFERS IN (CORPORATE)         -             -               -             -       1,558,298              -             -
DIP INFLOW                       -             -               -             -               -              -             -
DISBURSEMENTS                    -             -         (800.92)            -      (1,558,298)             -           (12)
TRANSFERS OUT (CORPORATE)  (58,614)   (5,456,325      (29,345.05)            -               -              -             -
DIP REPAYMENT                    -             -               -             -               -              -             -
                           -------    ----------      ----------         -----      ----------         ------           ---
ENDING BANK BALANCE              -             -               0             -               -         21,526            20


                                                CASE # 04-67612
                                          DIVERSIFIED DIE MAKERS (MONROE)
                           ------------------------------------------------------------
     ACCOUNT TYPE             PR                PR               BENEFITS
       ACCOUNT #           2770721740       2176983043       688486 - INACTIVE
         BANK               Stan Fed         Comerica           Bank One              TOTAL
                           ----------       ----------       -----------------     ----------
BEGINNING BANK BALANCE             -                -                    -             21,559
RECEIPTS                           -                -                    -          5,545,085
TRANSFERS IN (CORPORATE)           -           947,919                   -          2,506,217
DIP INFLOW                         -                 -                   -                  -
DISBURSEMENTS                      -          (947,919)                  -         (2,507,030)
TRANSFERS OUT (CORPORATE)          -                 -                   -         (5,544,284)
DIP REPAYMENT                      -                 -                   -                  -
                            --------          --------           ---------         ----------
ENDING BANK BALANCE                -                 -                   -             21,546

MATERIAL WIRES PAID FOR BY CORPORATE                                                3,583,661
CHECKS ISSUED                                                                       1,631,025
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                              1,560,374
                                                                                   ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                       $6,775,060
                                                                                   ==========

OUTSTANDING CHECKS AS OF JANUARY 31                                                   270,973
VOIDED CHECKS OUTSTANDING AS OF JANUARY 31                                                  -
CHECKS ISSUED IN FEBRUARY                                                           1,631,025
CHECK CLEARED IN FEBRUARY                                                          (1,558,298)
                                                                                   ----------
OUTSTANDING CHECKS AS OF FEBRUARY 28 (SEE OUTSTANDING CHECKLIST)                   $  343,699
                                                                                   ==========


DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
FEBRUARY 2005

           VENDOR                 TOTAL DISBURSEMENTS
------------------------------    -------------------
A & S PRINTING SERVICE                13,799.12
A. RAYMOND INC                         1,511.14
AAF INTERNATIONAL                         80.77
ABB INC.                               1,649.00
ABBOTT SUPPLY LLC                      1,198.41
ACHESON COLLOIDS COMPANY               3,267.00
ADAMS MACHINERY MOVERS INC             2,040.00
ADECCO EMPLOYMENT SERVICES            68,714.74
ALBERT BUSS                              178.87
ALCOA FASTENING SYSTEMS                2,346.09
ALCOA INC.                             4,960.00
ALLEGHENY COATINGS                     1,295.94
ALRO MASCO ST. LOUIS                   3,156.50
ALTORFER MACHINERY COMPANY               814.01
AMERICAN METAL CHEMICAL CORP             297.00
APPLEBEE TREE FLOWERS & GIFTS            282.53
AREA DISTRIBUTORS INC.                   199.06
AROBOTECH SYSTEMS INC                  1,486.60
ART FUEMMELER                             15.00
ASI - DATAMYTE                           312.68
AT&T                                      23.42
ATMOS ENERGY                           3,240.31
AWERKAMP MACHINE CO.                     552.73
B.C. MacDONALD & COMPANY                 456.01
BALZERS TOOL COATING INC.                 25.11
BANK OF AMERICA                        7,091.07
BANNER MACHINE TOOL&SUPPLY CO            291.41
BARNES INTERNATIONAL, INC.               260.00
BDC, INC.                              5,527.97
BENT TUBE, INC.                        4,255.39
BEVERLY DIECKMAN                         130.95
BFI QUINCY                             2,221.64
BIJUR LUBRICATING CORPORATION             17.93
BIRDSALL TOOL & GAGE                     285.00
BLEIGH READY MIX CO.                     998.41
BOBBI HUDSON                              15.38
BODLE DIAMOND INDUSTRIES                 156.50
BOKUM TOOL COMPANY, INC.                 208.98
BOULEVARD PROPERTIESM, LLC.              821.25
BOXES, INC.                           11,260.00
BRAD MURPHY                               72.62
BRAHLER'S TRUCKERS SUPPLY INC            392.19
BRENT DUDGEON (employee)                 886.81
BUCKMAN'S CONVENIENCE STORE            1,755.70
BYRON McLELLAND                           75.00
CALIFORNIA INDUSTRIAL PRODUCTS        13,042.26
CAMCAR TEXTRON                         9,539.06
CANFIELD & JOSEPH, INC.                  134.38
CAPE ELECTRICAL SUPPLY, INC.           6,210.99
CARL HAYS (employee)                      15.00
CAROLYN A. GRAINGER                    3,153.50
CASTING EQUIPMENT & SUPPLY               900.00

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
FEBRUARY 2005

           VENDOR                         TOTAL DISBURSEMENTS
------------------------------            -------------------
CASTOOL TOOLING SOLUTIONS                      14,494.00
CATHERINE HIRNER                                  200.00
CENTRAL WELDING SUPPLIES, INC.                 25,271.67
CENTURYTEL                                      3,992.07
CHARLIE PORTER                                     24.50
CHARLIE SMOOT (employee)                          101.25
CHEM-TREND INCORPORATED                        15,503.61
CHINN ENTERPRISES, LLC                         18,164.00
CHRISTY REFRACTORIES COMPANY                      355.44
CITY OF MONROE CITY                           128,823.07
CITY OF SHELBINA                                  986.88
CLEAN WATER SOLUTIONS                              87.47
COMETALS                                      454,745.10
COMMON SENSE ENTERPRISES                          190.00
CONNIE BARNARD (employee)                          22.50
CONTAINER DISTRIBUTERS INC                      6,078.20
CONTROL-AIR, INC.                               1,222.82
COORSTEK, INC.                                  7,109.72
COPPER & BRASS SALES                              204.84
CRESCENT ELECTRIC SUPPLY CO                       830.42
CREST PRODUCTS INC                              4,274.00
CROSS HULLER DRILLUNIT                            584.52
CROWN LINEN SERVICE, INC.                       2,190.56
DAN FOSTER (employee)                             382.40
DANA CORPORATION                              250,542.00
DANIEL SKAGGS                                     897.48
DAVIS TOOL & DIE                            $ 334,077.00
DEAD SEA MAGNESIUM LTD                        779,645.16
DEBBIE LEWIS                                       75.00
DENNY MOSS                                         34.50
DIEMER & ASSOCIATES                             8,788.52
DISA GOFF, INC.                                   517.46
DIVERSIFIED DIEMAKERS(employee related)           763.01
DOALL COMPANY                                     533.68
DOMINO AMJET INC                                   73.96
DON HAYS (employee)                               467.13
DWYER INSTRUMENTS, INC.                           152.72
EASTERN ALLOYS                                136,468.81
EFD, INC.                                         115.22
E-JAY THERMO PRODUCTS, INC.                       317.03
ELECTROCHEM, INC. OF MO                         1,828.50
ELECTRODES, INC.                                1,052.29
ENGINEERED FINISING CORP                          360.80
ENGINEERED LUBRICANTS CO.                      12,554.79
ENGINEERED PRODUCTS                             1,504.30
ENGINEERED SALES                                  369.20
FANUC ROBOTICS NORTH AMERICA                      877.48
FANUC, USA CORP                                 4,764.00
FASTENAL COMPANY                                1,701.49
FedEx                                             355.86
FIRST BANKCARD                                    256.50
FLO-PRODUCTS COMPANY                               95.98
FRANK FLORI EQUIPMENT CO.                         266.79

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
FEBRUARY 2005

           VENDOR                TOTAL DISBURSEMENTS
------------------------------   -------------------
FRENCH GERLEMAN ELECTRIC CO.          10,272.14
FREUDENBERG - NOK                     10,148.00
FS MIDWEST                             5,900.00
G&H DIVERSIFIED MFG, L.P.              6,676.00
G.S. ROBINS AND COMPANY                  685.43
GARFIELD ALLOYS, INC.                  7,200.00
GARY SHOEMAKER                            37.50
GARY YAGER                               546.03
GASKET & SEAL FABRIC. INC.                37.59
GATEWAY METALS INC.                    7,184.54
GATEWAY PHARMACY                         402.18
GDC, INC.                                339.57
GE CAPITAL                             8,219.96
GETZ FIRE EQUIPMENT CO.               10,547.96
GIBBS                                  1,215.00
GOAD COMPANY                             326.70
GRAINGER                               6,001.35
GRAVOGRAPH                                71.53
GREENFIELD COMMERCIAL CREDIT           1,175.00
GREG COOPER                              352.71
GREG FARR                                 48.18
GULLY TRANSPORATION                      550.00
HANNIBAL BOARD OF PUBLIC WORKS        28,582.18
HANNIBAL CLINIC INC                       40.00
HANNIBAL COURIER-POST                    274.40
HANNIBAL REGIONAL HOSPITAL               150.00
HANNIBAL VISION CENTER                   232.00
HARCOURT ASSESMENT INC                   166.47
HARTWIG, INC.                          3,664.39
HEIMER CONSTRUCTION                    2,315.00
HEINTZ ELECTRIC COMPANY                  184.52
HELCO PRECISION TOOLS & GAGES            348.22
HENKEL LOCTITE CORPORATION             1,165.08
HILLYARD FLOOR CARE SUPPLY             6,676.49
HTE TECHNOLOGIES                      13,320.72
iCONNECT                                 100.40
IDG USA, LLC                           5,990.84
IDRAPRINCE, INC.                      28,744.31
ILLINI ENVIRONMENTAL INC.              8,000.00
INDUSTRIAL FINISHING SERVICES         28,176.08
INDUSTRIAL INNOVATIO                     207.39
INDUSTRIAL STRAINER COMPANY            1,802.79
INSIGHT/HARDDRIVES INT'L.                323.40
IOSSO METAL PROCESSES                    675.00
IOWA MACHINERY & SUPPLY                  615.85
ISA, INC                               3,005.59
JACKSON BROS-HEARTLAND                 2,698.40
JAMES KAYLOR                              75.00
JASON DEXTER                              75.00
JASON STARK (employee)                    48.75
JEFF HESS                                 40.58
JOE MCCLURE                               51.75
JOE MORRIS                               120.95

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
FEBRUARY 2005

           VENDOR                TOTAL DISBURSEMENTS
------------------------------   -------------------
JOHN HENRY FOSTER CO.                  1,297.77
JOHN LONG                                 91.13
KENNETH BAKER                             75.00
KEVIN BICHSEL (employee)                  88.75
KEVIN PETERS (employee)                  139.10
KEVIN SPALDING                            93.07
KEYENCE CORP OF AMERICA               23,205.00
L.N. BROSS                            10,817.19
LACQUEMENT SCALE & EQUIP. CO.            675.00
LEANDER LUBRICANTS                       471.35
LISA MARTIN (employee)                   246.41
LISA OBERT (employee)                    210.06
LISA YAGER                                45.00
LOGAN A. GRESHAM CO.                   1,153.14
LOWRY COMPUTER PRODUCTS INC              365.88
LUBY EQUIPMENT SERVICES                1,544.30
M.A. ALTRUP COMPANY                       87.25
MALCOM CO                                304.38
MANPOWER                              15,168.59
MARK ADAMS                               597.43
MARK TWAIN SUPPLY CO.                 14,790.91
MARLON BUSINESS FORMS                    290.13
MARTIN'S TRUE VALUE HARDWARE             532.30
MARVEL ENGINEERING COMPANY                88.34
MARVIN HALLEMEYER                         96.00
MC MACHINERY SYSTEMS, INC.               327.08
MCMASTER-CARR SUPPLY COMPANY             201.29
MEHRA TUBE INC                         7,200.00
MERRICK MACHINERY CO.                  1,715.71
METAL-MATIC, INC.                     24,790.00
MFA OIL CO.                            2,720.00
MICHAEL F BEGLEY                          44.75
MID-AMERICAN PROD. INC                36,482.56
MIDLAND INDUSTRIES, INC.             115,961.96
MIDWEST INSTRUMENT CO.                   140.71
MIKE BICHSEL (employee)                  212.26
MINIATURE PRECISION COMPONENTS         1,547.10
MISSOURI DEPARTMENT OF REVENUE           912.75
MISSOURI EMERGENCY                       360.00
MITSUBISHI ELECTRIC AUTOMAT            1,120.93
MO. DEPT. OF TRANSPORTATION              156.81
MOHLER MATERIAL HANDLING, I            2,127.95
MONROE AUTO PARTS                        481.49
MONROE CITY SHELTER WORK SHOP         20,493.15
MONROE TIRE & BATTERY                     96.00
MOTION INDUSTRIES, INC                11,514.26
MOYERS SERVICE CENTER &                  387.85
MSC INDUSTRIAL SUPPLY CO.              1,786.93
MUNICIPAL TOOL & MACHINERY CO            435.35
MUNROE MATERIAL HANDLING                 125.20
MVI, INC.                                359.01
NALCO COMPANY                          6,220.69
NATIONAL KARD                            170.45

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
FEBRUARY 2005

           VENDOR                            TOTAL DISBURSEMENTS
------------------------------               -------------------
NATIONAL SAFETY COUNCIL                                601.60
NATIONAL TOOL AND MFG. CO.                             211.54
NEFF POWER INC.                                      2,685.23
NEOPOST, INC.                                          468.39
NEWARK INONE                                         1,185.42
NORSK HYDRO CANADA INC                             719,362.00
NORTHEAST MO MACHINE & PATTERN                         320.00
NSK STEERING SYSTEMS                                 6,430.80
O.K. FASTENERS INC                                     349.92
ONEOK ENERGY MARKETING COMPANY                      42,760.16
OVERHEAD DOOR CO. OF QUINCY                             78.26
PALMYRA BOARD OF PUBLIC WORKS                       46,684.07
PAMIDA                                                  15.57
PATTY KISER                                             72.65
PAUL YOCHUM                                             75.00
PAULO PRODUCTS CO.                                   3,216.41
PAYROLL DISBURSED (INCLUDES CORP PAYROLL)        1,560,374.06
PERRY MACHINE AND DIE INC.                          90,932.66
PHELPS ASSOCIATES, INC.                                276.36
PRECISION INTERNATIONAL CORP.                           60.00
PRECISION TOOL COMPANY                               1,330.15
PRISCILLA MONTGOMERY                                    68.95
PROFORMA                                               221.12
PROGRESSIVE COMPONENTS                                 704.88
PRUDENTIAL INSURANCE                                12,781.59
PSYCHEMEDICS CORPORATION                             1,677.00
PURCHASE PARTNERS                                    9,180.00
QST, INC.                                            2,856.19
QUINCY MEDICAL GROUP                                   101.00
QWEST COMMUNICATIONS                                 1,221.94
R.L. HOENER COMPANY                                     61.44
RADCO INDUSTRIES                                     5,591.00
RELIABLE TEMPS INC.                                    626.20
REMACOR, INC.                                       16,642.45
RES MANUFACTURING COMPANY                           35,764.00
RIBACK SUPPLY CO.                                      334.95
RICH GREEN                                              75.00
RICHARD GREENE CO.                                   1,092.24
RIMROCK                                              2,533.59
ROBEY BUILDING SUPPLY, INC.                            112.41
ROGER LIPP                                              96.00
RONALD V. HOUSE                                        175.57
ROTOR CLIP CO  INC                                     419.25
RTD OFFICE PRODUCTS                                    542.15
RUDOLPH BROS & CO                                    3,449.28
SAFETY-KLEEN SYSTEMS                                 1,819.77
SARAH DOWELL                                            70.31
SBC                                                  1,604.11
SCOTT SPECIAL TOOLS, INC.                            7,267.51
SCOTT WILLIAMS (employee)                              339.74
SEMCO, INC.                                            137.83
SHANNAHAN CRANE & HOIST, INC.                           79.03
SHARP BROS. INC                                      1,150.00

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
FEBRUARY 2005

           VENDOR                TOTAL DISBURSEMENTS
------------------------------   -------------------
SHELLEY BUCKMAN (employee)                 45.00
SHERYL HAYS (employee)                    339.78
SILICON GRAPHICS, INC.                  2,295.78
SKF LINEAR MOTION & PRECISION           3,772.09
SODICK, INC.                              135.19
SOLUTIA INC                             2,638.16
SOUND SOLUTIONS                            98.09
SOUTHWEST PUMPS & FILTERS, INC          1,159.60
SOUTHWESTERN BELL                       1,207.27
SPAN AMERICA, INC.                        789.39
SPAN de MEXICO                            350.00
SPAN MANUFACTURING                      1,455.00
SPARTAN LIGHT METAL                    29,192.20
SPECTRO ALLOYS CORP                   215,095.00
SPHERION CORPORATION                    3,127.20
SPINCRAFT                                 281.10
SPRINT                                  8,384.76
SSA GLOBAL                             17,165.35
ST. LOUIS TESTING LAB, INC.               300.00
STERLING, INC.                            377.82
STEWART REFRIGERATION                     406.89
STRIPMATIC PRODUCTS INC                 2,897.31
SUNNEN PRODUCTS COMPANY                   182.32
SUNSOURCE                                 438.91
SUPPLIER DEVELOPMENT INC                  208.00
T.F. EHRHART COMPANY                    1,320.14
TAPESWITCH CORP OF AMERICA                217.43
TAYLOR IND SERVICES HPM DIV.              437.94
TECHMIRE LTD                               40.00
TECHMIRE USA                              212.00
TECHNA TOOL & MACHINE CO INC.             470.54
TELESIS TECHNOLOGIES INC                  213.47
TEMTRON, INC.                             111.92
TENNANT                                   149.80
THE LAKE GAZETTE                          116.00
THE ROBOT COMPANY                       1,758.00
THE ST. LOUIS DISTRIBUTION              1,253.00
THE SU-DAN COMPANY                      2,296.58
TIC-MS, INC.                            1,626.00
TIEMANN INDUSTRIAL SUPPLY                 168.03
TIMKEN US CORPORATION                  31,815.39
TINA MITCHELL                              18.00
TINNERMAN PALNUT ENGINEERED            23,170.36
TOOLING ASSOCIATES                      1,250.68
TOYOTA TSUSHO AMERICA INC              45,750.71
TRANSMAN                               43,668.00
TRUTH HARDWARE                            691.20
U.S. MAGNESIUM, LLC                   724,018.30
U.S. POSTAL SERVICE                     1,500.00
UGS                                       898.36
UNISOURCE WORLDWIDE INC.               33,915.08
UNITED ROBOTICS, INC.                   4,137.66
UNITED STATES DRILL HEAD CO               853.39

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
FEBRUARY 2005

           VENDOR                TOTAL DISBURSEMENTS
------------------------------   -------------------
US FILTER/IONPURE, INC                   5,041.65
VAC-U-MAX                                  138.45
VAN SHULTZ                                  75.00
VEKTEK INC                                 591.48
VIATRAN CORPORATION                        848.82
VICTORY PACKAGING                       12,305.14
VISI-TRAK WORLDWIDE, LLC                 4,714.10
VONTHUN POWERWASHING                     1,600.00
WESBELL DEDICATED ASSEMBLY LTD           6,027.50
WESTHOFF                                   174.91
WIESE PLANNING & ENGINEERING             5,648.36
WILLIAM A KIBBE & ASSOCIATES               405.00
WILLIAMS EQUIPMENT & ELECTRIC              826.51
WISE EL SANTO CO., INC.                  2,664.45
                                   --------------
                                   $ 6,775,060.08

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
AT 2/28/05

MONROE - BANK RECONCILIATION

Bank Balance                        $          -

Actual Outstanding AP Checks          343,699.09
Actual Outstanding Payroll Checks     216,286.09
                                    ------------
Total Outstanding Checks                             559,985.18

Unadjusted GL Balance                                559,985.18
                                                   ------------

Difference                                         $          -
                                                   ============

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612

OUTSTANDING CHECKS

  DATE     CHECK    OUTSTANDING
--------   ------   -----------
 10/5/04   337183         45.00
 11/5/04   337674         35.76
 11/5/04   337705          5.00
11/11/04   337789        158.49
11/16/04   337916        341.24
11/17/04   337930        454.88
12/29/04   338726        821.25
  1/6/05   338925         33.57
 1/21/05   339228        106.09
 1/27/05   339264      1,602.30
  2/4/05   339484         62.97
  2/4/05   339506      6,430.80
 2/11/05   339582         15.38
 2/11/05   339629         15.00
 2/11/05   339636      3,226.63
 2/11/05   339685         42.13
 2/14/05   339698         37.00
 2/16/05   339705         46.35
 2/17/05   339709         78.26
 2/18/05   339734        118.50
 2/18/05   339735         72.62
 2/18/05   339737        514.52
 2/18/05   339762         72.82
 2/18/05   339778      2,156.42
 2/18/05   339782         36.85
 2/18/05   339783         75.00
 2/18/05   339793         44.75
 2/18/05   339796         83.72
 2/18/05   339797        238.73
 2/18/05   339798         66.19
 2/18/05   339810         68.95
 2/18/05   339819        542.15
 2/18/05   339823         19.80
 2/21/05   339849      8,354.32
 2/22/05   339852        544.00
 2/22/05   339853         60.00
 2/23/05   339855        834.03
 2/23/05   339862     45,394.16
 2/23/05   339864         63.82
 2/23/05   339866     14,400.89
 2/23/05   339868         89.04
 2/23/05   339869        177.65
 2/24/05   339870         71.93
 2/24/05   339871        550.00
 2/24/05   339872        591.48
 2/25/05   339878      4,051.06
 2/25/05   339879        902.58
 2/25/05   339880         80.77
 2/25/05   339881      2,040.00
 2/25/05   339882     22,424.79
 2/25/05   339883        282.53
 2/25/05   339884         23.42
 2/25/05   339885      7,091.07
 2/25/05   339886         75.41
 2/25/05   339887        392.19
 2/25/05   339888        708.68
 2/25/05   339889        379.69
 2/25/05   339890        134.38
 2/25/05   339891        959.76
 2/25/05   339892        120.00
 2/25/05   339894     18,704.99
 2/25/05   339895      3,992.07
 2/25/05   339896         67.50
 2/25/05   339897      4,080.00
 2/25/05   339899        774.29
 2/25/05   339900        497.42
 2/25/05   339901        595.65
 2/25/05   339902         75.49
 2/25/05   339903        533.68
 2/25/05   339904        152.72
 2/25/05   339905        115.22
 2/25/05   339906      1,828.50
 2/25/05   339907        369.20
 2/25/05   339908        551.40
 2/25/05   339909         95.98
 2/25/05   339910      2,275.11
 2/25/05   339911      7,200.00
 2/25/05   339912         18.75
 2/25/05   339913      5,166.59
 2/25/05   339914      4,109.98
 2/25/05   339915      3,121.78
 2/25/05   339916        326.70
 2/25/05   339917      2,859.40
 2/25/05   339918         48.75
 2/25/05   339919         50.00
 2/25/05   339920        166.47
 2/25/05   339921        129.95
 2/25/05   339922         31.19
 2/25/05   339923         67.11
 2/25/05   339924      2,798.28
 2/25/05   339925     13,857.16
 2/25/05   339926      2,000.00
 2/25/05   339927      4,941.81
 2/25/05   339929      1,190.42
 2/25/05   339930         75.00
 2/25/05   339931         51.75
 2/25/05   339932        213.82
 2/25/05   339933         88.75
 2/25/05   339934         61.13
 2/25/05   339935      4,798.37
 2/25/05   339936         45.00
 2/25/05   339937      1,153.14
 2/25/05   339938        950.01
 2/25/05   339939      8,009.79
 2/25/05   339940      2,075.66
 2/25/05   339941        160.00
 2/25/05   339942         60.22
 2/25/05   339943        544.00
 2/25/05   339944        212.26
 2/25/05   339945        338.00
 2/25/05   339946         48.61
 2/25/05   339947     10,568.40
 2/25/05   339948         96.00
 2/25/05   339949      2,079.48
 2/25/05   339950        387.85
 2/25/05   339951        166.31
 2/25/05   339952        175.00
 2/25/05   339953        435.35
 2/25/05   339954        142.02
 2/25/05   339955      1,712.54
 2/25/05   339956        170.45
 2/25/05   339957      1,768.33
 2/25/05   339958     24,083.50
 2/25/05   339959        704.88
 2/25/05   339960      1,677.00
 2/25/05   339961      1,941.19
 2/25/05   339962      1,221.94
 2/25/05   339963         34.35
 2/25/05   339964        138.74
 2/25/05   339965      1,018.11
 2/25/05   339966         62.51
 2/25/05   339967      1,149.76
 2/25/05   339968         33.41
 2/25/05   339969         58.01
 2/25/05   339970        730.76
 2/25/05   339971         30.00
 2/25/05   339972         42.97
 2/25/05   339973      1,207.27
 2/25/05   339974        789.39
 2/25/05   339975      1,455.00
 2/25/05   339976        350.00
 2/25/05   339977      1,620.80
 2/25/05   339978      8,384.76
 2/25/05   339979        148.00
 2/25/05   339980      2,897.31
 2/25/05   339982        246.43
 2/25/05   339983        208.00
 2/25/05   339984         40.00
 2/25/05   339985         25.14
 2/25/05   339986        116.00
 2/25/05   339987         84.21
 2/25/05   339988      1,187.34
 2/25/05   339989         68.68
 2/25/05   339990      1,500.00
 2/25/05   339991        449.18
 2/25/05   339992        767.48
 2/25/05   339993      2,295.00
 2/25/05   339994        129.91
 2/25/05   339995        857.82
 2/25/05   339996        843.01
 2/25/05   339997        625.38
 2/25/05   339998        837.99
 2/25/05   339999        520.70
 2/25/05   340000      6,078.20
 2/28/05   340001      7,999.99
 2/28/05   340002        204.25
 2/28/05   340003         86.75
 2/28/05   340004        481.60
 2/28/05   340005     20,418.80
 -------   ------   -----------
                    $343,699.09

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    DIVERSIFIED DIEMAKERS, INC.    Capacity:    ___  Shareholder
         Case Number:  04-67612                      ___  Officer
                                                     ___  Director
                                                     ___  Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:      Weekly   or    Monthly

                                ______

CURRENT BENEFITS PAID:          Weekly   or    Monthly

           Health Insurance     ______         _______

           Life Insurance       ______         _______

           Retirement           ______         _______

           Company Vehicle      ______         _______

           Entertainment        ______         _______

           Travel               ______         _______

           Other Benefits       ______         _______

           Total Benefits       ______         _______

CURRENT OTHER BENEFITS PAID:    Weekly   or    Monthly

           Rent Paid            ______         _______

           Loans                ______         _______

           Other (Describe)     ______         _______

           Other (Describe)     ______         _______

           Other (Describe)     ______         _______

           Total Other Payment  ______         _______

CURRENT TOTAL OF ALL PAYMENTS:  Weekly   or    Monthly

                                ______         $     0

Dated: MARCH 28, 2005           _____________________________________________
                                PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                     Diversified Diemakers, Inc.
                                                           Case Number: 04-67612

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE             CARRIER          POLICY PERIOD
--------------------      --------------     -----------------
Property                  Lloyds             11/1/04-11/1/05
Boiler/Machine            Hartford           11/1/04-11/1/05
Cargo                     Fireman's Fund     11/1/04-11/1/05
Truck Cargo               Fireman's Fund     11/1/04-11/1/05

Aviation                  USAIG              11/1/04-11/1/05

Fiduciary                 St. Paul           11/1/04-11/1/05

Primary D&O               St. Paul           11/1/04-11/1/05
Excess D&O                Chubb              11/1/04-11/1/05
Excess D&O                Platte River       11/1/04-11/1/05

Crime                     AIG                12/1/04-12/1/05

General Liability         ACE                12/22/04-12/22/05
Umbrella                  National Union     12/22/04-12/22/05

Workers' Comp             ACE                12/22/04-6/22/05
Excess Workers' Comp      ACE                12/22/04-12/22/05

Auto                      ACE                12/22/04-12/22/05

Foreign (DIC)             ACE                12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67600
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
GANTON TECHNOLOGIES, INC.                   )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                    (Form 2)

      X     Balance Sheet                          (Form 3)

      X     Summary of Operations                  (Form 4)

      X     Monthly Cash Statement                 (Form 5)

      X     Statement of Compensation              (Form 6)

      X     Schedule of In-Force Insurance         (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                           YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                           YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                           YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                           YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                           YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: MARCH 28, 2005                     /s/ Robert E. Belts
                                         --------------------------
                                         Debtor In Possession

                                         Chief Financial Officer  (248) 952-2500
                                         -----------------------  --------------
                                         Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 2-28-05
($000's)

                                                           CASE #04-67600
                                                               GANTON
                                                            TECHNOLOGIES
                                              ------------------------------------------
                                              Current Month           Total Since Filing
                                              -------------           ------------------
Net Sales                                        $ 6,622                  $   34,213

Cost of Goods Sold

Materials and Freight                              1,648                       8,603
Wages - Hourly                                     1,518                       7,816
Wages-Salary                                         470                       2,774
Employee Benefits and Pension                        946                       5,777
 Repairs & Maintenance                               115                         581
Supplies                                             102                       1,536
Utilities                                            417                       1,920
Purchased Components/Services                        750                       4,255
Income(loss) from Pattern Sales                      216                        (255)
 Fixed Asset - (gain/loss)                             -                           -
 MIS Expense                                           8                          42
 Travel & Entertainment                               21                          71
 Other Variable Costs                                172                         759
 Depreciation & Amortization                          77                       1,121
 Other Allocated Fixed Costs                           -                           -
 Other Fixed Costs                                   188                       1,010
                                                 -------                 -----------
Cost of Goods Sold                                 6,648                      36,010

Gross Profit                                         (26)                     (1,797)

Plant SG&A Expense                                    20                         108
SG&A Expense - Allocation (Sched 1)                  168                         804
 Other Operating Expenses                           (391)                     10,058
                                                 -------                 -----------
 Total Operating Expenses                           (203)                     10,970

 Operating Profit                                    177                     (12,767)

 Outside Interest Income                               -                           -
 Outside Interest (Expense)                            -                           -
 Intercompany Interest Income                          -                           -
 Intercompany Interest (Expense)                    (152)                       (431)
 Charges (From) Affiliates                             -                           -
 Charges To Affiliates                                 -                           -
Income/Loss From European Operations                   -                           -
 Other Income/(Expense)                                -                           -
                                                 -------                 -----------
 Total Non-Operating Expenses                       (152)                       (431)

 Income Before Income Taxes                           25                     (13,198)

 Income Tax Expense                                    9                          56

                                                 -------                 -----------
 Net Income                                      $    16                 ($   13,254)
                                                 =======                 ===========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   February
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                 February
                                                 --------
Officer Compensation                             $    189
Salary Expense other Employees                      1,075
Employee Benefits and Pension                          92
Payroll Taxes                                          67
Other Taxes                                            (2)
Rent and Lease Expense                                184
Interest Expense
Insurance                                              36
Automobile and Truck Expense                           12
Utilities(Gas Electric,Phone)                          33
Depreciation                                           73
Travel and Entertainment                               55
Repairs and Maintenance                                (3)
Advertising/Promotion                                   0
Supplies, Office Expense                               33

OTHER:
Contributions                                           0
Professional Fees - Audit/Tax                         269
Bank Fees                                              11
Public Reporting Fees                                  16
Employee Relocation/Training                           24
Data Processing                                        31
Dues and Subscriptions                                 20
Outside Services                                      111
Project Development Costs net of Billings             (56)
Director Fees                                          25
Miscellaneous                                          33
Legal Fees                                             29
Cost Allocation - Europe                              (78)
Cost Allocation - Out                                (219)
                                                 --------
                                                 $  2,060
                                                 ========

Note: In 2005, Professional fees related to the bankruptcy restructuring have been reclassified to non-operating expense (Other Income/expense). In February, the expense was $2,800,000.

Allocation:
Wagner Castings                                     191
Northern Castings                                    49
Ironton Iron                                          0
Lynchburg Foundry                                   193
Columbus Foundry                                    313
Wagner Havana                                         0
Intermet U.S. Holdings                              259
Cast-Matic Corp.                                     82
Diversified Diemakers                               257
Ganton Technologies                                 168
Tool Products                                       137
Corporate                                           411
                                                 ------
Total                                            $2,060
                                                 ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 2-28-05

                                               CASE #04-67600
                                               --------------
                                                  GANTON
                                               TECHNOLOGIES
                                               --------------
Cash And Equivalents                             $      38
Accounts Receivable                                 10,873
Short-Term Intercompany Receivables                     47
Inventories                                          5,509
Other Current Assets                                 1,306
                                                 ---------
   TOTAL CURRENT ASSETS                             17,773

Land and Buildings                                  12,390
 Machinery & Equipment                              42,189
 Construction In Progress                              647
                                                 ---------
 Total Fixed Assets                                 55,226
 Accumulated Depreciation                          (34,947)
                                                 ---------
    NET FIXED ASSETS                                20,279

 Investment In Subsidiaries                              0
Investment In European Operations                        0
 Long-Term Intercompany Receivables                  6,676
 Deferred Taxes, Long-Term Asset                         0
 Other Assets                                           41
                                                 ---------

    TOTAL ASSETS                                 $  44,769
                                                 =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                 $   1,446
Wages and Salaries  (See schedule)                     523
Taxes Payable - (See schedule)                         260
                                                 ---------
  TOTAL POST PETITION LIABILITIES                    2,229

SECURED LIABILITIES:
SECURED BANK DEBT                                        0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                    0
 Accrued Tax - State                                     7
 Accrued Property Taxes                                  0
 Accrued Workers Comp.                               1,121
 Accrued Payroll                                         0
Accrued Payroll Taxes                                    0
                                                 ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES           1,128

UNSECURED LIABILITIES
Accounts Payable                                     9,693
Senior  & IDR Bonds                                      0
                                                 ---------
TOTAL UNSECURED LIABILITIES                          9,693

OTHER LIABILITIES
Accrued Liabilities                                  3,998
Short-Term Intercompany Payables                        31
Capital Leases                                           0
 Retirement Benefits                                 1,457
 Deferred Taxes - Long-Term Liability                    0
 Other Long-Term Liabilities                             0
 Long-Term Intercompany Payables                     4,066
 Minority Interest                                       0
 TOTAL LIABILITIES                                  22,602

 Common Stock                                            0
 Capital In Excess Of Par Value                    160,000
Retained Earnings - Prepetition                   (124,579)
Retained Earnings - Post Petition                  (13,254)
Equity In European Operations
 Accumulated Translation Adjustment                      0
 Minimum Pension Liability Adjustment                    0
 Unearned Restricted Stock                               0
                                                 ---------
TOTAL SHAREHOLDER EQUITY                            22,167
                                                 ---------

 TOTAL LIABILITIES AND EQUITY                    $  44,769
                                                 =========

PERIOD ENDED: 2-28-05        GANTON TECHNOLOGIES (PULASKI)        CASE #04-67600

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                         Balance                                      Balance
                                          as of       Accrued /      Payments /        as of
                                        1/31/2005     Withheld        Deposits       2/28/2005
                                        ---------    ----------      ----------      ---------
Income tax withheld: Federal            ($  1,160)   ($   1,251)      $ 1,160        ($  1,251)
Income tax withheld: State                      0             0             0                0
Income tax withheld: Local                      0             0             0                0
FICA Withheld                                (973)       (1,049)          973           (1,049)
Employers FICA                               (973)       (1,049)          973           (1,049)
Unemployment Tax: Federal                    (102)         (110)          102             (110)
Unemployment Tax: State                      (827)         (891)          827             (891)
All Other Payroll W/H                           0             0             0                0

State Taxes: Inc./Sales/Use/Excise        (12,000)       (1,904)            0          (13,904)
Property Taxes                             (5,613)       (7,800)            0          (13,413)

Workers Compensation                       (9,833)            0             0           (9,833)
                                        ---------    ----------       -------        ---------

Total                                   ($ 31,481)   ($  14,055)      $ 4,035        ($ 41,501)

Wages and Salaries                        (88,783)     (105,017)       88,783         (105,017)
                                        ---------    ----------       -------        ---------

Grand Total                             ($120,264)   ($ 119,072)      $92,818        ($146,518)
                                        =========    ==========       =======        =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)               Total        0-30 Days     30-60 Days    Over 60 Days
Accounts Payable                        $  456,203     $  431,359      $ 23,096      $    1,748
Accounts Receivable                     $3,811,338     $2,573,622      $205,131      $1,032,585

PERIOD ENDED: 2/28/05         GANTON TECHNOLOGIES (RACINE)       CASE #04-67600

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                  Balance
                                               as of       Accrued /    Payments /      as of
                                             1/31/2005     Withheld     Deposits     2/28/2005
                                           -----------    ----------    ----------   ----------
Income tax withheld: Federal                $        0    ($ 179,499)   $  179,499    $       0
Income tax withheld: State                           0       (88,442)       87,542         (900)
Income tax withheld: Local                           0             0             0            0
FICA Withheld                                        0      (122,532)      122,532           (0)
Employers FICA                                       0             0             0            0
Unemployment Tax: Federal                            0             0             0            0
Unemployment Tax: State                              0             0             0            0
All Other Payroll W/H                                0             0             0            0

State Taxes: Inc./Sales/Use/Excise              (2,073)       (7,228)        2,141       (7,160)
Property Taxes                                 (12,331)      (12,501)       28,088        3,256

Workers Compensation                          (611,786)     (100,000)      497,190     (214,596)
                                           -----------    ----------    ----------   ----------

Total                                      ($  626,190)   ($ 510,203)   $  916,993   ($ 219,400)

Wages and Salaries                            (412,269)     (400,979)      395,569     (417,679)
                                           -----------    ----------    ----------   ----------

Grand Total                                ($1,038,459)   ($ 911,182)   $1,312,562   ($ 637,079)
                                           ===========    ==========    ==========   ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)        Total         0-30 Days       30-60 Days     Over 60 Days
Accounts Payable                 $  990,438       $  709,077       $  2,546       $  278,815
Accounts Receivable              $7,674,416       $5,729,660       $128,550       $1,816,206

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 2/28/2005

                                                                  MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:                                               CASE # 04-67600
                                                                GANTON TECHNOLOGIES (PULASKI)
                           ---------------------------------------------------------------------------------------------------------
        ACCOUNT TYPE        LOCKBOX    LOCKBOX 673017      AP      LOCKBOX 77165       AP            PR         PR
          ACCOUNT #        5402699424    1851811388    2770721799    644113482     2176982953   2770721807   2176983100
            Bank            Stan Fed      Comerica      Stan Fed      Bank One      Comerica     Stan Fed     Comerica     TOTAL
BEGINNING BANK BALANCE          -                -          -               -               -        -               -            -
RECEIPTS                        -          102,059          -          10,957               0        -               -      113,016
TRANSFERS IN (CORPORATE)        -                -          -               -         572,276        -         473,722    1,045,999
DIP INFLOW                      -                -          -               -               -        -               -            -
DISBURSEMENTS                   -                -          -               -        (572,276)       -        (473,722)  (1,045,999)
TRANSFERS OUT (CORPORATE)       -         (102,059)         -         (10,957)              -        -               -     (113,016)
DIP REPAYMENT                   -                -          -               -               -        -               -            -
                           ------         --------     ------         -------      ----------   ------        --------   ----------
 ENDING BANK BALANCE            -                -          -               -               -        -               -        (0.00)

MATERIAL WIRES PAID FOR BY CORPORATE                                                  685,651
CHECKS ISSUED                                                                         727,322
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                424,440
                                                                                   ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                       $1,837,414
                                                                                   ==========

OUTSTANDING CHECKS AS OF JANUARY 31                                                    70,610
VOIDED CHECKS OUTSTANDING AS OF JANUARY 31                                                  -
CHECKS ISSUED IN FEBRUARY                                                             727,322
CHECK CLEARED IN FEBRUARY                                                            (572,276)
                                                                                   ----------
OUTSTANDING CHECKS AS OF FEBRUARY 28 (SEE OUTSTANDING CHECKLIST)                   $  225,656
                                                                                   ==========

GANTON TECHNOLOGIES, INC. (PULASKI)                           CASE NO. 04-67600
CASH DISBURSEMENTS
FEBRUARY 2005

        VENDOR                       TOTAL DISBURSEMENTS
------------------------             -------------------
ABBOTT BALL COMPANY                       $    399.42
ADVANCE PRODUCTS                               372.86
AH ASSOCIATES                                1,000.00
AIR DRAULICS ENGINEE                         5,237.99
AIRGAS SOUTH (BOC GA                         3,078.40
AL CAST COMPANY                             86,161.50
ALABAMA CHILD SUPPORT                          268.00
ALLEN WRIGHT MACHINING                         250.00
ALLIED VAN LINES, IN                         6,211.07
ALUMINUM RESOURCES I                        38,517.41
AMCOR                                          304.16
AMERICAN CHEMICAL                           26,837.20
AMERICAN QUALITY                            20,814.50
ANIXTER PENTACON, IN                           898.80
ATCO INDUSTRIES, INC                        15,011.34
AUTOMATIC DATA PROCE                         4,240.34
B & C INSTRUMENTS                              485.00
BAILEY COMPANY                               8,662.20
BANK OF FRANKEW                                553.00
Barry Webster                                  153.00
BELLSOUTH                                    2,099.40
BG & R COMPANY                              11,895.60
BI-LO / RED FOOD                                79.48
BOSTON MUTUAL LIFE                           2,554.93
Brooks Auto                                    199.09
C KENNETH STILL                                340.00
C3 INTERNATIONAL                               125.94
CARR LANE MANUFACTUR                           248.51
Carrie  Smith                                  361.61
CASTOOL                                      3,055.00
CENTRAL CHILD SUPPORT                        4,072.04
CENTRO                                         856.53
CHEM STATION                                 1,425.72
CHILES OIL INC.                              1,024.11
Chris Douthit                                4,670.00
CINCINNATI FAN                                 991.41
CINDY WATSON                                   361.25
CINTAS CORPORATION                           4,626.89
COLUMBIA MACHINE WOR                        10,473.00
DEXPORT TOOL MFG. CO.                          859.00
DIE CAST PRESS MFG CO IN                     7,226.50
DIE-TECH WIRE TOOL I                        16,000.00
DIVERSIFIED PRINTING                           446.04
DIXIE COMPRESSOR & P                         1,748.52
DOUBLE M INC                                 1,208.30
DUMBARTON TOOL, INC                          1,968.12
EDWARDS XPRESS INC.                          2,682.50
EEP GROUP                                      840.00
EMPIRE CNC SERVICES                          5,333.39
Empire Refactory                            39,759.46
ENVIRONMENTAL SCIENC                           630.00
Expedite Services                              978.40
F.S. SPERRY                                    341.40
FIRST NATIONAL                               8,288.34
FURNACE PARTS, LLC                             684.64
GE BETZ, INC.                                8,604.85
GENERAL SUPPLY CORP.                        11,549.00
GILES COUNTY CHAMBER                           530.00
GILES COUNTY CLERK                          78,605.53
Global Exchange Serv                            66.21

GANTON TECHNOLOGIES, INC. (PULASKI)                           CASE NO. 04-67600
CASH DISBURSEMENTS
FEBRUARY 2005

        VENDOR                       TOTAL DISBURSEMENTS
------------------------             -------------------

HENRY E. HILDEBRAND, III                     2,360.00
HILDRETH MANUFACTURI                         2,757.04
IMCO RECYCLING                              13,933.50
INDUSTRIAL CONTRACTO                         1,295.00
INDUSTRIAL FINISHING                           828.00
INTERMET                                       471.45
INTERNATIONAL QUALITY                          621.00
J & K INDUSTRIAL SUP                           347.23
J&J/INGAS PROPANE                            1,070.00
J.M. JUDE ASSOCIATES                           226.54
Jack Warren                                    389.21
J-COM EDI SERVICES                             117.00
Jefferson Pilot Fina                         1,480.95
Jefferson Pilot Fina                           935.48
JEFFERSON SMURFIT CO                         1,856.79
Jerry Colvin                                   150.00
JM FOREST PRODUCTS,                          2,580.02
JUDY G CALLAHAN                                361.32
KELSEY ELECTRIC                                677.81
KENNAMETAL INC.                              1,043.83
KEYENCE CORP. OF AMERICA                       603.00
LAKESIDE MANUFACTURI                        33,408.43
LANDAUER                                       235.74
LEWISBURG RUBBER AND                         4,619.08
Lin Roe                                      1,250.00
LINDA TOMLIN                                    49.50
LIVINGSTON AND HAVEN                           506.03
Lowell Glossup                                  99.14
Madison Travel                               1,104.90
MAGID GLOVE/EQUITY I                           630.07
MAGNA-TECH SE.                               2,065.00
MANAR, INC.                                 10,933.52
MARTIN SUPPLY CO., INC.                      2,831.93
MCMASTER-CARR SUPPLY                         1,376.67
METAL MECHANICS                                509.92
METOKOTE                                     7,651.13
METOKOTE CORPORATION                        24,019.34
MG Electric                                    749.63
MICHIGAN MILL & ABRA                           536.39
MIGUEL MEDINA                                5,919.83
MIRSA                                       10,916.98
MSC IND. SUPPLY CO.                          1,836.71
NEIL BARNHART                                  368.83
NEWCO, INC.                                  2,395.68
NEWSOM INDUSTRIES                            4,680.00
PACKAGING FULFILLMEN                        15,286.36
PARKER SEAL COMPANY                            794.29
PAYROLL DISBURSED
(INCLUDES CORP PAYMENTS)                   424,440.07
PEREZ SERVICES INC.                          2,919.60
PHYSICIANS AND SURGE                           136.00
PIONEER METAL FINISH                         2,560.75
POSTMASTER                                     111.00
PPG INDUSTRIES                                 493.34
PRECISION MACHINERY                          3,939.70
PRINCE MACHINE CORP                            982.21
PROCLEAN SUPPLIES &                            648.90
PROGRESSIVE COMPONENTS                       3,572.07
PULASKI CITY RECORDE                        14,807.00
PULASKI ELECTRIC, WA                        95,944.34
PULASKI LUMBER COMPA                           513.51

GANTON TECHNOLOGIES, INC. (PULASKI)                          CASE NO. 04-67600
CASH DISBURSEMENTS
FEBRUARY 2005

        VENDOR                       TOTAL DISBURSEMENTS
-------------------------            -------------------
PUTNAM INVESTMENTS                          11,142.65
PYROTEK, INC.                                8,824.79
QUAD STEEL CORPORATION                         716.00
QUALITY MOLD                                 2,112.53
RANDSTAD                                    13,146.66
REC EXCAVATING                               3,000.00
REFRACTORY ENGINEERS                         1,976.83
REPUBLIC - LAGUN MACHINE                       267.25
RIMROCK                                     11,772.02
RIVER TOOL TECH, INC                           223.44
RIVERSBURG WELDING C                         4,951.54
ROBERT W. HERR                              17,949.82
ROSEMONT INDUSTRIES                          1,887.50
SAFETY-KLEEN CORPORATION                     1,313.19
Schaefer Group                                 749.32
SEI ENVIROMENTAL INC                           735.00
SELECT FOODS INC.                              229.95
SHEFFIELD MACHINE AN                         6,200.00
SHERWIN WILLIAMS                               115.01
SLOAN FLUID                                    269.50
SPARTAN WOOD PRODUCT                           580.00
SPECTRO ALLOYS CORP                        492,897.50
Sprint                                          26.95
SRI                                          4,264.71
STERICYCLE INC.                                 11.93
Steve Romick                                 1,526.32
SWIFT INDUSTRIAL POW                         1,076.13
TAYLOR CONTROL                                 813.15
TAYLOR HOBSON                                  405.50
TENN.VALLEY RECYCLING LLC                    1,016.28
Tim Doss                                        96.00
TN DEPT ENVIRONMENT &                          600.00
Transman                                    54,322.01
UNITED STATES CITIZENSHIP                      185.00
VEKTEK, INC.                                 6,941.50
VERIZON WIRELESS                               149.53
WATKINS TRUCKING, IN                            90.00
WATSON'S OFFICE SUPP                         3,220.26
WILLIAM H. DAY                               1,500.00
WILSON TOOL & DIE                            2,892.25
                                       --------------

                                       $ 1,837,413.68

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 2/28/05

PULASKI - BANK RECONCILIATION

Bank Balance                                               $        -

Actual Outstanding Checks                   225,656.37
Total PR Outstanding Checks                  35,767.47
Misc. reconiling items adjusted in March       (537.84)
                                            ----------
Total Outstanding Checks                                   260,886.00

Unadjusted GL Balance                                      260,886.00
                                                           ----------
Difference                                                 $        -
                                                           ==========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600

OUTSTANDING CHECKS (PULASKI)

  DATE       CHECK     OUTSTANDING
11/11/04     12952          770.00
11/30/04     13078        1,956.50
 1/27/05     13487          687.63
  2/8/05     13578          185.00
 2/11/05     13620          712.86
 2/11/05     13631        3,025.10
 2/16/05     13654        8,096.28
 2/16/05     13659           64.00
 2/16/05     13660           49.50
 2/16/05     13666        1,076.13
 2/17/05     13672          679.20
 2/17/05     13674           85.92
 2/17/05     13675          248.51
 2/17/05     13677          856.53
 2/17/05     13679          103.17
 2/17/05     13680        1,208.30
 2/17/05     13682          840.00
 2/17/05     13683        3,343.29
 2/17/05     13685        2,757.04
 2/17/05     13686          221.81
 2/17/05     13688           90.33
 2/17/05     13690          455.20
 2/17/05     13695        5,115.04
 2/17/05     13696          632.43
 2/17/05     13697          148.97
 2/17/05     13699        2,257.50
 2/17/05     13702        4,680.00
 2/17/05     13706        8,824.79
 2/17/05     13707          814.83
 2/17/05     13709          942.50
 2/17/05     13712        1,856.79
 2/17/05     13713          341.40
 2/17/05     13716          600.00
 2/17/05     13719          590.00
 2/17/05     13720          606.77
 2/22/05     13744          399.42
 2/22/05     13745          131.67
 2/22/05     13746          426.63
 2/22/05     13748          368.58
 2/22/05     13750        1,760.56
 2/22/05     13751        3,295.70
 2/22/05     13752        1,156.27
 2/22/05     13753        1,836.71
 2/22/05     13756       30,196.96
 2/22/05     13757           31.32
 2/24/05     13765          363.44
 2/24/05     13766        3,751.02
 2/24/05     13767          954.60
 2/24/05     13768          250.00
 2/24/05     13769        3,564.00
 2/24/05     13770          304.16
 2/24/05     13771        4,084.50
 2/24/05     13772          720.00
 2/24/05     13773        1,324.34
 2/24/05     13774          234.00
 2/24/05     13775        1,262.93
 2/24/05     13776           67.04
 2/24/05     13777          125.94
 2/24/05     13778        1,028.01
 2/24/05     13779          510.00
 2/24/05     13780           71.93
 2/24/05     13781          859.00
 2/24/05     13782        7,226.50
 2/24/05     13783          267.50
 2/24/05     13784          255.25
 2/24/05     13785        2,479.47
 2/24/05     13786          684.64
 2/24/05     13787          347.96
 2/24/05     13788        2,937.53
 2/24/05     13789           90.33
 2/24/05     13791          235.74
 2/24/05     13792           67.00
 2/24/05     13793        1,043.83
 2/24/05     13794          603.00
 2/24/05     13795          102.46
 2/24/05     13796          506.03
 2/24/05     13797        6,526.95
 2/24/05     13798        1,246.08
 2/24/05     13799          117.97
 2/24/05     13800        5,661.72
 2/24/05     13801          735.50
 2/24/05     13802          460.18
 2/24/05     13803          493.65
 2/24/05     13805        2,573.29
 2/24/05     13806          533.00
 2/24/05     13807          739.01
 2/24/05     13808          521.85
 2/24/05     13809           85.00
 2/24/05     13810          405.50
 2/24/05     13811        2,157.50
 2/24/05     13813           90.00
 2/24/05     13814          590.00
 2/24/05     13815          196.57
 2/24/05     13816          375.44
 2/24/05     13817          149.53
 2/25/05     13819          679.79
 2/25/05     13820        1,709.40
 2/25/05     13821          178.80
 2/25/05     13822          280.00
 2/25/05     13823        8,400.00
 2/25/05     13824        1,500.00
 2/25/05     13825       16,000.00
 2/25/05     13826        1,968.12
 2/25/05     13827        1,060.00
 2/25/05     13828        1,316.28
 2/25/05     13829          619.77
 2/25/05     13830          621.00
 2/25/05     13831        2,778.32
 2/25/05     13832          148.00
 2/25/05     13833           45.44
 2/25/05     13834        1,505.52
 2/25/05     13835          509.92
 2/25/05     13836           40.37
 2/25/05     13837        8,659.48
 2/25/05     13838           26.95
 2/25/05     13839          794.29
 2/25/05     13840        2,919.60
 2/25/05     13841          512.00
 2/25/05     13842          545.00
 2/25/05     13843       14,807.00
 2/25/05     13844           25.62
 2/25/05     13846        2,112.53
 2/25/05     13847          185.00
 2/25/05     13848          277.03
 2/25/05     13849          223.44
 2/25/05     13850          195.00
 2/25/05     13851           76.65
 2/25/05     13852          428.02

                       $225,656.37

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
Month Ended 2/28/2005

                                                         MONTHLY CASH STATEMENT
                                                           CASE # 04-67600
                                                        GANTON TECHNOLOGIES (RACINE)
----------------------------------------------------------------------------------------------------------------
      Account Type            Lockbox     Lockbox 673025     Deposit         AP           AP         PR (Hourly)
       Account #             5402699432     1851812055      5800062522   2770721815   2176982961     2770721823
          Bank                Stan Fed       Comerica        Lasalle      Stan Fed     Comerica       Stan Fed
--------------------------   ----------   --------------    ----------   ----------   ------------   -----------
 Beginning Bank Balance               -                -       159,676            -              -             -
 Receipts                       657,980        6,337,576       870,053            -              -             -
 Transfers IN (Corporate)             -                -             -            -      1,230,502             -
 Dip Inflow                           -                -             -            -              -             -
 Disbursements                        -                -          (341)           -              -             -
 Transfers OUT (Corporate)     (657,980)      (6,337,576)   (1,028,662)           -     (1,230,502)            -
 Dip Repayment                        -                -             -            -              -             -
                             ----------   --------------    ----------   ----------   ------------   -----------
 Ending Bank Balance                  -                -           727            -              -             -

-------------------------    ----------    -----------   -----------   ------------   ------------
      Account Type           PR (Hourly)   PR (Salary)   PR (Salary)    Health Care   Group Health
       Account #             2176983118     2770721831    2176982839    2770721849     2176982862
          Bank                Comerica       Stan Fed      Comerica      Stan Fed       Comerica        Total
-------------------------    ----------    -----------   -----------   ------------   ------------    ----------
 Beginning Bank Balance               -              -             -              -              -       159,676
 Receipts                             -              -         1,330              -              -     7,866,940
 Transfers IN (Corporate)     1,314,758              -       160,615              -         20,048     2,725,923
 Dip Inflow                           -              -             -              -              -             -
 Disbursements               (1,314,758)             -      (161,945)             -        (20,048)   (1,497,093)
 Transfers OUT (Corporate)            -              -             -              -              -    (9,254,720)
 Dip Repayment                        -              -             -              -              -             -
                             ----------    -----------   -----------   ------------   ------------    ----------
 Ending Bank Balance                  -              -             -              -              -           727

 Material Wires Paid for by Corporate                                  2,691,942
 Checks Issued                                                         1,139,631
 Payroll Disbursed (includes payroll paid by Corporate)                1,452,015
                                                                     -----------
 Total Disbursements (See Total Disbursements Reconciliation)        $ 5,283,589
                                                                     ===========
 Outstanding Checks As of January 31                                     545,999
 Voided Checks Outstanding as of January 31                                    -
 Checks Issued in February                                             1,139,631
 Check Cleared in February                                            (1,230,502)
                                                                     -----------
 Outstanding Checks as of February 28 (See Outstanding Checklist)    $   455,129
                                                                     ===========

GANTON TECHNOLOGIES, INC. (RACINE)                            CASE NO. 04-67600
CASH DISBURSEMENTS
FEBRUARY 2005

         VENDOR                                            TOTAL DISBURSEMENTS
-------------------------                                  -------------------
AA ELECTRIC                                                $              7.05
AAA ENVIRONMENTAL                                                     1,704.30
ACCOUNTEMPS                                                          12,112.91
ACCU-TEMP HEAT TREAT                                                    750.52
ACOM SOLUTIONS INC.                                                     289.78
ACURID COMMERICAL SE                                                    150.00
ADA METAL PRODUCTS                                                    3,264.00
ADT SECURITY SYSTEMS                                                    959.90
ADVANCE HYDRAULICS I                                                    144.40
ADVANCED WASTE SERVI                                                  3,908.00
ALL FASTENERS, INC.                                                     277.98
ALUMINUM RESOURCES I                                                 45,284.15
AMERICAN CITIZEN                                                        390.00
AMERICAN GENERAL FINANCE                                                178.48
AMERICAN INDUSTRIAL                                                  12,311.33
AMERICREDIT FINANCIAL                                                   400.00
AMERIGAS - FRANKSVIL                                                  1,500.00
ANNETTE M HEATHCOTE                                                   3,225.55
AUTOMATIC DATA PROCE                                                 12,783.58
BARNES INTERNATIONAL                                                  1,175.00
BELLE CITY HEATING A                                                     35.68
BENZ OIL INC                                                             73.08
BEST ENGINEERING CO.                                                  9,444.85
BOSTON MUTUAL LIFE                                                    3,430.00
BTL PALLET CORP                                                       2,037.20
BUELL AUTOMATICS INC                                                  3,750.00
C & C ENTERPRISES, I                                                  6,465.77
CAMCAR DIVISON OF TE                                                  1,244.00
CAMCAR TEXTRON                                                        4,701.69
CDW COMPUTER CENTERS INC                                                362.17
CDW SELECT INC                                                          143.72
CENTRAL TRANSPORT                                                        81.53
CHAPTER 13 TRUSTEE                                                    2,952.00
CHEMENCE INC.                                                           396.26
CHEMTOOL INCORPORATE                                                 26,576.00
CINCINNATI TEST                                                       1,705.20
CIRCUIT CITY                                                            100.00
CITI FINANCIAL                                                          260.00
CKD CORPORATION                                                         167.80
CLIFF SOPER CO. INC.                                                  1,995.20
CON-WAY TRANSPORTATION                                                1,181.69
CO-OPERATIVE CREDIT UNION                                            55,826.20
CORNER HOUSE                                                             50.00
CREATIVE FOAM CORPOR                                                  5,102.72
CURT PAPE                                                                41.13
DANA CORPORATION                                                    509,136.00
DAVIES TRIPLE VENDING                                                    31.53
DAYTON FREIGHT                                                           45.78
DENTALBLUE                                                            6,254.80
DEPARTMENT OF COMMERCE                                                   65.00
DEPT OF CORRECTIONS                                                     200.00
DIGITAL SUPPLIES                                                        482.70
DIRECT DENTAL SERVICE                                                24,334.10
DIVERSIFIED PRINTING                                                  2,681.61
DONALDSON COMPANY                                                       231.00
DURA GUARD INC                                                          300.00
EAST RACINE PET                                                       1,200.00
EASTERDAY OFFICE                                                      1,063.45
ELCO TEXTRON INC                                                     15,922.04
ENPRO INC.                                                              208.80
EUTECTIC CORPOR                                                           6.11
EXECUTIVE CONSULTING INC.                                             6,312.93
EYE CARE OF WISCONSIN INC                                               651.28
FELIZ SERVANTEZ                                                         120.00
FOREST CITY TECHNOLO                                                  4,010.12
FRANK HARRIS                                                          1,094.25
FRANKSVILLE OIL CO                                                      266.42
FRED SANDERS                                                          2,514.45
FREUDENBERG-NOK                                                      69,873.36
G.E. CAPITAL CORPORA                                                 80,423.93
G.W. SMITH & SONS, I                                                  5,665.28
GARDTEC INC.                                                             39.50

GANTON TECHNOLOGIES, INC. (RACINE)                          CASE NO. 04-67600
CASH DISBURSEMENTS
FEBRUARY 2005

                  VENDOR                                    TOTAL DISBURSEMENTS
----------------------------------------------             -------------------
GARY SAUER                                                               45.50
GENERAL INDUSTRIAL S                                                    651.07
GENESIS CONSULTANTS,                                                  3,000.00
GESSWEIN                                                                920.32
GOERTZ & SCHIELE                                                      1,178.59
GROUP ADMINISTRATORS LTD                                                280.00
GS HYSDRAULIC                                                                -
H.F.I. FLUID POWER                                                       42.00
HALLMAN LINDSAY QUAL                                                     99.75
HIGH RELIABILITY SYS                                                    534.71
HILDRETH MANUFACTURI                                                  9,790.00
IDEALEASE OF SOUTHEA                                                  1,562.56
IDRAPRINCE INCORPORA                                                    140.53
IGC TECHNOLOGIES                                                        653.00
IMCO RECYCLING                                                    1,576,400.00
IMPREX, INC.                                                         40,526.20
INDUSTRIAL ASSOCIATE                                                  1,890.00
INGERSOLL MACHINE TO                                                 30,172.16
INTEGRATED LOGISTICS                                                  4,414.53
INTERNAL REVENUE SERVICE                                                 50.00
INTERNATIONAL PRODUC                                                    695.45
JACOBSON MFG. LLC                                                     7,333.75
JEFFERSON PILOT FINANCIAL                                             1,638.35
JEFFERY STROPES                                                          50.63
JENNIFER SCHENNING                                                    2,561.31
JIM'S GARAGE DOOR SE                                                    354.00
JOE COCKING                                                              50.00
JOHN P FREDERIC                                                              -
JUNE ABITZ                                                              804.90
KAZTEX ENERGY MANAGE                                                181,485.78
KMC STAMPINGS                                                         4,360.00
KOMAR SCREW CORP.                                                     1,882.44
KRISTIANSEN ENTERPRI                                                  1,369.38
LAB SAFETY SUPPLY                                                        73.60
LASALLE NATL LEASING                                                 88,216.68
LIBRA INDUSTRIES, IN                                                  2,473.71
LIN ROE SERVICES INC                                                  1,250.00
M & I TRUST                                                          34,363.71
MACHINERY & FACTORY                                                     897.73
MARSHALL & ILSLEY TRUST                                                 406.11
MCJUNKIN CORPORATION                                                    728.83
MCMASTER-CARR SUPPLY                                                    110.12
MELISSA PATRENETS                                                        20.25
MEREDITH'S CULLIGAN                                                     165.91
MERWIN STOLTZ CO                                                     17,181.83
MIDWEST FILTER                                                          278.00
MIGUEL MEDINA                                                         3,698.17
MILWUAKEE BOILER INT'L                                                  975.00
MINIATURE PRECISION                                                  15,815.88
MISDU                                                                   260.00
MISSISSIPPI DEPT. OF                                                    104.28
MODULAR PIPING SUPPL                                                    234.60
MOLD SUPPLIES INC                                                            -
MOLTEN METAL EQUIPME                                                  5,304.14
MOTION INDUSTRIES, I                                                  3,135.23
MSC INDUSTRIAL SUPPL                                                 10,310.11
NAPA AUTOMOTIVE PART                                                     28.00
NASSCO INC.                                                           4,954.23
NATIONAL CASH ADVANCE                                                    19.13
NELSON ELECTRIC SUPP                                                    499.83
NORMAN EQUIPMENT CO.                                                     50.00
NSK CORPORATION                                                      52,606.55
OFSI                                                                    229.79
OHIO SCREW PRODUCTS                                                  37,595.78
OTIS ELEVATOR COMPANY                                                   151.02
OVERNITE TRANSPORTATION                                                 368.56
PACKERLAND RENT-A-MA                                                  1,689.84
PARKER HANNIFIN CORP                                                 26,916.39
PAYROLL DISBURSEMENTS (INCLUDES CORP PAYMENTS)                    1,452,015.20
PENSION BENEFIT GUAR                                                 13,357.00
PENSKE TRUCK LEASING                                                 11,686.32
PERFECTION SPRING &                                                     415.76

GANTON TECHNOLOGIES, INC. (RACINE)                           CASE NO. 04-67600
CASH DISBURSEMENTS
FEBRUARY 2005

          VENDOR                                           TOTAL DISBURSEMENTS
--------------------------                                 -------------------
PITNEY BOWES CREDIT CORP                                              1,181.32
POTTINGER STEEL WORK                                                     63.34
POWER/MATION DIVISIO                                                     97.00
PRAXAIR DISTRIBUTION                                                  4,222.47
PRICE ENGINEERING CO                                                  1,190.84
PURNIMA C. SWEARINGEN, DDS                                               50.00
PUTNAM INVESTMENTS-                                                   7,232.79
QSR GROUP INC.                                                       15,287.16
QUADRA                                                               49,500.00
RACINE WATER AND                                                        919.65
REFRACTORY SERVICE                                                  118,147.00
REGENCY MALL                                                            375.00
RES MANUFACTURING                                                    52,317.12
RITTER ENGINEERING C                                                         -
ROCKFORD WELDING SUP                                                  1,886.69
ROTOR CLIP COMPANY, INC.                                                329.85
RSA                                                                     136.34
SAFETY KLEEN SYSTEMS                                                  2,322.25
SAFTEY KLEEN CORPORATION                                                715.15
SBC                                                                     374.46
SMURFIT-STONE CONTAINER                                               1,224.00
SNYDER PLASTICS INC.                                                    630.30
STEVE MUTCHIE                                                            45.60
STEVE SADLON                                                             42.14
STURTEVANT WATER & S                                                    168.00
SUMITOMO ELECTRIC CA                                                  2,896.90
SUPERIOR DIE SET COR                                                    229.44
TERRI JARSTAD                                                            97.13
THE SUMMIT RESTAURANTE                                                  100.00
TOOL SERVICE CORPORA                                                    686.00
TOTAL COMFORT OF WIS                                                  4,226.86
TOWNSEND CONSULTING                                                     875.00
TOYODA MACHINERY USA                                                  4,731.60
TRELLEBORG AUTOMOTIV                                                115,920.00
TRANSMAN LOGISTICS, INC                                              20,892.56
TRUDELL TRAILERS OF                                                   1,033.69
TWIN CITY OPTICAL                                                       543.20
U.S. CELLULAR                                                         2,381.34
UAW LOCAL 627                                                        13,932.76
UAW V-CAP                                                               142.00
UGS PLM SOLUTIONS IN                                                    188.13
ULINE                                                                 2,849.80
UNITED PARCEL SERVIC                                                     60.08
UNITED ROBOTICS                                                         795.00
US DEPT OF EDUCATION                                                    723.84
USA PAYDAY LOAN                                                         259.00
VESUVIUS USA                                                            273.81
VISION CLINIC                                                           168.00
W.W. GRAINGER INC.                                                      885.71
WASTE MANAGEMENT                                                      1,265.06
WE ENERGIES                                                         143,832.75
WI SCTF                                                              30,231.44
WILLIAM KNECHT                                                          204.15
WISC. LIFTING SPECIA                                                    426.01
WISCONSIN CONTROL CORP                                                   12.52
WISCONSIN DEPT OF REVENUE                                             3,659.89
WISCONSIN EMERGENCY                                                     360.00
WISCONSIN LIFT TRUCK                                                 23,214.19
WOODLAND HILLS                                                       21,075.16
ZEE MEDICAL, INC.                                                       357.71
                                                           -------------------
                                                           $      5,283,588.66

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 2/28/05

RACINE - BANK RECONCILIATION

Bank Balance                $         -

Actual Outstanding Checks    455,129.01

Unadjusted GL Balance        455,129.01
                            -----------
Difference                  $         -
                            ===========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600

OUTSTANDING CHECKS (RACINE)

  Date        Check      Outstanding
11/16/04      40708         2,353.21
 12/6/04      40990         2,748.00
 12/8/04      41015           112.61
12/22/04      41247            24.46
12/23/04      41255         8,564.76
  1/4/05      41299           491.00
 1/11/05      41361         4,825.00
 1/13/05      41409            70.00
 1/17/05      41439           774.00
 1/24/05      41530           165.54
 1/24/05      41542            69.10
 1/24/05      41547           433.94
  2/1/05      41636           964.00
  2/2/05      41665           197.92
  2/7/05      41711            44.50
  2/8/05      41734            42.00
  2/8/05      41740         1,581.73
  2/9/05      41791           603.50
 2/14/05      41830         1,427.80
 2/14/05      41840           929.00
 2/14/05      41847         1,563.53
 2/15/05      41854         4,371.55
 2/15/05      41861         6,083.00
 2/15/05      41864         3,000.00
 2/15/05      41881           165.75
 2/15/05      41883           739.31
 2/16/05      41891            65.00
 2/16/05      41893            50.00
 2/16/05      41895           662.00
 2/16/05      41896            35.95
 2/16/05      41906         1,871.10
 2/16/05      41907         1,610.99
 2/17/05      41913           875.25
 2/21/05      41915           390.00
 2/21/05      41916           759.95
 2/21/05      41920        29,936.00
 2/21/05      41923           695.45
 2/21/05      41924           958.23
 2/21/05      41925         1,250.00
 2/21/05      41926         1,824.38
 2/21/05      41928        13,357.00
 2/21/05      41929           103.96
 2/21/05      41930         1,224.00
 2/21/05      41932           229.44
 2/21/05      41933         4,000.00
 2/21/05      41934           795.00
 2/22/05      41938         3,616.46
 2/22/05      41940         4,375.38
 2/22/05      41941         1,659.00
 2/22/05      41942           623.27
 2/22/05      41943         3,430.00
 2/22/05      41944           143.72
 2/22/05      41945           165.91
 2/22/05      41947           523.05
 2/22/05      41951            39.50
 2/22/05      41955           718.35
 2/22/05      41956           920.00
 2/22/05      41957            85.37
 2/22/05      41958        50,989.53
 2/22/05      41960         4,239.03
 2/22/05      41962           229.79
 2/22/05      41964         5,830.41
 2/22/05      41965           207.88
 2/22/05      41966            14.30
 2/22/05      41967            28.95
 2/22/05      41968         1,641.77
 2/22/05      41970         1,033.69
 2/22/05      41971           120.00
 2/22/05      41972         1,034.47
 2/22/05      41973         2,469.70
 2/22/05      41976            12.52
 2/22/05      41977           360.00
 2/22/05      41979           357.71
 2/22/05      41980             9.03
 2/22/05      41981           715.15
 2/23/05      41983         4,806.14
 2/23/05      41984           188.13
 2/23/05      41985         1,178.59
 2/23/05      41986         1,301.17
 2/23/05      41987            85.59
 2/23/05      41988             9.93
 2/23/05      41989         2,381.34
 2/23/05      41990           310.70
 2/23/05      41993            44.62
 2/23/05      41994           100.00
 2/23/05      41995            65.00
 2/23/05      41997            50.00
 2/23/05      41998            65.00
 2/23/05      41999           766.00
 2/23/05      42000            59.93
 2/23/05      42001         7,232.79
 2/23/05      42002         8,422.73
 2/23/05      42003            26.07
 2/23/05      42005            20.00
 2/23/05      42006        13,932.76
 2/23/05      42008           111.27
 2/23/05      42009            83.01
 2/23/05      42010           191.16
 2/24/05      42012           774.00
 2/24/05      42014            81.53
 2/24/05      42015           289.78
 2/24/05      42016         1,758.24
 2/24/05      42017           198.55
 2/24/05      42018           731.60
 2/24/05      42019            31.53
 2/24/05      42021           643.35
 2/25/05      42025        78,265.00
 2/28/05      42027         1,632.00
 2/28/05      42028           158.92
 2/28/05      42029            48.40
 2/28/05      42030            45.78
 2/28/05      42031            87.03
 2/28/05      42032        28,087.93
 2/28/05      42033           218.99
 2/28/05      42034           350.00
 2/28/05      42035           941.22
 2/28/05      42036       103,220.78
 2/28/05      42037            27.00
 2/28/05      42038         5,304.14
 2/28/05      42039           207.88
 2/28/05      42040           590.00
 2/28/05      42041           168.00
 2/28/05      42042           729.03
 2/28/05      42043           473.55
                         -----------
                         $455,129.01

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: GANTON TECHNOLOGIES, INC.     Capacity:           ___          Shareholder
      Case Number:  04-67600                  ___       Officer
                                              ___       Director
                                              ___       Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly              or           Monthly

                                    ______                           ________

CURRENT BENEFITS PAID:              Weekly              or           Monthly

              Health Insurance      ______                           ________

              Life Insurance        ______                           ________

              Retirement            ______                           ________

              Company Vehicle       ______                           ________

              Entertainment         ______                           ________

              Travel                ______                           ________

              Other Benefits        ______                           ________

              Total Benefits        ______                           ________

CURRENT OTHER BENEFITS PAID:        Weekly              or           Monthly

              Rent Paid             ______                           ________

              Loans                 ______                           ________

              Other (Describe)      ______                           ________

              Other (Describe)      ______                           ________

              Other (Describe)      ______                           ________

              Total Other Payments  ______                           ________

CURRENT TOTAL OF ALL PAYMENTS:      Weekly              or           Monthly

                                    ______                           $      0

Dated: MARCH 28, 2005               ________________________________________
                                    PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Ganton Technologies
                                                           Case Number: 04-67600

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE         CARRIER         POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                           )
INTERMET CORPORATION, ET AL      )      CASE NO: 04-67601
                                 )      Chapter 11
                                 )      Judge: Marci B. McIvor
INTERMET HOLDING COMPANY.        )
                    Debtor       )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]         Operating Statement                      (Form 2)

      [X]         Balance Sheet                            (Form 3)

      [X]         Summary of Operations                    (Form 4)

      [X]         Monthly Cash Statement                   (Form 5)

      [X]         Statement of Compensation                (Form 6)

      [X]         Schedule of In-Force Insurance           (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                         YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases curent.
(If not, attach written explanation)

                                                         YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                         YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                         YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                         YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: MARCH 28, 2005                     /s/ Robert E. Belts
                                          -------------------
                                          Debtor In Possession

                                          Chief Financial Officer  (24) 952-2500
                                          -----------------------  -------------
                                          Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 2-28-05
($000's)

                                                CASE # 04-67601
                                                   INTERMET
                                                  HOLDING CO.
                                        -----------------------------------
                                        Current Month    Total Since Filing
                                        -------------    ------------------
 Net Sales                              $           0    $                0

Cost of Goods Sold
Materials and Freight                               -                     -
Wages - Hourly                                      -                     -
Wages-Salary                                        -                     -
Employee Benefits and Pension                       -                     -
 Repairs & Maintenance                              -                     -
Supplies                                            -                     -
Utilities                                           -                     -
Purchased Components/Services                       -                     -
Income(loss) from Pattern Sales                     -                     -
 Fixed Asset - (gain/loss)                          -                     -
 MIS Expense                                        -                     -
 Travel & Entertainment                             -                     -
 Other Variable Costs                               -                     -
 Depreciation & Amortization                        -                     -
 Other Allocated Fixed Costs                        -                     -
 Other Fixed Costs                                  -                     -
                                        -------------    ------------------
Cost of Goods Sold                                  -                     -

Gross Profit                                        -                     -

Plant SG&A Expense                                  -                     -
SG&A Expense - Allocation (Sched 1)                 -                     -
 Other Operating Expenses                           -                     -
                                        -------------    ------------------
 Total Operating Expenses                           -                     -

 Operating Profit                                   -                     -

 Outside Interest Income                            -                     -
 Outside Interest (Expense)                         -                     -
 Intercompany Interest Income                       -                     -
 Intercompany Interest (Expense)                    -                     -
 Charges (From) Affiliates                          -                     -
 Charges To Affiliates                              -                     -
Income/Loss From European Operations                -                     -
 Other Income/(Expense)                             -                     -
                                        -------------    ------------------

 Total Non-Operating Expenses                       -                     -

 Income Before Income Taxes                         -                     -

 Income Tax Expense                                 -                     -

                                        -------------    ------------------

 Net Income                             $           0    $                0
                                        =============    ==================

*Note: Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries. For January, $395,000 of Intercompany interest was eliminated through foreign operations and therefore not included in this statement.

           Current Month                             Total Since Filing
              ($393)                                     ($1,943)

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   February
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                             February
                                             --------
Officer Compensation                         $    189
Salary Expense other Employees                  1,075
Employee Benefits and Pension                      92
Payroll Taxes                                      67
Other Taxes                                        (2)
Rent and Lease Expense                            184
Interest Expense
Insurance                                          36
Automobile and Truck Expense                       12
Utilities(Gas Electric,Phone)                      33
Depreciation                                       73
Travel and Entertainment                           55
Repairs and Maintenance                            (3)
Advertising/Promotion                               0
Supplies, Office Expense                           33

OTHER:
Contributions                                       0
Professional Fees - Audit/Tax                     269
Bank Fees                                          11
Public Reporting Fees                              16
Employee Relocation/Training                       24
Data Processing                                    31
Dues and Subscriptions                             20
Outside Services                                  111
Project Development Costs net of Billings         (56)
Director Fees                                      25
Miscellaneous                                      33
Legal Fees                                         29
Cost Allocation - Europe                          (78)
Cost Allocation - Out                            (219)
                                             --------
                                             $  2,060
                                             ========

Note: In 2005, Professional fees related to the bankruptcy restructuring have been reclassified to non-operating expense (Other Income/expense). In February, the expense was $2,800,000.

Allocation:
Wagner Castings                  191
Northern Castings                 49
Ironton Iron                       0
Lynchburg Foundry                193
Columbus Foundry                 313
Wagner Havana                      0
Intermet U.S. Holdings           259
Cast-Matic Corp.                  82
Diversified Diemakers            257
Ganton Technologies              168
Tool Products                    137
Corporate                        411
                           ---------
Total                      $   2,060
                           =========

INTERMET CORP. AND SUBSIDIARIES
BALANCE SHEET AS of 2-28-05

                                                 CASE # 04-67601
                                                 ---------------
                                                    INTERMET
                                                   HOLDING CO.
                                                 ---------------
Cash And Equivalents
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                           0
                                                 ---------------
   TOTAL CURRENT ASSETS                                        0

Land and Buildings                                             0
 Machinery & Equipment                                         0
 Construction In Progress                                      0
                                                 ---------------
 Total Fixed Assets                                            0
 Accumulated Depreciation                                      0
                                                 ---------------
    NET FIXED ASSETS                                           0

 Investment In Subsidiaries                               90,292
Investment In European Operations                              0
 Long-Term Intercompany Receivables                        8,246
 Deferred Taxes, Long-Term Asset
 Other Assets                                                  0
                                                 ---------------

    TOTAL ASSETS                                 $        98,538
                                                 ===============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                 $             0
Wages and Salaries  (See schedule)                             0
Taxes Payable - (See schedule)                                 0
                                                 ---------------
  TOTAL POST PETITION LIABILITIES                              0

SECURED LIABILITIES:
SECURED BANK DEBT                                              0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                          0
 Accrued Tax - State                                           0
 Accrued Property Taxes                                        0
 Accrued Workers Comp.                                         0
 Accrued Payroll                                               0
Accrued Payroll Taxes                                          0
                                                 ---------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                     0

UNSECURED LIABILITIES
Accounts Payable                                               0
Senior  & IDR Bonds                                            0
                                                 ---------------
TOTAL UNSECURED LIABILITIES                                    0

OTHER LIABILITIES
Accrued Liabilities                                            0
Short-Term Intercompany Payables                               0
Capital Leases                                                 0
 Retirement Benefits                                           0
 Deferred Taxes - Long-Term Liability                          0
 Other Long-Term Liabilities                                   0
 Long-Term Intercompany Payables                         150,985
 Minority Interest                                             0
                                                 ---------------
 TOTAL LIABILITIES                                       150,985

 Common Stock                                                  1
 Capital In Excess Of Par Value                                1
Retained Earnings - Prepetition                          (18,705)
Retained Earnings - Post Petition                         (1,943)
Equity In European Operations
 Accumulated Translation Adjustment                      (31,801)
 Minimum Pension Liability Adjustment                          0
 Unearned Restricted Stock                                     0
                                                 ---------------
TOTAL SHAREHOLDER EQUITY                                 (52,447)
                                                 ---------------

 TOTAL LIABILITIES AND EQUITY                    $        98,538
                                                 ===============

Note: Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries.

PERIOD ENDED: 2-28-05      INTERMET HOLDING COMPANY           CASE #04-67601

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                 Balance
                                        as of      Accrued /    Payments /      as of
                                      1/31/2005    Withheld      Deposits     2/28/2005
                                      ---------    ---------    ----------    ---------
Income tax withheld: Federal          $       0    $       0    $        0    $       0
Income tax withheld: State            $       0    $       0    $        0    $       0
Income tax withheld: Local            $       0    $       0    $        0    $       0
FICA Withheld                         $       0    $       0    $        0    $       0
Employers FICA                        $       0    $       0    $        0    $       0
Unemployment Tax: Federal             $       0    $       0    $        0    $       0
Unemployment Tax: State               $       0    $       0    $        0    $       0
All Other Payroll W/H                 $       0    $       0    $        0    $       0
                                      $       0    $       0    $        0    $       0
State Taxes: Inc./Sales/Use/Excise    $       0    $       0    $        0    $       0
Property Taxes                        $       0    $       0    $        0    $       0
                                      $       0
Workers Compensation                          0            0             0            0
                                      ---------    ---------    ----------    ---------

Total                                 $       0    $       0    $        0    $       0

Wages and Salaries                            0            0             0            0
                                      ---------    ---------    ----------    ---------

Grand Total                           $       0    $       0    $        0    $       0
                                      =========    =========    ==========    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)    0-30 Days    30-60 Days    Over 60 Days
Accounts Payable                $       0    $        0    $          0
Accounts Receivable             $       0    $        0    $          0

                             MONTHLY CASH STATEMENT

                        Period Ending: FEBRUARY 28, 2005

                                                        INTERMET HOLDING COMPANY
                                                          Case Number:  04-67601

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                  General  Payroll  Tax    Cash Coll.  Petty Cash
                                   Acct.    Acct.   Acct.    Acct.       Acct.

A.  Beginning Balance              _____    _____   _____    _____       _____

B.  Receipts                       _____    _____   _____    _____       _____
      (Attach separate schedule)

C.  Balance Available              _____    _____   _____    _____       _____
      (A+B)

D.  Less Disbursements             _____    _____   _____    _____       _____
      (Attach separate schedule)

E.  Ending Balance                N/A - COMPANY HAS NO BANK ACCOUNTS
         (C-D)

   (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:
      1.    Depository Name & Location _____________________________

      2.    Account Number             _____________________________

Payroll Account:
      1.    Depository Name & Location _____________________________

      2.    Account Number             _____________________________

Tax Account:
      1.    Depository Name & Location _____________________________

      2.    Account Number             _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

____________________________________________________________________

____________________________________________________________________

Date:  MARCH 28, 2005                    ___________________________
                                         Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    INTERMET HOLDING COMPANY    Capacity:    ___    Shareholder
         Case Number:  04-67601                   ___    Officer
                                                  ___    Director
                                                  ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly    or   Monthly

                                            _______        _______

CURRENT BENEFITS PAID:                      Weekly    or   Monthly

                     Health Insurance       _______        _______

                     Life Insurance         _______        _______

                     Retirement             _______        _______

                     Company Vehicle        _______        _______

                     Entertainment          _______        _______

                     Travel                 _______        _______

                     Other Benefits         _______        _______

                     Total Benefits         _______        _______

CURRENT OTHER BENEFITS PAID:                Weekly    or   Monthly

                     Rent Paid              _______        _______

                     Loans                  _______        _______

                     Other (Describe)       _______        _______

                     Other (Describe)       _______        _______

                     Other (Describe)       _______        _______

                     Total Other Payments   _______        _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly    or   Monthly

                                            _______        $     0

Dated: MARCH 28, 2005                   ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                        Intermet Holding Company
                                                           Case Number: 04-67601

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE          CARRIER           POLICY PERIOD
--------------          -------           -------------
Property                Lloyds            11/1/04-11/1/05
Boiler/Machine          Hartford          11/1/04-11/1/05
Cargo                   Fireman's Fund    11/1/04-11/1/05
Truck Cargo             Fireman's Fund    11/1/04-11/1/05

Aviation                USAIG             11/1/04-11/1/05

Fiduciary               St. Paul          11/1/04-11/1/05

Primary D&O             St. Paul          11/1/04-11/1/05
Excess D&O              Chubb             11/1/04-11/1/05
Excess D&O              Platte River      11/1/04-11/1/05

Crime                   AIG               12/1/04-12/1/05

General Liability       ACE               12/22/04-12/22/05
Umbrella                National Union    12/22/04-12/22/05

Workers' Comp           ACE               12/22/04-6/22/05
Excess Workers' Comp    ACE               12/22/04-12/22/05

Auto                    ACE               12/22/04-12/22/05

Foreign (DIC)           ACE               12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                                )
INTERMET CORPORATION, ET AL           )    CASE NO: 04-67604
                                      )    Chapter 11
                                      )    Judge: Marci B. McIvor
INTERMET ILLINOIS, INC.               )
                         Debtor       )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement                      (Form 2)

       X    Balance Sheet                            (Form 3)

       X    Summary of Operations                    (Form 4)

       X    Monthly Cash Statement                   (Form 5)

       X    Statement of Compensation                (Form 6)

       X    Schedule of In-Force Insurance           (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                     YES [X]      NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                     YES [X]      NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                     YES [X]      NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                     YES [X]      NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                     YES [X]      NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: MARCH 28, 2005        /s/ Robert E. Belts
                             --------------------------------------------
                             Debtor In Possession

                             Chief Financial Officer      (248) 952-2500
                             -----------------------      ---------------
                             Title                        Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 2-28-05
($000's)

                                                         CASE # 04-67604
                                                             INTERMET
                                                             ILLINOIS
                                                  ----------------------------------
                                                  Current Month   Total Since Filing
                                                  -------------   ------------------
Net Sales                                            $      0          $       0

Cost of Goods Sold
Materials and Freight                                       -                  -
Wages - Hourly                                              -                  -
Wages-Salary                                                -                  -
Employee Benefits and Pension                               -                  -
Repairs & Maintenance                                       -                  -
Supplies                                                    -                  -
Utilities                                                   -                  -
Purchased Components/Services                               -                  -
Income(loss) from Pattern Sales                             -                  -
Fixed Asset - (gain/loss)                                   -                  -
MIS Expense                                                 -                  -
Travel & Entertainment                                      -                  -
Other Variable Costs                                        -                  -
Depreciation & Amortization                                 -                  -
Other Allocated Fixed Costs                                 -                  -
Other Fixed Costs                                           -                  -
                                                     --------          ---------
Cost of Goods Sold                                          -                  -

Gross Profit                                                -                  -

Plant SG&A Expense                                          -                  -
SG&A Expense - Allocation (Sched 1)                         -                  -
Other Operating Expenses                                    -                  -
                                                     --------          ---------
Total Operating Expenses                                    -                  -

Operating Profit                                            -                  -

Outside Interest Income                                     -                  -
Outside Interest (Expense)                                  -                  -
Intercompany Interest Income                                -                  -
Intercompany Interest (Expense)                             -                  -
Charges (From) Affiliates                                   -                  -
Charges To Affiliates                                       -                  -
Income/Loss From European Operations                        -                  -
Other Income/(Expense)                                      -                  -
                                                     --------          ---------
Total Non-Operating Expenses                                -                  -

Income Before Income Taxes                                  -                  -

Income Tax Expense                                          -                  -
                                                     --------          ---------
Net Income                                           $      0          $       0
                                                     ========          =========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   February
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                February
                                                                --------
Officer Compensation                                            $    189
Salary Expense other Employees                                     1,075
Employee Benefits and Pension                                         92
Payroll Taxes                                                         67
Other Taxes                                                           (2)
Rent and Lease Expense                                               184
Interest Expense
Insurance                                                             36
Automobile and Truck Expense                                          12
Utilities(Gas Electric,Phone)                                         33
Depreciation                                                          73
Travel and Entertainment                                              55
Repairs and Maintenance                                               (3)
Advertising/Promotion                                                  0
Supplies, Office Expense                                              33

OTHER:
Contributions                                                          0
Professional Fees - Audit/Tax                                        269
Bank Fees                                                             11
Public Reporting Fees                                                 16
Employee Relocation/Training                                          24
Data Processing                                                       31
Dues and Subscriptions                                                20
Outside Services                                                     111
Project Development Costs net of Billings                            (56)
Director Fees                                                         25
Miscellaneous                                                         33
Legal Fees                                                            29
Cost Allocation - Europe                                             (78)
Cost Allocation - Out                                               (219)
                                                                --------
                                                                $  2,060
                                                                ========

Note: In 2005, Professional fees related to the bankruptcy restructuring have been reclassified to non-operating expense (Other Income/expense). In February, the expense was $2,800,000.

Allocation:

Wagner Castings                                 191
Northern Castings                                49
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          259
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       411
                                             ------
Total                                        $2,060
                                             ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 2-28-05

                                                  CASE # 04-67604
                                                  ---------------
                                                      INTERMET
                                                      ILLINOIS
                                                  ---------------
Cash And Equivalents
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                         0
                                                     ---------
   TOTAL CURRENT ASSETS                                      0

Land and Buildings                                           0
 Machinery & Equipment                                     163
 Construction In Progress                                 (163)
                                                     ---------
 Total Fixed Assets                                          0
 Accumulated Depreciation                                    0
                                                     ---------
    NET FIXED ASSETS                                         0

 Investment In Subsidiaries                                  0
Investment In European Operations                            0
 Long-Term Intercompany Receivables                          0
 Deferred Taxes, Long-Term Asset
 Other Assets                                                0
                                                     ---------

    TOTAL ASSETS                                     $       0
                                                     =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable
Wages and Salaries  (See schedule)
Taxes Payable - (See schedule)
                                                     ---------
  TOTAL POST PETITION LIABILITIES                            0

SECURED LIABILITIES:
SECURED BANK DEBT                                            0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                        0
 Accrued Tax - State                                         0
 Accrued Property Taxes                                      0
 Accrued Workers Comp.                                       0
 Accrued Payroll                                             0
Accrued Payroll Taxes                                        0
                                                     ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                   0

UNSECURED LIABILITIES
Accounts Payable                                             0
Senior  & IDR Bonds                                          0
                                                     ---------
TOTAL UNSECURED LIABILITIES                                  0

OTHER LIABILITIES
Accrued Liabilities                                          0
Short-Term Intercompany Payables                             0
Capital Leases                                               0
 Retirement Benefits
 Deferred Taxes - Long-Term Liability
 Other Long-Term Liabilities
 Long-Term Intercompany Payables                           100
 Minority Interest
                                                     ---------
 TOTAL LIABILITIES                                         100

 Common Stock                                                0
 Capital In Excess Of Par Value                              0
Retained Earnings - Prepetition                           (100)
Retained Earnings - Post Petition                            0
Equity In European Operations
 Accumulated Translation Adjustment                          0
 Minimum Pension Liability Adjustment
 Unearned Restricted Stock
                                                     ---------
TOTAL SHAREHOLDER EQUITY                                  (100)
                                                     ---------

TOTAL LIABILITIES AND EQUITY                         $       0
                                                     =========

PERIOD ENDED: 2-28-05             INTERMET ILLINOIS              CASE #04-67604

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                            Balance                                                 Balance
                                             as of             Accrued /        Payments /           as of
                                            1/31/2005           Withheld          Deposits         2/28/2005
                                           -----------------------------------------------------------------
Income tax withheld: Federal                $       0          $       0        $        0        $        0
Income tax withheld: State                  $       0          $       0        $        0        $        0
Income tax withheld: Local                  $       0          $       0        $        0        $        0
FICA Withheld                               $       0          $       0        $        0        $        0
Employers FICA                              $       0          $       0        $        0        $        0
Unemployment Tax: Federal                   $       0          $       0        $        0        $        0
Unemployment Tax: State                     $       0          $       0        $        0        $        0
All Other Payroll W/H                       $       0          $       0        $        0        $        0
                                            $       0          $       0        $        0        $        0
State Taxes: Inc./Sales/Use/Excise          $       0          $       0        $        0        $        0
Property Taxes                              $       0          $       0        $        0        $        0
                                            $       0
Workers Compensation                                0                  0                 0                 0
                                            ---------          ---------        ----------        ----------

Total                                       $       0          $       0        $        0        $        0

Wages and Salaries                                  0                  0                 0                 0
                                            ---------          ---------        ----------        ----------

Grand Total                                 $       0          $       0        $        0        $        0
                                            ---------          ---------        ----------        ----------

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)        0-30 Days      30-60 Days     Over 60 Days
Accounts Payable                    $       0      $        0     $          0
Accounts Receivable                 $       0      $        0     $          0

                             MONTHLY CASH STATEMENT

                        Period Ending: FEBRUARY 28, 2005

                                                         INTERMET ILLINOIS, INC.
                                                         Case Number: 04-67604

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                            General         Payroll         Tax           Cash Coll.     Petty Cash
                                            Acct.           Acct.           Acct.         Acct.          Acct.
A.  Beginning Balance                       _____           _____           _____         _____          _____

B.  Receipts                                _____           _____           _____         _____          _____
      (Attach separate schedule)

C.  Balance Available                       _____           _____           _____         _____          _____
      (A+B)

D.  Less Disbursements                      _____           _____           _____         _____          _____
      (Attach separate schedule)

E.  Ending Balance                                          N/A - COMPANY HAS NO BANK ACCOUNT
      (C-D)

    (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:
       1.     Depository Name & Location   _____________________________

       2.     Account Number               _____________________________

Payroll Account:
       1.     Depository Name & Location   _____________________________

       2.     Account Number               _____________________________

Tax Account:
       1.     Depository Name & Location   _____________________________

       2.     Account Number               _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_________________________________________________________________________

_________________________________________________________________________

Date: MARCH 28, 2005                       ______________________________
                                           Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET ILLINOIS, INC.     Capacity:     ___    Shareholder
      Case Number: 04-67604                     ___    Officer
                                                ___    Director
                                                ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:            Weekly         or        Monthly

                                      ______                   _______

CURRENT BENEFITS PAID:                Weekly         or        Monthly

             Health Insurance         ______                   _______

             Life Insurance           ______                   _______

             Retirement               ______                   _______

             Company Vehicle          ______                   _______

             Entertainment            ______                   _______

             Travel                   ______                   _______

             Other Benefits           ______                   _______

             Total Benefits           ______                   _______

CURRENT OTHER BENEFITS PAID:          Weekly         or        Monthly

             Rent Paid                ______                   _______

             Loans                    ______                   _______

             Other (Describe)         ______                   _______

             Other (Describe)         ______                   _______

             Other (Describe)         ______                   _______

             Total Other Payments     ______                   _______

CURRENT TOTAL OF ALL PAYMENTS:        Weekly         or        Monthly

                                      ______                   $     0

Dated: MARCH 28, 2005                 __________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Intermet Illinois, Inc.
                                                          Case Number: 04-67604

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                        CARRIER                  POLICY PERIOD
--------------                        -------                  -------------
Property                              Lloyds                   11/1/04-11/1/05
Boiler/Machine                        Hartford                 11/1/04-11/1/05
Cargo                                 Fireman's Fund           11/1/04-11/1/05
Truck Cargo                           Fireman's Fund           11/1/04-11/1/05

Aviation                              USAIG                    11/1/04-11/1/05

Fiduciary                             St. Paul                 11/1/04-11/1/05

Primary D&O                           St. Paul                 11/1/04-11/1/05
Excess D&O                            Chubb                    11/1/04-11/1/05
Excess D&O                            Platte River             11/1/04-11/1/05

Crime                                 AIG                      12/1/04-12/1/05

General Liability                     ACE                      12/22/04-12/22/05
Umbrella                              National Union           12/22/04-12/22/05

Workers' Comp                         ACE                      12/22/04-6/22/05
Excess Workers' Comp                  ACE                      12/22/04-12/22/05

Auto                                  ACE                      12/22/04-12/22/05

Foreign (DIC)                         ACE                      12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                                  )
INTERMET CORPORATION, ET AL             )     CASE NO: 04-67607
                                        )     Chapter 11
                                        )     Judge: Marci B. McIvor
INTERMET INTERNATIONAL, INC.            )
                           Debtor       )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X        Operating Statement                         (Form 2)

         X        Balance Sheet                               (Form 3)

         X        Summary of Operations                       (Form 4)

         X        Monthly Cash Statement                      (Form 5)

         X        Statement of Compensation                   (Form 6)

         X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                             YES [X]          NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                             YES [X]          NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                             YES [X]          NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                             YES [X]          NO [ ]

6. Have you filed  your  pre-petition  tax  returns.
(If not, attach a written explanation)

                                             YES [X]         NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:  MARCH 28, 2005                 /s/ Robert E. Belts
                                       --------------------
                                       Debtor In Possession

                                       Chief Financial Officer    (248) 952-2500
                                       -----------------------    --------------
                                       Title                      Phone

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

IN RE: INTERMET INTERNATIONAL, INC.                           CASE NO. 04-67607

      All activity for Intermet International, Inc. is reported in the consolidated Columbus Foundry operating report (Case #04-67609).

                             MONTHLY CASH STATEMENT

                        Period Ending: FEBRUARY 28, 2005

                                                   INTERMET INTERNATIONAL, INC.
                                                   Case Number: 04-67607

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                    General          Payroll            Tax             Cash Coll.        Petty Cash
                                     Acct.            Acct.            Acct.              Acct.             Acct.
A.  Beginning Balance               _____            _____             _____            _____             _____

B.  Receipts                        _____            _____             _____            _____             _____
    (Attach separate schedule)

C.  Balance Available               _____            _____             _____            _____             _____
    (A+B)

D.  Less Disbursements              _____            _____             _____            _____             _____
    (Attach separate schedule)

E.  Ending Balance              ALL ACTIVITY FOR INTERMET INTERNATIONAL, INC. IS REPORTED IN THE
         (C-D)                  CONSOLIDATED COLUMBUS FOUNDRY OPERATING REPORT (CASE #04-67609).

              (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK
                         STATEMENTS FROM EACH ACCOUNT)

General Account:
         1.       Depository Name & Location   _____________________________

         2.       Account Number               _____________________________

Payroll Account:
         1.       Depository Name & Location   _____________________________

         2.       Account Number               _____________________________

Tax Account:
         1.       Depository Name & Location   _____________________________

         2.       Account Number               _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

____________________________________________________________________________

____________________________________________________________________________

Date:  MARCH 28, 2005                          _____________________________
                                               Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET INTERNATIONAL, INC.         Capacity:     ___        Shareholder
      Case Number: 04-67607                        ___   Officer
                                                   ___   Director
                                                   ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly     or      Monthly

                                    _______            _______

CURRENT BENEFITS PAID:              Weekly     or      Monthly

           Health Insurance         _______            _______

           Life Insurance           _______            _______

           Retirement               _______            _______

           Company Vehicle          _______            _______

           Entertainment            _______            _______

           Travel                   _______            _______

           Other Benefits           _______            _______

           Total Benefits           _______            _______

CURRENT OTHER BENEFITS PAID:        Weekly     or      Monthly

           Rent Paid                _______            _______

           Loans                    _______            _______

           Other (Describe)         _______            _______

           Other (Describe)         _______            _______

           Other (Describe)         _______            _______

           Total Other Payments     _______            _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly     or      Monthly

                                    _______              $0

Dated: MARCH 28, 2005               ____________________________________________
                                    PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                    Intermet International, Inc.
                                                           Case Number: 04-67607

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE        CARRIER                     POLICY PERIOD
--------------        --------                    -------------
Property              Lloyds                      11/1/04-11/1/05
Boiler/Machine        Hartford                    11/1/04-11/1/05
Cargo                 Fireman's Fund              11/1/04-11/1/05
Truck Cargo           Fireman's Fund              11/1/04-11/1/05

Aviation              USAIG                       11/1/04-11/1/05

Fiduciary             St. Paul                    11/1/04-11/1/05

Primary D&O           St. Paul                    11/1/04-11/1/05
Excess D&O            Chubb                       11/1/04-11/1/05
Excess D&O            Platte River                11/1/04-11/1/05

Crime                 AIG                         12/1/04-12/1/05

General Liability     ACE                         12/22/04-12/22/05
Umbrella              National Union              12/22/04-12/22/05

Workers' Comp         ACE                         12/22/04-6/22/05
Excess Workers' Comp  ACE                         12/22/04-12/22/05

Auto                  ACE                         12/22/04-12/22/05

Foreign (DIC)         ACE                         12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                               )
INTERMET CORPORATION, ET AL          )   CASE NO: 04-67598
                                     )   Chapter 11
                                     )   Judge: Marci B. McIvor
INTERMET U.S. HOLDING, INC.          )
              Debtor                 )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X  Operating Statement                      (Form 2)

      X  Balance Sheet                            (Form 3)

      X  Summary of Operations                    (Form 4)

      X  Monthly Cash Statement                   (Form 5)

      X  Statement of Compensation                (Form 6)

      X  Schedule of In-Force Insurance           (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES [X]     NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES [X]     NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES [X]     NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES [X]     NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES [X]     NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: MARCH 28, 2005                 /s/ Robert E. Belts
                                      ------------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer  (248) 952-2500
                                      -----------------------  --------------
                                      Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 2-28-05
($000's)

                                                    CASE #04-67598
                                                    INTERMET U.S.
                                                       HOLDING
                                        ------------------------------------------
                                        Current Month           Total Since Filing
                                        -------------           ------------------
Net Sales                                $   5,550               $     31,004

Cost of Goods Sold
Materials and Freight                        2,012                     10,802
Wages - Hourly                                 776                      4,713
Wages-Salary                                   371                      1,947
Employee Benefits and Pension                  415                      2,350
 Repairs & Maintenance                         365                      1,676
Supplies                                       425                      2,302
Utilities                                      502                      2,860
Purchased Components/Services                  196                      1,524
Income(loss) from Pattern Sales                 10                        761
 Fixed Asset - (gain/loss)                     478                        395
 MIS Expense                                    47                        277
 Travel & Entertainment                          4                         20
 Other Variable Costs                          136                        818
 Depreciation & Amortization                   492                      2,826
 Other Allocated Fixed Costs                    (1)                         -
 Other Fixed Costs                             185                        877
                                        ----------              -------------
Cost of Goods Sold                           6,413                     34,148

Gross Profit                                  (863)                    (3,144)

Plant SG&A Expense                               -                          1
SG&A Expense - Allocation (Sched 1)            259                      1,240
 Other Operating Expenses                       33                        445
                                        ----------              -------------
 Total Operating Expenses                      292                      1,686

 Operating Profit                           (1,155)                    (4,830)

 Outside Interest Income                         -                          -
 Outside Interest (Expense)                      -                          -
 Intercompany Interest Income                    -                          -
 Intercompany Interest (Expense)              (135)                      (473)
 Charges (From) Affiliates                       -                          -
 Charges To Affiliates                           -                          -
Income/Loss From European Operations             -                          -
 Other Income/(Expense)                          -                         15
                                        -----------             --------------
 Total Non-Operating Expenses                 (135)                      (458)

 Income Before Income Taxes                 (1,290)                    (5,288)

 Income Tax Expense                              -                         (1)
                                        ----------              -------------
 Net Income                             ($   1,290)             ($      5,287)
                                        ==========              =============

Intermet Corp and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                  February
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                             February
                                             --------
Officer Compensation                          $   189
Salary Expense other Employees                  1,075
Employee Benefits and Pension                      92
Payroll Taxes                                      67
Other Taxes                                        (2)
Rent and Lease Expense                            184
Interest Expense
Insurance                                          36
Automobile and Truck Expense                       12
Utilities(Gas Electric,Phone)                      33
Depreciation                                       73
Travel and Entertainment                           55
Repairs and Maintenance                            (3)
Advertising/Promotion                               0
Supplies, Office Expense                           33

OTHER:
Contributions                                       0
Professional Fees - Audit/Tax                     269
Bank Fees                                          11
Public Reporting Fees                              16
Employee Relocation/Training                       24
Data Processing                                    31
Dues and Subscriptions                             20
Outside Services                                  111
Project Development Costs net of Billings         (56)
Director Fees                                      25
Miscellaneous                                      33
Legal Fees                                         29
Cost Allocation - Europe                          (78)
Cost Allocation - Out                            (219)
                                              -------
                                              $ 2,060
                                              =======

Note: In 2005, Professional fees related to the bankruptcy restructuring have been reclassified to non-operating expense (Other Income/expense). In February, the expense was $2,800,000.

Allocation:
Wagner Castings               191
Northern Castings              49
Ironton Iron                    0
Lynchburg Foundry             193
Columbus Foundry              313
Wagner Havana                   0
Intermet U.S. Holdings        259
Cast-Matic Corp.               82
Diversified Diemakers         257
Ganton Technologies           168
Tool Products                 137
Corporate                     411
                           ------
Total                      $2,060
                           ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 2-28-05

                                            CASE #04-67598
                                            --------------
                                             INTERMET U.S.
                                               HOLDING
                                            --------------
Cash And Equivalents                           $      1
Accounts Receivable                               7,535
Short-Term Intercompany Receivables                 781
Inventories                                       6,741
Other Current Assets                                 (6)
                                               --------
   TOTAL CURRENT ASSETS                          15,052

Land and Buildings                               30,171
 Machinery & Equipment                           64,275
 Construction In Progress                             0
                                               --------
 Total Fixed Assets                              94,446
 Accumulated Depreciation                       (52,366)
                                               --------
    NET FIXED ASSETS                             42,080

 Investment In Subsidiaries                           0
Investment In European Operations                     0
 Long-Term Intercompany Receivables                   0
 Deferred Taxes, Long-Term Asset                      0
 Other Assets                                     1,338
                                               --------
    TOTAL ASSETS                               $ 58,470
                                               ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                               $    519
Wages and Salaries  (See schedule)                  512
Taxes Payable - (See schedule)                      424
                                               --------
  TOTAL POST PETITION LIABILITIES                 1,455

SECURED LIABILITIES:
SECURED BANK DEBT                                     0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                 0
 Accrued Tax - State                                  0
 Accrued Property Taxes                             (38)
 Accrued Workers Comp                               520
 Accrued Payroll                                      0
Accrued Payroll Taxes                                 0
TOTAL TAXES AND OTHER PRIORITY LIABILITIES          482

UNSECURED LIABILITIES
Accounts Payable                                  7,836
Senior  & IDR Bonds                                   0
                                               --------
TOTAL UNSECURED LIABILITIES                       7,836

OTHER LIABILITIES
Accrued Liabilities                               1,962
Short-Term Intercompany Payables                    132
Capital Leases                                        0
 Retirement Benefits                                  0
 Deferred Taxes - Long-Term Liability                 0
 Other Long-Term Liabilities                          0
 Long-Term Intercompany Payables                 21,804
 Minority Interest                                    0
                                               --------
 TOTAL LIABILITIES                               33,671

 Common Stock                                         5
 Capital In Excess Of Par Value                  54,495
Retained Earnings - Prepetition                 (24,414)
Retained Earnings - Post Petition                (5,287)
Equity In European Operations                         0
 Accumulated Translation Adjustment                   0
 Minimum Pension Liability Adjustment                 0
 Unearned Restricted Stock                            0
                                               --------
TOTAL SHAREHOLDER EQUITY                         24,799
                                               --------

 TOTAL LIABILITIES AND EQUITY                  $ 58,470
                                               ========

PERIOD ENDED: 2-28-05 INTERMET U.S. HOLDING (COLUMBUS MACHINING)  CASE #04-67598

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                     Balance
                                         as of        Accrued /      Payments /      as of
                                       1/31/2005      Withheld        Deposits     2/28/2005
                                       ---------      ---------      ---------     ---------
Income tax withheld: Federal           ($  1,861)     ($ 24,968)     $  28,007      $  1,177
Income tax withheld: State                (2,359)       (10,695)        11,695        (1,359)
Income tax withheld: Local                     0              0              0             0
FICA Withheld                              3,246        (16,113)        18,167         5,300
Employers FICA                            (3,283)       (27,239)        18,167       (12,355)
Unemployment Tax: Federal                 (1,691)        (2,209)         1,336        (2,564)
Unemployment Tax: State                  (27,952)        (5,033)         4,912       (28,074)
All Other Payroll W/H                       (736)          (583)             0        (1,318)

State Taxes: Inc./Sales/Use/Excise             0            334              0           334
Property Taxes                           (73,473)       (17,415)             0       (90,888)

Workers Compensation                      (2,990)        (1,000)        10,318         6,328

                                       ---------      ---------      ---------     ---------
Total                                  ($111,100)     ($104,922)     $  92,602     ($123,419)

Wages and Salaries                        (8,277)      (149,816)       164,704         6,611

                                       ---------      ---------      ---------     ---------
Grand Total                            ($119,377)     ($254,737)     $ 257,306     ($116,808)
                                       =========      =========      =========     =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)       Total      0-30 Days   30-60 Days  Over 60 Days
Accounts Payable                 $218,467     $ 156,420    $ 64,687     ($ 2,641)
Accounts Receivable              $285,329     $ 284,687    $    238      $   403

PERIOD ENDED: 2-28-05   INTERMET U.S. HOLDING CORP. (NEW RIVER)  CASE #04-67598

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                    Balance
                                        as of        Accrued /      Payments /     as of
                                       01-31-05      Withheld        Deposits     02-28-05
                                     -----------    -----------    -----------   -----------
Income tax withheld: Federal          $        0    ($  114,016)   $   114,016    $        0
Income tax withheld: State                     0        (43,033)        43,033             0
Income tax withheld: Local                     0              0              0             0
FICA Withheld                                  0        (73,040)        73,040             0
Employers FICA                           (15,367)       (72,460)        73,040       (14,786)
Unemployment Tax: Federal                (39,401)       (13,976)             0       (53,376)
Unemployment Tax: State                  (76,340)       (56,424)             0      (132,764)
All Other Payroll W/H                    (20,323)       (43,576)       137,066        73,167

State Taxes: Inc./Sales/Use/Excise       (15,000)       (13,202)        13,202       (15,000)
Property Taxes                           (40,000)       (30,000)             0       (70,000)

Workers Compensation                     (75,000)       (11,537)             0       (86,537)
                                     -----------    -----------    -----------   -----------
Total                                ($  281,430)   ($  471,264)   $   453,398   ($  299,296)

Wages and Salaries                      (527,858)      (955,701)       964,620      (518,940)
                                     -----------    -----------    -----------   -----------
Grand Total                          ($  809,288)   ($1,426,965)   $ 1,418,018   ($  818,236)
                                     ===========    ===========    ===========   ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)            Total        0-30 Days      30-60 Days   Over 60 Days
                                      ----------     ----------     ----------   ------------
Accounts Payable                      $  299,969     $  485,079      ($191,244)   $    6,134
Accounts Receivable                   $6,663,550     $4,910,885       $ 24,123    $1,028,542

INTERMET CORPORATION AND SUBSIDIARIES
Cash Activity Analysis:
Month Ended 2/28/2005

                             MONTHLY CASH STATEMENT

                                                                       CASE # 04-67598
                                                         INTERMET U.S. HOLDING (COLUMBUS MACHINING)
                                    ----------------------------------------------------------------------------------------
      Account Type                  Lockbox 77420   Deposit        AP       PR (Hourly) PR (Hourly)  PR (Salary)     Total
       Account #                       1477713     5401086409   2770716450  2770716443    505156     2770716633
         Bank                          Bank One    Stan. Fed.   Stan. Fed.  Stan. Fed.   Bank One    Stan. Fed.
                                       --------     -------      --------    -------     --------     --------      --------
Beginning Bank Balance                        -           -             -          -            -            -             -
Receipts                                368,730     185,230             -          -            -            -       553,960
Transfers IN (Corporate)                      -           -       394,356     68,796      130,978       44,107       638,238
Dip Inflow                                    -           -             -          -            -            -             -
Disbursements                                 -           -      (394,356)   (68,796)    (130,978)     (44,107)     (638,238)
Transfers OUT (Corporate)              (368,730)   (185,230)            -          -            -            -      (553,960)
Dip Repayment                                 -           -             -          -            -            -             -
                                       --------     -------      --------    -------     --------     --------      --------
Ending Bank Balance                           -           -             -          -            -            -             -
MATERIAL WIRES PAID FOR BY CORPORATE                               59,053
Checks Issued                                                     367,194
PAYROLL DISBURSED (INCLUDES PAYROLL
PAID BY CORPORATE)                                                221,379
                                                                ---------
TOTAL DISBURSEMENTS (SEE TOTAL
DISBURSEMENTS RECONCILIATION)                                   $ 647,626
                                                                =========
OUTSTANDING CHECKS AS OF JANUARY 31                               181,630
VOIDED CHECKS OUTSTANDING AS OF
JANUARY 31                                                        (83,502)
CHECKS ISSUED IN FEBRUARY                                         367,194
CHECK CLEARED IN FEBRUARY                                        (394,356)
                                                                ---------
OUTSTANDING CHECKS AS OF FEBRUARY 28
(SEE OUTSTANDING CHECKLIST)                                     $  70,966
                                                                =========

INTERMET U.S. HOLDING, INC. (COLUMBUS MACHINING)              CASE NO. 04-67598
CASH DISBURSEMENTS
FEBRUARY 2005

                 VENDOR                       TOTAL DISBURSEMENTS
                 ------                       -------------------
ADAIR'S MACHINE                                 $     4,848.50
ADP                                                   2,422.44
ADVANCE DESIGN                                        1,486.80
AETNA US HEALTHCARE                                   1,174.96
AFLAC                                                 1,588.24
AMERICAN PRECISION TOOL                              15,618.87
ARTHUR WEEMS                                          2,500.00
ATMOS ENERGY                                             13.77
BELLSOUTH                                               236.02
BERNEY OFFICE SOLUTIONS                               1,017.50
BIRDSALL                                             62,000.00
BRENT INDUSTRIES                                        334.41
C&S MACHINE                                           8,130.00
CAIL TOOL                                               276.95
CARL HAMILTON                                           105.00
CENTRAL PACKAGING CORP                                2,919.95
CHARLES HAYDEN                                        2,500.00
CHEMGARD, INC                                           358.53
CINTAS CORPORATION                                      180.78
COLUMBUS INDUSTRIAL SUP                                  86.28
COLUMBUS WATER WORKS                                    148.00
DEXTER FASTENER TECH.,                               29,726.40
DIRECT OPTICAL                                           50.00
DOWDEL GAS, INC                                       2,380.91
ED LEESON                                             1,354.85
FANUC AMERICA CORPORATI                                 272.85
G&K SERVICES                                          2,254.43
GE CAPITAL (GA)                                       1,451.54
GEORGIA CHILD SUPPORT                                   720.00
GEORGIA POWER COMPANY                                18,830.85
GREENLEAF TREATMENT SVC                               2,161.00
HAGEMEYER NORTH AMERICA                              13,571.25
HARMONY CREEK PEST CONT                                  60.00
ICM PETTY CASH                                          700.00
IMPECCABLE MACHINING                                 57,707.64
INTERSTATE ELECTRIC SUP                                 267.82
ITC DELTACOM                                          2,522.77
J & H MACHINE TOOLS INC                               1,056.94
KENNAMETAL, INC                                       4,502.81
LAND TRANSPORTATION                                   1,196.40
LINA                                                     42.00
MANPOWER CANADA                                         880.06
MATTHEW ALVERSON                                      3,700.00
MATT'S WELDING                                        2,110.00
MIKE L. CONNER                                          630.00
MILLER LANDSCAPING                                    1,426.67
MSC INDUSTRIAL SUPPLY                                   205.86
MUSCOGEE CO.TAX COMMISS                                 210.81
NELSON ELECTRIC                                       3,679.00
PAYROLL DISBURSED (INCLUDES CORP PAYMENTS)          221,378.84
PROVIDENT LIFE AND ACCI                                 356.40

INTERMET U.S. HOLDING, INC. (COLUMBUS MACHINING)               CASE NO. 04-67598
CASH DISBURSEMENTS
FEBRUARY 2005

        VENDOR            TOTAL DISBURSEMENTS
        ------            -------------------
RIVER MILL RECORDS MGMT           500.00
SAFETY KLEEN CORPORATIO         1,111.93
SOUTHERN STATES TOYOTAL         1,605.00
SOUTHLAND CHEMICAL & SU           650.23
SPHERION CORPORATION           24,427.53
SPW INDUSTRIES                    551.70
THE OVERBY COMPANY                525.17
TRANSMAN LOGISTICS, INC        57,856.36
TRU-KUT, INC.                     423.38
UNITED RENTALS                  2,149.25
VEKTEK                            110.80
VERIZON WIRELESS COLUMB         1,164.34
WASTE MANAGEMENT                  376.95
YUSA CORPORATION               72,633.60
ZIEGLER TOOLS, INC.               184.30
                          --------------
                            $ 647,625.64

INTERMET U.S. HOLDING, INC.
CASE NO. 04-67598
AT 2/28/05

COLUMBUS MACHINING - BANK RECONCILIATION

Bank Balance                              $         -

Actual Outstanding Checks                   70,966.41

Misc Reconciling Items Adjusted in March        (0.41)
                                          -----------
                                            70,966.00

Unadjusted GL Balance                       70,966.00
                                          -----------
                                          $         -
                                          ===========

COLUMBUS MACHINING
OUTSTANDING CHECKS
CASE NO. 04-67598

  DATE     CHECK  OUTSTANDING
---------  -----  -----------
2/10/2005  78467     5,990.69
2/10/2005  78484       210.81
2/16/2005  78501     8,130.00
2/23/2005  78515     7,417.85
2/23/2005  78516       151.99
2/23/2005  78517       536.20
2/23/2005  78518        86.28
2/23/2005  78519       176.02
2/23/2005  78520     2,161.00
2/23/2005  78522       880.06
2/23/2005  78524       336.98
2/23/2005  78525       720.68
2/23/2005  78526     1,174.96
2/23/2005  78528       236.02
2/23/2005  78529       739.65
2/23/2005  78531     2,522.77
2/23/2005  78532        42.00
2/23/2005  78533       630.00
2/23/2005  78534       356.40
2/23/2005  78536     2,149.25
2/23/2005  78537    36,316.80
                  -----------
                  $ 70,966.41

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                        MONTHLY CASH STATEMENT
MONTH ENDED 2/28/2005

                                                  CASE # 04-67598
                                                 INTERMET U.S. HOLDINGS (NEW RIVER)
                           -----------------------------------------------------------------------------
       ACCOUNT TYPE        LOCKBOX 771170   DEPOSIT         AP        PR(HOURLY)  PR(SALARY)
         ACCOUNT #             291513      5401086417   2770716476    2770716468  2770716641
           BANK               Bank One     Stan. Fed.   Stan. Fed.    Stan. Fed.  Stan. Fed.     TOTAL
                           --------------  ----------   ------------  ----------  ----------  ----------
BEGINNING BANK BALANCE               -              -             -           -           -            -
RECEIPTS                     2,913,318      3,989,676             -           -           -    6,902,994
TRANSFERS IN (CORPORATE)             -              -     1,587,596     686,537     298,361    2,572,494
DIP INFLOW                           -              -             -           -           -            -
DISBURSEMENTS                        -              -    (1,587,596)   (686,537)   (298,361)  (2,572,494)
TRANSFERS OUT (CORPORATE)   (2,913,318)    (3,989,676)            -           -           -   (6,902,994)
DIP REPAYMENT                        -              -             -           -           -            -
                           -----------     ----------   -----------   ---------   ----------  ----------
ENDING BANK BALANCE                  -              -             -           -           -            -
MATERIAL WIRES PAID
FOR BY CORPORATE                                          2,931,439
CHECKS ISSUED                                             1,746,904
PAYROLL DISBURSED
(INCLUDES PAYROLL PAID
BY CORPORATE)                                               862,224
                                                        -----------
TOTAL DISBURSEMENTS
(SEE TOTAL DISBURSEMENTS
RECONCILIATION)                                         $ 5,540,567
                                                        ===========

OUTSTANDING CHECKS AS OF
JANUARY 31                                                   71,214
VOIDED CHECKS OUTSTANDING
AS OF JANUARY 31                                                  -
CHECKS ISSUED IN FEBRUARY                                 1,746,904
CHECK CLEARED IN FEBRUARY                                (1,587,596)
                                                        -----------
OUTSTANDING CHECKS AS OF
FEBRUARY 28 (SEE
OUTSTANDING CHECKLIST)                                  $   230,523
                                                        ===========

INTERMET U.S. HOLDING, INC. (NEW RIVER)           CASE NO. 04-67598
CASH DISBURSEMENTS
FEBRUARY 2005

              VENDOR                         TOTAL DISBURSEMENTS
              ------                         -------------------
ADT SECURITY SERVICES                          $       972.08
ADVANCED CARBIDE TOOL                                7,062.05
ADVANCED MOTOR SERVICES                              2,275.00
AETNA US HEALTH CARE                                 8,889.56
AIR PRODUCTS & CHEMICAL                              5,043.66
AIRGAS INC                                           1,777.47
ALLIED MINERAL PRODUCTS                              4,689.47
APPLIED INDUST. TECH                                 2,050.42
ARAMARK UNIFORM SERVICE                                495.84
ARCET                                                1,906.49
ASI DATAMYTE, INC                                      313.50
Atlantic Coast ToyotaLift                            2,070.00
ATMOS ENERGY                                         6,547.78
ATMOS ENERGY MARKETING                             123,618.10
B & S INDUSTRIAL SERVIC                              1,010.00
BANKS COMPANY INC.                                   4,033.10
BEST ONE TIRE                                        5,400.00
BOB'S REFUSE SERVICE IN                              1,254.23
CANON FINANCIAL                                        534.34
CC METALS AND ALLOYS IN                             22,393.99
CENTRAL VALLEY RUBBER S                              8,652.28
CHAMPION CHISEL WORKS,                               4,217.52
CHICAGO FREIGHT CAR LEA                              4,484.40
CITICORP VENDOR FINANCE                                444.00
CITY OF RADFORD                                    407,628.20
CITY OF RADFORD                                        210.00
Control Company                                         53.00
CRANE AMERICA SERVICES                               4,328.75
DAVID J JOSEPH COMPANY                             547,208.05
DETEK INC.                                           2,600.80
DISA INDUSTRIES, INC                               131,165.78
DUBOIS FINISHING TECHNOLOGIES                        3,185.32
EASTERN TECHNICAL ASSOC                                450.00
EIRICH MACHINES                                         51.31
ELKEM METALS INC.                                   20,884.50
ENVIRITE OF OHIO                                     1,795.31
FAIRLAWN STORAGE                                       112.00
FAULKNER IND MAINTENANC                              6,285.00
FOSECO INC.                                          8,415.00
FRENCH, LYDIA                                          133.11
GE Inspection Technologies                           2,777.13
GREAT LAKES PRODUCTION SUPPORT                      15,192.01
H.C. WADE                                           20,901.82
HA INTERNATIONAL, LLC                               92,206.80
HARRIS RENTALS                                          65.00
HART METALS, INC.                                   74,800.00
HEAT TREATING SERVICES                              46,028.29
HEATH OIL LLC                                        5,617.96
HERAEUS ELECTRO NITE CO                              5,650.00
HIGHLAND PAGING                                        356.59
HILL AND GRIFFITH CO.                              133,757.88
HOWELL, DOUG                                            77.02
INDUSTRIAL POWDER COATI                             87,695.35
INDUSTRIAL SCIENTIFIC CORP                             646.98
INDUSTRIAL SUPPLY CORP                             251,313.71
Instron Corp                                         3,514.00
INTERNATIONAL SURFACE P                              1,489.10
JONES,WILLARD                                          280.00
LAND TRANSPORTATION                                  9,966.71
LAYTON, TOMMY                                           70.88
LIFT ONE/DIVISION CAROL                              6,394.19
LINA.                                                   74.00
Magneco/Metrel                                       6,620.00
MARJO PLASTICS CO INC                                   92.40
MARSHALL WIRT & COMPANY                                702.00
MCC                                                  5,064.75
MCCOMBS, BRENT                                       1,101.95
MCELROY,JOHN C                                         821.83
METEC INC                                           13,500.00
METOKOTE CORPORATION                                   553.28
MILLENIUM TECHNOLOGIES                                 269.90

INTERMET U.S. HOLDING, INC. (NEW RIVER)           CASE NO. 04-67598
CASH DISBURSEMENTS
FEBRUARY 2005

              VENDOR                         TOTAL DISBURSEMENTS
              ------                         -------------------
MILLER AND COMPANY LLC                         $   223,011.85
MONTGOMERY SANITATION SER                               72.35
MOUNTAIN SPRINGS                                       390.00
MYOPTICS EYEWEAR                                       875.00
National Material Trading                          242,089.33
NEW RIVER GLASS                                        202.40
NEW RIVER RECYCLING                                  7,467.87
NEW RIVER SOLID WASTE M                             55,574.67
NORFOLK SOUTHERN  (GA)                              82,316.47
NORTHBEND PATTERN WORKS                             20,210.85
Omnisource Corporation                           1,562,039.93
OMNISOURCE FT                                       61,400.00
PATTERN SERVICES                                     6,861.09
PAYROLL DISBURSED (INCLUDES CORP PAYMENTS)         862,224.07
PEARSON, MURRAY                                         35.78
PROCHEM ANALYTICAL INCO                                827.25
PROFORMA                                             1,580.53
PROVIDENT LIFE                                       2,120.46
QUALITY EQUIPMENT DISTR                              6,200.00
RADFORD CITY FLORIST                                   122.21
RADFORD COMBINED COURT                                 274.44
RADFORD STORAGE                                        160.00
RED HILL GRINDING WHEEL CORP.                        3,702.60
REDDY ICE-CASSCO                                        78.00
REFCO INC                                           11,928.00
ROBERTS SINTO CORPORATI                                340.76
ROGER RHODES                                           484.76
SAFETY & COMPLIANCE                                    400.00
SAF-GARD SAFETY SHOE CO                                819.91
SATEC SYSTEMS                                       (3,514.00)
SAVEITNOW                                            1,563.66
SECURITY FORCES INC                                  7,522.36
SOUTHWESTERN VA. GAS SE                                602.73
T K GROUP INC                                          273.00
Thompson Tire                                        3,292.00
TOMLIN, LINDA                                           93.00
TRANSMAN (FREIGHT)                                  55,213.40
TREASURER OF VA-DEQ                                  3,058.77
UNITED INDUSTRIAL SERVI                             19,358.25
UNITED REFRACTORIES COM                             18,959.70
UNITED STATES POSTAL OFFICE                            800.00
UNITED WAY SAL                                         180.00
VA. DEPT OF TAXATION                                13,422.11
VERIZON   (17577)                                    4,708.11
VERIZON WIRELESS                                        71.85
W.E.L. INC.                                          3,925.00
WEDRON SILICA-FAIRMOUNT                             28,679.00
WESTMORELAND ADVANCED M                             14,580.00
WHEELABRATOR ABRASIVES                              56,760.00
WHITING CORPORATION                                 12,040.00
WILLIAM A. KIBBE & ASSO                                180.00
WILLIAMS SUPPLY INC                                  2,745.00
                                               --------------
                                               $ 5,540,567.46

INTERMET U.S. HOLDING, INC.
CASE NO.  04-67598
AT 2/28/05

NEW RIVER - BANK RECONCILIATION

Bank Balance                          $          -
Actual Outstanding Checks               230,522.92
Misc. Reconciling Items Adjusted in
March                                            -
                                      ------------
                                        230,522.92

Unadjusted GL Balance                   230,522.92
                                      ------------

Difference                            $          -
                                      ============

NEW RIVER
OUTSTANDING CHECKS
CASE NO.  04-67598

  DATE         CHECK       OUTSTANDING
  ----         ------      ------------
 1/26/05       103053            185.00
  2/8/05       103057            350.00
 2/24/05       103060         12,040.00
 2/25/05       103061         21,233.40
10/14/04       103122            180.00
 1/20/05       104413            188.93
 1/21/05       104425          1,008.80
 1/26/05       104501            151.26
  2/8/05       104667          3,514.00
  2/9/05       104687         13,500.00
 2/16/05       104743            885.00
 2/17/05       104785             93.00
 2/18/05       104801         16,435.85
 2/21/05       104815          1,600.00
 2/22/05       104830          6,547.78
 2/22/05       104839            345.00
 2/22/05       104845             79.18
 2/23/05       104857          4,484.40
 2/23/05       104867         40,580.88
 2/24/05       104873          1,800.00
 2/24/05       104874             53.00
 2/24/05       104875          1,050.00
 2/24/05       104876          8,802.16
 2/24/05       104883            269.90
 2/25/05       104892            660.00
 2/25/05       104893          2,215.00
 2/25/05       104896         29,963.91
 2/25/05       104898         62,306.47
                           ------------
                           $ 230,522.92

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET U.S. HOLDING, INC.        Capacity:         ___      Shareholder
      Case Number:  04-67598                               ___      Officer
                                                           ___      Director
                                                           ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                           Weekly            or               Monthly

                                                     _______                            _______

CURRENT BENEFITS PAID:                               Weekly            or               Monthly

                  Health Insurance                   _______                            _______

                  Life Insurance                     _______                            _______

                  Retirement                         _______                            _______

                  Company Vehicle                    _______                             _______

                  Entertainment                      _______                            _______

                  Travel                             _______                            _______

                  Other Benefits                     _______                            _______

                  Total Benefits                     _______                            _______

CURRENT OTHER BENEFITS PAID:                         Weekly            or               Monthly

                  Rent Paid                          _______                            _______

                  Loans                              _______                            _______

                  Other (Describe)                   _______                            _______

                  Other (Describe)                   _______                            _______

                  Other (Describe)                   _______                            _______


                  Total Other Payments               _______                            _______


CURRENT TOTAL OF ALL PAYMENTS:                       Weekly            or               Monthly

                                                     _______                            $     0


Dated: MARCH 28, 2005                   ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                     Intermet U.S. Holding, Inc.
                                                           Case Number: 04-67598

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE          CARRIER         POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )           CASE NO: 04-67603
                                            )           Chapter 11
                                            )           Judge: Marci B. McIvor
IRONTON IRON, INC.                          )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]     Operating Statement                 (Form 2)

      [X]     Balance Sheet                       (Form 3)

      [X]     Summary of Operations               (Form 4)

      [X]     Monthly Cash Statement              (Form 5)

      [X]     Statement of Compensation           (Form 6)

      [X]     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                      YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                      YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                      YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                      YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                      YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   MARCH 28, 2005               /s/ Robert E. Belts
                                      ------------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer    (248) 952-2500
                                      -----------------------    ---------------
                                      Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Months Ended 2-28-05
($000's)

                                                CASE #04-67603
                                                    IRONTON
                                                     IRON
                                       ----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
Net Sales                               $     0           $     0

Cost of Goods Sold

Materials and Freight                         -                 -

Wages - Hourly                                -                 -

Wages-Salary                                  -                 -

Employee Benefits and Pension                 -                 -

Repairs & Maintenance                         -                 -

Supplies                                      -                 -

Utilities                                     -                 -

Purchased Components/Services                 -                 -

Income(loss) from Pattern Sales               -                 -

Fixed Asset - (gain/loss)                     -                 -

MIS Expense                                   -                 -

Travel & Entertainment                        -                 -

Other Variable Costs                          -               (37)

Depreciation & Amortization                   -                 -

Other Allocated Fixed Costs                   -                 -

Other Fixed Costs                             -                 -
                                       --------          --------

Cost of Goods Sold                            -               (37)

Gross Profit                                  -                37

Plant SG&A Expense                            -                (3)

SG&A Expense - Allocation (Sched 1)           -                 -

Other Operating Expenses                      7               352
                                       --------          --------

Total Operating Expenses                      7               349

Operating Profit                             (7)             (312)

Outside Interest Income                       -                 -

Outside Interest (Expense)                    -                 -

Intercompany Interest Income                  -                 -

Intercompany Interest (Expense)               -                 -

Charges (From) Affiliates                     -                 -

Charges To Affiliates                         -                 -

Income/Loss From European Operations          -                 -

Other Income/(Expense)                        -                 -
                                       --------          --------

Total Non-Operating Expenses                  -                 -

Income Before Income Taxes                   (7)             (312)

Income Tax Expense                            -                 -
                                       --------          --------

Net Income                             ($     7)         ($   312)
                                       ========          ========

Intermet Corp. and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                   February
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            February
                                            --------
Officer Compensation                        $    189
Salary Expense other Employees                 1,075
Employee Benefits and Pension                     92
Payroll Taxes                                     67
Other Taxes                                       (2)
Rent and Lease Expense                           184
Interest Expense
Insurance                                         36
Automobile and Truck Expense                      12
Utilities(Gas Electric,Phone)                     33
Depreciation                                      73
Travel and Entertainment                          55
Repairs and Maintenance                           (3)
Advertising/Promotion                              0
Supplies, Office Expense                          33

OTHER:
Contributions                                      0
Professional Fees - Audit/Tax                    269
Bank Fees                                         11
Public Reporting Fees                             16
Employee Relocation/Training                      24
Data Processing                                   31
Dues and Subscriptions                            20
Outside Services                                 111
Project Development Costs net of Billings        (56)
Director Fees                                     25
Miscellaneous                                     33
Legal Fees                                        29
Cost Allocation - Europe                         (78)
Cost Allocation - Out                           (219)
                                            --------
                                            $  2,060
                                            ========

Note: In 2005, Professional fees related to the bankruptcy restructuring have been reclassified to non-operating expense (Other Income/expense). In February, the expense was $2,800,000.

Allocation:

Wagner Castings                                  191
Northern Castings                                 49
Ironton Iron                                       0
Lynchburg Foundry                                193
Columbus Foundry                                 313
Wagner Havana                                      0
Intermet U.S. Holdings                           259
Cast-Matic Corp.                                  82
Diversified Diemakers                            257
Ganton Technologies                              168
Tool Products                                    137
Corporate                                        411
                                            --------
Total                                       $  2,060
                                            ========

INTERMET Corp. and Subsidiaries
Balance Sheet as of 2-28-05

                                             CASE #04-67603
                                             --------------
                                                 IRONTON
                                                  IRON
                                             --------------
Cash And Equivalents
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                   0
                                                --------
   TOTAL CURRENT ASSETS                                0

Land and Buildings                                     0
 Machinery & Equipment
 Construction In Progress
                                                --------
 Total Fixed Assets                                    0
 Accumulated Depreciation
                                                --------
    NET FIXED ASSETS                                   0

 Investment In Subsidiaries
Investment In European Operations                      0
 Long-Term Intercompany Receivables
 Deferred Taxes, Long-Term Asset
 Other Assets
                                                --------
    TOTAL ASSETS                                $      0
                                                ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                $      0
Wages and Salaries  (See schedule)                     0
Taxes Payable - (See schedule)                         0
                                                --------
  TOTAL POST PETITION LIABILITIES                      0

SECURED LIABILITIES:
SECURED BANK DEBT                                      0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                  0
 Accrued Tax - State                                   0
 Accrued Property Taxes                                0
 Accrued Workers Comp.                               751
 Accrued Payroll                                       0
Accrued Payroll Taxes                                  0
TOTAL TAXES AND OTHER PRIORITY LIABILITIES           751

UNSECURED LIABILITIES
Accounts Payable                                       0
Senior  & IDR Bonds                                    0
                                                --------
TOTAL UNSECURED LIABILITIES                            0

OTHER LIABILITIES
Accrued Liabilities                                    0
Short-Term Intercompany Payables
Capital Leases                                         0
 Retirement Benefits                                   0
 Deferred Taxes - Long-Term Liability                  0
 Other Long-Term Liabilities                           0
 Long-Term Intercompany Payables                  33,246
 Minority Interest                                     0
                                                --------
 TOTAL LIABILITIES                                33,997

 Common Stock                                          0
 Capital In Excess Of Par Value                   49,000
Retained Earnings - Prepetition                  (82,685)
Retained Earnings - Post Petition                   (312)
Equity In European Operations
 Accumulated Translation Adjustment                    0
 Minimum Pension Liability Adjustment                  0
 Unearned Restricted Stock                             0
TOTAL SHAREHOLDER EQUITY                         (33,997)
                                                --------

 TOTAL LIABILITIES AND EQUITY                   $      0
                                                ========

PERIOD ENDED: 2-28-05             IRONTON IRON, INC.              CASE #04-67603

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                              Balance
                                       as of     Accrued /   Payments /     as of
                                     1/31/2005   Withheld    Deposits     2/28/2005
                                     ---------   ---------   ----------   ---------
Income tax withheld: Federal            $0          $0          $0           $0
Income tax withheld: State              $0          $0          $0           $0
Income tax withheld: Local              $0          $0          $0           $0
FICA Withheld                           $0          $0          $0           $0
Employers FICA                          $0          $0          $0           $0
Unemployment Tax: Federal               $0          $0          $0           $0
Unemployment Tax: State                 $0          $0          $0           $0
All Other Payroll W/H                   $0          $0          $0           $0
                                        $0          $0          $0           $0
State Taxes: Inc./Sales/Use/Excise      $0          $0          $0           $0
Property Taxes                          $0          $0          $0           $0
                                        $0
Workers Compensation                     0           0           0            0
                                        --          --          --           --

Total                                   $0          $0          $0           $0

Wages and Salaries                       0           0           0            0
                                        --          --          --           --

Grand Total                             $0          $0          $0           $0
                                        --          --          --           --

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)  0-30 Days   30-60 Days   Over 60 Days
Accounts Payable                 $0           $0            $0
Accounts Receivable              $0           $0            $0

                             MONTHLY CASH STATEMENT

                        Period Ending: FEBRUARY 28, 2005

                                                          IRONTON IRON, INC.
                                                          Case Number:  04-67603

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                 General   Payroll   Tax       Cash Coll.   PettyCash
                                  Acct.     Acct.    Acct.       Acct.        Acct.
A.  Beginning Balance            _______   _______   _______    _______      _______

B.  Receipts                     _______   _______   _______    _______      _______
    (Attach separate schedule)

C.  Balance Available            _______   _______   _______    _______      _______
    (A+B)

D.  Less Disbursements           _______   _______   _______    _______      _______
    (Attach separate schedule)

E.  Ending Balance                         N/A - COMPANY HAS NO BANK ACCOUNT
        (C-D)

   (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:
         1.       Depository Name & Location  _____________________________

         2.       Account Number              _____________________________

Payroll Account:
         1.       Depository Name & Location  _____________________________

         2.       Account Number              _____________________________

Tax Account:
         1.       Depository Name & Location  _____________________________

         2.       Account Number              _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

___________________________________________________________________________

___________________________________________________________________________

Date:  MARCH 28, 2005                         _____________________________
                                              Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  IRONTON IRON, INC.                      Capacity: ___   Shareholder
       Case Number:  04-67603                            ___   Officer
                                                         ___   Director
                                                         ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly         or         Monthly

                                            ______                    _______

CURRENT BENEFITS PAID:                      Weekly         or         Monthly

                  Health Insurance          ______                    _______

                  Life Insurance            ______                    _______

                  Retirement                ______                    _______

                  Company Vehicle           ______                    _______

                  Entertainment             ______                    _______

                  Travel                    ______                    _______

                  Other Benefits            ______                    _______

                  Total Benefits            ______                    _______

CURRENT OTHER BENEFITS PAID:                Weekly         or         Monthly

                  Rent Paid                 ______                    _______

                  Loans                     ______                    _______

                  Other (Describe)          ______                    _______

                  Other (Describe)          ______                    _______

                  Other (Describe)          ______                    _______

                  Total Other Payments      ______                    _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly         or         Monthly

                                            ______                    $     0

Dated: MARCH 28, 2005                   ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                              Ironton Iron, Inc.
                                                           Case Number: 04-67603

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05

Umbrella               National Union   12/22/04-12/22/05
Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67606
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
LYNCHBURG FOUNDRY, INC.                     )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]        Operating Statement                         (Form 2)

         [X]        Balance Sheet                               (Form 3)

         [X]        Summary of Operations                       (Form 4)

         [X]        Monthly Cash Statement                      (Form 5)

         [X]        Statement of Compensation                   (Form 6)

         [X]        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                         YES [X]    NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)

                                         YES [X]    NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                         YES [X]    NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current
                                         YES [X]    NO [ ]

6.    Have you filed your pre-petition tax returns.
      (If not, attach a written explanation)

                                         YES [X]    NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   MARCH 28, 2005            /s/ Robert E. Belts
                                   ---------------------------------------------
                                   Debtor In Possession

                                   Chief Financial Officer   (248) 952-2500
                                   -----------------------   -------------------
                                   Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 2-28-05
($000's)

                                                    CASE #04-67606
                                                       LYNCHBURG
                                                        FOUNDRY
                                         -------------------------------------
                                         Current Month      Total Since Filing
                                         -------------      ------------------
 Net Sales                                 $   8,107             $ 38,565

Cost of Goods Sold

Materials and Freight                          3,724               18,259
Wages - Hourly                                 1,069                5,889
Wages-Salary                                     324                1,640
Employee Benefits and Pension                  1,135                4,812
 Repairs & Maintenance                           378                2,256
Supplies                                         491                2,713
Utilities                                        353                1,540
Purchased Components/Services                    286                1,002
Income(loss) from Pattern Sales                   (4)                  (7)
 Fixed Asset - (gain/loss)                        (2)                 (42)
 MIS Expense                                      35                  182
 Travel & Entertainment                            -                    4
 Other Variable Costs                            291                2,414
 Depreciation & Amortization                     220                1,068
 Other Allocated Fixed Costs                       -                   (1)
 Other Fixed Costs                               117                  579
                                          ----------             --------
Cost of Goods Sold                             8,417               42,308

Gross Profit                                    (310)              (3,743)

Plant SG&A Expense                                 -                    -
SG&A Expense - Allocation (Sched 1)              193                  923
 Other Operating Expenses                          4                  264
                                          ----------             --------
 Total Operating Expenses                        197                1,187

 Operating Profit                               (507)              (4,930)

 Outside Interest Income                           -                    -
 Outside Interest (Expense)                        -                    -
 Intercompany Interest Income                      -                    -
 Intercompany Interest (Expense)                (121)                (206)
 Charges (From) Affiliates                         -                    -
 Charges To Affiliates                             -                    -
Income/Loss From European Operations               -                    -
 Other Income/(Expense)                           (2)                   6
                                          ----------             --------
 Total Non-Operating Expenses                   (123)                (200)

 Income Before Income Taxes                     (630)              (5,130)

 Income Tax Expense                                -                    -

                                          ----------             --------
 Net Income                               ($     630)           ($  5,130)
                                          ==========             ========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   February
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                             February
                                             --------
Officer Compensation                         $    189
Salary Expense other Employees                  1,075
Employee Benefits and Pension                      92
Payroll Taxes                                      67
Other Taxes                                        (2)
Rent and Lease Expense                            184
Interest Expense
Insurance                                          36
Automobile and Truck Expense                       12
Utilities(Gas Electric,Phone)                      33
Depreciation                                       73
Travel and Entertainment                           55
Repairs and Maintenance                            (3)
Advertising/Promotion                               0
Supplies, Office Expense                           33

Other:
Contributions                                       0
Professional Fees - Audit/Tax                     269
Bank Fees                                          11
Public Reporting Fees                              16
Employee Relocation/Training                       24
Data Processing                                    31
Dues and Subscriptions                             20
Outside Services                                  111
Project Development Costs net of Billings         (56)
Director Fees                                      25
Miscellaneous                                      33
Legal Fees                                         29
Cost Allocation - Europe                          (78)
Cost Allocation - Out                            (219)
                                             --------
                                             $  2,060
                                             ========

Note: In 2005, Professional fees related to the bankruptcy restructuring have been reclassified to non-operating expense (Other Income/expense). In February, the expense was $2,800,000.

Allocation:

Wagner Castings                                   191
Northern Castings                                  49
Ironton Iron                                        0
Lynchburg Foundry                                 193
Columbus Foundry                                  313
Wagner Havana                                       0
Intermet U.S. Holdings                            259
Cast-Matic Corp.                                   82
Diversified Diemakers                             257
Ganton Technologies                               168
Tool Products                                     137
Corporate                                         411
                                             --------
Total                                        $  2,060
                                             ========

INTERMET Corp. and subsidiaries
Balance Sheet as of 2-28-05

                                             CASE #04-67606
                                             --------------
                                               LYNCHBURG
                                                FOUNDRY
                                             --------------
Cash And Equivalents                           $       0
Accounts Receivable                                9,308
Short-Term Intercompany Receivables                    6
Inventories                                        4,752
Other Current Assets                                  63
                                               ---------
   TOTAL CURRENT ASSETS                           14,129

Land and Buildings                                19,915
 Machinery & Equipment                            53,034
 Construction In Progress                             14
                                               ---------
 Total Fixed Assets                               72,963
 Accumulated Depreciation                        (58,379)
                                               ---------
    NET FIXED ASSETS                              14,584

 Investment In Subsidiaries                            0
Investment In European Operations                      0
 Long-Term Intercompany Receivables                1,337
 Deferred Taxes, Long-Term Asset                       0
 Other Assets                                        443
                                               ---------
    TOTAL ASSETS                               $  30,493
                                               =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                               $   1,201
Wages and Salaries (See schedule)                    381
Taxes Payable - (See schedule)                       334
                                               ---------
  TOTAL POST PETITION LIABILITIES                  1,916

SECURED LIABILITIES:
SECURED BANK DEBT                                      0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                  0
 Accrued Tax - State                                   0
 Accrued Property Taxes                                0
 Accrued Workers Comp.                             2,212
 Accrued Payroll                                       0
Accrued Payroll Taxes                                  0
                                               ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES         2,212

UNSECURED LIABILITIES
Accounts Payable                                   7,589
Senior  & IDR Bonds                                    0
                                               ---------
TOTAL UNSECURED LIABILITIES                        7,589

OTHER LIABILITIES
Accrued Liabilities                                2,528
Short-Term Intercompany Payables                       7
Capital Leases                                         0
 Retirement Benefits                                 467
 Deferred Taxes - Long-Term Liability                  0
 Other Long-Term Liabilities                       2,341
 Long-Term Intercompany Payables                     152
 Minority Interest                                     0
                                               ---------
 TOTAL LIABILITIES                                17,212

 Common Stock                                          0
 Capital In Excess Of Par Value                        0
Retained Earnings - Prepetition                   18,411
Retained Earnings - Post Petition                 (5,130)
Equity In European Operations                          0
 Accumulated Translation Adjustment                    0
 Minimum Pension Liability Adjustment                  0
 Unearned Restricted Stock                             0
                                               ---------
TOTAL SHAREHOLDER EQUITY                          13,281
                                               ---------

 TOTAL LIABILITIES AND EQUITY                  $  30,493
                                               =========

PERIOD ENDED: 2-28-05      LYNCHBURG FOUNDRY (ARCHER CREEK)       CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                  Balance
                                       as of       Accrued /     Payments /     as of
                                      1/31/05      Withheld       Deposits    02/28/05
                                     ---------    -----------    ----------   ---------
Income tax withheld: Federal         $       0   ($   170,713)   $  170,713   $       0
Income tax withheld: State                   0        (67,165)       67,165           0
Income tax withheld: Local                   0              0             0           0
FICA Withheld                                0       (112,253)      112,253           0
Employers FICA                         (29,405)      (110,747)      113,010     (27,142)
Unemployment Tax: Federal              (15,294)       (10,725)       13,350     (12,670)
Unemployment Tax: State               (109,821)       (93,572)       44,980    (158,412)
All Other Payroll W/H                  (31,066)       (82,488)      196,649      83,096

State Taxes: Inc./Sales/Use/Excise     (47,684)        (3,000)          877     (49,808)
Property Taxes                         (25,262)       (25,262)        4,315     (46,209)

Workers Compensation                  (102,250)       (31,750)       41,007     (92,993)
                                     ---------    -----------    ----------   ---------

Total                               ($ 360,782)  ($   707,674)   $  764,318  ($ 304,137)

Wages and Salaries                    (361,836)    (1,444,147)    1,425,129    (380,854)
                                     ---------    -----------    ----------   ---------

Grand Total                         ($ 722,617)  ($ 2,151,821)   $2,189,447  ($ 684,991)
                                     =========    ===========    ==========   =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)       Total        0-30 Days    30-60 Days    Over 60 Days
Accounts Payable                 $1,201,471   1,197,471.41     4,000.00             -
Accounts Receivable              $9,667,596   9,008,846.00   595,566.00     63,184.00

PERIOD ENDED: 2-28-05        LYNCHBURG FOUNDRY (RADFORD)         CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                          Balance                                                     Balance
                                           as of             Accrued /          Payments /             as of
                                         1/31/2005            Withheld           Deposits            2/28/2005
                                     ----------------        -----------        ----------           -------------
Income tax withheld: Federal         $             0         ($   1,223)        $    1,223           $          0
Income tax withheld: State                         0               (536)               536                      0
Income tax withheld: Local                         0                  0                  0                      0
FICA Withheld                                      0               (852)               852                      0
Employers FICA                                     0               (852)               852                      0
Unemployment Tax: Federal                          0                  0                  0                      0
Unemployment Tax: State                            0                  0                  0                      0
All Other Payroll W/H                              0               (295)               295                      0

State Taxes: Inc./Sales/Use/Excise                 0                  0                  0                      0
Property Taxes                               (20,491)           (10,000)                 0                (30,491)

Workers Compensation                               0                  0                  0                      0
                                      --------------         ----------         ----------           ------------

Total                                 ($      20,491)        ($  13,757)        $    3,757           ($    30,491)

Wages and Salaries                                 0                  0                  0                      0
                                      --------------         ----------         ----------           ------------

Grand Total                           ($      20,491)        ($  13,757)        $    3,757           ($    30,491)
                                      ==============         ==========         ==========           ============

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days                                Total             0-30 Days          30-60 Days          Over 60 Days
Accounts Payable - Post Petition          $     0                 $0                 $0              $        0
Accounts Receivable -Pre & Post           $37,500                 $0                 $0               37,500.00

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 2/28/2005

                             MONTHLY CASH STATEMENT

                                                                      CASE # 04-67606
                                                         LYNCHBURG FOUNDRIES - ARCHER CREEK
                                  -----------------------------------------------------------------------------------------------
        ACCOUNT TYPE                 LOCKBOX 77314         DEPOSIT          AP          PR (HOURLY)   PR (SALARY)
          ACCOUNT #                     1599583          5401086466     2770716393      2770716385    2770716690
            BANK                  Bank One - Inactive    Stan. Fed.     Stan. Fed.      Stan. Fed.    Stan. Fed.        TOTAL
BEGINNING BANK BALANCE                        -                  -               -              -             -               -
RECEIPTS                                      -          2,501,780               -              -             -       2,501,780
TRANSFERS IN  (CORPORATE)                     -                  -       1,672,193      1,219,923       262,391       3,154,507
DIP INFLOW                                    -                  -               -              -             -               -
DISBURSEMENTS                                 -                  -      (1,672,193)    (1,219,923)     (262,391)     (3,154,507)
TRANSFERS OUT (CORPORATE)                     -         (2,501,780)              -              -             -      (2,501,780)
DIP REPAYMENT                                 -                  -               -              -             -               -
                                       --------         ----------    ------------     ----------     ---------      ----------
ENDING BANK BALANCE                           -                  -               -              -             -               -

MATERIAL WIRES PAID FOR BY CORPORATE                                     3,432,876
CHECKS ISSUED                                                            1,555,036
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                   1,271,674
                                                                      ------------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)          $  6,259,586
                                                                      ============

OUTSTANDING CHECKS AS OF JANUARY 31                                        494,333
VOIDED CHECKS OUTSTANDING AS OF JANUARY 31                                  (1,564)
CHECKS ISSUED IN FEBRUARY                                                1,555,036
CHECK CLEARED IN FEBRUARY                                               (1,672,193)
                                                                      ------------
OUTSTANDING CHECKS AS OF FEBRUARY 28 (SEE OUTSTANDING CHECKLIST)      $ 375,612.59
                                                                      ============

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                 CASE NO. 04-67606
CASH DISBURSEMENTS
FEBRUARY 2005

         VENDOR                                      TOTAL DISBURSEMENTS
         ------                                      -------------------
AC CONTROLS CO                                         $     754.77
ACTION MACHINERY                                           2,439.14
ADAMS MOTOR CO                                                53.25
ADVANCED CARBIDE TOOL                                      4,778.30
ADVANCED COMMUNICATIONS & ELEC                               127.50
AEA TECHNOLOGY                                                45.98
AETNA U.S. HEALTHCARE                                     13,606.27
AFP INDUSTRIES                                               396.00
AGFA NDT, INC                                                816.99
AIR PRODUCTS AND CHEMICALS                                 2,055.21
AIRGAS MID-AMERICA                                           735.08
ALABAMA BY-PRODUCTS                                      567,574.40
ALLOR MFG                                                      5.85
ALLTEL                                                       291.47
ALPHA OMEGA RESOURCES                                      1,775.03
ALTA SHOE SHOP INC                                           277.34
AMERICAN ELECTRIC POWER                                  171,948.45
AMERIGAS - LYNCHBURG-MONROE                                7,800.00
AMX PERFORMANCE CO                                           755.00
APPLIED ENGINEERING, INC                                     578.40
APPLIED IND. TECHNOLOGIES                                  4,986.87
APPOMATTOX DRUG STORE                                        295.55
ARAMARK UNIFORM SERVICES                                   3,144.14
ARCET EQUIPMENT                                            3,258.87
ARTISAND                                                     366.09
ASC INDUSTRIES                                             1,375.87
ASSET ACCEPTANCE                                             493.54
AT&T                                                         583.41
ATCO INDUSTRIES, INC                                       1,892.53
ATLANTIC COAST TOYOTALIFT                                  2,370.42
ATL-EAST TAG & LABEL                                       2,519.08
ATMOSPHERE ANNEALING                                       1,792.78
AUTOCOM MANUFACTURING                                    262,909.50
AUTOTECH SYSTEMS                                             490.16
BANKS COMPANY                                              4,202.20
BARKER-JENNINGS                                            6,773.22
BEARDSLEY & PIPER                                            152.15
BERGQUIST WAREHOUSE                                           57.49
BFI                                                       38,554.97
BHA                                                       29,071.04
BLUE RIDGE OCCUP. HEALTH, INC                              1,183.00
BMG METALS                                                12,163.37
BOND, CYNTHIA GALLIER                                        369.52
BOULEVARD PROPERTIES                                         821.25
BRAMMER SAFETY SUPPLY                                     15,060.15
BRC COMPANY                                                8,837.56
BRENNTAG SOUTHEAST                                         1,708.55
BROOKVILLE H.S. PTSO                                         125.00
BUEHLER LTD                                                  819.34
BWI DISTRIBUTION, INC                                      1,840.00
CAMPBELL COUNTY TREASURER                                  1,073.10
CAMPBELL, MIKE, SR.                                          100.00
CAMPBELL-PAYNE                                               480.00
CANDLER OIL                                               38,623.24
CAPITAL EQUIPMENT SALES, INC                                 565.75
CAPITAL ONE BANK                                           1,195.94
CAPP, INC.                                                   701.72
CARCO INC                                                    197.28
CARLTON SCALE                                              3,172.43
CAROLINA FIREBRICK SPEC.                                   2,000.00
CAROTEK                                                      260.00
CARRIER VIBRATING                                            898.36
CARTER MACHINERY                                             590.60
CASTEC, INC                                                  873.16
CC METALS & ALLOYS                                       152,206.75
CENTRA HEALTH                                                956.85
CENTRA LAB                                                   196.50
CENTRAL VA FEDERAL                                           291.29
CHAMPION CHISEL WORKS                                      3,330.76
CHEMALLOY COMPANY, INC                                       420.00
CHICAGO FREIGHT CAR LEASING                                5,243.99
CITY OF LYNCHBURG                                          1,449.00

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                 CASE NO. 04-67606
CASH DISBURSEMENTS
FEBRUARY 2005

         VENDOR                                      TOTAL DISBURSEMENTS
         ------                                      -------------------
COLUMBIA GAS                                               9,808.21
COLUMBIA MARKING TOOLS                                       179.36
COMMERICAL STEEL ERECTION                                 60,095.50
CONSUMER DORIN ADAMS                                      23,209.45
CONTROL CHIEF CORP                                           897.21
CONTROL CORP OF AMERICA                                      178.14
CRANE AMERICA SERVICES                                     1,650.00
CROSS SALES & ENGINEERING                                    611.77
CSXT                                                       5,247.00
DAVID J. JOSEPH                                         (270,676.42)
DAY-TIMERS                                                    25.98
DELTA AUTOMATION                                           2,124.35
DEPARTMENT OF MOTOR VEHICLES                                 344.25
DETEK                                                        325.00
DICK HARRIS & SON TRUCK                                    8,624.07
DIKE-O-SEAL                                                1,144.66
DM&E RAILROAD                                             45,018.26
DODSON BROS. EXTERMINATING                                   177.00
DOMINION METALLURGICAL                                       959.25
EAGLITE CHEMICALS                                          1,936.00
EASTERN N D T INC                                            827.84
EASTERN TECHNICAL ASSOCIATES                                 675.00
ECK SUPPLY                                                 9,074.32
EDUCATIONAL RESOURCES                                        139.00
EDWARDS MEDICAL SUPPLY                                        60.40
ELECTRIC MELTING                                          46,979.93
ELECTRONICS REPAIR CENTER                                    552.00
ELKEM METALS                                              54,033.32
ELY CRANE AND HOIST                                       16,537.30
EMLEX CONSTRUCTION                                        72,222.00
ENGINE DESIGN SYSTEMS INC                                  3,380.00
ENGINE DISTRIBUTORS                                           33.66
ENGINEERING CHEMISTRY                                      2,627.00
EQUIPMENT MERCHANTS, INTL                                  7,784.81
EUTECTIC CORPORATION                                         345.31
EXCEL TECHNOLOGIES                                           174.50
FAMILY SUPPORT REGISTRY                                      585.12
FEI LYNCHBURG #75                                            269.51
FERBEE-JOHNSON CO                                         10,567.75
FIRE & SAFETY EQUIPMENT                                      700.35
FIRTION, BRIAN                                                35.47
FLOYD,  BRADLEY                                               90.90
FOLEY MATERIAL HANDLING                                      501.10
FOLKS, MELANIE                                             1,586.00
FOSECO                                                    59,691.57
FOSTER ELECTRIC CO                                           397.89
FREEMAN MFG & SUPPLY                                       2,362.11
FROEHLING & ROBERTSON, INC                                 4,393.60
G E SUPPLY                                                   750.96
G.E. CAPITAL                                              11,542.96
GEE, KIRKLIN                                                 100.00
GENERAL KINEMATICS                                         5,824.98
GLOBAL STONE JAMES RIVER                                   4,000.00
GLOBE METALLURGICAL                                      172,516.80
HA INTERNATIONAL                                          42,972.00
HAJOCA CORPORATION                                            60.10
HALL, ERNEST                                                  84.59
HARBISON-WALKER REFRACTORIES                              13,343.58
HELEN P. PARRISH                                             207.00
HELWIG CARBON, INC                                           186.04
HERAEUS ELECTRO-NITE CO                                    9,603.31
HERBERT L. BESKIN                                          8,122.00
HERITAGE H.S.                                                125.00
HILL AND GRIFFITH                                         43,445.98
HOPKINS, WILLIAM D                                           168.02
HORSEHEAD RESOURCE DVLP                                    8,000.00
I.A.M. NATIONAL PENSION FUND                               1,913.30
INDUSTRIAL CONTROLS                                        1,234.21
INDUSTRIAL SUPPLY CORP                                    13,130.02
INDUSTRIAL TOOL SERVICES                                     824.64
INGE, DAPHNE                                                 122.74
INTERNATIONAL ASSOC                                          432.00

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                 CASE NO. 04-67606
CASH DISBURSEMENTS
FEBRUARY 2005

         VENDOR                                      TOTAL DISBURSEMENTS
         ------                                      -------------------
INTERSTATE BATTERY                                            63.90
INT-L SURFACE CORPORATION                                 18,711.90
JACKSON WANDA K                                              396.92
JAMES D. ENGLISH                                          10,379.69
JAMES T. DAVIS                                               825.91
JDN LEASING                                                3,500.00
JEFFERSON GALLERIES                                        1,813.45
JESUS BARAJAS CARLOS                                       1,977.50
JFHS AFTER-PROM CELEBRATION                                  125.00
JOBE& COMPANY                                              1,315.92
JOHNSON DIVERSE/DUBOIS                                     3,217.50
JOHNSON, GEORGE                                               84.59
JONES, JOE                                                   100.00
KC ROBOTICS, INC                                           6,083.50
KEETER-DIXON-PEARRE                                          370.00
KENT RUDBECK                                               1,164.24
KINDT COLLINS CO                                             359.06
LABORATORY CORP. OF AMERICA                                   16.50
LAWRENCE EQUIPMENT                                         4,106.09
LEWIS SYSTEMS INC.                                         2,625.29
LEWIS, ANGELA V.                                             369.20
LINA                                                         216.50
LINDA TOMLIN                                                  37.50
LIVINGSTON AND HAVEN                                         233.60
LYNCHBURG GARAGE DOOR                                      3,950.00
MABINS, GARY                                                  90.90
MACDERMID INC                                                137.75
MAGNETEK INDUSTRIAL CONTROLS                                 555.00
MARJO PLASTICS                                             3,671.36
MARTIN, DAVID                                                107.08
MASTER GAGE & TOOL CO                                      1,900.00
MAYBERRY, SHAUN                                               80.41
MAYBERRY, SUSIE                                              936.17
MCI COMM SERVICE                                              22.04
MCMASTER-CARR SUPPLY                                         133.87
MECHANICAL TECHNOLOGIES                                      166.39
MEDICAL ASSOCIATES OF CENTRAL VA                             327.18
METAL MARKER MFG                                           1,102.17
METSO MINERALS IND                                         2,141.75
MIDCO INTERNATIONAL, INC                                     179.37
MIDWESCO, INC                                             20,583.36
MONROE, SARAH                                              1,329.24
MOORE'S MACHINE CO                                         2,840.00
MORRIS MATERIAL HANDLING                                     197.57
MOTION INDUSTRIES                                          1,286.98
NATIONAL AUTO PARTS                                          242.32
NATIONAL MATERIAL TRADING                                485,723.53
NEWARK INONE                                                 180.72
NOEL SYSTEMS                                                 628.00
NORTH AMERICAN MFG CO                                         69.71
OLYMPIC CREDIT FUND                                        9,902.88
OMNISOURCE FT WAYNE                                    1,812,946.50
OSBORNE INTERNATIONAL                                        386.28
OVERNITE TRANSPORTATION CO                                    72.86
PALLETONE OF VA                                            5,399.10
PAYROLL DISBURSEMENTS (INCLUDES CORP PAYMENTS)         1,271,674.27
PEARSON EQUIPMENT                                            366.00
PGS, INC                                                     408.71
PIEDMONT FOUNDRY SUPPLY                                  101,012.96
PORTER WARNER IND                                         59,930.12
POSTMASTER                                                   570.00
POTOMAC ENVIRONMENTAL                                        624.52
PRECISION HYDRAULICS CO                                      827.92
PRO CHEM INCORPORATED                                        425.00
PROCHEM ANALYTICAL                                           100.00
PRODUCT ACTION                                             2,640.13
PROVIDENT LIFE & ACCIDENT                                  2,393.68
QSI, INC                                                     151.79
R.I. LAMPUS                                               72,568.00
RAMSEY, MARTHA                                               790.35
RAY, JAMES                                                    90.90
REBECCA B. CONNELLY                                          600.00

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                 CASE NO. 04-67606
CASH DISBURSEMENTS
FEBRUARY 2005

         VENDOR                                      TOTAL DISBURSEMENTS
         ------                                      -------------------
RED HILL GRINDING WHEEL                                   10,096.96
REI CONSULTANTS                                            6,718.00
REXEL                                                        476.38
RICHMOND SECURITY SERVICES                                10,283.44
ROBERTS SINTO CORP                                            60.00
RSC                                                        5,327.10
SAFETY-KLEEN                                                 792.00
SAF-GARD SAFETY SHOE                                         189.98
SALEM TOOLS                                                  469.25
SERVICE FIRST                                              1,444.37
SERVICE PRINTING                                             207.00
SHEPHERDS FABRICS & SUPLS                                    128.00
SMITH SERVICES                                             7,816.14
SOUTHEAST SERVICE SUPPLY                                   2,130.49
SOUTHERN AIR                                               1,410.00
SOUTHERN GRAPHICS & SUPPLY                                    65.00
SOUTHERN MAINTENANCE SUPPLY                                2,096.31
SPECIAL K LANDSCAPING                                        500.00
SPECIALTY FOUNDRY PRODUCTS                                   747.00
STAHL, INC                                                 2,792.31
STEELE, WILLIAM                                               25.00
STERICYCLE INC                                               429.90
SUPERIOR GRAPHITE                                         24,153.76
T K GROUP, INC                                               123.00
T. H. COMMUNICATIONS                                          70.00
TEMPLETON'S MKT                                              552.11
THE MASA CORP                                              3,500.40
THERMAL TECHNOLOGIES                                       2,625.00
THOMPSON TRUCKING                                         50,020.33
TIME TECHNOLOGIES                                             81.03
TORRENCE PLUMBING                                          8,425.17
TRANE                                                        156.60
TRANSMAN                                                  14,614.79
TREASURER OF VA                                           19,674.97
TUSCOLA SAGINAW BAY RAILWAY                               52,316.33
UMETCO INC                                                21,000.00
UNITED HYDRAULICS INC                                     25,513.83
UNITED WAY OF CENTRAL VA                                   3,985.28
VA CAROLINA BELTING                                        3,093.36
VA DEPT OF TAX                                             1,137.36
VALLEY FASTENERS                                           3,169.01
VBS                                                        1,299.36
VERIZON                                                       53.65
VIRGINIA CAROLINA CONTROLS                                   351.75
VIRGINIA ELECTRONIC COMPONENTS                               650.48
VIRGINIA METAL SERVICE                                     2,308.31
W.E.L. ENTERPRISES                                        13,036.50
WADE, BRANDON                                                 90.90
WENDT DUNNINGTON                                             557.61
WESCO                                                      1,723.99
WESTERN VIRGINIA SERVICE, INC                                 38.00
WEXFORD SAND COMPANY                                      25,280.00
WHEELABRATOR ABRASIVES                                    42,570.00
WHITE, ERNEST                                                 90.90
WIGGINGTON RD FAMILY PRACTICE                                483.00
WILLIAMS, CLARENCE                                         5,306.40
WILLIAMSON & WILMER                                           40.34
WISCONSIN BOX COMPANY                                     10,977.00
WOMEN'S HEALTH SERVICES                                      404.78
XEROX CORPORATION                                          1,771.76
XPEDX                                                      6,500.25
                                                     --------------
                                                     $ 6,259,586.34

LYNCHBURG FOUNDRY
CASE NO. 04-67606
AT 2/28/05

ARCHER CREEK - BANK RECONCILIATION

Bank Balance                                    $         -

Actual Outstanding Checks                        375,612.59
Prepetition Checks Voided in March                12,819.00

Misc Reconciling Items Adjusted in March          (1,944.78)
                                                -----------
                                                 386,486.81

Unadjusted GL Balance                            386,486.81
                                                -----------

Difference                                      $         -
                                                ===========

ARCHER CREEK
OUTSTANDING CHECKS
CASE NO. 04-67606

    DATE     CHECK    OUTSTANDING       DATE      CHECK        OUTSTANDING            DATE        CHECK        OUTSTANDING
 10/8/04     15418          28.35    2/25/05      17905             277.34         2/25/05        17977           1,923.53
 10/8/04     15419          85.61    2/25/05      17907           4,355.12         2/25/05        17978              50.00
 10/8/04     15421          28.35    2/25/05      17908             222.77         2/25/05        17979             890.37
10/11/04     15430          52.67    2/25/05      17909           1,048.65         2/25/05        17980           9,823.72
10/14/04     15447          42.76    2/25/05      17910             287.65         2/25/05        17981             578.40
10/15/04     15452         296.64    2/25/05      17911           1,268.63         2/25/05        17982             154.77
10/15/04     15470         518.33    2/25/05      17912           6,569.63         2/25/05        17983              43.92
10/22/04     15555          48.50    2/25/05      17913           2,318.28         2/25/05        17984             208.46
  1/5/05     16804       1,263.56    2/25/05      17914           1,073.10         2/25/05        17985              11.50
 1/28/05     17333         186.71    2/25/05      17915           3,172.43         2/25/05        17986             611.84
 2/11/05     17583         754.77    2/25/05      17916          10,182.50         2/25/05        17987             362.07
 2/11/05     17629       1,444.37    2/25/05      17917           6,175.45         2/25/05        17988              76.50
 2/11/05     17643          35.47    2/25/05      17918           1,650.00         2/25/05        17989             280.40
 2/11/05     17648         327.18    2/25/05      17919             570.60         2/25/05        17990           1,010.22
 2/15/05     17697         100.00    2/25/05      17920             177.00         2/25/05        17991             203.90
 2/15/05     17717         797.92    2/25/05      17921             241.07         2/25/05        17992           7,185.60
 2/15/05     17718          11.99    2/25/05      17922           1,936.00         2/25/05        17993           7,185.60
 2/15/05     17723         262.28    2/25/05      17923             858.29         2/25/05        17994             269.20
 2/15/05     17727         226.63    2/25/05      17924             987.50         2/25/05        17995           2,124.35
 2/15/05     17728         568.00    2/25/05      17925           3,380.00         2/25/05        17996              13.05
 2/15/05     17731       1,434.00    2/25/05      17926               5.07         2/25/05        17997             231.35
 2/18/05     17790         291.47    2/25/05      17928           7,108.00         2/25/05        17998             619.48
 2/18/05     17794       1,195.94    2/25/05      17929           5,230.00         2/25/05        17999              94.00
 2/18/05     17795         291.29    2/25/05      17930           4,416.12         2/25/05        18000             253.44
 2/18/05     17801         123.00    2/25/05      17931           8,000.00         2/25/05        18001             119.87
 2/18/05     17802          37.50    2/25/05      17932             641.07         2/25/05        18002             648.00
 2/18/05     17804          50.00    2/25/05      17933           3,127.64         2/25/05        18003              12.12
 2/18/05     17808          88.16    2/25/05      17934           7,460.44         2/25/05        18004               8.38
 2/18/05     17809           4.00    2/25/05      17935             735.31         2/25/05        18005             345.31
 2/18/05     17821          96.58    2/25/05      17936           3,500.00         2/25/05        18006             128.00
 2/18/05     17822          12.85    2/25/05      17937             370.00         2/25/05        18007             175.00
 2/18/05     17823       2,015.64    2/25/05      17938              91.29         2/25/05        18008             256.00
 2/18/05     17824         707.50    2/25/05      17939             166.39         2/25/05        18009              15.64
 2/18/05     17826          48.50    2/25/05      17940           5,399.10         2/25/05        18010             250.00
 2/18/05     17827         956.00    2/25/05      17941             198.00         2/25/05        18011              59.98
 2/18/05     17829       7,203.00    2/25/05      17942             624.52         2/25/05        18012             187.99
 2/21/05     17833      25,210.50    2/25/05      17943              50.00         2/25/05        18013           5,941.00
 2/22/05     17845         651.45    2/25/05      17944             151.79         2/25/05        18014             142.50
 2/22/05     17850         113.71    2/25/05      17945           4,322.42         2/25/05        18015           1,286.98
 2/22/05     17851         333.12    2/25/05      17946             825.00         2/25/05        18016             476.38
 2/22/05     17852          42.98    2/25/05      17947             396.00         2/25/05        18018              35.00
 2/22/05     17853          10.50    2/25/05      17948             424.54         2/25/05        18019              30.00
 2/22/05     17854          23.22    2/25/05      17949           1,120.00         2/25/05        18020             956.00
 2/22/05     17855          46.44    2/25/05      17950           1,319.32         2/25/05        18021             703.50
 2/22/05     17856         159.32    2/25/05      17951             429.90         2/25/05        18022          25,210.50
 2/22/05     17857          23.22    2/25/05      17952             588.85         2/25/05        18023             480.00
 2/22/05     17858         143.00    2/25/05      17953           2,145.00         2/28/05        18024              80.00
 2/22/05     17859           9.15    2/25/05      17954           1,236.85         2/28/05        18025             162.00
 2/22/05     17860       1,507.38    2/25/05      17955             562.01         2/28/05        18026           1,362.71
 2/22/05     17861          51.98    2/25/05      17956           2,331.00         2/28/05        18027             310.00
 2/22/05     17862         149.19    2/25/05      17957           1,723.99         2/28/05        18028          36,015.00
 2/22/05     17863       1,840.00    2/25/05      17958          10,977.00         2/28/05        18029           7,119.00
 2/22/05     17866         872.00    2/25/05      17959           2,256.10
 2/22/05     17868         240.00    2/25/05      17960             493.54                                    $ 375,612.59
 2/22/05     17869          10.00    2/25/05      17961              92.38
 2/22/05     17874       3,349.00    2/25/05      17962             125.00
 2/22/05     17875          60.59    2/25/05      17963              93.50
 2/22/05     17876         129.60    2/25/05      17964             863.35
 2/22/05     17877          11.39    2/25/05      17965           9,808.21
 2/22/05     17879          33.22    2/25/05      17966             146.28
 2/22/05     17880         359.06    2/25/05      17967           8,122.00
 2/22/05     17886         890.42    2/25/05      17968             125.00
 2/22/05     17890         106.27    2/25/05      17969              99.23
 2/23/05     17891      34,214.25    2/25/05      17970          10,379.69
 2/25/05     17899          53.25    2/25/05      17971             125.00
 2/25/05     17900       2,572.90    2/25/05      17972              92.30
 2/25/05     17901         127.50    2/25/05      17973             145.82
 2/25/05     17902          45.98    2/25/05      17974             600.00
 2/25/05     17903         221.80    2/25/05      17975           3,649.88
 2/25/05     17904         203.89    2/25/05      17976           3,792.35

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 2/28/2005

                             MONTHLY CASH STATEMENT

                                                                   CASE # 04-67606
                                                        LYNCHBURG FOUNDRIES - (RADFORD FOUNDRY)
                                  ---------------------------------------------------------------------------------------------
        ACCOUNT TYPE              LOCKBOX 77307   DEPOSITORY            AP                PR (HOURLY)      PR (SALARY)
          ACCOUNT #                  1599413      5401086474        2770716419            2770716401       2770716708
            BANK                    Bank One       Stan Fed     Stan Fed - Inactive   Stan Fed - Inactive   Stan Fed      TOTAL
BEGINNING BANK BALANCE                    -           -                  -                     -                -           -
RECEIPTS                                194           -                  -                     -                -         194
TRANSFERS IN  (CORPORATE)                 -           -                  -                     -              107         107
DIP INFLOW                                -           -                  -                     -                -           -
DISBURSEMENTS                             -           -                  -                     -             (107)       (107)
TRANSFERS OUT (CORPORATE)              (194)          -                  -                     -                -        (194)
DIP REPAYMENT                             -           -                  -                     -                -           -
                                     ------         ---                ---                   ---            -----       -----
 ENDING BANK BALANCE                      -           -                  -                     -                -       (0.00)

NOTE: Radford's payroll is consolidated with the Corporate payroll due to immateriality

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: LYNCHBURG FOUNDRY, INC.     Capacity: ___       Shareholder
      Case Number:  04-67606                ___       Officer
                                            ___       Director
                                            ___       Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly     or          Monthly

                                  _______                _______

CURRENT BENEFITS PAID:            Weekly     or          Monthly

        Health Insurance          _______                _______

        Life Insurance            _______                _______

        Retirement                _______                _______

        Company Vehicle           _______                _______

        Entertainment             _______                _______

        Travel                    _______                _______

        Other Benefits            _______                _______

        Total Benefits            _______                _______

CURRENT OTHER BENEFITS PAID:      Weekly     or          Monthly

        Rent Paid                 _______                _______

        Loans                     _______                _______

        Other (Describe)          _______                _______

        Other (Describe)          _______                _______

        Other (Describe)          _______                _______

        Total Other Payments      _______                _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly     or          Monthly

                                  _______                $     0

Dated: MARCH 28, 2005             ___________________________________________
                                  PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Lynchburg Foundry, Inc.
                                                           Case Number: 04-67606

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE                    CARRIER               POLICY PERIOD
--------------------              --------------         -----------------
Property                          Lloyds                 11/1/04-11/1/05
Boiler/Machine                    Hartford               11/1/04-11/1/05
Cargo                             Fireman's Fund         11/1/04-11/1/05
Truck Cargo                       Fireman's Fund         11/1/04-11/1/05

Aviation                          USAIG                  11/1/04-11/1/05

Fiduciary                         St. Paul               11/1/04-11/1/05

Primary D&O                       St. Paul               11/1/04-11/1/05
Excess D&O                        Chubb                  11/1/04-11/1/05
Excess D&O                        Platte River           11/1/04-11/1/05

Crime                             AIG                    12/1/04-12/1/05

General Liability                 ACE                    12/22/04-12/22/05
Umbrella                          National Union         12/22/04-12/22/05

Workers' Comp                     ACE                    12/22/04-6/22/05
Excess Workers' Comp              ACE                    12/22/04-12/22/05

Auto                              ACE                    12/22/04-12/22/05

Foreign (DIC)                     ACE                    12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67608
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
NORTHERN CASTINGS CORP.                     )
                       Debtor               )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       [X]    Operating Statement                         (Form 2)

       [X]    Balance Sheet                               (Form 3)

       [X]    Summary of Operations                       (Form 4)

       [X]    Monthly Cash Statement                      (Form 5)

       [X]    Statement of Compensation                   (Form 6)

       [X]    Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                               YES [X]     NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                               YES [X]     NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                               YES [X]     NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                               YES [X]     NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                               YES [X]     NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: MARCH 28, 2005                   /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer  (248) 952-2500
                                        -----------------------  ---------------
                                        Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 2-28-05
($000's)

                                                                               CASE #04-67608
                                                                                   NORTHERN
                                                                                   CASTINGS
                                                                 ---------------------------------------------
                                                                 Current Month              Total Since Filing
                                                                 -------------              ------------------
 Net Sales                                                         $   1,679                  $      7,449

Cost of Goods Sold
Materials and Freight                                                    354                         2,109
Wages - Hourly                                                           232                         1,086
Wages-Salary                                                              84                           405
Employee Benefits and Pension                                            121                           586
 Repairs & Maintenance                                                   108                           365
Supplies                                                                  93                           431
Utilities                                                                170                           720
Purchased Components/Services                                             92                           267
Income(loss) from Pattern Sales                                          (14)                         (143)
 Fixed Asset - (gain/loss)                                                 -                             -
 MIS Expense                                                              11                            59
 Travel & Entertainment                                                    5                            10
 Other Variable Costs                                                     56                           105
 Depreciation & Amortization                                              42                           211
 Other Allocated Fixed Costs                                               -                             -
 Other Fixed Costs                                                        20                            93
                                                                   ---------                  ------------
Cost of Goods Sold                                                     1,374                         6,304

Gross Profit                                                             305                         1,145

Plant SG&A Expense                                                         -                             -
SG&A Expense - Allocation (Sched 1)                                       49                           241
 Other Operating Expenses                                                  -                             -
                                                                   ---------                  ------------
 Total Operating Expenses                                                 49                           241

 Operating Profit                                                        256                           904

 Outside Interest Income                                                   -                             -
 Outside Interest (Expense)                                                -                             -
 Intercompany Interest Income                                              -                             -
 Intercompany Interest (Expense)                                         (25)                          (36)
 Charges (From) Affiliates                                                 -                             -
 Charges To Affiliates                                                     -                             -
Income/Loss From European Operations                                       -                             -
 Other Income/(Expense)                                                    -                             -
                                                                   ---------                  ------------
 Total Non-Operating Expenses                                            (25)                          (36)

 Income Before Income Taxes                                              231                           868

 Income Tax Expense                                                       (1)                            3
                                                                   ---------                  ------------
 Net Income                                                        $     232                  $        865
                                                                   =========                  ============

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   February
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                   February
                                                   --------
Officer Compensation                               $   189
Salary Expense other Employees                       1,075
Employee Benefits and Pension                           92
Payroll Taxes                                           67
Other Taxes                                             (2)
Rent and Lease Expense                                 184
Interest Expense
Insurance                                               36
Automobile and Truck Expense                            12
Utilities(Gas Electric,Phone)                           33
Depreciation                                            73
Travel and Entertainment                                55
Repairs and Maintenance                                 (3)
Advertising/Promotion                                    0
Supplies, Office Expense                                33

OTHER:
Contributions                                            0
Professional Fees - Audit/Tax                          269
Bank Fees                                               11
Public Reporting Fees                                   16
Employee Relocation/Training                            24
Data Processing                                         31
Dues and Subscriptions                                  20
Outside Services                                       111
Project Development Costs net of Billings              (56)
Director Fees                                           25
Miscellaneous                                           33
Legal Fees                                              29
Cost Allocation - Europe                               (78)
Cost Allocation - Out                                 (219)
                                                   -------
                                                   $ 2,060
                                                   =======

Note: In 2005, Professional fees related to the bankruptcy restructuring have been reclassified to non-operating expense (Other Income/expense). In February, the expense was $2,800,000.

Allocation:
Wagner Castings                              191
Northern Castings                             49
Ironton Iron                                   0
Lynchburg Foundry                            193
Columbus Foundry                             313
Wagner Havana                                  0
Intermet U.S. Holdings                       259
Cast-Matic Corp.                              82
Diversified Diemakers                        257
Ganton Technologies                          168
Tool Products                                137
Corporate                                    411
                                          ------
Total                                     $2,060
                                          ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 2-28-05

                                                           CASE #04-67608
                                                           --------------
                                                              NORTHERN
                                                              CASTINGS
                                                           --------------
Cash And Equivalents                                          $      0
Accounts Receivable                                              2,581
Short-Term Intercompany Receivables                                  0
Inventories                                                        830
Other Current Assets                                                 3
                                                              --------
   TOTAL CURRENT ASSETS                                          3,414

Land and Buildings                                               2,266
 Machinery & Equipment                                           8,644
 Construction In Progress                                            0
                                                              --------
 Total Fixed Assets                                             10,910
 Accumulated Depreciation                                       (9,229)
                                                              --------
   NET FIXED ASSETS                                              1,681

 Investment In Subsidiaries                                          0
Investment In European Operations                                    0
 Long-Term Intercompany Receivables                             11,199
 Deferred Taxes, Long-Term Asset                                     0
 Other Assets                                                      115
                                                              --------

   TOTAL ASSETS                                               $ 16,409
                                                              ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

Accounts Payable                                              $    427
Wages and Salaries (See schedule)                                   65
Taxes Payable - (See schedule)                                      52
                                                              --------
   TOTAL POST PETITION LIABILITIES                                 544

SECURED LIABILITIES:
SECURED BANK DEBT                                                    0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                                0
 Accrued Tax - State                                                 0
 Accrued Property Taxes                                             29
 Accrued Workers Comp                                               53
 Accrued Payroll                                                     0
Accrued Payroll Taxes                                                0
                                                              --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                          82

UNSECURED LIABILITIES
Accounts Payable                                                 1,661
Senior & IDR Bonds                                                   0
                                                              --------
TOTAL UNSECURED LIABILITIES                                      1,661

OTHER LIABILITIES
Accrued Liabilities                                                337
Short-Term Intercompany Payables                                     0
Capital Leases                                                       0
 Retirement Benefits                                                 0
 Deferred Taxes - Long-Term Liability                                0
 Other Long-Term Liabilities                                         0
 Long-Term Intercompany Payables                                     0
 Minority Interest                                                   0
                                                              --------
 TOTAL LIABILITIES                                               2,624

 Common Stock                                                        0
 Capital In Excess Of Par Value                                  1,800
Retained Earnings - Prepetition                                 11,120
Retained Earnings - Post Petition                                  865
Equity In European Operations
 Accumulated Translation Adjustment                                  0
 Minimum Pension Liability Adjustment                                0
 Unearned Restricted Stock                                           0
                                                              --------
TOTAL SHAREHOLDER EQUITY                                        13,785
                                                              --------

 TOTAL LIABILITIES AND EQUITY                                 $ 16,409
                                                              ========

PERIOD ENDED: 2-28-05           NORTHERN CASTINGS CORP.          CASE #04-67608

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                             Balance                                                    Balance
                                              as of              Accrued /          Payments /          as of
                                            1/31/2005            Withheld           Deposits            2/28/05
                                            ----------          ----------          ----------         ----------
Income tax withheld: Federal                ($  5,688)          ($ 28,202)          $  29,288          ($  4,603)
Income tax withheld: State                     (2,597)            (12,651)             13,041             (2,207)
Income tax withheld: Local                          0                   0                   0                  0
FICA Withheld                                  (5,152)            (23,952)             24,404             (4,700)
Employers FICA                                 (4,856)            (17,720)             18,173             (4,403)
Unemployment Tax: Federal                       2,308              (6,269)                  0             (3,961)
Unemployment Tax: State                             0                   0                   0                  0
All Other Payroll W/H                               0                   0                   0                  0

State Taxes: Inc./Sales/Use/Excise             (1,584)               (646)              1,584               (646)
Property Taxes                                (10,000)             (2,500)                  0            (12,500)

Workers Compensation                          (11,768)             (7,000)                111            (18,657)
                                            ---------           ---------           ---------          ---------

Total                                       ($ 39,338)          ($ 98,941)          $  86,601          ($ 51,677)

Wages and Salaries                            (66,641)            (30,778)             32,934            (64,485)
                                            ---------           ---------           ---------          ---------

Grand Total                                 ($105,978)          ($129,719)          $ 119,535          ($116,162)
                                            =========           =========           =========          =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

                                   Total              0-30 Days          30-60 Days         Over 60 Days
                                 ----------          ----------          ----------         ------------
Age in Days (Post Petiition)
Accounts Payable                 $  427,046          $  427,046          $        0          $        0
Accounts Receivable              $2,627,439          $2,293,337          $  241,632          $   92,470

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 2/28/2005

                             MONTHLY CASH STATEMENT

                                                                                       CASE # 04-67608
                                                                                 NORTHERN CASTINGS (HIBBING)
                                                       --------------------------------------------------------------------------
        ACCOUNT TYPE                                   LOCKBOX 77122   DEPOSIT         AP      PR (HOURLY)  PR (SALARY)
         ACCOUNT #                                        1261483     5401086458   2770716435   2770716427   2770716682
           BANK                                          Bank One     Stan. Fed.   Stan. Fed.   Stan. Fed.   Stan. Fed.    TOTAL
BEGINNING BANK BALANCE                                           -             -           -             -           -          -
RECEIPTS                                                   166,019       368,518           -             -           -    534,537
TRANSFERS IN (CORPORATE)                                         -             -     441,914       236,360      69,369    747,643
DIP INFLOW                                                       -             -           -             -           -          -
DISBURSEMENTS                                                    -             -           -      (236,360)    (69,369)  (305,728)
TRANSFERS OUT (CORPORATE)                                 (166,019)     (368,518)   (441,914)            -           -   (976,451)
DIP REPAYMENT                                                    -             -           -             -           -          -
                                                       -----------    ----------  ----------   -----------  ----------   --------
ENDING BANK BALANCE                                              -             -           -             -           -          -

MATERIAL WIRES PAID FOR BY CORPORATE                                                 425,641
CHECKS ISSUED                                                                        407,677
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY
 CORPORATE)                                                                          281,772
                                                                                  ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS
 RECONCILIATION)                                                                  $1,115,090
                                                                                  ==========

OUTSTANDING CHECKS AS OF JANUARY 31                                                  123,770
VOIDED CHECKS OUTSTANDING AS OF JANUARY 31                                                 -
CHECKS ISSUED IN FEBRUARY                                                            407,677
CHECK CLEARED IN FEBRUARY                                                           (440,330) EFT of $ 1,584 not included.
                                                                                  ----------
OUTSTANDING CHECKS AS OF FEBRUARY 28 (SEE OUTSTANDING
 CHECKLIST)                                                                       $   91,117
                                                                                  ==========

NORTHERN CASTINGS CORPORATION                                 CASE NO. 04-67608
CASH DISBURSEMENTS
FEBRUARY 2005

           VENDOR                                          TOTAL DISBURSEMENTS
           ------                                          -------------------
3 Rivers Trucking, Inc                                        $    7,926.14
Aetna                                                              1,341.02
Airgas - North Central                                             4,877.19
Allied Mineral Products Inc                                        2,749.12
Alter Trading                                                     35,000.00
American Colloid                                                  36,115.64
Ameripride Linen                                                   1,474.82
ASI Data Myte Inc                                                    319.50
B & R Engineering                                                  2,804.50
B C M                                                              1,330.00
Baldwin Supply                                                       167.74
BDI - Bearing Service Co                                             332.39
Beardsley & Piper                                                  7,563.00
Beckstrom, Bruce                                                      83.51
Behr Iron                                                        300,000.00
Behr Specialty                                                     3,100.00
Bob Scofield                                                      15,507.50
Bruce R Smith                                                      2,340.00
Carlson Systems Corp                                                  20.33
Carpenter Brothers                                                    71.37
Carquest Auto Parts                                                  363.48
Cast Corporation                                                  44,272.00
Collection Bureau of Little Falls                                    123.36
Disa                                                               8,274.60
Dixie Industrial Finishing                                         1,728.64
Elkem Metals                                                      46,683.99
EMSCO                                                              3,995.80
ENCO                                                                  60.79
Erickson Lumber & Fuel                                               220.58
Express Print                                                      1,807.01
Fastenal Company                                                     806.06
Ferrellgas                                                            74.99
Full Circle Image                                                    161.03
G E Capital                                                        1,017.08
George Bougalis                                                    1,200.00
Gil-Mar Manufacturing                                             16,605.00
GMP Local 21B                                                      1,370.50
Guaranteed Quality Cleaning                                          329.09
Heraeus Electro-Nite Co                                            3,832.18
Hibbing Community College                                          1,570.00
Hibbing Police Association                                            30.00
Hi-Temp                                                            4,793.08
I.R.B Inc.                                                         1,638.00
J. N. Johnson                                                        372.75
Jasper Eng.                                                          799.79
Ken's A-1 Auto                                                        20.00
L & L Rental                                                       1,521.85
Larpen Metallurgical                                                 957.00
Lekatz, Mike                                                       1,607.24
Lerch Brothers                                                       180.00
Lina                                                                   8.00

NORTHERN CASTINGS CORPORATION                                 CASE NO. 04-67608
CASH DISBURSEMENTS
FEBRUARY 2005

           VENDOR                                           TOTAL DISBURSEMENTS
           ------                                           -------------------
Lucarelli, Mark                                                       43.00
Malton Electric                                                      366.18
McMaster-Carr Supply                                                 117.92
Mesabi Office Equipment, Inc                                         566.53
Metokote Corp                                                      5,420.90
Midtown Machine                                                    4,001.70
Midwest Computer Depot                                               126.57
Miller & Co                                                       19,161.03
Minnesota Bearing Co                                               3,336.27
Minnesota Industries                                               2,413.93
Minnsota Power                                                   122,704.14
Minn-Tech Electronics                                                358.50
MN Child Support                                                   6,865.03
MN Dept of Revenue                                                   768.26
MN Supply Co                                                       2,292.31
National Metal Abrasive, Inc                                              -
National Metal Abrasive, Inc                                       6,250.00
Nelsons                                                              200.00
New Castle E-Coating Plus                                            278.08
Northeast Technical                                                1,667.50
Northern Balance & Scale                                           2,302.50
Northern Technologies                                                354.94
Occupational Dev. Center                                           2,843.40
Office North                                                       1,666.30
Omnidyne Croporation                                               2,450.83
PAYROLL DISBURSED (INCLUDES CORP PAYMENTS)                       281,772.07
Pitney Bowes                                                         242.82
Platico Corp                                                         775.39
Precisions Repair                                                    144.10
Provident Life                                                       358.32
PTS, Inc                                                             233.75
Quick, Alan                                                          191.34
Radko Iron & Supply, Inc                                           1,645.40
Range Auto Glass Inc                                                 154.65
Range Steel Fabricators                                            2,172.61
Range Water                                                           47.93
Rapid Rooter                                                         875.00
Reserve Account                                                      500.00
Rose & Erickson Law Firm                                               1.35
RRHS UMCM Mesaba Clinic                                              200.00
Sacco Paint Supply Co                                              1,230.16
Securitas Sec Serv                                                 3,186.74
Seline, Roger                                                      2,120.88
Side Lake Septic                                                     185.00
Sim Supply, Inc                                                      390.55
Simplexgrinnell                                                       59.25
St. Louis County Waste Dept                                       11,000.00
Sullivan Candy & Supply Co                                         1,373.95
Sunny Hill Dist                                                       11.61
Sunrise Bakery                                                        97.51
TDS Metrocom                                                         573.38
Town and Country Electric                                          7,232.01

NORTHERN CASTINGS CORPORATION                                 CASE NO. 04-67608
CASH DISBURSEMENTS
FEBRUARY 2005

           VENDOR                                          TOTAL DISBURSEMENTS
           ------                                          -------------------
Toyota-Lift of MN                                                  1,219.26
Trimark Industrial                                                 1,456.71
Tritec of MN, Inc                                                  4,410.00
TTS                                                                  245.34
UESCO                                                                308.67
Unimin                                                            11,200.00
Utility Chemical                                                   3,847.03
Vesuvius                                                           7,346.16
Vickers Engineering                                               10,826.20
Vista Eyes                                                            57.58
Wally's Drain Cleaning                                               225.00
Wheelabrator                                                       1,068.61
                                                              -------------
                                                              $1,115,089.81

NORTHERN CASTINGS CORP
CASE NO. 04-67608
AT 2/28/05

HIBBING - BANK RECONCILIATION

Bank Balance                                           $        -

Actual Outstanding Checks                               91,116.57
Manual Check #76177 booked in March.                    (2,292.31)
                                                       ----------
                                                        88,824.26

Unadjusted GL Balance                                   88,824.26
                                                       ----------

Difference                                             $        -
                                                       ==========

NORTHERN CASTINGS CORP
OUTSTANDING CHECKS
CASE NO. 04-67608

 DATE                  CHECK                  OUTSTANDING
1/26/05                76015                        11.18
1/26/05                76042                        84.60
2/14/05                76131                     1,370.50
2/14/05                76133                        30.00
2/16/05                76148                     1,200.00
2/16/05                76160                       233.75
2/17/05                76174                     7,563.00
2/17/05                76175                       167.74
2/17/05                76176                        60.79
2/17/05                76177                     2,292.31
2/22/05                76184                     8,274.60
2/22/05                76186                       308.67
2/22/05                76188                       200.00
2/23/05                76190                     2,000.00
2/24/05                76195                       853.27
2/24/05                76196                     1,249.60
2/24/05                76197                    13,978.58
2/24/05                76198                       447.29
2/24/05                76199                       319.50
2/24/05                76200                     2,390.50
2/24/05                76202                       148.30
2/24/05                76203                     1,805.00
2/24/05                76204                       220.58
2/24/05                76205                        96.62
2/24/05                76206                        74.99
2/24/05                76207                       161.03
2/24/05                76208                     4,455.00
2/24/05                76209                     3,832.18
2/24/05                76210                        20.00
2/24/05                76211                       676.16
2/24/05                76212                       180.00
2/24/05                76213                       117.92
2/24/05                76214                     4,001.70
2/24/05                76215                       358.50
2/24/05                76216                     1,105.07
2/24/05                76217                     1,727.39
2/24/05                76218                       278.08
2/24/05                76219                     1,667.50
2/24/05                76220                       900.00
2/24/05                76221                       253.65
2/24/05                76222                       242.82
2/24/05                76223                       773.38
2/24/05                76224                       963.83
2/24/05                76225                        47.93
2/24/05                76226                       689.05
2/24/05                76227                       805.14
2/24/05                76228                       185.00
2/24/05                76229                       199.51
2/24/05                76230                        59.25
2/24/05                76231                       950.41
2/24/05                76232                        97.51
2/24/05                76233                     5,461.85
2/24/05                76234                     1,456.71
2/24/05                76235                     1,240.00
2/24/05                76236                       245.34
2/24/05                76238                        57.58
2/24/05                76240                     1,570.00
2/24/05                76243                        75.00
2/24/05                76245                     1,219.26
2/25/05                76246                     2,815.93
2/25/05                76247                       123.36
2/25/05                76248                       150.32
2/28/05                76249                     1,144.00
2/28/05                76250                     1,287.00
2/28/05                76251                     2,412.20
2/28/05                76252                     1,728.64

                                              $ 91,116.57

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: NORTHERN CASTINGS CORP.            Capacity:         ___      Shareholder
      Case Number: 04-67608                                ___      Officer
                                                           ___      Director
                                                           ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:             Weekly            or             Monthly

                                       _______                          _______

CURRENT BENEFITS PAID:                 Weekly            or             Monthly

           Health Insurance            _______                          _______

           Life Insurance              _______                          _______

           Retirement                  _______                          _______

           Company Vehicle             _______                          _______

           Entertainment               _______                          _______

           Travel                      _______                          _______

           Other Benefits              _______                          _______

           Total Benefits              _______                          _______

CURRENT OTHER BENEFITS PAID:           Weekly            or             Monthly

           Rent Paid                   _______                          _______

           Loans                       _______                          _______

           Other (Describe)            _______                          _______

           Other (Describe)            _______                          _______

           Other (Describe)            _______                          _______

           Total Other Payments        _______                          _______

CURRENT TOTAL OF ALL PAYMENTS:         Weekly            or             Monthly

                                       _______                            $0

Dated: MARCH 28, 2005                  _________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form-6

                                                         Northern Castings Corp.
                                                         Case Number: 04-67608

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                     CARRIER                POLICY PERIOD
--------------                     -------                -------------
Property                           Lloyds                 11/1/04-11/1/05
Boiler/Machine                     Hartford               11/1/04-11/1/05
Cargo                              Fireman's Fund         11/1/04-11/1/05
Truck Cargo                        Fireman's Fund         11/1/04-11/1/05

Aviation                           USAIG                  11/1/04-11/1/05

Fiduciary                          St. Paul               11/1/04-11/1/05

Primary D&O                        St. Paul               11/1/04-11/1/05
Excess D&O                         Chubb                  11/1/04-11/1/05
Excess D&O                         Platte River           11/1/04-11/1/05

Crime                              AIG                    12/1/04-12/1/05

General Liability                  ACE                    12/22/04-12/22/05
Umbrella                           National Union         12/22/04-12/22/05

Workers' Comp                      ACE                    12/22/04-6/22/05
Excess Workers' Comp               ACE                    12/22/04-12/22/05

Auto                               ACE                    12/22/04-12/22/05

Foreign (DIC)                      ACE                    12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )       CASE NO: 04-67613
                                    )       Chapter 11
                                    )       Judge: Marci B. McIvor
SUDBURY, INC.                       )
                      Debtor        )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       [X]     Operating Statement                 (Form 2)

       [X]     Balance Sheet                       (Form 3)

       [X]     Summary of Operations               (Form 4)

       [X]     Monthly Cash Statement              (Form 5)

       [X]     Statement of Compensation           (Form 6)

       [X]     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                          YES [X]   NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                          YES [X]   NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                          YES [X]   NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                          YES [X]   NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                          YES [X]   NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:  MARCH 28, 2005                      /s/ Robert E. Belts
                                            ------------------------------------
                                            Debtor In Possession

                                    Chief Financial Officer     (248) 952-2500
                                    -----------------------     --------------
                                    Title                       Phone

Intermet Corp. and Subsidiaries Operating Statements
For the Month Ended 2-28-05($000's)

                                                CASE # 04-67613
                                                    SUDBURY
                                                     INC.
                                      ---------------------------------
                                      Current Month  Total Since Filing
                                      -------------  ------------------
Net Sales                             $           0   $               0

Cost of Goods Sold

Materials and Freight                             -                   -
Wages - Hourly                                    -                   -
Wages-Salary                                      -                   -
Employee Benefits and Pension                     -                   -
 Repairs & Maintenance                            -                   -
Supplies                                          -                   -
Utilities                                         -                   -
Purchased Components/Services                     -                   -
Income(loss) from Pattern Sales                   -                   -
 Fixed Asset - (gain/loss)                        -                   -
 MIS Expense                                      -                   -
 Travel & Entertainment                           -                   -
 Other Variable Costs                             -                   -
 Depreciation & Amortization                      -                 177
 Other Allocated Fixed Costs                      -                   -
 Other Fixed Costs                                -                  (1)
                                      -------------  ------------------
Cost of Goods Sold                                -                 176

Gross Profit                                      -                (176)

Plant SG&A Expense                                -                   -
SG&A Expense - Allocation (Sched 1)               -                   -
 Other Operating Expenses                         -              62,559
                                      -------------  ------------------
 Total Operating Expenses                         -              62,559

 Operating Profit                                 -             (62,735)

 Outside Interest Income                          -                   -
 Outside Interest (Expense)                       -                   -
 Intercompany Interest Income                     -                   -
 Intercompany Interest (Expense)                  -                 (13)
 Charges (From) Affiliates                        -                   -
 Charges To Affiliates                            -                   -
Income/Loss From European Operations              -                   -
 Other Income/(Expense)                           -                   -
                                      -------------  ------------------
 Total Non-Operating Expenses                     -                 (13)

 Income Before Income Taxes                       -             (62,748)

 Income Tax Expense                               -                   -
                                      -------------  ------------------
 Net Income                           $           0  ($          62,748)
                                      =============  ==================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   February
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            February
                                            --------
Officer Compensation                        $    189
Salary Expense other Employees                 1,075
Employee Benefits and Pension                     92
Payroll Taxes                                     67
Other Taxes                                       (2)
Rent and Lease Expense                           184
Interest Expense
Insurance                                         36
Automobile and Truck Expense                      12
Utilities(Gas Electric,Phone)                     33
Depreciation                                      73
Travel and Entertainment                          55
Repairs and Maintenance                           (3)
Advertising/Promotion                              0
Supplies, Office Expense                          33

OTHER:

Contributions                                      0
Professional Fees - Audit/Tax                    269
Bank Fees                                         11
Public Reporting Fees                             16
Employee Relocation/Training                      24
Data Processing                                   31
Dues and Subscriptions                            20
Outside Services                                 111
Project Development Costs net of Billings        (56)
Director Fees                                     25
Miscellaneous                                     33
Legal Fees                                        29
Cost Allocation - Europe                         (78)
Cost Allocation - Out                           (219)
                                            --------
                                            $  2,060
                                            ========

Note: In 2005, Professional fees related to the bankruptcy restructuring have been reclassified to non-operating expense (Other Income/expense). In February, the expense was $2,800,000.

Allocation:

Wagner Castings                                  191
Northern Castings                                 49
Ironton Iron                                       0
Lynchburg Foundry                                193
Columbus Foundry                                 313
Wagner Havana                                      0
Intermet U.S. Holdings                           259
Cast-Matic Corp.                                  82
Diversified Diemakers                            257
Ganton Technologies                              168
Tool Products                                    137
Corporate                                        411
                                            --------
Total                                       $  2,060
                                            ========

INTERMET Corp. and Subsidiaries
Balance Sheet as of 2-28-05

                                      CASE # 04-67613
                                      ---------------
                                         SUDBURY
                                          INC.
Cash And Equivalents                  $             0
Accounts Receivable                                 7
Short-Term Intercompany Receivables                 0
Inventories                                         0
Other Current Assets                                0
                                      ---------------
   TOTAL CURRENT ASSETS                             7

Land and Buildings                             (2,077)
 Machinery & Equipment                        (23,412)
 Construction In Progress                           0
                                      ---------------
 Total Fixed Assets                           (25,489)
 Accumulated Depreciation                      25,489
                                      ---------------
    NET FIXED ASSETS                                0

 Investment In Subsidiaries                         0
Investment In European Operations                   0
 Long-Term Intercompany Receivables            12,860
 Deferred Taxes, Long-Term Asset                    0
 Other Assets                                      77
                                      ---------------

    TOTAL ASSETS                      $        12,944
                                      ===============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

Accounts Payable                      $             0
Wages and Salaries (See schedule)                   0
Taxes Payable - (See schedule)                      0
                                      ---------------
  TOTAL POST PETITION LIABILITIES                   0

SECURED LIABILITIES:
SECURED BANK DEBT                                   0

PRE-PETITION LIABILITIES:

Taxes and Other Priority
Liabilities:

 Accrued Income Taxes                          (2,031)
 Accrued Tax - State                                0
 Accrued Property Taxes                            47
 Accrued Workers Comp.                              0
 Accrued Payroll                                    0
Accrued Payroll Taxes                               0
                                      ---------------
TOTAL TAXES AND OTHER PRIORITY
LIABILITIES                                    (1,984)

UNSECURED LIABILITIES

Accounts Payable                                    2
Senior & IDR Bonds                                  0
                                      ---------------
TOTAL UNSECURED LIABILITIES                         2

OTHER LIABILITIES

Accrued Liabilities                                 2
Short-Term Intercompany Payables                    0
Capital Leases                                      0
 Retirement Benefits                                0
 Deferred Taxes - Long-Term
 Liability                                          0
 Other Long-Term Liabilities                        0
 Long-Term Intercompany Payables               64,312
 Minority Interest                                  0
                                      ---------------
 TOTAL LIABILITIES                             62,332

 Common Stock                                       0
 Capital In Excess Of Par Value                86,100
Retained Earnings - Prepetition               (72,740)
Retained Earnings - Post Petition             (62,748)
Equity In European Operations                       0
 Accumulated Translation Adjustment                 0
 Minimum Pension Liability
  Adjustment                                        0
 Unearned Restricted Stock                          0
                                      ---------------
TOTAL SHAREHOLDER EQUITY                      (49,388)
                                      ---------------

 TOTAL LIABILITIES AND EQUITY         $        12,944
                                      ===============

PERIOD ENDED: 2-28-05              SUDBURY INC.                   CASE #04-67613

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                  Balance                            Balance
                                   as of     Accrued/   Payments/     as of
                                 1/31/2005   Withheld   Deposits    2/28/2005
                                 --------------------------------------------
Income tax withheld: Federal     $       0   $      0   $       0   $       0
Income tax withheld: State       $       0   $      0   $       0   $       0
Income tax withheld: Local       $       0   $      0   $       0   $       0
FICA Withheld                    $       0   $      0   $       0   $       0
Employers FICA                   $       0   $      0   $       0   $       0
Unemployment Tax: Federal        $       0   $      0   $       0   $       0
Unemployment Tax: State          $       0   $      0   $       0   $       0
All Other Payroll W/H            $       0   $      0   $       0   $       0
                                 $       0   $      0   $       0   $       0
State Taxes:
Inc./Sales/Use/Excise            $       0   $      0   $       0   $       0
Property Taxes                   $       0   $      0   $       0   $       0
                                 $       0

Workers Compensation                     0          0           0           0
                                 --------------------------------------------
Total                            $       0   $      0   $       0   $       0

Wages and Salaries                       0          0           0           0
                                 --------------------------------------------

Grand Total                      $       0   $      0   $       0   $       0
                                 ============================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)     0-30 Days   30-60 Days   Over 60 Days
Accounts Payable                 $       0   $        0   $          0
Accounts Receivable              $       0   $        0   $      7,000

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 2/28/2005

                             MONTHLY CASH STATEMENT

                                                        CASE # 04-67613
                                                         SUDBURY, INC.
                                         ---------------------------------------------
        ACCOUNT TYPE                       INVESTMENT       INVESTMENT
         ACCOUNT #                        413046662076      413046663076
          BANK                           Morgan Stanley    Morgan Stanley       TOTAL
BEGINNING BANK BALANCE                         505            295,729          296,234
RECEIPTS                                        49                420              469
TRANSFERS IN (CORPORATE)                         -                  -                -
DIP INFLOW                                       -                  -                -
DISBURSEMENTS                                    -                  -                -
TRANSFERS OUT (CORPORATE)                        -                  -                -
DIP REPAYMENT                                    -                  -                -
                                         ---------         ----------          -------
ENDING BANK BALANCE                            554            296,150          296,703

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

        The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   SUDBURY, INC.               Capacity:      ___    Shareholder
        Case Number:  04-67613                     ___    Officer
                                                   ___    Director
                                                   ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:            Weekly         or           Monthly

                                      _______                     _______

CURRENT BENEFITS PAID:                Weekly         or           Monthly

               Health Insurance       _______                     _______

               Life Insurance         _______                     _______

               Retirement             _______                     _______

               Company Vehicle        _______                     _______

               Entertainment          _______                     _______

               Travel                 _______                     _______

               Other Benefits         _______                     _______

               Total Benefits         _______                     _______

CURRENT OTHER BENEFITS PAID:          Weekly         or           Monthly

               Rent Paid              _______                     _______

               Loans                  _______                     _______

               Other (Describe)       _______                     _______

               Other (Describe)       _______                     _______

               Other (Describe)       _______                     _______

               Total Other Payments   _______                     _______

CURRENT TOTAL OF ALL PAYMENTS:        Weekly         or           Monthly

                                      _______                     $     0

Dated: MARCH 28, 2005                 ________________________________________
                                      Principal, Officer, Director, or Insider


                                                                          Form 6

                                                                   Sudbury, Inc.
                                                           Case Number: 04-67613

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE               CARRIER                      POLICY PERIOD
--------------               -------                     ---------------
Property                     Lloyds                      11/1/04-11/1/05
Boiler/Machine               Hartford                    11/1/04-11/1/05
Cargo                        Fireman's Fund              11/1/04-11/1/05
Truck Cargo                  Fireman's Fund              11/1/04-11/1/05

Aviation                     USAIG                       11/1/04-11/1/05

Fiduciary                    St. Paul                    11/1/04-11/1/05

Primary D&O                  St. Paul                    11/1/04-11/1/05
Excess D&O                   Chubb                       11/1/04-11/1/05
Excess D&O                   Platte River                11/1/04-11/1/05

Crime                        AIG                         12/1/04-12/1/05

General Liability            ACE                         12/22/04-12/22/05
Umbrella                     National Union              12/22/04-12/22/05

Workers' Comp                ACE                         12/22/04-6/22/05
Excess Workers' Comp         ACE                         12/22/04-12/22/05

Auto                         ACE                         12/22/04-12/22/05

Foreign (DIC)                ACE                         12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67602
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
SUDM, INC.                                  )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

X          Operating Statement                         (Form 2)

X          Balance Sheet                               (Form 3)

X          Summary of Operations                       (Form 4)

X          Monthly Cash Statement                      (Form 5)

X          Statement of Compensation                   (Form 6)

X          Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                           YES [X]           NO  [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                           YES [X]           NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                           YES [X]           NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                           YES [X]           NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                           YES [X]           NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   MARCH 28, 2005                /s/ Robert E. Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer    (248) 952-2500
                                       -----------------------    --------------
                                       Title                      Phone

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

IN RE:  SUDM, INC.                                       CASE NO.  04-67602

      All activity for SUDM, Inc. is reported in the consolidated Columbus Foundry operating report (Case #04- 67609).

                             MONTHLY CASH STATEMENT

                        Period Ending: FEBRUARY 28, 2005

                                                         SUDM, INC.
                                                         Case Number:  04-67602

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                 General   Payroll    Tax    Cash Coll.   Petty Cash
                                  Acct.     Acct.    Acct.     Acct.        Acct.
A. Beginning Balance              _____     _____    _____     _____        _____

B. Receipts                       _____     _____    _____     _____        _____
   (Attach separate schedule)

C. Balance Available              _____     _____    _____     _____        _____
   (A+B)

D. Less Disbursements             _____     _____    _____     _____        _____
   (Attach separate schedule)

E. Ending Balance    ALL ACTIVITY FOR SUDM, INC. IS REPORTED IN THE CONSOLIDATED
   (C-D)             COLUMBUS FOUNDRY OPERATING REPORT (CASE #04-67609).

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

General Account:

         1.       Depository Name & Location     _____________________________

         2.       Account Number                 _____________________________

Payroll Account:

         1.       Depository Name & Location     _____________________________

         2.       Account Number                 _____________________________

Tax Account:

         1.       Depository Name & Location     _____________________________

         2.       Account Number                 _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
 _____________________________________________________________________________

 _____________________________________________________________________________

Date:  MARCH 28, 2005                            _____________________________
                                                 Debtor in Possession

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    SUDM, INC.                     Capacity:         ___      Shareholder
         Case Number:  04-67602                           ___      Officer
                                                          ___      Director
                                                          ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

Current Compensation Paid:        Weekly     or      Monthly

                                  _______            ________

Current Benefits Paid:            Weekly     or      Monthly

        Health Insurance          _______            _______

        Life Insurance            _______            _______

        Retirement                _______            _______

        Company Vehicle           _______            _______

        Entertainment             _______            _______

        Travel                    _______            _______

        Other Benefits            _______            _______

        Total Benefits            _______            _______

CURRENT OTHER BENEFITS PAID:      Weekly     or      Monthly

        Rent Paid                 _______            _______

        Loans                     _______            _______

        Other (Describe)          _______            _______

        Other (Describe)          _______            _______

        Other (Describe)          _______            _______

        Total Other Payments      _______            _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly     or      Monthly

                                  _______            $0

Dated: MARCH 28, 2005             ___________________________________________
                                  PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                      SUDM, Inc.
                                                           Case Number: 04-67602

           Intermet Corporation and Subsidiaries
              Schedule of In-Force Insurance

INSURANCE TYPE           CARRIER           POLICY PERIOD
--------------           -------           -------------
Property                 Lloyds            11/1/04-11/1/05
Boiler/Machine           Hartford          11/1/04-11/1/05
Cargo                    Fireman's Fund    11/1/04-11/1/05
Truck Cargo              Fireman's Fund    11/1/04-11/1/05

Aviation                 USAIG             11/1/04-11/1/05

Fiduciary                St. Paul          11/1/04-11/1/05

Primary D&O              St. Paul          11/1/04-11/1/05
Excess D&O               Chubb             11/1/04-11/1/05
Excess D&O               Platte River      11/1/04-11/1/05

Crime                    AIG               12/1/04-12/1/05

General Liability        ACE               12/22/04-12/22/05
Umbrella                 National Union    12/22/04-12/22/05

Workers' Comp            ACE               12/22/04-6/22/05
Excess Workers' Comp     ACE               12/22/04-12/22/05

Auto                     ACE               12/22/04-12/22/05

Foreign (DIC)            ACE               12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )   CASE NO: 04-67610
                                            )   Chapter 11
                                            )   Judge: Marci B. McIvor
TOOL PRODUCTS, INC.                         )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

          X         Operating Statement                         (Form 2)

          X         Balance Sheet                               (Form 3)

          X         Summary of Operations                       (Form 4)

          X         Monthly Cash Statement                      (Form 5)

          X         Statement of Compensation                   (Form 6)

          X         Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                       YES [X]           NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                       YES [X]           NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                       YES [X]           NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                       YES [X]           NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                       YES [X]           NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   MARCH 28, 2005          /s/Robert E. Belts
                                 --------------------------------------
                                 Debtor In Possession

                                 Chief Financial Officer    (248) 952-2500
                                 -----------------------    -----------------
                                 Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 2-28-05
($000's)


                                                       CASE # 04-67610
                                                            TOOL
                                                       PRODUCTS, INC.
                                             -----------------------------------
                                             Current Month    Total Since Filing
                                             -------------    ------------------
 Net Sales                                    $  4,466         $   23,590

Cost of Goods Sold
Materials and Freight                              415              3,909
Wages - Hourly                                   1,192              5,412
Wages-Salary                                       319              1,291
Employee Benefits and Pension                      515              2,435
 Repairs & Maintenance                             135                481
Supplies                                           216                989
Utilities                                          243              1,138
Purchased Components/Services                      930              4,794
Income(loss) from Pattern Sales                      5                  5
 Fixed Asset - (gain/loss)                           -                  -
 MIS Expense                                        18                 98
 Travel & Entertainment                             16                 50
 Other Variable Costs                               93                374
 Depreciation & Amortization                       228              1,007
 Other Allocated Fixed Costs                         1                  -
 Other Fixed Costs                                  68                288
                                             ---------        -----------
Cost of Goods Sold                               4,394             22,271

Gross Profit                                        72              1,319

Plant SG&A Expense                                  63                318
SG&A Expense - Allocation (Sched 1)                137                655
 Other Operating Expenses                            -                367
                                             ---------        -----------
 Total Operating Expenses                          200              1,340

 Operating Profit                                 (128)               (21)

 Outside Interest Income                             -                  -
 Outside Interest (Expense)                         (6)               (41)
 Intercompany Interest Income                        -                  -
 Intercompany Interest (Expense)                   (99)              (332)
 Charges (From) Affiliates                           -                  -
 Charges To Affiliates                               -                  -
Income/Loss From European Operations                 -                  -
 Other Income/(Expense)                              -                  -
                                             ---------        -----------
 Total Non-Operating Expenses                     (105)              (373)

 Income Before Income Taxes                       (233)              (394)

 Income Tax Expense                                 84                124

                                             ---------        -----------
 Net Income                                  ($    317)       ($      518)
                                             =========        ===========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   February
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                     February
                                                   ------------
Officer Compensation                               $   189
Salary Expense other Employees                       1,075
Employee Benefits and Pension                           92
Payroll Taxes                                           67
Other Taxes                                             (2)
Rent and Lease Expense                                 184
Interest Expense
Insurance                                               36
Automobile and Truck Expense                            12
Utilities(Gas Electric,Phone)                           33
Depreciation                                            73
Travel and Entertainment                                55
Repairs and Maintenance                                 (3)
Advertising/Promotion                                    0
Supplies, Office Expense                                33

OTHER:
Contributions                                            0
Professional Fees - Audit/Tax                          269
Bank Fees                                               11
Public Reporting Fees                                   16
Employee Relocation/Training                            24
Data Processing                                         31
Dues and Subscriptions                                  20
Outside Services                                       111
Project Development Costs net of Billings              (56)
Director Fees                                           25
Miscellaneous                                           33
Legal Fees                                              29
Cost Allocation - Europe                               (78)
Cost Allocation - Out                                 (219)
                                                   -------
                                                   $ 2,060
                                                   =======

Note: In 2005, Professional fees related to the bankruptcy restructuring have been reclassified to non-operating expense (Other Income/expense). In February, the expense was $2,800,000.

Allocation:

Wagner Castings                                      191
Northern Castings                                     49
Ironton Iron                                           0
Lynchburg Foundry                                    193
Columbus Foundry                                     313
Wagner Havana                                          0
Intermet U.S. Holdings                               259
Cast-Matic Corp.                                      82
Diversified Diemakers                                257
Ganton Technologies                                  168
Tool Products                                        137
Corporate                                            411
                                                 -------
Total                                            $ 2,060
                                                 =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 2-28-05

                                                 CASE # 04-67610
                                                ------------------
                                                       TOOL
                                                  PRODUCTS, INC.
                                                ------------------
Cash And Equivalents                                $      3
Accounts Receivable                                    6,936
Short-Term Intercompany Receivables                      651
Inventories                                            4,337
Other Current Assets                                     324
                                                    --------
   TOTAL CURRENT ASSETS                               12,251

Land and Buildings                                    10,872
 Machinery & Equipment                                24,070
 Construction In Progress                                752
                                                    --------
 Total Fixed Assets                                   35,694
 Accumulated Depreciation                            (13,235)
                                                    --------
    NET FIXED ASSETS                                  22,459

 Investment In Subsidiaries                                0
Investment In European Operations                          0
 Long-Term Intercompany Receivables                    9,894
 Deferred Taxes, Long-Term Asset                           0
 Other Assets                                              0
                                                    --------
    TOTAL ASSETS                                    $ 44,604
                                                    ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                    $  1,131
Wages and Salaries  (See schedule)                       135
Taxes Payable - (See schedule)                           374
                                                    --------
  TOTAL POST PETITION LIABILITIES                      1,640

SECURED LIABILITIES:
SECURED BANK DEBT                                          0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                      0
 Accrued Tax - State                                       0
 Accrued Property Taxes                                   64
 Accrued Workers Comp.                                   405
 Accrued Payroll                                          64
Accrued Payroll Taxes                                      0
                                                    --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES               533

UNSECURED LIABILITIES
Accounts Payable                                       6,600
Senior  & IDR Bonds                                        0
                                                    --------
TOTAL UNSECURED LIABILITIES                            6,600

OTHER LIABILITIES
Accrued Liabilities                                    2,546
Short-Term Intercompany Payables                         134
Capital Leases                                           406
 Retirement Benefits                                     232
 Deferred Taxes - Long-Term Liability                      0
 Other Long-Term Liabilities                               0
 Long-Term Intercompany Payables                       1,630
 Minority Interest                                         0
                                                    --------
 TOTAL LIABILITIES                                    13,721

 Common Stock                                              0
 Capital In Excess Of Par Value                       19,200
Retained Earnings - Prepetition                       12,201
Retained Earnings - Post Petition                       (518)
Equity In European Operations                              0
 Accumulated Translation Adjustment                        0
 Minimum Pension Liability Adjustment                      0
 Unearned Restricted Stock                                 0
                                                    --------
TOTAL SHAREHOLDER EQUITY                              30,883
                                                    --------
TOTAL LIABILITIES AND EQUITY                        $ 44,604
                                                    ========

PERIOD ENDED: 2-28-05    TOOL PRODUCTS, INC. (MINNEAPOLIS)   CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                 Balance                                              Balance
                                                  as of            Accrued/         Payments/          as of
                                                 01-31-05          Withheld         Deposits         02-28-05
                                               -------------     -------------     -----------      -------------
Income tax withheld: Federal                     $       0         $       0        $       0         $       0
Income tax withheld: State                       $       0         $       0        $       0         $       0
Income tax withheld: Local                       $       0         $       0        $       0         $       0
FICA Withheld                                    $       0         $       0        $       0         $       0
Employers FICA                                   $       0         $       0        $       0         $       0
Unemployment Tax: Federal                        $       0         $       0        $       0         $       0
Unemployment Tax: State                          $       0         $       0        $       0         $       0
All Other Payroll W/H                            $       0         $       0        $       0         $       0

State Taxes: Inc./Sales/Use/Excise               $       0        ($ 114,000)       $       0        ($ 114,000)
Property Taxes                                  ($  42,302)       ($  11,349)       $       0        ($  53,651)

Workers Compensation                            ($ 107,761)       ($  41,000)       $  49,267        ($  99,493)
                                                ----------        ----------        ---------        ----------
Total                                           ($ 150,062)       ($ 166,349)       $  49,267        ($ 267,144)

Wages and Salaries                              ($  36,470)       ($  30,315)       $       0        ($  66,785)
                                                ----------        ----------        ---------        ----------
Grand Total                                     ($ 186,532)       ($ 196,664)       $  49,267        ($ 333,929)
                                                ==========        ==========        =========        ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petition)                         Total           0-30 Days      30-60 Days       Over 60 Days
Accounts Payable                                 $  924,467        $  924,467        $      0         $       0
Accounts Receivable                              $4,541,779        $2,784,809        $961,459         $ 795,512

PERIOD ENDED: 02-28-05        TOOL PRODUCTS, INC. (JACKSON)       CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                  Balance                                              Balance
                                                   as of           Accrued/         Payments/           as of
                                                 1/31/2005         Withheld         Deposits          2/28/2005
                                               -------------     -------------     -----------      -------------
Income tax withheld: Federal                    ($  8,018)        ($ 48,847)        $  47,277        ($  9,588)
Income tax withheld: State                              0                 0                 0                0
Income tax withheld: Local                              0                 0                 0                0
FICA Withheld                                      (6,146)          (34,116)           33,455           (6,807)
Employers FICA                                     (6,146)          (34,116)           33,455           (6,807)
Unemployment Tax: Federal                          (5,797)           (2,884)                0           (8,681)
Unemployment Tax: State                           (11,999)          (14,015)                0          (26,014)
All Other Payroll W/H                                (264)          (11,490)           11,490             (264)

State Taxes: Inc./Sales/Use/Excise                (31,196)           29,858                 0           (1,338)
Property Taxes                                     (5,000)          (10,000)                0          (15,000)

Workers Compensation                              (31,114)           (6,151)            3,794          (33,471)
                                                ---------         ---------         ---------        ---------
Total                                           ($105,680)        ($131,762)        $ 129,470        ($107,972)

Wages and Salaries                                (42,014)          (41,112)           14,653          (68,473)
                                                ---------         ---------         ---------        ---------
Grand Total                                     ($147,694)        ($172,874)        $ 144,123        ($176,445)
                                                =========         =========         =========        =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                      Total            0-30 Days       30-60 Days       Over 60 Days
Accounts Payable                                ($  207,509)      ($  207,509)      $       0         $       0
Accounts Receivable                              $2,797,487        $2,115,401       $ 311,700         $ 370,387

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 2/28/2005                     MONTHLY CASH STATEMENT

                                                                         CASE # 04-67610
                                                                   TOOL PRODUCTS, INC (JACKSON)
                                ----------------------------------------------------------------------------------------------------
        ACCOUNT TYPE              LOCKBOX  LOCKBOX 672984   LOCKBOX 77881         AP         AP         PR          PR
         ACCOUNT #              5402699408   1851811321       363168104       2770721757 2176982870 2770721765 2176983068
            BANK                 Stan Fed    Comerica     Bank One - Inactive  Stan Fed   Comerica   Stan Fed   Comerica    TOTAL
BEGINNING BANK BALANCE                -              -                  -                         -                    -          -
RECEIPTS                              -        822,316                  -           -           100        -           -    822,416
TRANSFERS IN (CORPORATE)              -              -                  -           -       543,927        -     141,427    685,355
DIP INFLOW                            -              -                  -           -             -        -           -          -
DISBURSEMENTS                         -              -                  -           -      (544,027)       -    (141,427)  (685,455)
TRANSFERS OUT (CORPORATE)             -       (822,316)                 -           -             -        -           -   (822,316)
DIP REPAYMENT                         -              -                  -           -             -        -           -          -
                                -------      ---------    ---------------     -------    ----------  -------   ---------   --------
ENDING BANK BALANCE                   -              -                  -                         -                    -      (0.00)

MATERIAL WIRES PAID FOR BY CORPORATE                                                        757,852
CHECKS ISSUED                                                                               657,118
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                      395,939
                                                                                         ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                             $1,810,909
                                                                                         ==========
OUTSTANDING CHECKS AS OF JANUARY 31                                                         137,116
VOIDED CHECKS OUTSTANDING AS OF JANUARY 31                                                        -
CHECKS ISSUED IN FEBRUARY                                                                   657,118
CHECK CLEARED IN FEBRUARY                                                                  (543,927)
                                                                                         ----------
OUTSTANDING CHECKS AS OF FEBRUARY 28 (SEE OUTSTANDING CHECKLIST)                         $  250,307
                                                                                         ==========

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
FEBRUARY 2005

                 VENDOR                                    TOTAL DISBURSEMENTS
----------------------------------------                   -------------------
AAA PLUMBING & ELECTRICAL                                   $         368.20
ADHESIVE LABEL                                                        449.89
ADVANTAGE ENGINEERING INC.                                            699.90
AH ASSOCIATES                                                       3,200.00
AIR DRAULICS ENGINEERING CO                                         4,178.54
AIRGAS SOUTH                                                        3,722.68
ALCHEM ALUMINUM, INC.                                             380,464.22
ALPHA RESOURCES INC                                                    92.32
ALUAR                                                             299,291.68
AMCOR                                                                 270.00
AMERICAN RED CROSS                                                    320.00
APPLIED INDUSTRIAL TECH                                                73.88
APPLIED SCALE TECHNOLOGY                                              160.00
APRIL PRICE                                                           157.35
AVAYA                                                                 445.00
A-Z OFFICE RESOURCES, INC.                                            631.39
B & B FIRE PROTECTION                                                 308.63
B & B TOOL AND DIE COMPANY INC                                     18,000.00
BELLSOUTH                                                           1,887.69
BERTELKAMP AUTOMATION, INC.                                            36.10
BLUFF CITY ELECTRONICS                                                404.35
BOB FULGHAM                                                           212.72
BROWN & SHARPE MSD                                                  1,800.00
BUHLER INC                                                         15,457.41
CANON FINANCIAL SERVICES, INC.                                        389.61
CHAPTER 13 TRUSTEE                                                  5,053.79
CHEM TREND INCORPORATED                                            26,508.40
CHEM-DRY                                                              289.00
CITY OF JACKSON                                                     1,093.73
COMPRESSORS & TOOLS, INC.                                           2,042.62
CONTRA COSTA                                                          380.00
cts                                                                   800.00
D M E CORP                                                          1,410.70
DANKA INDUSTRIES INC                                                  579.93
DAVE CLARK                                                            310.08
DIECO TOOL & DIE                                                   11,145.00
DIEMER ASSOCIATES INC                                                 958.24
DIMETEK INTERNATIONAL INC                                           1,080.00
EAGLE WAREHOUSE & DIST.                                             4,800.00
ENGINEERED PRODUCTS DIVIS                                           5,626.28
ESTES EXPRESS LINES                                                 1,153.57
FAIRFIELD INN                                                         135.42
FERRELL GAS                                                           543.72
FLOZONE SERVICES INC                                                1,826.45
FLUID POWER OF MEMPHIS                                              3,117.97
FORBERG SCIENTIFIC                                                    774.47
FRANKLIN ELECTROFLUID CO                                              153.55
FREEMAN MFG & SUPPLY                                                  412.36
FUGITT RUBBER AND SUPPLY CO                                         3,769.99
G & H INDUSTRIES                                                      583.46
GENERAL SESSIONS COURT                                                493.59
GESSWEIN                                                              190.84

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
FEBRUARY 2005

                  VENDOR                                   TOTAL DISBURSEMENTS
 ----------------------------------------                  -------------------
GOLDEN KEY REALTORS                                                   650.00
GOODRICH TOOL & SUPPLY                                                451.14
GORDON PETERS                                                       2,486.07
GRAVES METAL PRODUCTS, INC.                                         1,816.39
GRIFFIN TOOL                                                       10,733.34
H C I SUPPLY INC.                                                  14,190.12
HI TEMP PRODUCTS INC                                               10,583.35
I SQUARED R ELEMENT CO., INC.                                       1,858.80
INDEPENDENT COMPUTER  SVC                                             152.06
INDUSTRIAL FIREBRICK WAREHOUSE                                      1,500.14
JACKSON COMMUNICATIONS                                                378.64
JACKSON ENERGY AUTHORITY                                          106,466.63
JIT FORMS                                                             146.51
JONES, GRADY W.-CO. OF MEMPHIS                                        589.30
KENT RUDBECK                                                          480.00
L & S PRECISION TOOL                                                6,050.00
L&H SUPPLY CO INC                                                   5,541.00
LOWE'S COMPANIES                                                      215.24
M.C. GATLIN                                                           118.49
Machine Tool & Supply (JKSN)                                        2,987.04
MACK PEST CONTROL                                                     140.00
MADISON FINISHING INC                                              43,692.05
MARTIN INDUSTRIAL                                                   4,226.02
MCMASTER CARR SUPPLY CO                                             4,502.24
MEDICAL CENTER LABORATORY                                             146.72
METALLICS SYSTEMS CO. L.P.                                            491.46
MIDVALE INDUSTRIES INC                                              4,920.50
MN CHILD SUPPORT PMT CTR                                              168.65
MTRONICS.COM INCORPORATED                                         114,148.96
MULLER OPTICAL CO                                                      70.07
NORTHSIDE MEDICAL CLINC                                               312.00
OFFICE DEPOT                                                           64.61
PARAMOUNT UNIFORM RENTAL                                            2,083.12
PAT WALKER PETTY CASH                                                 703.15
PAUL RECK                                                             159.59
PAYROLL ISSUANCE (INCLUDES WIRES BY CORP                          395,939.11
PENNSYLVANIA STATE CHILD SUPPORT                                      535.40
PRECISION MACH PRODUCTS                                            63,684.87
PRINCE MACHINE                                                        675.12
PYROTEK, INC.                                                      24,923.44
RAMON AYALA DELGADO                                                 1,660.03
RIMROCK CORP                                                       12,709.36
SHERRY CHURCH                                                         109.99
SIDNEY DAVID FLORIST & GIFT                                            32.93
SPAN AMERICA INC                                                   27,119.05
SPECTRO ALLOYS CORP                                                35,887.50
SPECTRUM FINISHING                                                  5,451.80
SPRINT                                                                266.47
State of Tennessee                                                  2,400.00
STRIKO DYNARAD CORPORATION                                          1,109.97
TEC ENVIRONMENTAL LABORATORIES                                        675.00
TENNANT                                                             1,000.00

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
FEBRUARY 2005

                 VENDOR                                    TOTAL DISBURSEMENTS
----------------------------------------                   -------------------
TENNESSEE CHILD SUPPORT                                             4,876.58
TEST EQUIPMENT DISTRIBUTORS                                         3,258.17
THE ROYAL GROUP                                                     7,202.58
TRANSMAN                                                           36,158.62
UNITED SAW AND SUPPLY CO                                              211.00
VERIZON WIRELESS                                                      429.82
WEST TENNESSEE COFFEE SERVICE                                         615.94
WILMA ALLEN                                                        31,469.00
ZYP COATINGS INC.                                                   1,029.00
                                                            ----------------
                                                            $   1,810,908.87

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 2/28/05

JACKSON - BANK RECONCILIATION

Bank Balance                   $         -
Actual Outstanding Checks       250,306.66
Unadjusted GL Balance           250,306.66
                               -----------
Difference                     $         -
                               ===========

JACKSON
OUTSTANDING CHECKS
CASE NO. 04-67610

 DATE         CHECK   OUTSTANDING
 1/6/05        20379     1,128.96
2/10/05        20640        73.88
2/10/05        20686       615.94
2/14/05        20689       289.00
2/17/05        20700       699.90
2/17/05        20712       310.08
2/17/05        20748       456.07
2/24/05        20755       450.99
2/24/05        20756       368.20
2/24/05        20757     1,595.89
2/24/05        20758       811.00
2/24/05        20759     4,218.81
2/24/05        20760    18,000.00
2/24/05        20761       740.08
2/24/05        20763        77.37
2/24/05        20764     7,022.41
2/24/05        20765       389.61
2/24/05        20766     1,279.00
2/24/05        20767     1,093.73
2/24/05        20768        95.00
2/24/05        20769       735.78
2/24/05        20770       210.45
2/24/05        20771     7,645.00
2/24/05        20772       540.00
2/24/05        20773        40.13
2/24/05        20774       874.50
2/24/05        20775     3,117.97
2/24/05        20776       412.36
2/24/05        20777       170.43
2/24/05        20778       435.39
2/24/05        20779        93.39
2/24/05        20780    10,733.34
2/24/05        20782     4,306.01
2/24/05        20783     1,649.00
2/24/05        20784     1,500.14
2/24/05        20785        49.39
2/24/05        20786    78,217.18
2/24/05        20787       480.00
2/24/05        20788       701.45
2/24/05        20789       835.77
2/24/05        20790       140.00
2/24/05        20791    11,763.38
2/24/05        20792       738.37
2/24/05        20793     1,816.02
2/24/05        20794        70.07
2/24/05        20795    31,809.60
2/24/05        20796       312.00
2/24/05        20798       510.04
2/24/05        20799       133.85
2/24/05        20806    22,081.18
2/24/05        20807    10,059.00
2/24/05        20808     1,929.00
2/24/05        20809       571.05
2/24/05        20810       159.59
2/24/05        20811     8,423.60
2/24/05        20812     1,430.68
2/24/05        20813       675.00
2/24/05        20814     1,000.00
2/24/05        20815     1,222.84
2/24/05        20816     1,029.00
2/28/05        20817       109.99
2/28/05        20818     1,858.80
                     ------------
                     $ 250,306.66

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 2/28/2005

                             MONTHLY CASH STATEMENT

                                                                    CASE # 04-67610
                                                             TOOL PRODUCTS - MINNEAPOLIS
                              ----------------------------------------------------------------------------------------------------
          ACCOUNT TYPE         LOCKBOX    LOCKBOX 672990   DEPOSIT          AP           AP          PR         PR
           ACCOUNT #          5402699416   1851811339    104756210449   2770721773   2176982920  2770721781 2176983076
              BANK             Stan Fed     Comerica       US Bank       Stan Fed     Comerica    Stan Fed   Comerica     TOTAL
BEGINNING BANK BALANCE                -               -         10,234           -             -         -           -      10,234
RECEIPTS                              -       3,481,065         91,256           -             0         -           -   3,572,321
TRANSFERS IN (CORPORATE)              -               -              -           -     1,123,832         -      92,135   1,215,968
DIP INFLOW                            -               -              -           -             -         -           -           -
DISBURSEMENTS                         -         (98,557)          (404)          -    (1,123,833)        -     (92,135) (1,314,928)
TRANSFERS OUT (CORPORATE)             -      (3,382,508)       (90,215)          -             -         -           -  (3,472,723)
DIP REPAYMENT                         -               -              -           -             -         -           -          -
                             -----------------------------------------------------------------------------------------------------
ENDING BANK BALANCE                   -               -         10,872           -            (0)         -          -      10,872

MATERIAL WIRES PAID FOR BY CORPORATE                                                     921,873
CHECKS ISSUED                                                                          1,306,115
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                   739,869
                                                                                    ------------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                        $  2,967,856
                                                                                    ============
OUTSTANDING CHECKS AS OF JANUARY 31                                                      197,296
VOIDED CHECKS OUTSTANDING AS OF JANUARY 31                                                  (834)
CHECKS ISSUED IN FEBRUARY                                                              1,306,115
CHECK CLEARED IN FEBRUARY                                                             (1,123,832)
                                                                                    ------------
OUTSTANDING CHECKS AS OF FEBRUARY 28 (SEE OUTSTANDING CHECKLIST)                    $    378,744
                                                                                    ============

TOOL PRODUCTS, INC. (MINNEAPOLIS)                    CASE NO. 04-67610
CASH DISBURSEMENTS
FEBRUARY 2005

             Vendor                                   Total Disbursements
             ------                                   -------------------
A FINKL & SONS CO                                             $ 40,962.51
A&C METALS-SAWING INC                                            1,053.98
ABRASIVE SPECIALISTS                                             1,443.30
ADHESIVE LABEL COMPANY                                             357.80
ADVANTAGE ENG.                                                     319.40
AIR ENGINEERING & SUPPLY                                           119.30
AIR POWER EQUIPMENT CORP                                         2,195.76
AIRPORT & AIRLINE TAXI-CAB                                          52.00
AIRTEC INC.                                                        837.24
ALERT FIRE & SAFETY COMPANY                                        290.39
APPLIED PRODUCTS, INC.                                             482.25
ARROW CRYOGENICS                                                17,637.17
ASSOCIATED BAG COMPANY                                             842.94
AT&T                                                               182.91
AVTEC FINISHING SYSTEMS,INC.                                     1,312.57
BARNES DISTRIBUTION                                                 54.76
BEES INDUSTRIAL SERVICES                                           500.60
BEST SOFTWARE, INC.                                              3,164.52
BOHLER UDDEHOLM CORP.                                           96,801.76
BOYER FORD                                                         359.23
BRAAS COMPANY                                                      458.42
BROWNING & FERRIS                                                  737.28
BUHLER INC                                                      13,191.04
C C DAY COMPANY                                                     37.13
CARBON PRODUCT TECHNOLOGY                                          651.01
CAREFREE SERVICES INC.                                           3,086.23
CENTERPOINT ENERGY MARKETING                                    66,765.86
CENTRAL CONTAINER CORP                                          37,642.36
CERTIFIED POWER INC                                                896.05
CHEM TREND LIMITED PARTNERSHIP                                  33,363.32
CIMA TRANSPORTATION, INC.                                          491.00
CINDY MANCUSO                                                       71.46
CITY OF NEW HOPE                                                 5,141.02
COMMERCIAL SAW                                                      47.25
COMMUNICATIONS UNLIMITED                                           127.80
CONCEPT MACHINE TOOL                                               201.71
CONSOLIDATED CONTAINER COMPANY                                     276.00
CROWLEY & ASSOCIATES                                             9,489.22
CROWN MARKING INC                                                  109.09
CRUCIBLE SERVICE CENTERS                                           125.78
CULLIGAN METRO                                                     142.00
DADANT & SONS, INC                                                 345.06
DAVANNIS INC                                                        66.80
DAVE ALEXANDER                                                      34.77
DAVID OLSON SALES CO                                               597.00
DECO TOOL SUPPLY COMPANY                                         5,181.36
DEEP ROCK WATER COMPANY                                            140.58
DEPARTMENT OF SOCIAL SERVICES                                      150.44
DHL                                                              2,298.12
DIEMER ASSOCIATES INC                                           15,425.65
DOMS INC                                                           210.65
DOODY MECHANICAL SERVICE                                         3,255.50
DRIVER & VEHICLE SVCS                                              364.50

TOOL PRODUCTS, INC. (MINNEAPOLIS)                    CASE NO. 04-67610
CASH DISBURSEMENTS
FEBRUARY 2005

             Vendor                                   Total Disbursements
             ------                                   -------------------
DUNCAN COMPANY                                                   1,604.75
DWAYNE VOSS                                                      1,028.00
DYNAMEX                                                            396.90
EDM SALES & SUPPLIES                                            12,604.06
EDP ENGINEERING GROUP                                           61,244.63
EFECTOR, INC                                                        94.06
EMPLOYERS ASSC.                                                    782.58
ENGINEERED PRODUCTS DIVIS                                       31,805.62
ENTEGEE/ADVANCE POSSIS                                           7,433.90
EXCEL                                                              315.95
FAMILY SUPPORT PAYMENT CENTER                                      151.62
FASTENAL COMPANY                                                 7,815.79
FED EX FREIGHT                                                     249.33
FEDERAL CRANE & HOIST                                            1,500.00
FEDEX FREIGHT EAST                                                 687.37
FERGUSON THRALL DISTRIBUTION                                       447.23
FERRELLGAS                                                       1,363.75
FIFTH THIRD LEASING COMPANY                                     30,108.72
FIREBRICK ENGINEERING                                            3,710.70
FLAME METALS PROCESSING                                            225.00
FOUR SEASONS FLORAL & GIFTS                                        245.53
FRANCI AMES                                                        511.59
FRED FROELICH                                                    2,563.05
FREEDOM FINISHING                                                  302.40
FRISBY P.M.C.                                                    7,065.46
G.W. SMITH AND SONS INC                                            114.90
GARLANDS INC                                                       262.08
GE CAPITAL FLEET SERVICES                                          364.50
GENERAL ELECTRIC CAPITAL                                        30,806.55
GERARD DUNNE                                                        52.69
GLOBAL EXCHANGE SERVICES                                           119.26
GOODIN CO                                                          833.36
H. R. PETERSON CO.                                                 217.20
HARTFIEL COMPANY                                                   314.57
HIGH CALIBER SERVICES                                            2,700.00
HILDRETH                                                         7,773.75
HOLIDAY CREDIT OFFICE                                            1,271.70
HOSE/CONVEYORS INCORPORATED                                      1,284.94
IBM LIMITED SPECIAL BILLING                                          9.00
IMPRINT ENTERPRISES                                                953.24
INDUSTRIAL FLOOR MAINT                                             580.96
INDUSTRIAL HYDRAULIC SERVICE                                     4,022.52
INTERNET INC.                                                    3,043.34
J & W INSTRUMENTS, INC.                                          2,199.04
J M GRIMSTAD                                                       980.46
JEFF JOHNSON                                                     8,609.88
JESCO INDUSTRIAL SUPPLIES                                          139.28
JESKA TECHNICAL SERVICE, INC                                     5,561.95
JIM SANDELL                                                         82.72
JOHN HENRY FOSTER CO                                             2,726.56
KEVIN HEIMANN                                                    1,153.75
KIRSTEN MULARKY                                                    400.00
L & S SERVICES (prev antec)                                      2,030.63

TOOL PRODUCTS, INC. (MINNEAPOLIS)                    CASE NO. 04-67610
CASH DISBURSEMENTS
FEBRUARY 2005

             Vendor                                   Total Disbursements
             ------                                   -------------------
LAKELAND ENG                                                       660.53
LAWSON SOFTWARE                                                  4,276.89
LEEDS PRECISION INSTRUMENT,INC                                      51.12
LEEF BROS INC                                                    8,664.60
LEHIGH SAFETY SHOE CO                                              976.20
LIBERTY MUTUAL INSURANCE GROUP                                      73.46
LOEFFLERS SAFETY SHOE                                              842.65
LOFTEN LABEL, INC.                                                 783.09
LUBE TECH                                                        3,873.34
MACHINE TOOL SUPPLY INC                                            382.95
MAGNATAG                                                           327.05
MARODI INC                                                       1,871.07
MARSHALL NELSON & ASSOC                                          1,177.79
MATT HANKEN                                                      1,054.23
MATUSHAK LEON                                                       81.74
MCMASTER CARR SUPPLY CO                                          3,642.92
METAL TREATERS INC                                               3,189.35
METALMATIC                                                      70,962.57
METROCALL                                                           29.24
MHC SOFTWARE                                                       175.54
MICHAEL DAHLEN                                                     354.13
MICRO-WELD                                                       2,035.00
MIDWEST MACHINE TOOL                                               414.90
MIDWEST SIGN & SCREEN PRINTING                                      25.68
MINN CHILD SUPPORT PAYMENT CTR                                   7,923.82
MINNESOTA DEPT OF ECONOMIC SEC                                     428.86
MINNESOTA DEPT OF REVENUE                                        8,338.00
MINNESOTA DEPT OF REVENUE                                          454.12
MINNESOTA GLOVE INC                                                166.93
MINNESOTA SAFETY COUNCIL INC                                       355.00
MINNESOTA STATE BOARD OF ELEC                                       40.00
NADCA                                                              200.00
NATIONAL KARD                                                    1,147.25
NATIONAL TOOL & MANUFACTURING                                   40,987.69
NEW DIMENSION PLATING                                            3,926.40
NEWARK ELECTRONICS                                                 272.14
NORANDA ALUMINUM                                               100,912.08
NORTH SECOND STREET STEEL                                          133.85
NORTHERN SANITARY SUPPLY                                         1,437.16
NOTT CO.                                                           210.89
NOVOTECHNIK U.S. INC                                             1,053.64
OCCUPATIONAL MEDICINE                                              810.00
OLSEN CHAIN & CABLE                                                494.12
OSI ENVIRONMENTAL                                               16,320.22
P F C EQUIPMENT                                                  1,657.83
PAM'S POLISHING                                                  2,200.00
PARAGON TECHNOLOGIES                                               156.56
PARAMETRIC TECHNOLOGY CORP.                                     17,417.59
PARK NICOLLET MEDICAL CTR                                           69.50
PAUL KARNOWSKI                                                     215.47
PERSONNEL RESEARCH SERVICES                                        683.00
PETTY CASH                                                         642.76
PHYGEN, INC.                                                       960.00

TOOL PRODUCTS, INC. (MINNEAPOLIS)                    CASE NO. 04-67610
CASH DISBURSEMENTS
FEBRUARY 2005

             Vendor                                   Total Disbursements
             ------                                   -------------------
PINE BEND LANDFILL                                                 133.90
PIONEER METAL FINISHING                                          2,447.35
PIRTEK PLYMOUTH                                                    655.34
POLCO METAL FINISHING INC                                          351.60
POWDER TECH                                                     10,508.13
PRECISION POLISHING                                              5,694.00
PRECISION PUNCH & PLASTIC                                          283.42
PRECISION SAW                                                    6,709.58
PRECISION TOOL CO.                                               1,273.53
PRO STAFF                                                        3,476.93
PROCESS MEASURMENT                                               1,173.47
PRODUCTIVITY INC                                                 2,007.26
PROFILE TOOL & ENG INC                                          37,960.00
PROGRESSIVE COMPONENTS                                           1,405.15
PROGRESSIVE ENGINEERING TECH                                       750.31
PROLIFT SERVICES, INC                                            1,701.98
PYROTEK                                                            873.76
QUAD STEEL                                                       5,388.00
QUEST ENGINEERING INC                                            1,751.44
QWEST DEX MEDIA EAST LLC                                            34.80
RAY DAY                                                            600.00
RELIASTAR BANKERS                                                1,572.38
RELIASTAR LIFE INSURANCE CO.                                     4,925.49
RELIZON                                                             93.96
REPLENEX (A-1 CUTTING TOOLS)                                       984.12
RICE INDUSTRIES                                                  3,622.27
RICK KRAMBER                                                       163.88
RIMROCK CORP                                                    17,616.79
RIVER CITY PACKAGING                                             1,888.80
ROBERTS AUTOMATIC PROD INC                                       2,204.29
ROCHESTER TOOL & CUTTER                                            672.25
RYER FOOD                                                          467.00
S & T OFFICE PRODUCTS INC                                        1,623.52
S.K. MISRA                                                          58.00
SAVOIE SUPPLY CO. INC.                                           2,577.83
SBC PAGING                                                          44.05
SHAD NELSON                                                      3,771.60
SPECTRO ALLOYS CORP                                            733,426.40
SPECTRUM FINISHING                                               2,640.12
SPECTRUM INDUSTRIES                                             14,937.21
SPHERION                                                        78,276.00
SPIRIT TOOL & DIE                                                7,746.66
SPRAY RITE INC                                                  14,250.85
STAR TRIBUNE                                                       700.42
STERLING INC.                                                    1,041.15
STEVEN TURDO                                                     1,296.40
STREET FLEET                                                        29.78
STRIKO DYNARAD CORPORATION                                      54,746.50
SUB-MEX                                                         57,196.00
SUNSOURCE                                                          102.11
TEMP AIR                                                         1,057.66
TEMPLE-INLAND                                                    9,521.86
TEXTRON FASTENING SYSTEMS                                        2,731.80

TOOL PRODUCTS, INC. (MINNEAPOLIS)                    CASE NO. 04-67610
CASH DISBURSEMENTS
FEBRUARY 2005

             Vendor                                   Total Disbursements
             ------                                   -------------------
THOMAS ZAGER                                                       557.67
TILSNER CARTON CO.                                               9,075.28
TOLL COMPANY                                                     2,581.75
TOOL FABRICATION CORP                                              231.56
TOOLING ASSOCIATES                                               2,291.81
TOSHIBA MACHINE COMPANY                                            602.14
TOYOTA-LIFT OF MINNESOTA                                           594.62
TRANS-MAN LOGISTICS, INC.                                       61,129.19
TROUT ENTERPRISES, INC.                                          2,599.00
TRU-TONE FINISHING                                               5,055.00
TULL BEARINGS CO                                                   529.01
TWIN CITY OPTICAL CO., INC.                                        144.26
TWIN PINES METROLOGY LTD.                                        1,214.00
ULINE SHIPPING SUPPLIES                                            653.00
UNITED ELECTRIC CORP                                             4,410.20
UNITED STATES TREASURY                                             100.00
UNUM LIFE INS. CO. OF AMERICA                                    8,841.82
UNUM LIFE INS. CO. OF AMERICA                                    1,113.15
VALMONT/APPLIED COATING TECH.                                    6,107.46
VIKING ELECTRIC SUPPLY INC.                                        641.44
VOICE & DATA NETWORKS, INC                                         626.68
W W GRAINGER INC                                                 2,980.24
WALTER HAMMOND CO                                                  371.48
WESTMAN SERVICE                                                    320.00
WEYERHAEUSER                                                        40.00
WIRE WORX                                                        1,275.00
WISCONSIN SCTF                                                     202.00
XCEL ENERGY                                                     57,533.37
XTREME MACHINE, INC.                                            10,500.00
PAYROLL DISBURSED (INCLUDES CORP PAYROLL)                      739,868.56
                                                           --------------
                                                           $ 2,967,856.38

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 2/28/05

MINNEAPOLIS - BANK RECONCILIATION

Bank Balance                                    -
Actual Outstanding Checks            $ 378,744.14
Miscellaneous Reconciling Items
Adjusted in March                          (13.72)
                                     ------------
                                       378,730.42
Unadjusted GL Balance                  378,730.42
                                     ------------
Difference                           $          -
                                     ============

MINNEAPOLIS
OUTSTANDING CHECK LIST
CASE NO. 04-67610

   DATE        CHECK       OUTSTANDING       DATE         CHECK      OUTSTANDING
 11/8/04       451757         271.85        2/25/05       453595       1,050.90
11/11/04       451812         500.00        2/25/05       453596         918.00
11/15/04       451855         124.74        2/25/05       453597      10,430.00
 12/2/04       452035          60.50        2/25/05       453598       1,002.34
 12/3/04       452068         192.32        2/25/05       453599         134.53
 12/3/04       452086         403.25        2/25/05       453600         307.81
 12/8/04       452188         105.53        2/25/05       453601         199.65
12/21/04       452371         406.30        2/25/05       453602       1,092.06
12/28/04       452484         114.01        2/25/05       453603       2,577.83
12/29/04       452490          45.46        2/25/05       453604         906.92
 1/13/05       452731         399.78        2/25/05       453605       4,740.04
 1/14/05       452845         100.60        2/25/05       453606       7,746.66
 1/25/05       452988       6,145.00        2/25/05       453607         556.38
 1/27/05       453057          96.29        2/25/05       453608          29.78
  2/3/05       453124         120.00        2/25/05       453609      12,481.84
  2/7/05       453222          80.00        2/25/05       453610         102.11
 2/10/05       453249         364.50        2/25/05       453611         468.23
 2/10/05       453288         336.90        2/25/05       453612         188.90
 2/10/05       453305         150.00        2/25/05       453613          84.55
 2/10/05       453337         188.22        2/25/05       453614         260.97
 2/14/05       453357         210.65        2/25/05       453616       1,583.18
 2/14/05       453367          82.21        2/25/05       453617          25.00
 2/17/05       453390         188.50        2/25/05       453618       1,075.02
 2/17/05       453428         187.00        2/25/05       453619         762.31
 2/17/05       453443          20.00        2/25/05       453620         101.05
 2/17/05       453455         160.22        2/25/05       453621          40.00
 2/17/05       453459          93.96        2/25/05       453622         480.00
 2/17/05       453463       1,380.40        2/25/05       453623          50.50
 2/17/05       453477         185.54        2/25/05       453549      15,425.65
 2/17/05       453479         450.00        2/25/05       453550         729.18
 2/18/05       453488          71.46        2/25/05       453551          25.52
 2/18/05       453490         160.00        2/25/05       453552      31,805.62
 2/18/05       453491       1,200.00        2/25/05       453553          50.54
 2/18/05       453494       1,200.00        2/25/05       453555       2,317.47
 2/18/05       453497         995.97        2/25/05       453556         514.13
 2/18/05       453500         396.42        2/25/05       453557      30,108.72
 2/18/05       453501         238.00        2/25/05       453558       1,422.00
 2/22/05       453505         409.60        2/25/05       453559      15,497.73
 2/22/05       453506         253.03        2/25/05       453560          68.75
 2/22/05       453508       1,250.00        2/25/05       453561         500.54
 2/22/05       453510      24,200.44        2/25/05       453562         186.33
 2/23/05       453511         458.42        2/25/05       453563       2,700.00
 2/23/05       453512      20,338.08        2/25/05       453564       2,667.50
 2/23/05       453513         130.00        2/25/05       453565           9.00
 2/23/05       453514         977.25        2/25/05       453566         435.17
 2/23/05       453516          51.32        2/25/05       453567       2,742.84
 2/24/05       453518       6,860.98        2/25/05       453568         115.69
 2/24/05       453519          24.00        2/25/05       453569         139.28
 2/24/05       453523         395.54        2/25/05       453571         163.88
 2/24/05       453524         200.00        2/25/05       453573       4,035.44
 2/24/05       453525         372.50        2/25/05       453574          73.46
 2/24/05       453526       1,888.80        2/25/05       453575       2,168.59
 2/24/05       453527         992.28        2/25/05       453576       1,348.50
 2/25/05       453528         327.16        2/25/05       453577         385.32
 2/25/05       453529          74.18        2/25/05       453578       2,221.80
 2/25/05       453530          52.00        2/25/05       453579          29.24
 2/25/05       453531         290.39        2/25/05       453580         414.90
 2/25/05       453534         222.38        2/25/05       453581       2,228.39
 2/25/05       453537       4,793.78        2/25/05       453582         113.53
 2/25/05       453538       1,103.24        2/25/05       453583         200.00
 2/25/05       453539         651.01        2/25/05       453584       3,434.70
 2/25/05       453540      66,765.86        2/25/05       453585       1,912.80
 2/25/05       453541         191.80        2/25/05       453586         133.85
 2/25/05       453542         127.80        2/25/05       453587         268.43
 2/25/05       453543       9,489.22        2/25/05       453588         555.00
 2/25/05       453544         179.56        2/25/05       453589         960.00
 2/25/05       453545         354.13        2/25/05       453590          69.50
 2/25/05       453546         894.26        2/28/05       453624         294.83
 2/25/05       453547         140.58        2/28/05       453625         302.40
 2/25/05       453548          37.61        2/28/05       453626      28,054.65
 2/25/05       453591       1,218.15        2/28/05       453627         156.56
 2/25/05       453593       4,303.62        2/28/05       453628         120.60
 2/25/05       453594       2,990.00        2/28/05       453629       1,805.00
                                                                    -----------
                                                                    $378,744.14


               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: TOOL PRODUCTS, INC.     Capacity:  ___      Shareholder
      Case Number: 04-67610              ___      Officer
                                         ___      Director
                                         ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly           or                Monthly

                                    _______                            _______

CURRENT BENEFITS PAID:              Weekly           or                Monthly

             Health Insurance       _______                            _______

             Life Insurance         _______                            _______

             Retirement             _______                            _______

             Company Vehicle        _______                            _______

             Entertainment          _______                            _______

             Travel                 _______                            _______

             Other Benefits         _______                            _______

             Total Benefits         _______                            _______

CURRENT OTHER BENEFITS PAID:        Weekly           or                Monthly

             Rent Paid              _______                            _______

             Loans                  _______                            _______

             Other (Describe)       _______                            _______

             Other (Describe)       _______                            _______

             Other (Describe)       _______                            _______

             Total Other Payments   _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly            or                Monthly

                                    _______                            $0

Dated: MARCH 28, 2005                  _________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                             Tool Products, Inc.
                                                           Case Number: 04-67610

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE            CARRIER           POLICY PERIOD
--------------            -------           -------------
Property                  Lloyds            11/1/04-11/1/05
Boiler/Machine            Hartford          11/1/04-11/1/05
Cargo                     Fireman's Fund    11/1/04-11/1/05
Truck Cargo               Fireman's Fund    11/1/04-11/1/05

Aviation                  USAIG             11/1/04-11/1/05

Fiduciary                 St. Paul          11/1/04-11/1/05

Primary D&O               St. Paul          11/1/04-11/1/05
Excess D&O                Chubb             11/1/04-11/1/05
Excess D&O                Platte River      11/1/04-11/1/05

Crime                     AIG               12/1/04-12/1/05

General Liability         ACE               12/22/04-12/22/05
Umbrella                  National Union    12/22/04-12/22/05

Workers' Comp             ACE               12/22/04-6/22/05
Excess Workers' Comp      ACE               12/22/04-12/22/05

Auto                      ACE               12/22/04-12/22/05

Foreign (DIC)             ACE               12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                               )
INTERMET CORPORATION, ET AL          )      CASE NO: 04-67614
                                     )      Chapter 11
                                     )      Judge: Marci B. McIvor
WAGNER CASTINGS CO.                  )
                         Debtor      )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

        X    Operating Statement                     (Form 2)

        X    Balance Sheet                           (Form 3)

        X    Summary of Operations                   (Form 4)

        X    Monthly Cash Statement                  (Form 5)

        X    Statement of Compensation               (Form 6)

        X    Schedule of In-Force Insurance          (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                     YES [X]      NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                     YES [X]      NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                     YES [X]      NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                     YES [X]      NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                     YES [X]      NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: MARCH 28, 2005                 /s/ Robert E. Belts
                                      ------------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer   (248) 952-2500
                                      -----------------------   ----------------
                                      Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 2-28-05
($000's)

                                                  CASE #04-67614
                                                      WAGNER
                                                     CASTINGS
                                      -------------------------------------
                                      Current Month      Total Since Filing
                                      -------------      ------------------
Net Sales                              $     5,323             $26,483

Cost of Goods Sold
Materials and Freight                        1,226               6,613
Wages - Hourly                                 659               3,598
Wages-Salary                                   269               2,011
Employee Benefits and Pension                1,004               6,539
 Repairs & Maintenance                         267               1,146
Supplies                                       269               1,315
Utilities                                      496               2,289
Purchased Components/Services                  773               3,801
Income(loss) from Pattern Sales                 23                 (45)
 Fixed Asset - (gain/loss)                       -                 (11)
 MIS Expense                                    39                 214
 Travel & Entertainment                          4                  13
 Other Variable Costs                           25                 649
 Depreciation & Amortization                   321               1,693
 Other Allocated Fixed Costs                    (1)                 (3)
 Other Fixed Costs                             174                 816
                                      ------------            --------
Cost of Goods Sold                           5,548              30,638

Gross Profit                                  (225)             (4,155)

Plant SG&A Expense                              19                 100
SG&A Expense - Allocation (Sched 1)            191                 913
 Other Operating Expenses                      393                 923
                                      ------------            --------
 Total Operating Expenses                      603               1,936

 Operating Profit                             (828)             (6,091)

 Outside Interest Income                         -                   -
 Outside Interest (Expense)                      -                   -
 Intercompany Interest Income                    -                   -
 Intercompany Interest (Expense)              (132)               (328)
 Charges (From) Affiliates                       -                   -
 Charges To Affiliates                           -                   -
Income/Loss From European Operations             -                   -
 Other Income/(Expense)                          -                  (2)
                                      ------------            --------
 Total Non-Operating Expenses                 (132)               (330)

 Income Before Income Taxes                   (960)             (6,421)

 Income Tax Expense                              -                   -

                                      ------------            --------
 Net Income                           ($       960)           ($ 6,421)
                                      ============            ========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   February
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                              February
                                                              --------
Officer Compensation                                          $    189
Salary Expense other Employees                                   1,075
Employee Benefits and Pension                                       92
Payroll Taxes                                                       67
Other Taxes                                                         (2)
Rent and Lease Expense                                             184
Interest Expense
Insurance                                                           36
Automobile and Truck Expense                                        12
Utilities(Gas Electric,Phone)                                       33
Depreciation                                                        73
Travel and Entertainment                                            55
Repairs and Maintenance                                             (3)
Advertising/Promotion                                                0
Supplies, Office Expense                                            33

OTHER:
Contributions                                                        0
Professional Fees - Audit/Tax                                      269
Bank Fees                                                           11
Public Reporting Fees                                               16
Employee Relocation/Training                                        24
Data Processing                                                     31
Dues and Subscriptions                                              20
Outside Services                                                   111
Project Development Costs net of Billings                          (56)
Director Fees                                                       25
Miscellaneous                                                       33
Legal Fees                                                          29
Cost Allocation - Europe                                           (78)
Cost Allocation - Out                                             (219)
                                                              --------
                                                              $  2,060
                                                              ========

Note: In 2005, Professional fees related to the bankruptcy restructuring have been reclassified to non-operating expense (Other Income/expense). In February, the expense was $2,800,000.

Allocation:

Wagner Castings                                191
Northern Castings                               49
Ironton Iron                                     0
Lynchburg Foundry                              193
Columbus Foundry                               313
Wagner Havana                                    0
Intermet U.S. Holdings                         259
Cast-Matic Corp.                                82
Diversified Diemakers                          257
Ganton Technologies                            168
Tool Products                                  137
Corporate                                      411
                                            ------
Total                                       $2,060
                                            ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 2-28-05

                                              CASE #04-67614
                                              --------------
                                                  WAGNER
                                                 CASTINGS
                                              --------------
Cash And Equivalents                             $     31
Accounts Receivable                                 8,265
Short-Term Intercompany Receivables                   125
Inventories                                         5,969
Other Current Assets                                  619
                                                 --------
   TOTAL CURRENT ASSETS                            15,009

Land and Buildings                                  2,412
 Machinery & Equipment                             58,079
 Construction In Progress                             854
                                                 --------
 Total Fixed Assets                                61,345
 Accumulated Depreciation                         (47,759)
                                                 --------
    NET FIXED ASSETS                               13,586

 Investment In Subsidiaries                             0
Investment In European Operations                       0
 Long-Term Intercompany Receivables                     0
 Deferred Taxes, Long-Term Asset                        0
 Other Assets                                         170
                                                 --------

    TOTAL ASSETS                                 $ 28,765
                                                 ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                 $    842
Wages and Salaries  (See schedule)                    567
Taxes Payable - (See schedule)                        139
                                                 --------
  TOTAL POST PETITION LIABILITIES                   1,548

SECURED LIABILITIES:
SECURED BANK DEBT                                       0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                   0
 Accrued Tax - State                                    0
 Accrued Property Taxes                                51
 Accrued Workers Comp.                              1,165
 Accrued Payroll                                       14
Accrued Payroll Taxes                                   0
                                                 --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES          1,230

UNSECURED LIABILITIES
Accounts Payable                                    6,378
Senior  & IDR Bonds                                     0
                                                 --------
TOTAL UNSECURED LIABILITIES                         6,378

OTHER LIABILITIES
Accrued Liabilities                                 1,909
Short-Term Intercompany Payables                        5
Capital Leases                                          0
 Retirement Benefits                               (1,603)
 Deferred Taxes - Long-Term Liability                   0
 Other Long-Term Liabilities                            0
 Long-Term Intercompany Payables                    8,974
 Minority Interest                                      0
                                                 --------
 TOTAL LIABILITIES                                 18,441

 Common Stock                                           0
 Capital In Excess Of Par Value                    17,027
Retained Earnings - Prepetition                      (282)
Retained Earnings - Post Petition                  (6,421)
Equity In European Operations
 Accumulated Translation Adjustment                     0
 Minimum Pension Liability Adjustment                   0
 Unearned Restricted Stock                              0
                                                 --------
TOTAL SHAREHOLDER EQUITY                           10,324
                                                 --------

 TOTAL LIABILITIES AND EQUITY                    $ 28,765
                                                 ========

PERIOD ENDED: 2-28-05         WAGNER CASTINGS COMPANY             CASE #04-67614

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                            Balance                                                 Balance
                                             as of          Accrued /          Payments /            as of
                                           01-31-05          Withheld           Deposits            02-28-05
                                           ---------         ---------         ----------           --------
Income tax withheld: Federal                ($13,038)      ($   98,857)        $   98,841          ($  13,053)
Income tax withheld: State                    (4,098)          (26,240)            26,132              (4,206)
Income tax withheld: Local                         0                 0                  0                   0
FICA Withheld                                 (6,677)          (70,421)            70,484              (6,614)
Employers FICA                               (25,986)          (69,421)            70,484             (24,923)
Unemployment Tax: Federal                     (2,344)           (5,872)             6,514              (1,702)
Unemployment Tax: State                      (27,763)          (86,211)            93,223             (20,750)
All Other Payroll W/H                        (23,590)          (78,928)            78,459             (24,059)

State Taxes: Inc./Sales/Use/Excise               (82)               (2)                82                  (2)
Property Taxes                               (23,829)           (6,000)                 0             (29,829)

Workers Compensation                           9,784           (53,076)            29,182             (14,110)
                                           ---------       -----------         ----------          ----------

Total                                      ($117,622)      ($  495,027)        $  473,402          ($ 139,247)

Wages and Salaries                          (231,134)         (972,144)           636,432            (566,846)
                                           ---------       -----------         ----------          ----------

Grand Total                                ($348,756)      ($1,467,171)        $1,109,833          ($ 706,094)
                                           =========       ===========         ==========          ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days                                    Total             0-30 Days       30-60 Days        Over 60 Days
Accounts Payable - Post Petition           $     842,089          748,024.20      94,064.95                   -
Accounts Receivable -Pre & Post             9,418,035.96        7,641,725.35     556,432.92        1,219,877.69

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 2/28/2005

                                                                        MONTHLY CASH STATEMENT
                                                                            CASE # 04-67614
                                                                       WAGNER CASTINGS (DECATUR)
                                      ------------------------------------------------------------------------------------------
           ACCOUNT TYPE               LOCKBOX 771149   DEPOSIT         AP        CHECKING   PR (HOURLY)  PR (SALARY)
            ACCOUNT #                         256543  5401086433   2770716518    35223301    2770716500  2770716666
              BANK                       Bank One     Stan. Fed.   Stan. Fed.   First Bank   Stan. Fed.   Stan. Fed.    TOTAL
BEGINNING BANK BALANCE                           -             -            -     29,913             -           -        29,913
RECEIPTS                                 3,144,574     2,739,738     3,354.06          -             -           -     5,887,666
TRANSFERS IN (CORPORATE)                         -             -    1,895,126          -       170,515       1,307     2,066,948
DIP INFLOW                                       -             -            -          -             -           -             -
DISBURSEMENTS                                    -             -   (1,898,480)         -      (170,515)     (1,307)   (2,070,302)
TRANSFERS OUT (CORPORATE)               (3,144,574)   (2,739,738)           -          -             -           -    (5,884,312)
DIP REPAYMENT                                    -             -            -          -             -           -             -
                                        ----------    ----------   ----------     ------      --------      ------    ----------
ENDING BANK BALANCE                              -             -            -     29,913             -           -        29,913

MATERIAL WIRES PAID FOR BY
  CORPORATE                                                         1,355,570
CHECKS ISSUED                                                       1,921,192
PAYROLL DISBURSED (INCLUDES
  PAYROLL PAID BY CORPORATE)                                          750,476
                                                                   ----------
TOTAL DISBURSEMENTS (SEE TOTAL
  DISBURSEMENTS RECONCILIATION)                                    $4,027,238
                                                                   ==========

OUTSTANDING CHECKS AS OF JANUARY 31                                   389,293
VOIDED CHECKS OUTSTANDING AS OF
  JANUARY 31                                                                -
CHECKS ISSUED IN FEBRUARY                                           1,921,192
CHECK CLEARED IN FEBRUARY                                          (1,895,126)  Does not include $ 3,354.06 of checks posted and
                                                                   ----------   returned.
OUTSTANDING CHECKS AS OF FEBRUARY 28
  (SEE OUTSTANDING CHECKLIST)                                      $  415,359
                                                                   ==========

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
FEBRUARY 2005

                VENDOR                                 TOTAL DISBURSEMENTS
                ------                                 -------------------
A D BROOKS                                               $       440.00
ABB INC                                                      (32,540.19)
ADA JACKSON                                                      440.00
ADVANCED CARBIDE TOOL                                          1,479.85
AETNA US HEALTHCARE                                           16,534.27
AIR LIQUIED INDUSTRIAL US LP                                  10,122.84
ALLIED ELECTRONICS INC                                            94.47
ALLIED MINERAL PRODUCTS INC                                   40,849.87
AMERENIP                                                 $   260,105.44
AMERICASH LOANS LLC                                              472.92
ANN ROYER                                                         20.00
APPLIED PROCESS INC                                           13,519.93
ARAMARK UNIFORM SERVICES INC                                   3,236.22
ARCH WIRELESS                                                  1,125.89
ARCHIE JOHNSON                                                   440.00
ARTHUR G BYRNE CO INC                                          8,286.93
AT&T                                                           1,410.45
BARBARA LEE                                                      440.00
BEARING DISTRIBUTORS INC                                      41,777.95
BENTONITE PERFORMANCE MINERALS                                53,620.00
BETTY HAMILTON                                                   440.00
BLACK & CO #11                                                 9,205.74
BODINE ELECTRIC OF DECATUR                                     1,704.01
BODINE ENVIRONMENTAL SERVICE                                   1,700.10
BODINE SERVICES INC                                              225.00
BOULEVARD PROPERTIES LLC                                         856.25
BOWMAN HEINTZ BOSCIA & VICIAN                                      0.08
BRUSKE PRODUCTS                                                  218.22
BUEL COLE                                                        440.00
BURDICK PLUMBING INC                                           6,264.44
BUSCHE ENTERPRISE DIVN INC                                   141,262.72
C A PICARD SURFACE ENG INC                                    20,018.54
C C FIRE EQUIPMENT CO INC                                      2,077.50
C H ROBINSON INC                                                 621.25
CAPITAL CITY PAPER CO                                            458.58
CARLIN AUTOMATION INC                                            191.23
CARRIER VIBRATING EQUIPMENT                                    3,250.77
CATTRON THEIMEG INC                                               15.24
CENT IL EMER PHYS LLP ST MARY                                    450.00
CENT ILL EMER PHYS LLPOST MARY                                   282.00
CENTRAL IL ANESTHESIA                                          1,152.00
CENTRAL STEEL & WIRE CO                                          315.10
CHAMBER OF COMMERCE                                            1,110.00
CHAMPION CHISEL WORKS INC                                      3,146.28
CHARLES BEDFORD OD/DEC EYECARE                                   345.00
CHRIS INCORPORATED                                             1,250.00
CHRISTY-FOLTZ INC                                              1,597.72

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
FEBRUARY 2005

                VENDOR                                 TOTAL DISBURSEMENTS
                ------                                 -------------------
CINGULAR WIRELESS                                                 18.34
CITY OF DECATUR                                                8,727.82
CLIMATE CONTROL                                               83,629.84
COLUMBIA MARKING TOOLS                                           489.95
COLUMBUS MCKINNON CORP                                         9,002.20
CONNOR CO                                                        304.71
CONTINENTAL CARBONIC PROD INC                                    289.12
CONWAY CENTRAL EXPRESS                                           339.87
DAVID JOSEPH CO                                             (263,496.01)
CRANE PRO PARTS/PMI                                            3,471.71
CRI RECYCLING                                                  1,000.00
CROWN PACKAGING CORP                                           9,504.00
DAMON LEE                                                        440.00
DAUBER COMPANY                                                28,896.00
DAVID A DENTON                                                   250.00
DAVID RIGHTNOWAR                                                 440.00
DCD TRANSPORTATION INC                                           520.25
DE LAGE LANDEN FIN SERVICES                                    1,965.00
DECATUR HEALTHCARE LLC                                         4,012.49
DECATUR INDUSTRIAL ELECTRIC                                      979.08
DECATUR MACHINE & TOOL CO                                      1,048.32
DECATUR MEMORIAL HOSPITAL                                        333.00
DHL EXPRESS                                                       40.64
DISA GOFF INC                                                  3,671.65
DISA INDUSTRIES INC                                           23,832.70
DIVISION OF MANAGEMENT SERVICE                                   350.00
DONALD SCHELL                                                    440.00
DONNELLY AUTOMOTIVE MACH INC                                     671.16
DORSEY PIRTLE                                                    440.00
EAGLITE CHEMICAL INC                                          12,025.00
EDMUND IND. OPTICS                                               650.00
ELECTRO-NITE CO                                                  983.28
ELKEM METALS INC                                              73,822.50
ENBRIDGE GAS SERVICES                                         70,523.37
ENGINEERED TOOLING DIV                                        23,927.04
ENGLEWOOD                                                      1,825.65
FAMILY SUPPORT PAYMENT CENTER                                    297.08
FEDEX                                                            809.67
FIVE MORRS                                                       314.50
FOSECO INC                                                     5,028.48
FRANK MATTHEWS                                                   440.00
FRANK REED                                                       440.00
FRISBY PMC                                                   222,613.51
G E CAPITAL                                                    2,017.00
G G BARNETT TRANSPORT INC                                      3,225.19
GARD SPECIALISTS CO INC                                          165.82
GE CAPITAL                                                       706.22

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
FEBRUARY 2005

                VENDOR                                 TOTAL DISBURSEMENTS
                ------                                 -------------------
GE INSPECTION TECHNOLOGIES                                     3,067.00
GENERAL KINEMATICS CORP                                          261.52
GERDAU AMERISTEEL                                              2,670.00
GLENN PIERSON                                                  1,260.88
GLENN ZILLS                                                      640.00
GRAINGER INC                                                     259.73
GULLY TRANSPORTATION                                           4,594.85
HA INTERNATIONAL LLC                                          23,186.24
HAGERTY BROTHERS CO                                            5,146.29
HARRY BOND                                                       440.00
HARRY E HILLS & ASSOC                                          4,673.90
HASLER INC                                                       218.50
HAWTHORN IND/JAMES J MAY                                         508.32
HILLS SPORTS MEDICINE                                            859.00
HI-TEMP INC                                                    1,075.31
HOLTGRIEVE & CO                                                3,562.67
HTE TECHNOLOGIES                                                 553.24
IL INDUSTRIAL COMMISSION                                         420.39
ILL STUDENT ASSISTANCE COMM                                       91.97
ILLINOIS DEPT OF REVENUE                                         271.28
INDUSTRIAL PROCESS EQUIPMENT                                   2,492.70
INNOVATIVE LABELING SOLUTIONS                                    469.44
INTERNAL REVENUE SERVICE                                       1,010.00
IVORY CURRY                                                      440.00
J C JELKS                                                        440.00
J.D. FINLEY                                                      440.00
JAMES GAVIN                                                      440.00
JAMES JONES                                                      669.16
JAMES REED                                                       440.00
JEFF COCHRAN                                                     139.07
JEFF PYATT                                                       700.00
JER INDUSTRIAL SERVICES LLC                                    1,707.47
JERRY SHERWOOD                                                   440.00
JOHN BAKER                                                       500.00
JOHN C KEFALAS MDSC                                            2,617.04
JOHN H GERMERAAD - TRUSTEE                                     1,953.25
KANSAS PAYMENT CENTER                                            276.92
KEN BUCKELY                                                      440.55
KENT RUDBECK                                                     310.92
KING-LAR CO                                                   12,167.37
KIRBY RISK CORP                                                2,135.34
KOPETZ MFG INC                                                 5,485.00
L & N INDUSTRIES INC                                           3,680.51
LAND OF LINCOLN CREDIT UNION                                  53,707.44
LARPEN METALLURGICAL SERVICE                                  54,783.00
LARRY BONNELL                                                    440.00
LARRY HAYES                                                      440.00

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
FEBRUARY 2005

                VENDOR                                 TOTAL DISBURSEMENTS
                ------                                 -------------------
LARRY TURPIN AND                                               5,000.00
LEADING EDGE ENTERPRISES INC                                  34,330.00
LEVOY REED                                                       440.00
LINCO REFRACTORY SUPPLY INC                                    6,648.00
LOCAL #6-728 PACE                                              6,333.08
LOUIS THOMAS                                                     440.00
LYNN ZASADA                                                      440.00
M H EQUIPMENT                                                    441.76
M H EQUIPMENT CORP                                             1,873.37
MAC EQUIPMENT INC                                              1,216.00
MACIOROWSKI SACKMANN & ULRICH                                  5,707.10
MARTIN BRUMETT                                                   761.51
MARVIN BRANDT                                                    440.00
MARVIN KELLER TRUCKING                                           400.00
MCMASTER-CARR SUPPLY CO                                        1,272.20
MENNIE'S MACHINE CO                                           75,569.72
METOKOTE CORP                                                 18,002.66
METRO METAL PRODUCTS INC                                      22,256.18
MICHAEL DELSIGNORE                                             1,174.75
MICHAEL HENEGHAN                                                 535.58
MICRO TEK PATTERN INC                                          1,800.00
MID-STATE CARTAGE INC                                            327.00
MIDWEST CREDIT & COLLECTION                                      933.42
MORGAN DISTRIBUTING INC                                        8,676.33
MORGAN EXPRESS INC                                            43,273.53
MOTION INDUSTRIES INC                                          1,012.34
MTM INC                                                        1,244.68
NATIONAL CITY BANK                                            18,305.82
NDS PRODUCTS                                                      52.07
NIRMAL DATTA                                                     128.00
NOBLE SALES INC                                                1,788.25
NORTH STAR IMAGING INC                                         3,326.85
OLSTEN STAFFING                                                  450.50
OMNISOURCE FT WAYNE FERR DIV                               1,156,494.25
ONYX WASTE SERVICES MIDWEST                                   40,312.28
OSBORNE'S MACHINE &                                            1,019.04
PAUL ALTHOFF                                                     477.11
PECHINEY WORLD TRADE                                          32,540.19
PEERLESS METAL POWDERS                                        40,590.00
PEORIA DISPOSAL COMPANY                                          131.40
PERFECTION SERVO HYDRAULIC                                     2,731.04
PETRONOL CORP OF INDIANA                                       6,730.00
PHILLIP DANNEWITZ                                                440.00
POWER SUPPLY OF ILLINOIS                                       4,920.00
PRAIRIE IDEALEASE                                              1,449.00
PRECISION TOOL & DIE CO                                        1,465.00
PRIMETRADE                                                   167,311.52

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
FEBRUARY 2005

                VENDOR                                 TOTAL DISBURSEMENTS
                ------                                 -------------------
QUALITY ASSOCIATES                                             6,265.00
R D MCMILLEN ENTERPRISES                                       3,641.72
RADIOLOGICAL ASN OF DECATUR                                      380.00
RECORD COPY SERVICES                                             138.50
REFRACTORY SALES & SRV CO INC                                  5,752.00
RENEE HADDEN                                                     228.49
RENTAL SERVICE CORP                                            1,366.80
RICHARD COLE                                                     440.00
RICK WALLACE                                                     635.12
ROBERT LOWRY                                                     440.00
ROBERTS SINTO CORP                                             5,299.10
ROLAND MABRY                                                     440.00
S J SMITH WELDING SUPPLY                                      14,708.05
SAFETY-KLEEN CORP                                              5,705.38
SAFEWORKS DECATUR                                                405.30
SAFEWORKS-COLES COUNTY                                         1,265.04
SAFEWORKS-ILLINOIS                                               241.50
SBC                                                            1,393.76
SBC GLOBAL SERVICES INC                                        1,998.20
SECURITAS SEC SVCS USA INC                                     7,969.94
SHERMAN BAINE                                                    440.00
SHERRI GRIMES                                                  1,425.00
SIMPSON TECHNOLOGIES                                          20,100.00
SLIGO STEEL                                                      892.50
SOPH TECH                                                      2,489.00
SOURCE ONE SUPPLY CORP                                           575.80
SPECTRO ANALYTICAL INSTRMNTS                                     551.17
SPRINGFIELD ELECTRIC                                           4,608.35
ST MARY'S HOSPITAL                                             2,617.88
STEINER ELECTRIC                                                 401.46
STONE CONTAINER CORP                                          15,406.68
STRIGLOS OFFICE EQUIPMENT                                      2,104.15
STUART BAKER MD                                                   78.00
SUNBELT RENTALS                                                6,750.25
TEAM COOPERHEAT MQS                                            3,000.00
TENNECO AUTOMOTIVE                                            25,270.31
TERMINIX INTERNATIONAL                                           187.00
TEST EQUIPMENT DISTRIBUTORS                                   10,337.75
THOMAS H BOWDRE                                                  440.00
THORNTON WELDING SERVICE INC                                   9,901.40
TOM DUNN                                                          60.75
TORUS MACHINING                                               14,245.07
TRACY CAUSEY                                                      71.64
TRANSMAN                                                      42,576.42
TRAUSCH INSURANCE                                                100.00
TYCO VALVES AND CONTROLS                                       2,518.48
TYDUS GREEN                                                      440.00

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
FEBRUARY 2005

                VENDOR                                 TOTAL DISBURSEMENTS
                ------                                 -------------------
U S DEPARTMENT OF EDUCATION                                      316.07
U S HARDWOOD PRODUCTS                                          6,704.92
U S POSTAL SERVICE                                             3,000.00
UNION PLANTERS TRUST                                           5,800.00
UNION PLANTERS TRUST & INVEST                                     50.00
UNITED WAY OF DEC & MID-IL                                     1,164.00
UNITHERM FURNACE CORP                                          2,682.21
VERIZON WIRELESS                                               1,046.19
VESUVIUS USA                                                   9,216.00
WABEL TOOL CO                                                 84,276.79
WALLENDER-DEDMAN PRINTING                                        425.00
WALZ EQUIPMENT                                                 3,273.11
WARD NORTH AMERICA INC                                         2,804.00
WATTS COPY SYSTEMS INC                                         1,152.42
WEDRON SILICA COMPANY                                          6,416.00
WHEELABRATOR                                                  12,720.32
PAYROLL DISBURSED (INCLUDES CORP PAYMENTS)                   750,475.69
WHITING CORP                                                   1,652.00
WI SCTF                                                          384.00
WIESE PLANNING & ENGR INC                                        201.64
WILKENS-ANDERSON CO                                            1,127.75
WILLIAM A KIBBE & ASSOC INC                                    2,295.00
WILLIAM WALKER                                                   440.00
WILLIE LEE GREEN                                                 440.00
WOOD PRINTING SERVICE                                             25.00
WORKING RX                                                        17.31
WORLDWIDE FILTER                                               6,453.41
X-R-I TESTING DIV                                             10,250.50
YELLOW FREIGHT SYSTEM INC                                        164.70
ZEP MFG CO                                                       322.64
                                                         --------------

                                                         $ 4,027,238.19

DECATUR
CASE # 04-67614
AT 2/28/05

DECATUR - BANK RECONCILIATION

Bank Balance                            $         -

Actual Outstanding Checks                415,358.82

Unadjusted GL Balance                    415,358.82
                                        -----------

Difference                              $         -
                                        ===========

DECATUR
OUTSTANDING CHECKS
CASE # 04-67614

    DATE     CHECK    OUTSTANDING
11/29/04    116586       1,799.88
 12/2/04    116677       6,798.97
12/13/04    116949         163.13
12/16/04    117036         658.00
 1/27/05    117928         161.05
  2/3/05    118038          20.00
  2/3/05    118066         187.28
  2/3/05    118109          65.00
 2/15/05    118317         537.32
 2/15/05    118326         551.17
 2/15/05    118329         165.00
 2/16/05    118337       7,829.52
 2/17/05    118359       2,636.81
 2/17/05    118362       5,521.32
 2/17/05    118366       1,048.32
 2/17/05    118373         440.55
 2/17/05    118376         543.99
 2/17/05    118381       1,985.32
 2/18/05    118396       1,322.73
 2/18/05    118401         489.95
 2/18/05    118407         469.44
 2/18/05    118413       1,393.76
 2/21/05    118426       3,486.23
 2/21/05    118429         191.23
 2/21/05    118431         250.00
 2/21/05    118436       3,471.71
 2/21/05    118439         314.50
 2/21/05    118442         244.23
 2/21/05    118444          28.28
 2/21/05    118453         262.33
 2/21/05    118454       1,912.68
 2/21/05    118456         175.89
 2/22/05    118469       3,412.04
 2/22/05    118470         857.68
 2/22/05    118472         537.32
 2/22/05    118475         544.97
 2/22/05    118478         792.92
 2/22/05    118479       1,465.00
 2/22/05    118480       1,845.64
 2/22/05    118482       2,023.62
 2/22/05    118484       3,000.00
 2/22/05    118486         100.00
 2/23/05    118494         701.10
 2/23/05    118497      17,723.54
 2/23/05    118498       1,285.30
 2/23/05    118499         621.25
 2/23/05    118501         250.00
 2/23/05    118502       8,727.82
 2/23/05    118503       2,435.02
 2/23/05    118508         538.68
 2/23/05    118510         780.69
 2/23/05    118513         320.40
 2/23/05    118516       5,000.00
 2/23/05    118518          44.72
 2/23/05    118520         616.82
 2/23/05    118523       1,504.00
 2/23/05    118527       5,139.00
 2/23/05    118529       1,998.20
 2/23/05    118533         455.40
 2/23/05    118535         675.00
 2/24/05    118543       6,346.10
 2/24/05    118544       8,286.93
 2/24/05    118546      11,432.40
 2/24/05    118547       3,987.42
 2/24/05    118548          45.45
 2/24/05    118549      14,448.00
 2/24/05    118550       6,067.00
 2/24/05    118551          73.27
 2/24/05    118553         925.75
 2/24/05    118554         508.32
 2/24/05    118555       3,562.67
 2/24/05    118556          69.23
 2/24/05    118558      13,043.11
 2/24/05    118559         621.54
 2/24/05    118560       1,788.25
 2/24/05    118561       1,635.51
 2/24/05    118562       2,350.00
 2/24/05    118563       2,985.00
 2/24/05    118564         759.00
 2/24/05    118565         131.50
 2/24/05    118566       6,542.00
 2/25/05    118574         778.75
 2/25/05    118575       2,257.94
 2/25/05    118576       7,894.80
 2/25/05    118577       1,152.00
 2/25/05    118578       1,316.04
 2/25/05    118579         100.00
 2/25/05    118580       6,980.95
 2/25/05    118581       4,012.49
 2/25/05    118582       7,712.40
 2/25/05    118583         165.82
 2/25/05    118584       3,067.00
 2/25/05    118585       3,492.59
 2/25/05    118586         859.00
 2/25/05    118587       2,145.99
 2/25/05    118589       2,296.64
 2/25/05    118590       2,294.10
 2/25/05    118591         500.84
 2/25/05    118592       5,485.00
 2/25/05    118594         167.51
 2/25/05    118595         898.35
 2/25/05    118596       4,326.00
 2/25/05    118599      10,663.24
 2/25/05    118600          52.07
 2/25/05    118601         131.40
 2/25/05    118602       1,095.53
 2/25/05    118603       4,380.00
 2/25/05    118604         114.00
 2/25/05    118605         138.50
 2/25/05    118609       2,733.82
 2/25/05    118610       1,265.04
 2/25/05    118611         146.00
 2/25/05    118612       1,813.45
 2/25/05    118613         899.48
 2/25/05    118614         501.89
 2/25/05    118616         187.00
 2/25/05    118617         759.00
 2/25/05    118618       5,025.00
 2/25/05    118619         195.00
 2/25/05    118624      28,261.36
 2/28/05    118631       1,410.45
 2/28/05    118632         530.94
 2/28/05    118634       2,507.83
 2/28/05    118635       6,264.44
 2/28/05    118636      15,888.44
 2/28/05    118637          45.00
 2/28/05    118638       2,789.46
 2/28/05    118639       3,671.65
 2/28/05    118640       1,059.10
 2/28/05    118641         350.00
 2/28/05    118642         160.48
 2/28/05    118643      23,927.04
 2/28/05    118644           1.87
 2/28/05    118645       9,643.65
 2/28/05    118646          15.50
 2/28/05    118647         218.50
 2/28/05    118648         553.24
 2/28/05    118649         420.39
 2/28/05    118650         364.00
 2/28/05    118651       4,288.20
 2/28/05    118652       1,972.95
 2/28/05    118653       1,426.96
 2/28/05    118654         450.50
 2/28/05    118655         100.00
 2/28/05    118656         494.26
 2/28/05    118657          10.89
 2/28/05    118658       2,518.48
 2/28/05    118659       3,000.00
 2/28/05    118660       2,029.00
 2/28/05    118661       4,259.00
 1/31/05    119539       3,128.97
 2/21/05    119581         164.70
 2/23/05    119583         201.64
 2/25/05    119585         775.00
 2/25/05    119586       1,152.42
 2/25/05    119587       4,689.39
 2/25/05    119588       2,914.00
 11/5/04    120747       1,564.32
                      -----------
                      $415,358.82

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  WAGNER CASTINGS CO.        Capacity:    ___      Shareholder
       Case Number: 04-67614                   ___      Officer
                                               ___      Director
                                               ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly            or         Monthly

                                            ______

CURRENT BENEFITS PAID:                      Weekly            or         Monthly

            Health Insurance                ______                       _______

            Life Insurance                  ______                       _______

            Retirement                      ______                       _______

            Company Vehicle                 ______                       _______

            Entertainment                   ______                       _______

            Travel                          ______                       _______

            Other Benefits                  ______                       _______

            Total Benefits                  ______                       _______

CURRENT OTHER BENEFITS PAID:                Weekly            or         Monthly

            Rent Paid                       ______                       _______

            Loans                           ______                       _______

            Other (Describe)                ______                       _______

            Other (Describe)                ______                       _______

            Other (Describe)                ______                       _______


            Total Other Payments            ______                       _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly            or         Monthly

                                            ______                       $     0

Dated: MARCH 28, 2005                 ________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Wagner Castings Co.
                                                           Case Number: 04-67614

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                        CARRIER                 POLICY PERIOD
--------------                        -------                 -------------
Property                              Lloyds                  11/1/04-11/1/05
Boiler/Machine                        Hartford                11/1/04-11/1/05
Cargo                                 Fireman's Fund          11/1/04-11/1/05
Truck Cargo                           Fireman's Fund          11/1/04-11/1/05

Aviation                              USAIG                   11/1/04-11/1/05

Fiduciary                             St. Paul                11/1/04-11/1/05

Primary D&O                           St. Paul                11/1/04-11/1/05
Excess D&O                            Chubb                   11/1/04-11/1/05
Excess D&O                            Platte River            11/1/04-11/1/05

Crime                                 AIG                     12/1/04-12/1/05

General Liability                     ACE                     12/22/04-12/22/05
Umbrella                              National Union          12/22/04-12/22/05

Workers' Comp                         ACE                     12/22/04-6/22/05
Excess Workers' Comp                  ACE                     12/22/04-12/22/05

Auto                                  ACE                     12/22/04-12/22/05

Foreign (DIC)                         ACE                     12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED FEBRUARY 28, 2005:

IN RE:                           )
INTERMET CORPORATION, ET AL      )      CASE NO: 04-67611
                                 )      Chapter 11
                                 )      Judge: Marci B. McIvor
WAGNER HAVANA, INC.              )
                  Debtor         )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X   Operating Statement                   (Form 2)

      X   Balance Sheet                         (Form 3)

      X   Summary of Operations                 (Form 4)

      X   Monthly Cash Statement                (Form 5)

      X   Statement of Compensation             (Form 6)

      X   Schedule of In-Force Insurance        (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                  YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                  YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                  YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                  YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                  YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: MARCH 28, 2005                  /s/ Robert E. Belts
                                       ----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer   (248) 952-2500
                                       -----------------------   --------------
                                       Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 2-28-05
($000's)

                                               CASE #04-67611
                                                  WAGNER
                                                  HAVANA
                                      ----------------------------------
                                      Current Month   Total Since Filing
                                      -------------   ------------------
Net Sales                                 $    0           $     0

Cost of Goods Sold
Materials and Freight                          -                 -
Wages - Hourly                                 -                 -
Wages-Salary                                   -                 -
Employee Benefits and Pension                 94               214
 Repairs & Maintenance                         -                 -
Supplies                                       -                50
Utilities                                      6                17
Purchased Components/Services                  -                (1)
Income(loss) from Pattern Sales                -                 -
 Fixed Asset - (gain/loss)                     -                 -
 MIS Expense                                   -                 1
 Travel & Entertainment                        -                 -
 Other Variable Costs                          2                 8
 Depreciation & Amortization                   -                 -
 Other Allocated Fixed Costs                   -                 -
 Other Fixed Costs                            38               136
                                         -------          --------
Cost of Goods Sold                           140               425

Gross Profit                                (140)             (425)

Plant SG&A Expense                             -                 -
SG&A Expense - Allocation (Sched 1)            -                 -
 Other Operating Expenses                      -             4,895
                                         -------          --------
 Total Operating Expenses                      -             4,895

 Operating Profit                           (140)           (5,320)

 Outside Interest Income                       -                 -
 Outside Interest (Expense)                    -                 -
 Intercompany Interest Income                  -                 -
 Intercompany Interest (Expense)               -                (5)
 Charges (From) Affiliates                     -                 -
 Charges To Affiliates                         -                 -
Income/Loss From European Operations           -                 -
 Other Income/(Expense)                        -               (34)
                                         -------          --------
 Total Non-Operating Expenses                  -               (39)

 Income Before Income Taxes                 (140)           (5,359)

 Income Tax Expense                            -                 -

                                         -------          --------
 Net Income                              ($  140)         ($ 5,359)
                                         =======          ========

Intermet Corp and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                  February
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                             February
                                             --------
Officer Compensation                          $   189
Salary Expense other Employees                  1,075
Employee Benefits and Pension                      92
Payroll Taxes                                      67
Other Taxes                                        (2)
Rent and Lease Expense                            184
Interest Expense
Insurance                                          36
Automobile and Truck Expense                       12
Utilities(Gas Electric,Phone)                      33
Depreciation                                       73
Travel and Entertainment                           55
Repairs and Maintenance                            (3)
Advertising/Promotion                               0
Supplies, Office Expense                           33

OTHER:
Contributions                                       0
Professional Fees - Audit/Tax                     269
Bank Fees                                          11
Public Reporting Fees                              16
Employee Relocation/Training                       24
Data Processing                                    31
Dues and Subscriptions                             20
Outside Services                                  111
Project Development Costs net of Billings         (56)
Director Fees                                      25
Miscellaneous                                      33
Legal Fees                                         29
Cost Allocation - Europe                          (78)
Cost Allocation - Out                            (219)
                                              -------
                                              $ 2,060
                                              =======

Note: In 2005, Professional fees related to the bankruptcy restructuring have been reclassified to non-operating expense (Other Income/expense). In February, the expense was $2,800,000.

Allocation:
Wagner Castings               191
Northern Castings              49
Ironton Iron                    0
Lynchburg Foundry             193
Columbus Foundry              313
Wagner Havana                   0
Intermet U.S. Holdings        259
Cast-Matic Corp.               82
Diversified Diemakers         257
Ganton Technologies           168
Tool Products                 137
Corporate                     411
                           ------
Total                      $2,060
                           ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 2-28-05

                                            CASE #04-67611
                                            --------------
                                                WAGNER
                                                HAVANA
                                            --------------
Cash And Equivalents                           $      0
Accounts Receivable                                  68
Short-Term Intercompany Receivables                   0
Inventories                                         198
Other Current Assets                                  0
                                               --------
   TOTAL CURRENT ASSETS                             266

Land and Buildings                                1,633
 Machinery & Equipment                           14,700
 Construction In Progress                             0
                                               --------
 Total Fixed Assets                              16,333
 Accumulated Depreciation                       (13,534)
                                               --------
    NET FIXED ASSETS                              2,799

 Investment In Subsidiaries                           0
Investment In European Operations                     0
 Long-Term Intercompany Receivables                   0
 Deferred Taxes, Long-Term Asset                      0
 Other Assets                                         0
                                               --------

    TOTAL ASSETS                               $  3,065
                                               ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                               $      9
Wages and Salaries  (See schedule)                    0
Taxes Payable - (See schedule)                       49
                                               --------
  TOTAL POST PETITION LIABILITIES                    58

SECURED LIABILITIES:
SECURED BANK DEBT                                     0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                 0
 Accrued Tax - State                                  3
 Accrued Property Taxes                              63
 Accrued Workers Comp                               361
 Accrued Payroll                                    137
Accrued Payroll Taxes                                 0
                                               --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES          564

UNSECURED LIABILITIES
Accounts Payable                                    344
Senior  & IDR Bonds                                   0
                                               --------
TOTAL UNSECURED LIABILITIES                         344

OTHER LIABILITIES
Accrued Liabilities                                   8
Short-Term Intercompany Payables                      0
Capital Leases                                        0
 Retirement Benefits                                  0
 Deferred Taxes - Long-Term Liability                 0
 Other Long-Term Liabilities                          0
 Long-Term Intercompany Payables                  7,882
 Minority Interest                                    0
                                               --------
 TOTAL LIABILITIES                                8,856

 Common Stock                                         0
 Capital In Excess Of Par Value                   9,349
Retained Earnings - Prepetition                  (9,781)
Retained Earnings - Post Petition                (5,359)
Equity In European Operations
 Accumulated Translation Adjustment                   0
 Minimum Pension Liability Adjustment                 0
 Unearned Restricted Stock                            0
                                               --------
TOTAL SHAREHOLDER EQUITY                         (5,791)
                                               --------

 TOTAL LIABILITIES AND EQUITY                  $  3,065
                                               ========

PERIOD ENDED: 2/28/05             WAGNER HAVANA                 CASE #04-67611

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                  Balance
                                        as of       Accrued /     Payments /     as of
                                      1/31/2005     Withheld       Deposits     2-28-05
                                     ----------     ---------     ----------   ---------
Income tax withheld: Federal          $       0      $      0      $      0     $      0
Income tax withheld: State                    0             0             0            0
Income tax withheld: Local                    0             0             0            0
FICA Withheld                                 0             0             0            0
Employers FICA                                0             0             0            0
Unemployment Tax: Federal                     0             0             0            0
Unemployment Tax: State                       0             0             0            0
All Other Payroll W/H                         0             0             0            0

State Taxes: Inc./Sales/Use/Excise            0             0             0            0
Property Taxes                          (28,060)       (7,015)            0      (35,075)

Workers Compensation                          0       (14,460)            0      (14,460)
                                     ----------     ---------      --------    ---------

Total                                ($  28,060)    ($ 21,475)     $      0    ($ 49,535)

Wages and Salaries                            0             0             0            0
                                     ----------     ---------      --------    ---------

Grand Total                          ($  28,060)    ($ 21,475)     $      0    ($ 49,535)
                                     ==========     =========      ========    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)        Total     0-30 Days   30-60 Days    Over 60 Days
Accounts Payable                   $ 9,001     $9,001         -              -
Accounts Receivable                $     0          -         -              -

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 2/28/2005

                             MONTHLY CASH STATEMENT

                                                                 CASE # 04-67611
                                                                  WAGNER HAVANA
                                            --------------------------------------------------------
        ACCOUNT TYPE                         DEPOSIT       AP       PR (HOURLY) PR (SALARY)  TOTAL
          ACCOUNT #                         5401086441  2770716534  2770716526  2770716674
            BANK                            Stan. Fed.  Stan. Fed.  Stan. Fed.  Stan. Fed.
BEGINNING BANK BALANCE                              -           -           -           -          -
RECEIPTS                                            -           -           -           -          -
TRANSFERS IN (CORPORATE)                            -      17,293         430           -     17,723
DIP INFLOW                                          -           -           -           -          -
DISBURSEMENTS                                       -     (17,293)       (430)          -    (17,723)
TRANSFERS OUT (CORPORATE)                           -           -           -           -          -
DIP REPAYMENT                                       -           -           -           -          -
                                             --------    --------    --------    --------    -------
ENDING BANK BALANCE                                 -           -           -           -          -

WIRES PAID FOR BY CORPORATE                                     -
CHECKS ISSUED                                              26,120
                                                         --------
TOTAL DISBURSEMENTS                                      $ 26,120
                                                         ========

OUTSTANDING CHECKS AS OF JANUARY 31                         2,999
VOIDED CHECKS OUTSTANDING AS OF JANUARY 31                      -
CHECKS ISSUED IN FEBRUARY                                  26,120
CHECK CLEARED IN FEBRUARY                                 (23,675)
                                                         --------
OUTSTANDING CHECKS AS OF FEBRUARY 28
   (SEE OUTSTANDING CHECKLIST)                           $  5,444
                                                         ========

NOTE: Havana's payroll is consolidated with the Corporate payroll due to immateriality

WAGNER HAVANA, INC.                                          CASE NO. 04-67611
CASH DISBURSEMENTS
FEBRUARY 2005

       VENDOR               TOTAL DISBURSEMENTS
       ------               -------------------
 AMERENCIPS (ELECTRIC)          $ 5,598.74
BODINE SERVICES                   3,460.10
CANTON RAIOLOGY SERV S               42.00
CITY OF HAVANA                        9.42
ILL-MO PRODUCTS CO                   13.18
MASON DISTRICT HOSPITAL             921.47
SAFEWORKS ILLINOIS                3,746.42
SECURITAS SECURITY SERV           8,361.36
SPRINGFIELD CLINIC                3,820.00
ST JOHNS HOSPITAL                   147.52
                                ----------

                                $26,120.21

WAGNER HAVANA, INC.
CASE NO. 04-67611
AT 2/28/05

HAVANA - BANK RECONCILIATION

Bank Balance                $       -

Actual Outstanding Checks    5,444.15

Unadjusted GL Balance        5,444.15
                            ---------

Difference                  $       -
                            =========

WAGNER HAVANA, INC.
OUTSTANDING CHECKS
CASE NO. 04-67611

  DATE      CHECK      OUTSTANDING
 2/17/05    52172        2,090.34
11/12/04    52197          300.00
 2/17/05    52200          921.47
 2/17/05    52204           42.00
 2/28/05    52205        2,090.34
                        ---------

                        $5,444.15

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: FEBRUARY 28, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  WAGNER HAVANA, INC.            Capacity:            ___     Shareholder
       Case Number:  04-67611                              ___     Officer
                                                           ___     Director
                                                           ___     Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:         Weekly      or     Monthly

                                   _______            _______

CURRENT BENEFITS PAID:             Weekly      or     Monthly

           Health Insurance        _______            _______

           Life Insurance          _______            _______

           Retirement              _______            _______

           Company Vehicle         _______            _______

           Entertainment           _______            _______

           Travel                  _______            _______

           Other Benefits          _______            _______

           Total Benefits          _______            _______

CURRENT OTHER BENEFITS PAID:       Weekly      or     Monthly

           Rent Paid               _______            _______

           Loans                   _______            _______

           Other (Describe)        _______            _______

           Other (Describe)        _______            _______

           Other (Describe)        _______            _______

           Total Other Payments    _______            _______

CURRENT TOTAL OF ALL PAYMENTS:     Weekly      or     Monthly

                                   _______            $     0

Dated: MARCH 28, 2005                  _________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER


                                                                          Form 6

                                                             Wagner Havana, Inc.
                                                           Case Number: 04-67611

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE             CARRIER            POLICY PERIOD
--------------------    --------------      -----------------
Property                Lloyds              11/1/04-11/1/05
Boiler/Machine          Hartford            11/1/04-11/1/05
Cargo                   Fireman's Fund      11/1/04-11/1/05
Truck Cargo             Fireman's Fund      11/1/04-11/1/05

Aviation                USAIG               11/1/04-11/1/05

Fiduciary               St. Paul            11/1/04-11/1/05

Primary D&O             St. Paul            11/1/04-11/1/05
Excess D&O              Chubb               11/1/04-11/1/05
Excess D&O              Platte River        11/1/04-11/1/05

Crime                   AIG                 12/1/04-12/1/05

General Liability       ACE                 12/22/04-12/22/05
Umbrella                National Union      12/22/04-12/22/05

Workers' Comp           ACE                 12/22/04-6/22/05
Excess Workers' Comp    ACE                 12/22/04-12/22/05

Auto                    ACE                 12/22/04-12/22/05

Foreign (DIC)           ACE                 12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.